As filed with the Securities and Exchange Commission on August 29, 2025

Securities Act File No. 333-288715

Investment Company Act File No. 811-06660

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 1

☐ Post-Effective Amendment No.

(Check appropriate box or boxes)

BLACKROCK MUNIYIELD QUALITY FUND, INC.

(Exact Name of Registrant as Specified in Charter)

100 Bellevue Parkway

Wilmington, Delaware 19809

(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

(800) 882-0052

(Area Code and Telephone Number)

John M. Perlowski

President and Chief Executive Officer

BlackRock MuniYield Quality Fund, Inc.

50 Hudson Yards

New York, New York 10001

(Name and Address of Agent for Service)

With copies to:

Margery K. Neale, Esq. Elliot J. Gluck, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019-6099	Janey Ahn, Esq. BlackRock Advisors, LLC 50 Hudson Yards New York, New York 10001

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT

(Approximate Date of Proposed Public Offering)

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Registration Statement is organized as follows:

a.

Letter to Common Shareholders of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (“MQT”), BlackRock Virginia Municipal Bond Trust (“BHV”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and BlackRock MuniYield Quality Fund, Inc. (“MQY”).

b.	Questions & Answers for Common Shareholders of BKN, MYD, MQT, BHV, MPA and MQY.

c.	Notice of Joint Special Meeting of Shareholders of BKN, MYD, MQT, BHV, MPA and MQY.

d.	Joint Proxy Statement/Prospectus regarding the proposed reorganizations of BKN, MYD, MQT, BHV and MPA into MQY.

e.	Statement of Additional Information regarding the proposed reorganizations of BKN, MYD, MQT, BHV and MPA into MQY.

f.	Part C: Other Information.

g.	Exhibits.

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

[●], 2025

Dear Common Shareholder:

You are cordially invited to attend a joint special shareholder meeting (the “Special Meeting”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (“MQT”), BlackRock Virginia Municipal Bond Trust (“BHV”), BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) and BlackRock MuniYield Quality Fund, Inc. (“MQY” or the “Acquiring Fund” and collectively with BKN, MYD, MQT, BHV and MPA, the “Funds,” and each, a “Fund”), to be held on October 15, 2025 at 2:00 pm (Eastern Time). The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. Before the Special Meeting, I would like to provide you with additional background information and ask for your vote on important proposals affecting the Funds.

Common Shareholders of BKN: You and the preferred shareholders of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BKN and the Acquiring Fund (the “BKN Reorganization Agreement”) and the transactions contemplated therein, including the termination of BKN’s registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the dissolution of BKN under Maryland law (the “BKN Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BKN, although there are some differences. Preferred shareholders of BKN are also being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the BKN Reorganization.

Common Shareholders of MYD: You and the preferred shareholders of MYD are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYD and the Acquiring Fund (the “MYD Reorganization Agreement”) and the transactions contemplated therein, including the termination of MYD’s registration under the 1940 Act and the dissolution of MYD under Maryland law (the “MYD Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MYD, although there are some differences. Preferred shareholders of MYD are also being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MYD Reorganization.

Common Shareholders of MQT: You and the preferred shareholders of MQT are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MQT and the Acquiring Fund (the “MQT Reorganization Agreement”) and the transactions contemplated therein, including the termination of MQT’s registration under the 1940 Act and the dissolution of MQT under Maryland law (the “MQT Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MQT, although there are some differences. Preferred shareholders of MQT are also being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the MQT Reorganization.

Common Shareholders of BHV: You and the preferred shareholders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BHV and the Acquiring Fund (the “BHV Reorganization Agreement”) and the transactions contemplated therein, including the termination of BHV’s registration under the 1940 Act, and the dissolution of BHV under Delaware law (the “BHV Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as BHV, although there are some differences. Preferred shareholders of BHV are also being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the BHV Reorganization.

Common Shareholders of MPA: You and the preferred shareholders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MPA and the Acquiring Fund (the “MPA Reorganization Agreement” and collectively with the BKN Reorganization Agreement, MYD Reorganization Agreement, MQT Reorganization Agreement and BHV Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including the termination of MPA’s registration under the 1940 Act, and the dissolution of MPA under Massachusetts law (the “MPA Reorganization”). The Acquiring Fund has a similar investment objective and similar investment strategies, policies and restrictions as MPA, although there are some differences. Preferred shareholders of MPA are also being asked to vote as a separate class on a proposal to approve the MPA Reorganization Agreement and the MPA Reorganization.

Common Shareholders of the Acquiring Fund: You and the preferred shareholders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Reorganization, the MYD Reorganization, the MQT Reorganization, the BHV Reorganization and the MPA Reorganization (each, a “Reorganization”). Preferred shareholders of the Acquiring Fund are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein.

The enclosed Joint Proxy Statement/Prospectus is only being delivered to the Funds’ common shareholders. The preferred shareholders of each Fund are also being asked to attend the Special Meeting and to vote as a separate class with respect to the proposals described above. Each Fund is delivering to its preferred shareholders a separate proxy statement with respect to the proposals described above.

The Board of Directors or Board of Trustees, as applicable, of each Fund believes that the proposal that the common shareholders of its Fund are being asked to vote upon is in the best interests of its respective Fund and its shareholders and unanimously recommends that you vote “FOR” such proposal.

Your vote is important. Attendance at the Special Meeting will be limited to each Fund’s shareholders as of August 18, 2025, the record date for the Special Meeting.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MHNAVD5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your shares of a Fund through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

We encourage you to carefully review the enclosed materials, which explain the proposals in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Special Meeting. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By touch-tone phone;

•	By internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the postage-paid envelope; or

•	By participating at the Special Meeting as described above.

If you do not vote using one of the methods described above, you may be called by Georgeson LLC, the Funds’ proxy solicitor, to vote your shares.

If you have any questions about the proposals to be voted on or the virtual Special Meeting, please call Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-833-880-9327.

As always, we appreciate your support.

Sincerely,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

Please vote now. Your vote is important.

To avoid the wasteful and unnecessary expense of further solicitation(s), we urge you to indicate your voting instructions on the enclosed proxy card, date and sign it and return it promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the internet, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your common shares to be voted, your common shares will be voted “FOR” the proposal. If your common shares are held through a broker, you must provide voting instructions to your broker about how to vote your common shares in order for your broker to vote your common shares as you instruct at the Special Meeting.

[●], 2025

IMPORTANT NOTICE

TO COMMON SHAREHOLDERS OF

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

QUESTIONS & ANSWERS

Although we urge you to read the entire Joint Proxy Statement/Prospectus, we have provided for your convenience a brief overview of some of the important questions concerning the joint special shareholder meeting (the “Special Meeting”) of BlackRock Investment Quality Municipal Trust, Inc. (“BKN”), BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (“MQT”), BlackRock Virginia Municipal Bond Trust (“BHV”) and BlackRock MuniYield Pennsylvania Quality Fund (“MPA”) (collectively, the “Target Funds”), and BlackRock MuniYield Quality Fund, Inc. (“MQY” or the “Acquiring Fund” and collectively with BKN, MYD, MQT, BHV and MPA, the “Funds,” and each, a “Fund”) and the proposals to be voted on. It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations will be sometime during the fourth quarter of 2025, but they may be at a different time as described in the Joint Proxy Statement/Prospectus.

The enclosed Joint Proxy Statement/Prospectus is being sent only to the common shareholders of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund. Each of the Acquiring Fund, MYD, BHV and MPA are separately soliciting the votes of its holders of Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders,”) and each of BKN and MQT, are separately soliciting the votes of its holders of Variable Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders” and such VMTP Shares together with the VRDP Shares and common shares of each Fund, the “Shares”), as applicable, through a separate proxy statement.

Q:	Why is a shareholder meeting being held?

A:  Common Shareholders of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN): You and the VMTP Holders of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BKN and the Acquiring Fund (the “BKN Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BKN’s assets and the assumption by the Acquiring Fund of substantially all of BKN’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BKN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BKN of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BKN in accordance with its charter and Maryland law (the “BKN Reorganization”).

BKN VMTP Holders are also being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the BKN Reorganization through a separate proxy statement.

Common Shareholders of BlackRock MuniYield Fund, Inc. (NYSE Ticker: MYD): You and the VRDP Holders of MYD are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYD and the Acquiring Fund (the “MYD Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYD’s assets and the assumption by the Acquiring Fund of substantially all of MYD’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYD, and which shall

i

constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYD of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYD in accordance with its charter and Maryland law (the “MYD Reorganization”).

MYD VRDP Holders are also being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MYD Reorganization through a separate proxy statement.

Common Shareholders of BlackRock MuniYield Quality Fund II, Inc. (NYSE Ticker: MQT): You and the VMTP Holders of MQT are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MQT and the Acquiring Fund (the “MQT Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MQT’s assets and the assumption by the Acquiring Fund of substantially all of MQT’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MQT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MQT of its registration under the 1940 Act, and the liquidation, dissolution and termination of MQT in accordance with its charter and Maryland law (the “MQT Reorganization”).

MQT VMTP Holders are also being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the MQT Reorganization through a separate proxy statement.

Common Shareholders of BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV): You and the VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BHV and the Acquiring Fund (the “BHV Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BHV’s assets and the assumption by the Acquiring Fund of substantially all of BHV’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BHV, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BHV of its registration under the 1940 Act, and the liquidation, dissolution and termination of BHV in accordance with its Agreement and Declaration of Trust and Delaware law (the “BHV Reorganization”).

BHV VRDP Holders are also being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the BHV Reorganization through a separate proxy statement.

Common Shareholders of BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA): You and the VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MPA and the Acquiring Fund (the “MPA Reorganization Agreement” and collectively with the BKN Reorganization Agreement, MYD Reorganization Agreement, MQT Reorganization Agreement and BHV Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MPA’s assets and the assumption by the Acquiring Fund of substantially all of MPA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MPA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MPA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MPA in accordance with its Declaration of Trust and Massachusetts law (the “MPA Reorganization” and collectively with the BKN Reorganization, the MYD Reorganization, the MQT Reorganization and the BHV Reorganization, the “Reorganizations”).

MPA VRDP Holders are also being asked to vote as a separate class on a proposal to approve the MPA Reorganization Agreement and the MPA Reorganization through a separate proxy statement.

Common Shareholders of BlackRock MuniYield Quality Fund, Inc. (NYSE Ticker: MQY): You and the Acquiring Fund VRDP Holders are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with each Reorganization Agreement (each, an “Issuance” and collectively, the “Issuances”).

Acquiring Fund VRDP Holders are also being asked to vote as a separate class on a proposal to approve each Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (“MQY Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares, through a separate proxy statement.

The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Q:	Why has each Fund’s Board recommended these proposals?

A:  The Board of Directors or the Board of Trustees, as applicable (each, a “Board” and each member thereof, a “Board Member”) of each Fund has determined that its Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to net asset value (“NAV”) and liquidation preference, respectively, as a result of the Reorganization. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining six funds that have similar investment objectives, investment strategies, policies and restrictions, and are managed by the same investment adviser, BlackRock Advisors, LLC (the “Investment Advisor”).

In light of these similarities, the Reorganizations are intended to reduce fund redundancies and create a single, larger fund that may benefit from anticipated operating efficiencies and economies of scale. The Reorganizations are intended to result in the following potential benefits to common shareholders:

(i)

lower net total expenses (excluding leverage expenses and Target Funds extraordinary expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund;

(ii)	improved net earnings yield on NAV for common shareholders of BHV, MPA and the Acquiring Fund;

(iii)	improved secondary market trading of the common shares of the Combined Fund; and

(iv)	operating and administrative efficiencies for the Combined Fund, including the potential for the following:

(a)	greater investment flexibility and investment options;

(b)	greater diversification of portfolio investments;

(c)	the ability to trade portfolio securities in larger positions and more favorable transaction terms;

(d)	additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

(e)

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

(f)	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including Board Members thereof who are not “interested persons” (as defined in the 1940 Act), approved its Reorganization(s), its Reorganization Agreement(s) and the Issuances, as applicable, concluding that the Reorganization(s) is in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Q:	How will the Reorganizations affect the fees and expenses of the Funds?

A:  In the Investment Advisor’s view, the most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Reorganization discussed in this Joint Proxy Statement/Prospectus that is completed is the Reorganization of BHV into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Reorganizations were completed. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds (“ETFs”) managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. Pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of the Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

Effective May 1, 2024, the Investment Advisor voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) trusts and the liquidation preference of any outstanding preferred shares) (the “Voluntary Waiver”). The Voluntary Waiver may be reduced or discontinued at any time without notice. In addition, each Fund received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver.

For the 12-month period ended January 31, 2025, for BKN, MYD, MQT, BHV, MPA, the Acquiring Fund, the Combined Fund if only the BHV Reorganization is completed and the Combined Fund if all Reorganizations are completed, the historical and pro forma Total Expense Ratios (without giving effect to the Voluntary Waiver and excluding Target Fund extraordinary expenses) applicable to the Reorganizations are as follows:

Total Expense Ratios Excluding Leverage Expenses

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
0.89%	0.88%	0.88%	1.99%	0.94%	0.87%	0.87%	0.83%

Total Expense Ratios Including Leverage Expenses

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
2.32%	2.80%	2.32%	4.47%	3.00%	2.89%	2.91%	2.70%

Each Fund’s Total Expenses include leverage expenses associated with such Fund’s VMTP Shares or VRDP Shares, as applicable and TOBs. It is estimated that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding leverage expenses) for the Combined Fund of 0.83% on a historical and pro forma basis for the twelve-month period ended January 31, 2025, representing a reduction in the Total Expense Ratios (excluding leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund by 0.06%, 0.05%, 0.05%, 1.16%, 0.11% and 0.04%, respectively. After giving effect to the Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio (excluding leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of each Fund is expected to decrease.

It is estimated that the completion of all of the Reorganizations would result in a Total Expense Ratio (including leverage expenses) for the Combined Fund of 2.70% on a historical and pro forma basis for the twelve-month period ended January 31, 2025 , representing a reduction in the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of MYD, BHV, MPA and the Acquiring Fund by 0.10%, 1.77%, 0.30% and 0.19%, respectively, and an increase in the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of BKN and MQT by 0.38% and 0.38%, respectively. After giving effect to the Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of each Fund is expected to decrease.

v

BKN currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and a monthly fee for administration services at an annual rate of 0.15% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). Each of MYD, MQT and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of its managed assets (excludes voluntary management fee waiver of 0.13% on managed assets). MPA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of the average daily value of its net assets. Each of MYD, MQT, BHV, MPA and the Acquiring Fund does not pay the Investment Advisor a separate fee for administration services. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of net assets of the Combined Fund. The Combined Fund will have the same annual contractual investment management fee rate as MYD, MQT and the Acquiring Fund. The Combined Fund will have the same annual contractual investment management fee rate as BKN’s combined annual contractual investment management fee rate and annual rate for administration services, and will not be subject to a separate administration fee (though BKN’s fees are charged on its average weekly managed assets, while the Combined Fund’s fees will be charged on the average daily value of its net assets). The Combined Fund will have a lower annual contractual investment management fee rate than BHV. The Combined Fund will have a higher annual contractual investment management fee rate than MPA. Please see “Expense Table for Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding leverage expenses) is expected to be in the first quartile and actual investment management fee rate (without giving effect to the Voluntary Waiver) over Managed Assets is expected to be in the first quartile. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Q:	How will the Reorganizations affect the earnings, distributions and undistributed net income of the Funds?

A:  The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than BHV’s, MPA’s and the Acquiring Fund’s current net earnings yield on NAV and potentially lower than BKN’s, MYD’s and MQT’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BKN, MYD, MQT, BHV and MPA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the valuation time for the Reorganizations would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Q:	Have common shares of each Fund historically traded at a premium or discount?

A:  The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BKN	$ 10.63	$ 11.62	(8.5)%
MYD	$ 9.91	$ 10.81	(8.3)%
MQT	$ 9.44	$ 10.36	(8.9)%
BHV	$ 10.45	$ 10.94	(4.5)%
MPA	$ 10.66	$ 11.66	(8.6)%
Acquiring Fund (MQY)	$ 10.96	$ 11.76	(6.8)%

To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the

Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BKN, MYD, MQT, BHV and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

If the Reorganizations are approved by shareholders, effective upon the closing of the Reorganizations, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Q:	How have the Funds historically performed compared to the Acquiring Fund?

A:  The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns based on NAV for the Funds for the periods indicated.

		Annualized Rates of Return
	One Year ended March 31, 2025 based on NAV	Five Years ended March 31, 2025 based on NAV	Ten Years ended March 31, 2025 based on NAV
BKN	(0.56)%	0.40%	2.54%
MYD	(0.41)%	0.98%	2.26%
MQT	(0.49)%	0.68%	2.39%
BHV	(1.33)%	(0.62)%	0.91%
MPA	0.53%	0.46%	2.28%
Acquiring Fund (MQY)	(0.57)%	0.76%	2.48%

A Fund’s past performance does not indicate or guarantee how its common shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the common shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted, and numbers may reflect small variances due to rounding. Standardized performance and performance data current to the most recent month end may be obtained by visiting the “Closed-End Funds” section of www.blackrock.com. References to BlackRock Inc.’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock Inc.’s website in the Joint Proxy Statement/Prospectus.

Q:	How will holders of preferred shares be affected by the Reorganizations?

A:  As of the date of the enclosed Joint Proxy Statement/Prospectus, the Acquiring Fund, MYD, BHV and MPA each has VRDP Shares outstanding and BKN and MQT each has VMTP Shares outstanding. As of July 31, 2025, BKN had 678 Series W-7 VMTP Shares outstanding, MYD had 2,514 Series W-7 VRDP Shares outstanding, MQT had 786 Series W-7 VMTP Shares outstanding, BHV had 116 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,251 Series W-7 VRDP Shares outstanding and 2,252 Series W-7A VRDP Shares outstanding.

In connection with the Reorganizations, the Acquiring Fund expects to issue 678 additional VRDP Shares to BKN VMTP Holders, 2,514 additional VRDP Shares to MYD VRDP Holders, 786 additional VRDP Shares to MQT VMTP

Holders, 116 additional VRDP Shares to BHV VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 9,423 VRDP Shares outstanding.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganizations or contingent on shareholder approval of the Reorganizations. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus residual interest municipal tender option bonds (“TOBs”), yield levels and borrowing costs.

Assuming all of the Reorganizations are approved by shareholders, upon the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV and MPA VMTP Share or VRDP Share held by the BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP Holders or VMTP Holders of each Fund, as applicable, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more preferred shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the

Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Q:	How similar are the Funds?

A:  The Funds have the same investment adviser, officers and directors/trustees. BKN, MYD, MQT and the Acquiring Fund are each incorporated as a Maryland corporation, BHV is formed as a Delaware statutory trust, and MPA is formed as a Massachusetts business trust.

Each of the Acquiring Fund, BKN, MYD, MQT, BHV and MPA has its common shares listed on the NYSE. The Acquiring Fund, MYD, BHV and MPA each has privately placed VRDP Shares outstanding. BKN and MQT each has privately placed VMTP Shares outstanding. Each of the Acquiring Fund, BKN, MYD, MQT, BHV and MPA are managed by a team of investment professionals led by Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BKN, MYD, MQT, BHV and MPA, although there are some differences as set out below.

Investment Objective:

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
BKN’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital.	MYD’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.	MQT’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.	BHV’s investment objective is to provide current income exempt from regular federal income tax and Virginia personal income tax.	MPA’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.	The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

Municipal Bonds: Below is a comparison of each Fund’s 80% investment policy with respect to municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”) or investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax).

x

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
As a matter of fundamental policy, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). “Managed Assets” are BKN’s net assets plus the amount of borrowings for investment purposes.	MYD seeks to achieve its investment objective by investing at least 80% of an aggregate of MYD’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of Municipal Bonds.	MQT’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MQT’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of Municipal Bonds.	As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. “Managed Assets” are BHV’s net assets plus the amount of borrowings for investment purposes.	MPA seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MPA’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania	MQY seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MQY’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of Municipal Bonds.

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
income taxes (“Pennsylvania Municipal Bonds”).

Investment Grade and Non-Investment Grade Securities: Below is a comparison of each Fund’s policy with respect to investment in investment grade quality securities and non-investment grade quality securities. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investor Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”) or Fitch Ratings (“Fitch”)) or are unrated but judged to be of comparable quality by the Investment Advisor. Below investment grade quality means securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Investment Advisor to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)

Under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. An investment quality security is a security that is rated BBB or Baa or higher by Moody’s, S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor.

BKN may invest up to 20% of its Managed Assets,

	Under normal market conditions, MYD expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s, S&P or Fitch. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-	Under normal circumstances, MQT will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s, S&P or Fitch, or are consider by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through	Under normal market conditions, BHV invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s, S&P or Fitch or are unrated but judged to be of comparable quality by Investment Advisor. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P,	Under normal circumstances, MPA will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in “investment grade” securities. Under normal market conditions, MPA expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s, S&P or Fitch. In the	Under normal circumstances, MQY will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s, S&P or Fitch, or are considered by Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)

measured at the time of investment, in securities rated BB/Ba or B by Moody’s, S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor.

“Managed Assets” are BKN’s net assets plus the amount of borrowings for investment purposes.

1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

MYD also may invest up to 25% of its total assets in municipal bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics.

MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

MQT may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MQT’s other investment policies.

MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

“Managed Assets” are BHV’s net assets plus the amount of borrowings for investment purposes.

case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch.

MIG-3 for Moody’s and F-1+ through F-3 for Fitch.

MQY may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MQY’s other investment policies.

Bond Maturity: Below is a comparison of each Fund’s policy with respect to bond maturity.

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
The average maturity of BKN’s portfolio securities varies from time to time based upon an assessment of economic and market	MYD intends to invest primarily in long-term municipal bonds with maturities of more than ten years.	The average maturity of MQT’s portfolio securities varies from time to time based upon an assessment of economic and market	The average maturity of BHV’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and	The average maturity of MPA’s portfolio securities varies from time to time based upon an assessment of economic and market	The average maturity of MQY’s portfolio securities varies from time to time based upon an assessment of economic and

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
conditions by the Investment Advisor. BKN’s portfolio at any given time may include long-term and intermediate-term municipal bonds.	However, MYD also may invest in intermediate term municipal bonds with maturities of between three years and ten years. MYD also may invest from time to time in short-term municipal bonds with maturities of less than three years. The average maturity of MYD’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.	conditions by the Investment Advisor. MQT’s portfolio at any given time may include long-term, intermediate-term and short-term municipal bonds.	market conditions. BHV’s portfolio at any given time may include both long-term, intermediate-term municipal bonds.	conditions by the Investment Advisor. MPA’s portfolio at any given time may include long-term, intermediate-term and short-term municipal bonds.	market conditions by the Investment Advisor. MQY’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

Leverage: Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and residual interest municipal tender option bonds (“TOBs”). See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BKN and MQT currently leverages its assets through the use of VMTP Shares and TOBs. Each of the Acquiring Fund, MYD, BHV and MPA currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganizations. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganizations. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
BKN	VMTP Shares	4.69%
MYD	VRDP Shares	4.03%
MQT	VMTP Shares	4.69%
BHV	VRDP Shares	4.22%
MPA	VRDP Shares	4.22%
Acquiring Fund (MQY)	VRDP Shares	3.67%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BHV into the Acquiring Fund had taken place as of July 31, 2025, and (iii) the Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of July 31, 2025.

Ratios	BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
Asset Coverage Ratio	394.9%	296.7%	391.9%	249.8%	282.7%	287.5%	286.6%	305.5%

Regulatory Leverage Ratio(1)	25.3%	33.7%	25.5%	40.0%	35.4%	34.8%	34.9%	32.7%
Effective Leverage Ratio(2)	41.1%	41.4%	40.7%	40.1%	40.3%	41.1%	41.1%	41.1%

(1)

Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)

Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Q:	How will the Reorganizations be effected?

A:  Assuming a Reorganization receives the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding MYD, BHV, MPA and Acquiring Fund VRDP Shares, the Acquiring Fund will acquire substantially all of a Target Fund’s assets and assume substantially all of such Target Fund’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the shareholders of the Target Fund (although cash will be distributed in lieu of fractional common shares). A Target Fund will then terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law.

Shareholders of BKN, MYD, MQT, BHV and MPA will become shareholders of the Acquiring Fund. Common shareholders of BKN, MYD, MQT, BHV and MPA will receive newly issued common shares of the Acquiring Fund, par value $0.10 per share, the aggregate NAV (not the market value) of which will equal the aggregate NAV (not the market value) of the common shares of BKN, MYD, MQT, BHV and MPA such shareholders held immediately prior to the Closing Date (although common shareholders of BKN, MYD, MQT, BHV and MPA may receive cash for fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BKN, MYD, MQT, BHV and MPA common shares will not be diluted as a result of the Reorganizations. The common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

On the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV or MPA VRDP Share or VMTP Share held by the BKN, MYD, MQT, BHV or MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

Shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund, which will have additional common shares and VRDP Shares outstanding after the Reorganizations.

Q:	Will I have to pay any U.S. federal income taxes as a result of the Reorganizations?

A:  Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

Q:	What is the impact on shareholders of BHV and MPA, which invest principally in securities that are exempt from Virginia and Pennsylvania state taxes, respectively?

A:  Shareholders of BHV and MPA will lose the benefit of a Virginia and Pennsylvania state tax exemption, respectively, as a result of the Reorganizations, except to the extent that the Acquiring Fund invests in securities that pay interest that is exempt from Virginia or Pennsylvania state income taxes.

However, BHV and MPA shareholders would remain invested in a fund that seeks to obtain income that is exempt from federal income taxes and that has greater flexibility to invest in a broader range of issuers than a fund that focuses its investments in a single state.

Q:	Will I have to pay any sales load, commission or other similar fees in connection with the Reorganizations?

A:  You will pay no sales loads or commissions in connection with the Reorganizations. Regardless of whether the Reorganizations are completed, however, the costs associated with the Reorganizations, including the costs associated with the Special Meeting, will be borne directly by each of the respective Funds incurring the expense.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund are estimated to be approximately $323,000, $477,000, $331,000, $187,000, $270,000 and $592,000, respectively, of which the Investment Advisor will bear approximately $0, $146,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations).

Q:	What shareholder approvals are required to complete the Reorganizations?

A: The BKN Reorganization is contingent upon the following approvals:

1.

The approval of the BKN Reorganization Agreement and the transactions contemplated therein, including the termination of BKN’s registration under the 1940 Act and the dissolution of BKN under Maryland law, by BKN’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the BKN Reorganization Agreement and the transactions contemplated therein, including the termination of BKN’s registration under the 1940 Act and the dissolution of BKN under Maryland law, by BKN’s VMTP Holders voting as a separate class;

3.

The approval of the BKN Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BKN Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The MYD Reorganization is contingent upon the following approvals:

1.

The approval of the MYD Reorganization Agreement and the transactions contemplated therein, including the termination of MYD’s registration under the 1940 Act and the dissolution of MYD under Maryland law, by MYD’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the MYD Reorganization Agreement and the transactions contemplated therein, including the termination of MYD’s registration under the 1940 Act and the dissolution of MYD under Maryland law, by MYD’s VRDP Holders voting as a separate class;

3.

The approval of the MYD Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MYD Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The MQT Reorganization is contingent upon the following approvals:

1.

The approval of the MQT Reorganization Agreement and the transactions contemplated therein, including the termination of MQT’s registration under the 1940 Act and the dissolution of MQT under Maryland law, by MQT’s common shareholders and VMTP Holders voting as a single class;

2.

The approval of the MQT Reorganization Agreement and the transactions contemplated therein, including the termination of MQT’s registration under the 1940 Act and the dissolution of MQT under Maryland law, by MQT’s VMTP Holders voting as a separate class;

3.

The approval of the MQT Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MQT Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The BHV Reorganization is contingent upon the following approvals:

1.

The approval of the BHV Reorganization Agreement and the transactions contemplated therein, including the termination of BHV’s registration under the 1940 Act and the dissolution of BHV under Delaware law, by BHV’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the BHV Reorganization Agreement and the transactions contemplated therein, including the termination of BHV’s registration under the 1940 Act and the dissolution of BHV under Delaware law, by BHV’s VRDP Holders voting as a separate class;

3.

The approval of the BHV Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the BHV Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

The MPA Reorganization is contingent upon the following approvals:

1.

The approval of the MPA Reorganization Agreement and the transactions contemplated therein, including the termination of MPA’s registration under the 1940 Act and the dissolution of MPA under Massachusetts law, by MPA’s common shareholders and VRDP Holders voting as a single class;

2.

The approval of the MPA Reorganization Agreement and the transactions contemplated therein, including the termination of MPA’s registration under the 1940 Act and the dissolution of MPA under Massachusetts law, by MPA’s VRDP Holders voting as a separate class;

3.

The approval of the MPA Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by Acquiring Fund VRDP Holders voting as a separate class; and

4.	The approval of the Issuance with respect to the MPA Reorganization by the Acquiring Fund’s common shareholders and Acquiring Fund VRDP Holders voting as a single class.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

If the requisite shareholder approvals for a Reorganization are not obtained or a Reorganization is not otherwise consummated, the Board of the Fund(s) for which such Reorganization(s) were not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Maryland corporation, Delaware statutory trust or Massachusetts business trust, as applicable, registered under the 1940 Act as a closed-end management investment company advised by the Investment Advisor. The Investment Advisor may, in connection with the ongoing management of the Fund and its product line, recommend alternative proposals to the Board of the Fund.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization(s), as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding Acquiring Fund, MYD, BHV and MPA VRDP Shares. Because the closing of each Reorganization is contingent upon the applicable Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, or that only one of BKN, MYD, MQT, BHV or MPA will be reorganized into the Acquiring Fund, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund does not obtain its requisite shareholder approvals or satisfy its closing conditions.

The preferred shares were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BKN, MYD, MQT, BHV, MPA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for a Reorganization may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganizations; there is no guarantee that such preferred shareholder(s) will approve the Reorganizations, over which it (or they) may exercise effective disposition power.

Q:	Why is the vote of shareholders of the Acquiring Fund being solicited in connection with the Reorganizations?

A:

The rules of the New York Stock Exchange (on which the Acquiring Fund common shares are listed) require the Acquiring Fund’s shareholders to approve each Issuance with respect to a Reorganization. If the Issuance with respect to a Reorganization is not approved, then the corresponding Reorganization will not occur.

We are also seeking the approval of each Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares, by the Acquiring Fund VRDP Holders voting as a separate class pursuant to the governing documents of the Acquiring Fund VRDP Shares. If Acquiring Fund VRDP Holders do not approve a Reorganization Agreement as a separate class, then the corresponding Reorganization will not occur.

Q:	How does the Board of my Fund suggest that I vote?

A:	After careful consideration, the Board of your Fund unanimously recommends that you vote “FOR” the proposal(s) relating to your Fund.

Q:	When and where will the Special Meeting be held?

A:

The Special Meeting will be held on October 15, 2025 at 2:00 pm (Eastern Time). The Special Meeting will be held in virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the Special Meeting live and cast their votes by accessing a web link. The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

▶	Provide for shareholders to begin logging into the Special Meeting at https://meetnow.global/MHNAVD5 on October 15, 2025, thirty minutes in advance of the Special Meeting.

▶

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Special Meeting matters will be answered during the Special Meeting, subject to time constraints.

▶	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

Q:	How do I vote my proxy?

A:

Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof. You may cast your vote by mail, phone, internet or by participating at the Special Meeting as described below.

To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided.

If you choose to vote by phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement/Prospectus. To vote by phone or internet, you will need the “control number” that appears on the proxy card. In addition, we ask that you please note the following:

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MHNAVD5 by entering the control number found in the shaded box in your proxy card on the date and timing of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

Also, if you are a beneficial shareholder of a Fund, you will not be able to vote at the virtual Special Meeting unless you have registered in advance to attend the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC (“Georgeson”), each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

Q:	Whom do I contact for further information?

A: You may contact your financial advisor for further information. You may also call Georgeson, the Funds’ proxy solicitor, at 1-833-880-9327.

Q:	Will anyone contact me?

A:  You may receive a call from Georgeson, the proxy solicitor hired by the Funds, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate by returning your vote as soon as possible. If enough shareholders fail to cast their votes, a Fund may not be able to hold the Special Meeting or the vote on the applicable proposals, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

Important additional information about the Reorganizations is set forth in the accompanying Joint Proxy Statement/Prospectus.

Please read it carefully.

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 15, 2025

Notice is hereby given that a joint special meeting of shareholders (the “Special Meeting”) of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN) (“BKN”), BlackRock MuniYield Fund, Inc. (NYSE Ticker: MYD) (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (NYSE Ticker: MQT) (“MQT”), BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV) (“BHV”), BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA”) and BlackRock MuniYield Quality Fund, Inc. (NYSE Ticker: MQY) (“MQY” or the “Acquiring Fund,” and collectively with BKN, MYD, MQT, BHV and MPA, the “Funds,” and each, a “Fund”) will be held on October 15, 2025 at 2:00 pm (Eastern Time) for the following purposes:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BKN:

Proposal 1(A): The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BKN and the Acquiring Fund (the “BKN Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BKN’s assets and the assumption by the Acquiring Fund of substantially all of BKN’s liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BKN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BKN of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BKN in accordance with its charter and Maryland law (the “BKN Reorganization”).

Proposal 1(B): The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the BKN Reorganization.

For Shareholders of MYD:

Proposal 1(C): The common shareholders and VRDP Holders of MYD are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYD and the Acquiring Fund (the “MYD Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYD’s assets and the assumption by the Acquiring Fund of substantially all of MYD’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYD, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYD of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYD in accordance with its charter and Maryland law (the “MYD Reorganization”).

i

Proposal 1(D): The VRDP Holders of MYD are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MYD Reorganization.

For Shareholders of MQT:

Proposal 1(E): The common shareholders and VMTP Holders of MQT are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MQT and the Acquiring Fund (the “MQT Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MQT’s assets and the assumption by the Acquiring Fund of substantially all of MQT’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MQT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MQT of its registration under the 1940 Act, and the liquidation, dissolution and termination of MQT in accordance with its charter and Maryland law (the “MQT Reorganization”).

Proposal 1(F): The VMTP Holders of MQT are being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the MQT Reorganization.

For Shareholders of BHV:

Proposal 1(G): The common shareholders and VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BHV and the Acquiring Fund (the “BHV Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BHV’s assets and the assumption by the Acquiring Fund of substantially all of BHV’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BHV, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BHV of its registration under the 1940 Act, and the liquidation, dissolution and termination of BHV in accordance with its Agreement and Declaration of Trust and Delaware law (the “BHV Reorganization”).

Proposal 1(H): The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the BHV Reorganization.

For Shareholders of MPA:

Proposal 1(I): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MPA and the Acquiring Fund (the “MPA Reorganization Agreement” and collectively with the BKN Reorganization Agreement, MYD Reorganization Agreement, MQT Reorganization Agreement and BHV Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MPA’s assets and the assumption by the Acquiring Fund of substantially all of MPA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MPA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MPA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MPA in accordance with its Declaration of Trust and Massachusetts law (the “MPA Reorganization” and collectively with the BKN Reorganization, MYD Reorganization, MQT Reorganization and BHV Reorganization, the “Reorganizations”).

Proposal 1(J): The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MPA Reorganization.

ii

For Shareholders of the Acquiring Fund:

Proposal 1(K): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (“MQY Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(L): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(M): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(N): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(O): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MPA Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Reorganization Agreement (the “BKN Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYD Reorganization Agreement (the “MYD Issuance”).

Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MQT Reorganization Agreement (the “MQT Issuance”).

Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Reorganization Agreement (the “BHV Issuance”).

Proposal 2(E): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MPA Reorganization Agreement (the “MPA Issuance” and collectively with the BKN Issuance, MYD Issuance, MQT Issuance and BHV Issuance, the “Issuances”).

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Shareholders of record of each Fund as of the close of business on August 18, 2025 are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

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The Funds are soliciting the vote of their common shareholders on Proposal 1(A), Proposal 1(C), Proposal 1(E), Proposal 1(G), Proposal 1(I), Proposal 2(A), Proposal 2(B), Proposal 2(C), Proposal 2(D) and Proposal 2(E) through the joint proxy statement/prospectus.

Each Fund is separately soliciting the votes of its respective preferred shareholders on each proposal through a separate proxy statement and not through the joint proxy statement/prospectus.

The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense for the Funds and to assure that your shares are represented, please vote as promptly as possible, regardless of whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card or voting instruction form. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card or voting instruction form and follow the recorded instructions. To vote over the Internet, go to the Internet address provided on your proxy card or voting instruction form and follow the instructions.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MHNAVD5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card or voting instruction form you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

The officers or directors of each Fund named as proxies by shareholders may participate in the Special Meeting by remote communications, including, without limitation, by means of a conference telephone or similar communications equipment by means of which all persons participating in the Special Meeting can hear and be heard by each other, and the participation of such officers, directors or trustees in the Special Meeting pursuant to any such communications system shall constitute presence at the Special Meeting.

THE BOARD OF DIRECTORS OR THE BOARD OF TRUSTEES, AS APPLICABLE (EACH, A “BOARD”), OF EACH FUND RECOMMENDS THAT YOU VOTE YOUR SHARES BY INDICATING YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE FOR THE APPLICABLE REORGANIZATION AGREEMENT AND FOR THE ISSUANCE OF ADDITIONAL

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COMMON SHARES OF THE ACQUIRING FUND, AS APPLICABLE, IN EACH CASE, AS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS FOR COMMON SHAREHOLDERS OR THE PROXY STATEMENT FOR PREFERRED SHAREHOLDERS, AS APPLICABLE.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

For the Board of each Fund,

JOHN M. PERLOWSKI

President and Chief Executive Officer of the Funds

[●], 2025

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 15, 2025.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

HTTPS://WWW.PROXY-DIRECT.COM/BLK-34669

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The information in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED AUGUST 29, 2025

JOINT PROXY STATEMENT/PROSPECTUS

Dated [●], 2025

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

100 Bellevue Parkway

Wilmington, Delaware 19809

(800) 882-0052

This Joint Proxy Statement/Prospectus is furnished to you as a common shareholder of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN) (“BKN”), BlackRock MuniYield Fund, Inc. (NYSE Ticker: MYD) (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (NYSE Ticker: MQT) (“MQT”), BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV) (“BHV”), BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA”) and BlackRock MuniYield Quality Fund, Inc. (NYSE Ticker: MQY) (“MQY” or the “Acquiring Fund,” and collectively with BKN, MYD, MQT, BHV and MPA, the “Funds,” and each, a “Fund”) in connection with the solicitation of proxies by each Fund’s Board of Directors/Trustees (each, a “Board,” the members of which are referred to as “Board Members”). Each of BKN, MYD, MQT, BHV and MPA may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.” The proxies will be voted at the joint special meeting of the shareholders of each Fund and at any and all adjournments, postponements and delays thereof (the “Special Meeting”). The Special Meeting will be held on October 15, 2025 at 2:00 pm (Eastern Time) to consider the proposals set forth below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Special Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Special Meeting, but will be able to view the meeting live, have a meaningful opportunity to participate, including the ability to ask questions of management, and cast their votes by accessing a web link. If you are unable to attend the Special Meeting or any adjournment or postponement thereof, the Board of your Fund recommends that you vote your common shares, by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet. The approximate mailing date of this Joint Proxy Statement/Prospectus and accompanying form of proxy is [●].

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS JOINT PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The purposes of the Special Meeting are:

Proposal 1: The Reorganizations of the Funds

For Shareholders of BKN:

Proposal 1(A): The common shareholders and holders of Variable Rate Muni Term Preferred Shares (“VMTP Shares” and the holders thereof, “VMTP Holders”) of BKN are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BKN and the Acquiring Fund (the “BKN Reorganization

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Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BKN’s assets and the assumption by the Acquiring Fund of substantially all of BKN’s liabilities in exchange solely for newly issued common shares and Variable Rate Demand Preferred Shares (“VRDP Shares” and the holders thereof, “VRDP Holders”) of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BKN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BKN of its registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and the liquidation, dissolution and termination of BKN in accordance with its charter and Maryland law (the “BKN Reorganization”).

Proposal 1(B): The VMTP Holders of BKN are being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the BKN Reorganization.

For Shareholders of MYD:

Proposal 1(C): The common shareholders and VRDP Holders of MYD are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MYD and the Acquiring Fund (the “MYD Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYD’s assets and the assumption by the Acquiring Fund of substantially all of MYD’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYD, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYD of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYD in accordance with its charter and Maryland law (the “MYD Reorganization”).

Proposal 1(D): The VRDP Holders of MYD are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MYD Reorganization.

For Shareholders of MQT:

Proposal 1(E): The common shareholders and VMTP Holders of MQT are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MQT and the Acquiring Fund (the “MQT Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MQT’s assets and the assumption by the Acquiring Fund of substantially all of MQT’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MQT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MQT of its registration under the 1940 Act, and the liquidation, dissolution and termination of MQT in accordance with its charter and Maryland law (the “MQT Reorganization”).

Proposal 1(F): The VMTP Holders of MQT are being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the MQT Reorganization.

For Shareholders of BHV:

Proposal 1(G): The common shareholders and VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between BHV and the Acquiring Fund (the “BHV Reorganization Agreement”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BHV’s assets and the assumption by the Acquiring Fund of substantially all of BHV’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and

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VRDP Holders, respectively, of BHV, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BHV of its registration under the 1940 Act, and the liquidation, dissolution and termination of BHV in accordance with its Agreement and Declaration of Trust and Delaware law (the “BHV Reorganization”).

Proposal 1(H): The VRDP Holders of BHV are being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the BHV Reorganization.

For Shareholders of MPA:

Proposal 1(I): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve an Agreement and Plan of Reorganization between MPA and the Acquiring Fund (the “MPA Reorganization Agreement” and collectively with the BKN Reorganization Agreement, MYD Reorganization Agreement, MQT Reorganization Agreement and BHV Reorganization Agreement, the “Reorganization Agreements”) and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MPA’s assets and the assumption by the Acquiring Fund of substantially all of MPA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MPA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MPA of its registration under the 1940 Act, and the liquidation, dissolution and termination of MPA in accordance with its Declaration of Trust and Massachusetts law (the “MPA Reorganization” and collectively with the BKN Reorganization, MYD Reorganization, MQT Reorganization and BHV Reorganization, the “Reorganizations”).

Proposal 1(J): The VRDP Holders of MPA are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the MPA Reorganization.

For Shareholders of the Acquiring Fund:

Proposal 1(K): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BKN Reorganization Agreement and the transactions contemplated therein, including amendments to the Articles Supplementary of Variable Rate Demand Preferred Shares of the Acquiring Fund (“MQY Articles Supplementary”) in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(L): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MYD Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(M): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MQT Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(N): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the BHV Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

Proposal 1(O): The VRDP Holders of the Acquiring Fund are being asked to vote as a separate class on a proposal to approve the MPA Reorganization Agreement and the transactions contemplated therein, including amendments to the MQY Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares.

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Proposal 2: The Issuance of Additional Acquiring Fund Common Shares

Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BKN Reorganization Agreement (the “BKN Issuance”).

Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MYD Reorganization Agreement (the “MYD Issuance”).

Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MQT Reorganization Agreement (the “MQT Issuance”).

Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the BHV Reorganization Agreement (the “BHV Issuance”).

Proposal 2(E): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the issuance of additional common shares of the Acquiring Fund in connection with the MPA Reorganization Agreement (the “MPA Issuance” and collectively with the BKN Issuance, MYD Issuance, MQT Issuance and BHV Issuance, the “Issuances”).

It is expected that the effective dates (collectively, the “Closing Date”) of the Reorganizations will be sometime during the fourth quarter of 2025, but they may be at a different time as described herein. The term “Combined Fund” refers to the Acquiring Fund as the surviving Fund after the consummation of each of the Reorganizations.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The Board of each Fund has determined that including these proposals applicable to common shareholders of the Funds in one Joint Proxy Statement/Prospectus will reduce costs and is in the best interest of each Fund’s shareholders.

Distribution to the shareholders of this Joint Proxy Statement/Prospectus and the accompanying materials will commence on or about [●].

Shareholders of record of each Fund as of the close of business on August 18, 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting or any adjournment or postponement thereof.

Shareholders of each Fund are entitled to one vote for each common share or VMTP Share or VRDP Share, as applicable (each, a “Share”), held, with no Shares having cumulative voting rights. Preferred shareholders of each Fund will have equal voting rights with the common shareholders of such Fund with respect to the proposals that require the vote of the Fund’s VMTP Shares or VRDP Shares, as applicable, and common shares as a single class. The quorum and voting requirements for each Fund are described in the section herein entitled “Voting Information and Requirements.”

This Joint Proxy Statement/Prospectus is only being delivered to the common shareholders of each Fund. Each Fund is separately soliciting the votes of its respective preferred shareholders on each of the foregoing proposals that require the vote of preferred shareholders through a separate proxy statement and not through this Joint Proxy Statement/Prospectus.

BKN, MYD, MQT and the Acquiring Fund are each incorporated as a Maryland corporation, BHV is formed as a Delaware statutory trust, and MPA is formed as a Massachusetts business trust. Each of BKN, MYD, MQT and the Acquiring Fund is a diversified, closed-end management investment company registered under the 1940 Act. Each

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of BHV and MPA is a non-diversified, closed-end management investment company registered under the 1940 Act. The Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining six funds that have similar investment objectives, investment strategies, policies and restrictions.

Assuming each of the Reorganizations receives the necessary approvals, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BKN, MYD, MQT, BHV and MPA in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). Such newly issued Acquiring Fund Shares will be distributed to BKN, MYD, MQT, BHV and MPA shareholders (although cash may be distributed in lieu of fractional common shares) and each of BKN, MYD, MQT, BHV and MPA will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

The Fund(s) in which you owned Shares on the Record Date is named on the proxy card. If you owned Shares in more than one Fund on the Record Date, you will receive more than one proxy card. Even if you plan to attend the Special Meeting, please sign, date and return EACH proxy card you receive or, if you provide voting instructions by telephone or via the Internet, please vote on each proposal affecting EACH Fund you own. If you vote by telephone or via the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card(s). This code is designed to confirm your identity, provide access into the voting website and confirm that your voting instructions are properly recorded.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. On any matter coming before the Special Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the Shares will be voted accordingly. If a proxy card is properly executed and returned and no choice is specified with respect to a proposal, the Shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to a proposal at any time before a vote is taken on the proposal by filing with the applicable Fund a written notice of revocation (addressed to the Secretary of the Fund at the principal executive offices of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting by ballot, in all cases prior to the exercise of the authority granted in the proxy card. Merely attending the Special Meeting, however, will not revoke any previously executed proxy. If you hold Shares through a bank or other intermediary, please consult your bank or intermediary regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in a Fund are registered in your name, you may attend and participate in the Special Meeting at https://meetnow.global/MHNAVD5 by entering the control number found in the shaded box on your proxy card on the date and time of the Special Meeting. You may vote during the Special Meeting by following the instructions that will be available on the Special Meeting website during the Special Meeting.

The Special Meeting will provide shareholders with a meaningful opportunity to participate, including the ability to ask questions of management. To support these efforts, the Funds will:

•	Provide for shareholders to begin logging into the Special Meeting at https://meetnow.global/MHNAVD5 on October 15, 2025, thirty minutes in advance of the Special Meeting.

•

Permit shareholders attending the Special Meeting to submit questions via live webcast during the Special Meeting by following the instructions available on the meeting website during the Special Meeting. Questions relevant to Meeting matters will be answered during the Special Meeting, subject to time constraints.

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•	Engage with and respond to shareholders who ask questions relevant to Special Meeting matters that are not answered during the Special Meeting due to time constraints.

If you are a beneficial shareholder of a Fund (that is if you hold your Fund shares through a bank, broker, financial intermediary or other nominee) and want to attend the Special Meeting you must register in advance of the Special Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Georgeson LLC, each Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the Special Meeting date. You will receive a confirmation email from Georgeson LLC of your registration and a control number and security code that will allow you to vote at the Special Meeting.

Even if you plan to attend the Special Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card you receive, and if received by mail, returning it in the accompanying postage-paid return envelope.

For information regarding how to access the Special Meeting, please contact Georgeson LLC, the firm assisting us in the solicitation of proxies, toll free at 1-833-880-9327.

This Joint Proxy Statement/Prospectus sets forth concisely the information that common shareholders of each Fund should know before voting on the proposals set forth herein. Please read it carefully and retain it for future reference. A Statement of Additional Information, dated [●], 2025, relating to this Joint Proxy Statement/Prospectus (the “Statement of Additional Information”) has been filed with the United States Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Copies of each Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. (“BlackRock”) at www.blackrock.com. In addition, each Fund will furnish, without charge, a copy of the Statement of Additional Information, or its most recent annual report or semi-annual report to any shareholder upon request. Any such request should be directed to BlackRock by calling (800) 882-0052 or by writing to the respective Fund at 100 Bellevue Parkway, Wilmington, Delaware 19809. The Statement of Additional Information and the annual and semi-annual reports of each Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov. The address of the principal executive offices of the Funds is 100 Bellevue Parkway, Wilmington, Delaware 19809, and the telephone number is (800) 882-0052.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act and, in accordance therewith, file reports, proxy statements, proxy materials and other information with the SEC. Materials filed with the SEC can be downloaded from the SEC’s website at www.sec.gov. You may also request copies of these materials, upon payment at the prescribed rates of a duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov). Reports, proxy statements and other information concerning the Funds may also be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

BlackRock updates performance information and certain other data for the Funds on a monthly basis on its website in the “Closed-End Funds” section of www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Please note that only one copy of shareholder documents, including annual or semi-annual reports and proxy materials, may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. To request a separate copy of any shareholder document or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if

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multiple copies of these documents are received, shareholders should contact the respective Fund at the address and phone number set forth above.

The common shares of BlackRock MuniYield Quality Fund, Inc. are listed on the NYSE under the ticker symbol “MQY” and will continue to be so listed after the completion of the Reorganizations. The common shares of BlackRock Investment Quality Municipal Trust, Inc. are listed on the NYSE under the ticker symbol “BKN,” the common shares of BlackRock MuniYield Fund, Inc. are listed on the NYSE under the ticker symbol “MYD,” the common shares of BlackRock MuniYield Quality Fund II, Inc. are listed on the NYSE under the ticker symbol “MQT,” the common shares of BlackRock Virginia Municipal Bond Trust are listed on the NYSE under the ticker symbol “BHV,” and the common shares of BlackRock MuniYield Pennsylvania Quality Fund are listed on the NYSE under the ticker symbol “MPA.”

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with each Issuance. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

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SUMMARY

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Statement of Additional Information. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully.

The Reorganizations

Assuming all of the Reorganizations receive the requisite shareholder approvals, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding Acquiring Fund, MYD, BHV and MPA VRDP Shares, the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BKN, MYD, MQT, BHV and MPA in exchange solely for newly issued Acquiring Fund Shares in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the NYSE. Such newly issued Acquiring Fund Shares will be distributed to BKN, MYD, MQT, BHV and MPA shareholders (although cash may be distributed in lieu of fractional common shares) and each of BKN, MYD, MQT, BHV and MPA will terminate its registration under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

As a result of the Reorganizations, each common shareholder of BKN, MYD, MQT, BHV and MPA will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BKN, MYD, MQT, BHV or MPA common shares immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares or VMTP Shares, as applicable, of such Fund.

On the Closing Date of the Reorganizations, each outstanding VRDP Share or VMTP Share, as applicable, of BKN, MYD, MQT, BHV and MPA will, without any action on the part of the holder thereof, be exchanged for one newly issued VRDP Share of the Acquiring Fund. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years form the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the

Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding Acquiring Fund, MYD, BHV and MPA VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

Each Reorganization is not contingent upon the approval of any other Reorganization. If the requisite shareholder approvals for a Reorganization are not obtained, or a Reorganization is not otherwise consummated, the Board of the Fund for which such Reorganization(s) was not consummated may take such actions as it deems in the best interests of the Fund, including conducting additional solicitations with respect to the Reorganization(s) or continuing to operate the Fund as a standalone Maryland corporation, Delaware statutory trust or Massachusetts business trust, as applicable, registered under the 1940 Act as a closed-end management investment company advised by BlackRock Advisors, LLC (the “Investment Advisor”). The Investment Advisor may, in connection with the ongoing management of such Fund and its product line, recommend alternative proposals to the Board of such Fund.

Background and Reasons for the Reorganizations

The proposed Reorganizations seek to achieve certain economies of scale and other operational efficiencies by combining six funds that have similar investment objectives, investment strategies, policies and restrictions and are managed by the same investment adviser.

The proposed Reorganizations are intended to result in the following potential benefits to common shareholders: (i) lower net total expenses (excluding leverage expenses and Target Funds’ extraordinary expenses) per Common Share for common shareholders of each Fund (as common shareholders of the Combined Fund following the Reorganizations) due to economies of scale resulting from the larger size of the Combined Fund; (ii) improved net earnings yield on NAV for common shareholders of BHV, MPA and the Acquiring Fund; (iii) improved secondary market trading of the common shares of the Combined Fund; and (iv) operating and administrative efficiencies for the Combined Fund, including the potential for the following: (a) greater investment flexibility and investment options; (b) greater diversification of portfolio investments; (c) the ability to trade in larger positions and more favorable transaction terms; (d) additional sources of leverage or more competitive leverage terms and more favorable transaction terms; (e) benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and (f) benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors.

The Board of each Fund, including the Board Members who are not “interested persons” of each Fund (as defined in the 1940 Act) (“Independent Board Members”), has unanimously approved the Reorganization(s), concluding that the Reorganization(s) are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganization(s). As a result of the Reorganizations, however, common and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations. Each Board’s conclusion was based on each Board Member’s business judgment after consideration of all relevant factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors. Please see “Reasons for the Reorganizations” for additional information about the factors considered by each Board.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

Net and Managed Assets

As of July 31, 2025, BKN had approximately $200.0 million in net assets and approximately $338.6 million in managed assets, MYD had approximately $494.6 million in net assets and approximately $842.5 million in managed assets, MQT had approximately $229.5 million in net assets and approximately $386.3 million in managed assets, BHV had approximately $17.4 million in net assets and approximately $29.0 million in managed assets, MPA had approximately $150.9 million in net assets and approximately $252.4 million in managed assets and the Acquiring Fund had approximately $844.5 million in net assets and approximately $1,431.0 million in managed assets. “Managed assets” means the total assets of the relevant Fund, including any assets attributable to VRDP Shares or VMTP Shares, as applicable, and tender option bond (“TOB”) trusts minus the sum of accrued liabilities.

Total Expenses and Management Fees

In the Investment Advisor’s view, the most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Reorganization discussed in this Joint Proxy Statement/Prospectus that is completed is the Reorganization of BHV into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Reorganizations were completed. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange traded funds (“ETFs”) managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. Pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of the Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

Effective May 1, 2024, the Investment Advisor voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (determined by multiplying the Fund’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond (“TOB”) trusts and the liquidation preference of any outstanding preferred shares) (the “Voluntary Waiver”). The Voluntary Waiver may be reduced or discontinued at any time without notice. In addition, each Fund received its pro rata portion of a one-time aggregate $2 million voluntary advisory fee waiver.

For the 12-month period ended January 31, 2025, for BKN, MYD, MQT, BHV, MPA, the Acquiring Fund, the Combined Fund of only the BHV Reorganization is completed and the Combined Fund if all of the Reorganizations are completed, the historical and pro forma Total Expense Ratios (without giving effect to the Voluntary Waiver and excluding Target Fund extraordinary expenses) applicable to the Reorganizations are as follows:

Total Expense Ratios Excluding Leverage Expenses

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
0.89%	0.88%	0.88%	1.99%	0.94%	0.87%	0.87%	0.83%

Total Expense Ratios Including Leverage Expenses

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
2.32%	2.80%	2.32%	4.47%	3.00%	2.89%	2.91%	2.70%

Each Fund’s Total Expenses include leverage expenses associated with such Fund’s VMTP Shares or VRDP Shares, as applicable and TOBs. It is estimated that the completion of all of the Reorganizations would result in a Total Expense Ratio (excluding leverage expenses) for the Combined Fund of 0.83% on a historical and pro forma basis for the twelve-month period ended January 31, 2025, representing a reduction in the Total Expense Ratios (excluding leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund by 0.06%, 0.05%, 0.05%, 1.16%, 0.11% and 0.04%, respectively. After giving effect to the Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio

(excluding leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of each Fund is expected to decrease.

It is estimated that the completion of all of the Reorganizations would result in a Total Expense Ratio (including leverage expenses) for the Combined Fund of 2.70% on a historical and pro forma basis for the twelve-month period ended January 31, 2025, representing a reduction in the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of MYD, BHV, MPA and the Acquiring Fund by 0.10%, 1.77%, 0.30% and 0.19%, respectively, and an increase in the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of BKN and MQT by 0.38% and 0.38%, respectively. After giving effect to the Voluntary Waiver (which may be reduced or discontinued at any time without notice), the Total Expense Ratio (including leverage expenses and excluding Target Fund extraordinary expenses) for the common shareholders of each Fund is expected to decrease.

BKN currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and a monthly fee for administration services at an annual rate of 0.15% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). Each of MYD, MQT and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of its managed assets. MPA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of the average daily value of its net assets. Each of MYD, MQT, BHV, MPA and the Acquiring Fund do not pay the Investment Advisor a separate fee for administration services. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of net assets of the Combined Fund. The Combined Fund will have the same annual contractual investment management fee rate as MYD, MQT and the Acquiring Fund. The Combined Fund will have the same annual contractual investment management fee rate as BKN’s combined annual contractual investment management fee rate and annual rate for administration services, and will not be subject to a separate administration fee (though BKN’s fees are charged on its average weekly managed assets, while the Combined Fund’s fees will be charged on the average daily value of its net assets). The Combined Fund will have a lower annual contractual investment management fee rate than BHV. The Combined Fund will have a higher annual contractual investment management fee rate than MPA. Please see “Expense Table for Common Shareholders” in the Joint Proxy Statement/Prospectus for additional information.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding leverage expenses) is expected to be in the first quartile and actual investment management fee rate (without giving effect to the Voluntary Waiver) over Managed Assets is expected to be in the first quartile. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

The level of expense savings (or increases) will vary depending on the combination of the Funds in the Reorganizations, and furthermore, there can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

Earnings, Distributions and Undistributed Net Investment Income

Earnings and Distribution Rate: The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than BHV’s, MPA’s and the Acquiring Fund’s current net earnings yield on NAV and potentially the lower than BKN’s, MYD’s and MQT’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Distribution Policy: Each Fund intends to make regular monthly cash distributions of all or a portion of its net investment income, after payment of dividends on such Fund’s preferred shares outstanding, to holders of such Fund’s common shares (stated in terms of a fixed cents per common share dividend distribution rate), except as described below under “Undistributed Net Investment Income.” Each Fund intends to pay any capital gains distributions at least annually. A Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed a Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution may involve a return of the common shareholder’s original investment. Though not currently taxable, such a distribution may lower a common shareholder’s basis in such Fund, thus potentially subjecting the common shareholder to future tax consequences in connection with the sale of Fund common shares, even if sold at a loss to the common shareholder’s original investment. See “Dividends and Distributions—Tax Treatment of Distributions.” Shareholders should not draw any conclusions about a Fund’s investment performance from the amount of such Fund’s distributions. When total distributions exceed total return performance for the period, the difference will reduce a Fund’s total assets and NAV and, therefore, could have the effect of increasing the Fund’s expense ratio and reducing the amount of assets the Fund has available for long-term investment.

Various factors will affect the level of each Fund’s net investment income, such as its asset mix, performance of its investments, level of retained earnings, the amount of leverage utilized by such Fund and the effects thereof, the costs of such leverage, the movement of interest rates for municipal bonds and general market conditions. To permit each Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, a Fund may from time to time distribute more or less than the entire amount earned in a particular period. Undistributed earnings will increase a Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the NAV.

Each Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders. See “Dividends and Distributions.”

Automatic Dividend Reinvestment: Common shareholders of each Fund will automatically have all dividends and distributions reinvested in common shares of such Fund in accordance with such Fund’s dividend reinvestment plan, unless an election is made to receive cash by contacting the Reinvestment Plan Agent (as defined below), at (800) 699-1236. See “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income: If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (“UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BKN, MYD, MQT, BHV and MPA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”) would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Internal Revenue Code of 1986, as amended (the (“Code”)), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV of Common Shares

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/ (Discount) to NAV
BKN	$ 10.63	$ 11.62	(8.5)%
MYD	$ 9.91	$ 10.81	(8.3)%
MQT	$ 9.44	$ 10.36	(8.9)%
BHV	$ 10.45	$ 10.94	(4.5)%
MPA	$ 10.66	$ 11.66	(8.6)%
Acquiring Fund (MQY)	$ 10.96	$ 11.76	(6.8)%

To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BKN, MYD, MQT, BHV and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

If the Reorganizations are approved by shareholders, effective upon the closing of the Reorganizations, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Preferred Shares

As of July 31, 2025, BKN had 678 Series W-7 VMTP Shares outstanding, MYD had 2,514 Series W-7 VRDP Shares outstanding, MQT had 786 Series W-7 VMTP Shares outstanding, BHV had 116 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,251 Series W-7 VRDP Shares and 2,252 Series W-7A VRDP Shares outstanding.

For the twelve-month period ended January 31, 2025, the annualized dividend rates for the VMTP Shares or VRDP Shares, as applicable, of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund were 4.69%, 4.03%, 4.69%, 4.22%, 4.22% and 3.67%, respectively.

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganizations or contingent on shareholder approval of the Reorganizations. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus residual interest municipal tender option bonds (“TOBs”), yield levels and borrowing costs.

In connection with the Reorganizations, the Acquiring Fund expects to issue 678 additional VRDP Shares to BKN VMTP Holders, 2,514 additional VRDP Shares to MYD VRDP Holders, 786 additional VRDP Shares to MQT VMTP Holders, 116 additional VRDP Shares to BHV VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 9,423 VRDP Shares outstanding.

Assuming all of the Reorganizations are approved by shareholders, upon the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV and MPA VMTP Share or VRDP Share held by the BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds. See “Summary—Expenses of the Reorganizations” for additional information.

Following the Reorganizations, the VMTP Holders of BKN and MQT and the VRDP Holders of MYD, BHV and MPA will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more preferred shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

Expenses of the Reorganizations

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund are estimated to be approximately $323,000, $477,000, $331,000, $187,000, $270,000 and $592,000, respectively, of which the Investment Advisor will bear approximately $0, $146,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights

Shareholders of BHV do not have appraisal rights for their common or preferred shares because BHV is formed as a Delaware statutory trust and BHV’s Agreement and Declaration of Trust states that the shareholders are not entitled to appraisal rights. Common shareholders of MPA are entitled, under its Declaration of Trust, to the same appraisal rights for their common shares in the event of a reorganization, consolidation, sale or exchange of assets as shareholders of a Massachusetts business corporation. Under Massachusetts law applicable to business corporations, shareholders already holding marketable securities in the target corporation who receive marketable securities and/or cash in the surviving entity as a result of an reorganization are generally not entitled to appraisal rights in the reorganization. For these purposes, marketable securities are those that are listed on a national securities exchange, and are held by at least 1,000 persons. Because the common shares of both MPA and the Acquiring Fund are listed on the New York Stock Exchange and are held in each case by at least 1,000 persons, the common shareholders of MPA will not be entitled to appraisal rights in connection with the MPA Reorganization. Under Maryland law, stockholders are entitled to demand the fair value of their shares from their successor entity in connection with a reorganization except where any exceptions apply, which such exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of BKN, MYD, MQT, and the Acquiring Fund, on the Record Date. No exception exists for the VRDP Shares or VMTP Shares and therefore the VRDP Holders and VMTP Holders of BKN, MYD and MQT, as applicable, are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

U.S. Federal Income Tax Consequences of the Reorganizations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

General Information and History

BKN, MYD, MQT and the Acquiring Fund are each incorporated as a Maryland corporation and are each a diversified, closed-end management investment company registered under the 1940 Act. BHV is formed as a Delaware statutory trust and is a non-diversified, closed-end management investment company registered under the 1940 Act. MPA is formed as a Massachusetts business trust and is a non-diversified, closed-end management investment company registered under the 1940 Act.

Each Fund’s principal place of business is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and its telephone number is (800) 882-0052.

Each Fund has a July 31 fiscal year end.

The Acquiring Fund common shares are listed on the NYSE as “MQY.”

BKN common shares are listed on the NYSE as “BKN.”

MYD common shares are listed on the NYSE as “MYD.”

MQT common shares are listed on the NYSE as “MQT.” BHV common shares are listed on the NYSE as “BHV.” MPA common shares are listed on the NYSE as “MPA.”

The Acquiring Fund, MYD, BHV and MPA each has VRDP Shares outstanding and BKN and MQT each has VMTP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

Investment Objective and Policies

The investment objective, principal investment strategies and operating policies, and investment restrictions of the Combined Fund will be those of the Acquiring Fund, which are similar to those of BKN, MYD, MQT, BHV and MPA, although there are some differences as set out below.

Investment Objective:

BKN’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital.

MYD’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

MQT’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

BHV’s investment objective is to provide current income exempt from regular federal income tax and Virginia personal income tax.

MPA’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management.

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management.

The investment objective of each of the Funds is a fundamental policy that may not be changed without a vote of a majority of the applicable Fund’s outstanding voting securities.

Municipal Bonds:

As a matter of fundamental policy, BKN will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) (“BKN Municipal Bonds”). “Managed Assets” are BKN’s net assets plus the amount of borrowings for investment purposes. BKN’s investments in derivatives will be counted toward BKN’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.

MYD seeks to achieve its investment objective by investing at least 80% of an aggregate of MYD’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MYD Municipal Bonds”). MYD’s investments in derivatives will be counted toward MYD’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

MQT’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MQT’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“MQT Municipal Bonds”). MQT’s investments in derivatives will be counted toward MQT’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.

As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax (“BHV Municipal Bonds”). “Managed Assets” are BHV’s net assets plus the amount of borrowings for investment purposes. BHV’s investments in derivatives will be counted toward BHV’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.

MPA seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“MPA Municipal Bonds”). MPA’s investments in derivatives will be counted toward MPA’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associates with such securities.

The Acquiring Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MQY Municipal Bonds,” and collectively with BKN Municipal Bonds, MYD Municipal Bonds, MQT Municipal Bonds, BHV Municipal Bonds and MPA Municipal Bonds, “Municipal Bonds”). The Acquiring Fund’s investment s in derivatives will be counted toward the Acquiring Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.

Please see below a comparison of the approximate amount invested in Municipal Bonds as a percentage of total assets for each Fund as of July 31, 2025, and (i) the Combined Fund, assuming only the Reorganization of BHV into the Acquiring Fund, and (ii) the Combined Fund, assuming all of the Reorganizations were consummated, as of July 31, 2025.

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
99%	99%	98%	96%	98%	98%	98%	98%

Investment Grade and Non-Investment Grade Securities:

BKN’s investment policies provide that, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. “Managed Assets” are BKN’s net assets plus the amount of borrowings for investment purposes. BKN’s investments in derivatives will be counted toward BKN’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. An investment quality security is a security that is rated BBB or Baa or higher by Moody’s, S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor. Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

BKN may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor.

Under normal market conditions, the MYD expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

MYD also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics.

Under normal market condition, MQT will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MQT’s investments in derivatives will be counted toward MQT’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. “Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch.

MQT may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MQT’s other investment policies.

Under normal market conditions, BHV invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch.

Under normal circumstances, MPA will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in “investment grade” securities. MPA’s investments in derivatives will be counted toward MPA’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associates with such securities. Under normal market conditions, MPA expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Acquiring Fund’s investment s in derivatives will be counted toward the Acquiring Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. “Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch.

The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to the Acquiring Fund’s other investment policies.

Bond Maturity:

The average maturity of BKN’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BKN’s portfolio at any given time may include long- term and intermediate-term Municipal Bonds.

MYD intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, MYD also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of MYD’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

The average maturity of MQT’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MQT’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The average maturity of BHV’s portfolio securities will vary based upon the Investment Advisor’s an assessment of economic and market conditions. BHV’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The average maturity of MPA’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MPA’s portfolio at any given time may include long- term, intermediate-term and short-term Municipal Bonds.

The average maturity of the Acquiring Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. The Acquiring Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

Leverage:

Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of BKN and MQT currently leverages its assets through the use of VMTP Shares and tender option bonds (“TOBs”). Each of the Acquiring Fund, MYD, BHV and MPA currently leverages its assets through the use of VRDP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganizations. As noted above, the Board of the Acquiring Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares on one or more occasions between April 1, 2025 and October 1, 2025, which redemption is not subject to shareholder approval of any of the Reorganizations. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

The annualized dividend rates for the preferred shares for each Fund’s twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
BKN	VMTP Shares	4.69%
MYD	VRDP Shares	4.03%
MQT	VMTP Shares	4.69%
BHV	VRDP Shares	4.22%
MPA	VRDP Shares	4.22%
Acquiring Fund (MQY)	VRDP Shares	3.67%

Please see below a comparison of certain important ratios related to (i) each Fund’s use of leverage as of July 31, 2025, (ii) the Combined Fund’s estimated use of leverage, assuming only the Reorganization of BHV into the Acquiring Fund had taken place as of July 31, 2025, and (iii) the

Combined Fund’s estimated use of leverage, assuming the Reorganizations of all the Funds had taken place as of July 31, 2025.

Ratios	BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
Asset Coverage Ratio	394.9%	296.7%	391.9%	249.8%	282.7%	287.5%	286.6%	305.5%

Regulatory Leverage Ratio(1)	25.3%	33.7%	25.5%	40.0%	35.4%	34.8%	34.9%	32.7%

Effective Leverage Ratio(2)	41.1%	41.4%	40.7%	40.1%	40.3%	41.1%	41.1%	41.1%

(1)   Regulatory leverage consists of preferred shares issued by the Fund, which is a part of the Fund’s capital structure. Regulatory leverage is sometimes referred to as “1940 Act Leverage” and is subject to asset coverage limits set forth in the 1940 Act.

(2)   Effective leverage is a Fund’s effective economic leverage and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of TOB inverse floater holdings, in addition to any regulatory leverage, are included in effective leverage ratios.

Fund Management

The Board of each Fund is responsible for the overall supervision of the operations of its respective Fund and performs the various duties imposed on the directors/trustees of investment companies by the 1940 Act and under applicable state law. Each Fund has the same Board Members and officers.

Investment Advisor	BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund.

Portfolio Management Team

Each Fund is managed by a team of investment professionals led by Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Managing Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

Other Service Providers	The other professional service providers for the Funds are or will be as follows:

	Service	Service Providers to the Funds

	Accounting Agent	State Street Bank and Trust Company

	Custodian	State Street Bank and Trust Company

	Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Provider to MQY VRDP Shares	Royal Bank of Canada, acting through its New York branch and the Toronto-Dominion Bank, acting through its New York branch

Liquidity Provider to MYD VRDP Shares	Bank of America, N.A.

Liquidity Provider to BHV and MPA VRDP Shares	Toronto-Dominion Bank, acting through its New York branch

Remarketing Agent to MQY VRDP Shares	RBC Capital Markets, LLC and TD Securities (USA) LLC

Remarketing Agent to MYD VRDP Shares	BofA Securities, Inc.

Remarketing Agent to BHV and MPA VRDP Shares	TD Securities (USA) LLC

Redemption and Paying Agent to BKN and MQT VMTP Shares; Tender and Paying Agent to MQY, MYD, BHV and MPA VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

EXPENSE TABLE FOR COMMON SHAREHOLDERS

The purpose of the comparative fee table below is to assist shareholders of each Fund in understanding the various costs and expenses of investing in common shares of each Fund and Combined Fund. The information in the table reflects (i) the fees and expenses of each Target Fund and the Acquiring Fund (unaudited); (ii) the pro forma expenses of the Combined Fund, assuming only the Reorganization of BHV into the Acquiring Fund had taken place on February 1, 2024, which represents the combination of completed Reorganizations presented in this Joint Proxy Statement/Prospectus that would result in the highest Total Expense Ratio for the Combined Fund; and (iii) the pro forma expenses of the Combined Fund, assuming all Reorganizations had taken place on February 1, 2024, which represents, in the Investment Advisor’s view, the most likely combination of the Reorganizations and the combination of the Reorganizations that would result in the lowest Total Expense Ratio for the Combined Fund. The fees and expenses for the Funds are based on actual fees and expenses incurred by the Funds for the twelve-month period ended January 31, 2025.

The level of expense savings (or increases) will vary depending upon the combination of the Funds in the Reorganizations and the resulting size of the Combined Fund, and furthermore, there can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized. Because each of the Reorganizations may occur whether or not the other Reorganization is approved, several combinations are possible, and the pro forma effects on operating expenses for all possible combinations are not illustrated in the table below. As noted above, however, the scenarios presented below capture the high and low range of possible pro forma outcomes for the Reorganizations presented in this Joint Proxy Statement/Prospectus.

	BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Combined Fund (BHV into MQY)	Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of the offering price) imposed on purchases of common shares(1)	None	None	None	None	None	None	None	None
Dividend Reinvestment Plan Fees(2)	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares	$0.02 per share for open market purchases of common shares
Dividend Reinvestment Plan Sale Transaction Fee(2)	$2.50	—	—	$2.50	$2.50	$2.50	$2.50	$2.50
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees(3)(4)	0.75%	0.79%	0.75%	1.03%	0.76%	0.78%	0.78%	0.77%
Other Expenses(5)	0.14%	0.17%	0.13%	0.95%	0.17%	0.35%	0.35%	0.19%
Interest Expense(6)	1.43%	1.83%	1.44%	2.48%	2.06%	1.75%	1.77%	1.73%
Acquired Fund Fees and Expenses	0.00%	0.01%	0.00%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	2.32%	2.80%	2.32%	4.47%	3.00%	2.89%	2.91%	2.70%

(1)

No sales load will be charged in connection with the issuance of Acquiring Fund common shares as part of the Reorganizations. Common shares are not available for purchase from the Funds but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(2)

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends will be paid by the Fund. However, each participant will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. For MQT and MYD, participants that request a sale of shares are subject to a $0.02 per share brokerage commission. For the Acquiring Fund, BKN, BHV and MPA, participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. See “Automatic Dividend Reinvestment Plan” for additional information.

(3)

BKN currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and a monthly fee for administration services at an annual rate of 0.15% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of its managed assets. MPA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of the average daily value of its net assets. Each of MYD, MQT and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. Each of MYD, MQT, BHV, MPA and the Acquiring Fund does not pay the Investment Advisor a separate fee for administration services. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV. If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily net assets of the Combined Fund. The Combined Fund will have the same annual contractual investment management fee rate as MYD, MQT and the Acquiring Fund. The Combined Fund will have the same annual contractual investment management fee rate as BKN’s combined annual contractual investment management fee rate and annual rate for administration services, and will not be subject to a separate administration fee (though BKN’s fees are charged on its average weekly managed assets, while the Combined Fund’s fees will be charged on the average daily value of its net assets). The Combined Fund will have a lower annual contractual investment management fee rate than BHV. The Combined Fund will have a higher annual contractual investment management fee rate than MPA.

(4)

Each Fund and the Investment Advisor have entered into the Fee Waiver Agreement, pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. In addition, pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds managed by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by the Funds (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

(5)	Other Expenses do not include extraordinary expenses incurred by the Fund. If included, Other Expenses would have 0.15% for BKN, 0.18% for MYD, 0.14% for MQT, 0.97% for BHV and 0.31% for MPA.
(6)

The total expense table includes interest expense associated with the Funds’ investments in TOBs (also known as “inverse floaters”). Although such interest expense is actually paid by special purpose vehicles in which the Funds invest, they are recorded on the Funds’ financial statements for accounting purposes. The total expense table also includes, in interest expense, dividends associated with the VMTP Shares and VRDP Shares, as applicable, because the VMTP Shares and VRDP Shares, as applicable, are considered debt of the Funds for financial reporting purposes.

Each Fund uses leverage to seek to enhance its returns to common shareholders. This leverage generally takes two forms: the issuance of preferred shares and investment in TOBs. Both forms of leverage benefit common shareholders if the cost of the leverage is lower than the returns earned by a Fund when it invests the proceeds from the leverage. In order to help you better understand the costs associated with the Funds’ leverage strategy, the Total Annual Fund Operating Expenses (excluding leverage expenses and excluding Target Fund extraordinary expenses) for the Funds are presented below:

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Pro forma Combined Fund (BHV into MQY)	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)
0.89%	0.88%	0.88%	1.99%	0.94%	0.87%	0.87%	0.83%

The following example is intended to help you compare the costs of investing in the common shares of the Combined Fund pro forma if (i) only the BHV Reorganization is completed and (ii) all of the Reorganizations are completed with the costs of investing in BKN, MYD, MQT, BHV, MPA and the Acquiring Fund without the Reorganizations. An investor in common shares would pay the following expenses on a $1,000 investment, assuming (1) the “Total Annual Fund Operating Expenses” for each Fund set forth in the total expenses table above and (2) a 5% annual return throughout the period:

	1 Year	3 Years	5 Years	10 Years
BKN	$24	$73	$124	$266
MYD	$28	$87	$148	$313
MQT	$24	$73	$124	$266
BHV	$45	$135	$226	$459
MPA	$30	$93	$158	$332
Acquiring Fund (MQY)	$29	$89	$152	$321
Pro forma Combined Fund (BHV into MQY)	$29	$90	$153	$323
Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)	$27	$84	$143	$303

The examples set forth above assume common shares of each Fund were owned as of the completion of the Reorganizations and the reinvestment of all dividends and distributions and uses a 5% annual rate of return as mandated by SEC regulations. The examples should not be considered a representation of past or future expenses or annual rates of return. Actual expenses or annual rates of return may be more or less than those assumed for purposes of the examples.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund are estimated to be approximately $323,000, $477,000, $331,000, $187,000, $270,000 and $592,000, respectively, of which the Investment Advisor will bear approximately $0, $146,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

VMTP Holders and VRDP Holders, as applicable, are not expected to bear any costs of the Reorganizations.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Comparison of Risks

The Combined Fund will be managed in accordance with the same investment objective and investment strategies and policies, and subject to the same risks, as the Acquiring Fund. The Funds have similar investment objectives, investment strategies, policies and restrictions and are subject to similar investment risks.

Each Fund utilizes leverage through the issuance of either VMTP Shares or VRDP Shares and TOBs. See “The Acquiring Fund’s Investments—Leverage;” “General Risks of Investing in the Acquiring Fund—Leverage Risk;” and “General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk.” Each of the Acquiring Fund, MYD, BHV and MPA currently leverages its assets through the use of VRDP Shares and TOBs. Each of BKN and MQT currently leverages its assets through the use of VMTP Shares and TOBs. The Acquiring Fund is expected to continue to leverage its assets through the use of VRDP Shares and TOBs after the Closing Date of the Reorganizations. After the consummation of the Reorganizations, common shareholders of the Acquiring Fund, including former Target Fund common shareholders, will bear the leverage costs associated with the Acquiring Fund VRDP Shares and will be subject to the terms of the Acquiring Fund VRDP Shares, including that the Acquiring Fund VRDP Shares will be senior in priority to the Acquiring Fund common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. Please see “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Risks that predominately affect the common shares of the Funds include risks associated with municipal obligations, such as interest rate risk, credit risk and leverage risk. In addition, as exchange-traded closed-end funds, the Funds are subject to the risk that a Fund’s common shares may trade at a discount from the Fund’s NAV. Accordingly, the Funds are primarily designed for long-term investors and should not be considered a vehicle for trading purposes. In the normal course of business, each Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; pandemics, epidemics and other global health events; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to, or be unable to, perform on its commitments.

Risk is inherent in all investing. An investment in the common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

Risks Related to the Reorganizations

Earnings and Distribution Rate

The Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than BHV’s, MPA’s and the Acquiring Fund’s current net earnings yield on NAV and potentially lower than BKN’s, MYD’s and MQT’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher net earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Undistributed Net Investment Income

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income (previously defined as “UNII”), if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BKN, MYD, MQT, BHV and MPA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Premium/Discount to NAV

As with any capital stock, the price of each Fund’s common shares will fluctuate based on market conditions and other factors. If common shares are sold, the price received may be more or less than the original investment. Each Fund’s common shares are designed for long-term investors and should not be treated as trading vehicles. Shares of closed-end management investment companies frequently trade at a discount from their NAV. This risk may be greater for investors who sell their common shares in a relatively short period of time after the completion of the Reorganizations.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BKN	$ 10.63	$ 11.62	(8.5)%
MYD	$ 9.91	$ 10.81	(8.3)%
MQT	$ 9.44	$ 10.36	(8.9)%
BHV	$ 10.45	$ 10.94	(4.5)%
MPA	$ 10.66	$ 11.66	(8.6)%
Acquiring Fund (MQY)	$ 10.96	$ 11.76	(6.8)%

To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BKN, MYD, MQT, BHV and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations.

If the Reorganizations are approved by shareholders, effective upon the closing of the Reorganizations, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Tax Considerations

Each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code. If a Reorganization so qualifies, in general, common shareholders of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes upon the exchange of their common shares for Acquiring Fund Shares pursuant to their Reorganization (except with respect to cash received in lieu of fractional common shares). Additionally, each of BKN, MYD, MQT, BHV and MPA will recognize no gain or loss for U.S. federal income tax purposes by reason of its Reorganization. Neither the Acquiring Fund nor its shareholders will recognize any gain or loss for U.S. federal income tax purposes pursuant to the Reorganizations.

As discussed above, shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Shareholders of BHV and MPA will lose the benefit of a Virginia and Pennsylvania state tax exemption, respectively, as a result of the Reorganizations, except to the extent that the Acquiring Fund that pay interest that is exempt from Virginia or Pennsylvania state income taxes. However, BHV and MPA shareholders would remain invested in a fund that seeks to obtain income that is exempt from federal income taxes and that has greater flexibility to invest in a broader range of issuers than a fund that focuses its investments in a single state.

The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax laws.

See “U.S. Federal Income Tax Consequences of the Reorganizations” for a summary of U.S. federal income tax consequences generally applicable to the Reorganizations.

General Risks of Investing in the Acquiring Fund

Because of their similar investment objectives and investment strategies, each Fund is subject to similar investment risks associated with an investment in common shares of the relevant Fund. With respect to the differences in risks, those risks of BKN, MYD, MQT, BHV and/or MPA that are not shared with the Acquiring Fund are generally a result of differences in the Funds’ principal investment strategies described above under “Summary—Investment Objective and Policies.”

The Combined Fund will be managed in accordance with the same investment objective, investment strategies and investment policies, and subject to the same risks, as the Acquiring Fund. Risk is inherent in all investing. The value of your investment in the Acquiring Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. The Acquiring Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market and is intended for long-term investors. An investment in common shares of the Acquiring Fund should not be considered a complete investment program. Each shareholder should take into account the Acquiring Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Acquiring Fund. You may lose part or all of your investment in the Acquiring Fund or your investment may not perform as well as other similar investments.

The risks that predominately affect common shares of the Acquiring Fund, and therefore, the Combined Fund, include the following:

Investment and Market Discount Risk. An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Acquiring Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Acquiring Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Acquiring Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Acquiring Fund. During periods in which the Acquiring Fund is using leverage, the Acquiring Fund’s investment, market discount and certain other risks will be magnified.

Municipal Securities Market Risk. Economic exposure to the municipal securities market involves certain risks. The Acquiring Fund’s economic exposure to municipal securities includes municipal securities in the Acquiring Fund’s portfolio and municipal securities to which the Acquiring Fund is exposed through the ownership of residual interests in municipal TOBs (“TOB Residuals”). The municipal market is one in which dealer firms make markets in bonds on a principal basis using their proprietary capital. Most municipal securities will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available about the municipal securities to which the Acquiring Fund is economically exposed is generally less than that for corporate equities or bonds, and the investment performance of the Acquiring Fund may therefore be more dependent on the analytical abilities of the Investment Advisor than would be a fund investing solely in stocks or taxable bonds. The secondary market for municipal securities, particularly the below investment grade securities to which the Acquiring Fund may be economically exposed, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Acquiring Fund’s ability to sell such securities at attractive prices or at prices approximating those at which the Acquiring Fund currently values them.

In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not, in all circumstances, be able to collect all principal and interest to which they are entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Acquiring Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies (“RICs”).

Taxable Municipal Securities Risk. Build America Bonds involve similar risks as municipal bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the American Recovery and Reinvestment Act (“ARRA”), it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. The Build America Bond program expired on December 31, 2010 and no further issuance is permitted unless Congress renews the program. As a result, the number of available Build America Bonds is limited, which may negatively affect the value of the Build America Bonds. In addition, there can be no assurance that Build America Bonds will be actively traded. It is difficult to predict the extent to which a market for such bonds will continue, meaning that Build America Bonds may experience greater illiquidity than other municipal obligations. The Build America Bonds outstanding as of December 31, 2010 will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the U.S. federal tax subsidy.

Municipal Securities Risks. Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

(1)	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

(2)	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

(3)

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its faith, credit and taxing power for repayment.

(4)

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

(5)

Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Acquiring Fund may lose money.

(6)

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

(7)

Tax-exempt Status Risk — The Acquiring Fund and the Investment Advisor will rely on the opinion of issuers’ bond counsel and, in the case of certain derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Acquiring Fund nor the Investment Advisor will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Acquiring Fund and its shareholders to substantial tax liabilities.

Risk Factors and Special Considerations Relating to Municipal Securities. The risks and special considerations involved in investment in municipal securities vary with the types of instruments being acquired. Certain instruments in which the Acquiring Fund may invest may be characterized as derivative instruments. See “The Acquiring Fund’s Investments—Description of MQY Municipal Bonds” and “The Acquiring Fund’s Investments—Strategic Transactions and Other Management Techniques—Financial Futures Transactions and Options.”

The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal security holders in the event of a bankruptcy. Municipal bankruptcies are rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal security issuers could produce varying results among the states or among municipal security issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Acquiring Fund invests.

Taxability Risk. The Acquiring Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Acquiring Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Acquiring Fund as “exempt interest dividends” could be adversely affected, subjecting the Acquiring Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Acquiring Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Acquiring Fund agrees to enter into such an agreement, the Acquiring Fund’s yield could be adversely affected. Further, shareholders at the time the Acquiring Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Acquiring Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Acquiring Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Acquiring Fund.

Alternative Minimum Tax and Capital Gain Tax Risk. The Acquiring Fund expects that a portion of the interest or income it produces will be includable in alternative minimum taxable income. There is no limit on the portion of the Acquiring Fund’s assets that may be invested in municipal securities the income from which would be subject to the alternative minimum tax. Exempt interest dividends also are likely to be subject to state and local income taxes. Distributions of any capital gain or other taxable income will be taxable to shareholders. The Acquiring Fund’s common shares may not be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing common shares. The suitability of an investment in the Acquiring Fund’s common shares will depend upon a comparison of the after-tax yield likely to be provided from the Acquiring Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position.

Nonpayment Risk. Municipal bonds, like other debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such nonpayment would result in a reduction of income to the Acquiring Fund and could result in a reduction in the value of the municipal security experiencing nonpayment and a potential decrease in the net asset value of the Acquiring Fund.

Fixed-Income Securities Risks. Fixed-income securities in which the Acquiring Fund may invest are generally subject to the following risks:

Interest Rate Risk. The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Acquiring Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. The Federal Reserve raised and maintained higher interest rates as part of its efforts to address rising inflation. In September and December 2024, the Federal Reserve lowered the federal funds rate and may announce additional rate cuts in the near future. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Acquiring Fund’s performance. There is a risk that a rise in interest rates will likely drive down prices of bonds and other fixed-income securities. The magnitude of these price reductions in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Acquiring Fund’s investments will not affect interest income derived from instruments already owned by the Acquiring Fund, but will be reflected in the Acquiring Fund’s NAV. The Acquiring Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by the Acquiring Fund’s management. To the extent the Acquiring Fund invests in debt securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Acquiring Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Acquiring Fund to the extent that it invests in floating rate debt securities. These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Acquiring Fund’s use of leverage will tend to increase the Acquiring Fund’s interest rate risk. The Acquiring Fund may utilize certain strategies, including taking positions in futures or interest rate swaps, for the purpose of reducing the interest rate sensitivity of fixed-income securities held by the Acquiring Fund and decreasing the Acquiring Fund’s exposure to interest rate risk. The Acquiring Fund is not required to hedge its exposure to interest rate risk and may choose not to do so. In addition, there is no assurance that any attempts by the Acquiring Fund to reduce interest rate risk will be successful or that any hedges that the Acquiring Fund may establish will perfectly correlate with movements in interest rates.

The Acquiring Fund may invest in variable and floating rate debt instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments, but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Acquiring Fund also may invest in inverse floating rate debt securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate debt obligations with similar credit quality. To the extent the Acquiring Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the NAV of the Acquiring Fund’s common shares.

Issuer Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

Credit Risk. Credit risk is the risk that one or more fixed-income securities in the Acquiring Fund’s portfolio will decline in price or fail to pay interest or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Acquiring Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. In addition, to the extent the Acquiring Fund uses credit derivatives to sell credit protection to its counterparty, such use will expose it to additional risk of the occurrence of a credit event in respect of the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. If rating agencies lower their ratings of municipal securities in the Acquiring Fund’s portfolio, the value of those securities could decline, which could jeopardize rating agencies’ ratings of Acquiring Fund VRDP Shares. Because a significant source of income for the Acquiring Fund is the interest and principal payments on the municipal securities in which it invests, any default by an issuer of a municipal security could have a negative impact on the Acquiring Fund’s ability to pay dividends on common shares or any VRDP Shares then outstanding and could result in the redemption of some or all of any VRDP Shares then outstanding.

Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For fixed rate securities, such payments often occur during periods of declining interest rates, forcing the Acquiring Fund to reinvest in lower yielding securities, resulting in a possible decline in the Acquiring Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (i.e., “call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Acquiring Fund, prepayment risk may be enhanced.

Reinvestment Risk. Reinvestment risk is the risk that income from the Acquiring Fund’s portfolio will decline if the Acquiring Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Acquiring Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Investment Advisor may seek to adjust the portfolio’s duration or maturity based on its assessment of current and projected market conditions and all factors that the Investment Advisor deems relevant. In comparison to maturity (which is the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed-income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed-income securities will be affected by how interest rates move (i.e., changes in the relationship of long-term interest rates to short-term interest rates and in the relationship of interest rates for highly rated securities and rates for below investment grade securities), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Acquiring Fund’s shares and that actual price movements in the Acquiring Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security finally matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments or of the Acquiring Fund’s portfolio generally will be made based on all pertinent market factors at any given time. The Acquiring Fund may incur costs in seeking to adjust the portfolio’s average duration or maturity. There can be no assurances that the Investment Advisor’s assessment of current and projected market conditions will be correct or that any strategy to adjust the portfolio’s duration or maturity will be successful at any given time.

Leverage Risk. The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Acquiring Fund cannot assure you that the use of leverage, if employed, will result in a higher yield on the common shares. Any leveraging strategy the Acquiring Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

(1)	the likelihood of greater volatility of NAV, market price and dividend rate of the common shares than a comparable portfolio without leverage;

(2)	the risk that fluctuations in interest rates or dividend rates on any leverage that the Acquiring Fund must pay will reduce the return to the common shareholders;

(3)

the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the common shares than if the Acquiring Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

(4)	when the Acquiring Fund uses financial leverage, the management fee payable to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage; and

(5)	leverage may increase operating costs, which may reduce total return.

Any decline in the NAV of the Acquiring Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Acquiring Fund’s portfolio declines, leverage will result in a greater decrease in NAV to the common shareholders than if the Acquiring Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for the common shares. While the Acquiring Fund may from time to time consider reducing any outstanding leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Acquiring Fund will actually reduce any outstanding leverage in the future or that any reduction, if undertaken, will benefit the holders of common shares. Changes in the future direction of interest rates are very difficult to predict accurately. If the Acquiring Fund were to reduce any outstanding leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in any outstanding leverage would likely operate to reduce the income and/or total returns to the holders of common shares relative to the circumstance where the Acquiring Fund had not reduced any of its outstanding leverage. The Acquiring Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce any of its outstanding leverage as described above.

The Acquiring Fund currently utilizes leverage through the issuance of VRDP Shares and investments in TOB Residuals (see “—Tender Option Bond Risk” and “The Acquiring Fund’s Investments—Investment Objective and Policies—Leverage—Tender Option Bond Transactions”). The Acquiring Fund may enter into derivative instruments, including investments in TOB Residuals, with leverage embedded in them. See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Strategic Transactions and Derivatives Risk.” Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Acquiring Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet the applicable requirements of 1940 Act and the rules thereunder.

Because the Acquiring Fund’s management fee is calculated as a percentage of the Acquiring Fund’s net assets, which, for such purposes, include those assets purchased with leverage, during periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor will be higher than if the Acquiring Fund did not use leverage.

Certain types of leverage used by the Acquiring Fund may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which issue ratings for the VRDP Shares issued by the Acquiring Fund, or the governing instrument for the Acquiring Fund VRDP Shares. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with the Acquiring Fund’s investment objective and policies.

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund may, however, to the extent possible, purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

The Acquiring Fund may invest in the securities of other investment companies. Such investment companies may also be leveraged, and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Acquiring Fund’s common shares and the returns to the holders of common shares.

Tender Option Bond Risk. The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. There is no assurance that the Acquiring Fund’s strategy of using TOB Residuals to leverage its assets, if employed, will be successful.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: short-term floating rate interests (“TOB Floaters”), which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a third-party bank or other financial institution (the “TOBs Liquidity Provider”) which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. As result, distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on the TOB Residuals paid to the Acquiring Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The amount of such reduction or increase is a function, in part, of the amount of TOB Floaters sold by the TOB Trust relative to the amount of the TOB Residuals that it sells. The greater the amount of TOB Floaters sold relative to the TOB Residuals, the more volatile the distributions on the TOB Residuals will be. Short-term interest rates have been at historic lows in recent years, but have begun to increase and are generally expected to continue to do so in the current market environment.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

Any leverage achieved through the Acquiring Fund’s investment in TOB Residuals will increase the possibility that common share long-term returns will be diminished if the cost of the TOB Floaters issued by a TOB Trust exceeds the return on the securities in the TOB Trust. If the income and gains earned on municipal securities owned by a TOB Trust that issues TOB Residuals to the Acquiring Fund are greater than the payments due on the TOB Floaters issued by the TOB Trust, the Acquiring Fund’s returns will be greater than if it had not invested in the TOB Residuals.

Although the Acquiring Fund generally would unwind a TOB transaction rather than try to sell a TOB Residual, if it did try to sell a TOB Residual, its ability to do so would depend on the liquidity of the TOB Residual. TOB Residuals have varying degrees of liquidity based, among other things, upon the liquidity of the underlying securities deposited in the TOB Trust. The market price of TOB Residuals is more volatile than the underlying municipal bonds due to leverage.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall.

The Acquiring Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to the rules governing TOB Trusts may adversely impact the municipal market and the Acquiring Fund, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB market and the overall municipal market is not yet certain.

Please see “The Acquiring Fund’s Investments—Leverage—Tender Option Bond Transactions” for additional information.

Insurance Risk. The Acquiring Fund may purchase municipal securities that are secured by insurance or may purchase insurance for municipal securities it owns. Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. Insurance is expected to protect the Acquiring Fund against losses caused by a municipal security issuer’s failure to make interest and principal payments. However, insurance does not protect the Acquiring Fund or its shareholders against losses caused by declines in a municipal security’s value. Also, the Acquiring Fund cannot be certain that any insurance company will make the payments it guarantees. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the rating of the underlying municipal security will be more relevant and the value of the municipal security would more closely, if not entirely, reflect such rating. The Acquiring Fund may lose money on its investment if the insurance company does not make payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Yield and Ratings Risk. The yields on debt obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody’s, S&P and Fitch, which are described in Appendix B to the Statement of Additional Information, represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.

Subsequent to its purchase by the Acquiring Fund, a rated security may cease to be rated. The Investment Advisor will consider such an event in determining whether the Acquiring Fund should continue to hold the security.

Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Below Investment Grade Securities Risk. Subject to its investment policies, the Acquiring Fund may invest in securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch, or judged to be of comparable quality by the Investment Advisor), which are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due. The value of high yield, lower quality bonds is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. Issuers of high yield bonds are not perceived to be as strong financially as those with higher credit ratings. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. Lower grade securities may be particularly susceptible to economic downturns. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities. See “—Risk Associated with Recent Market Events.”

Lower grade securities, though high yielding, are characterized by high risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated securities. The secondary market for lower grade securities may be less liquid than that for higher rated securities. Adverse conditions could make it difficult at times for the Acquiring Fund to sell certain securities or could result in lower prices than those used in calculating the Acquiring Fund’s NAV. Because of the substantial risks associated with investments in lower grade securities, you could lose money on your investment in common shares of the Acquiring Fund, both in the short-term and the long-term.

The prices of fixed-income securities generally are inversely related to interest rate changes; however, below investment grade securities historically have been somewhat less sensitive to interest rate changes than higher quality securities of comparable maturity because credit quality is also a significant factor in the valuation of lower grade securities. On the other hand, an increased rate environment results in increased borrowing costs generally, which may impair the credit quality of low-grade issuers and thus have a more significant effect on the value of some lower grade securities. In addition, the current low rate environment has expanded the historic universe of buyers of lower grade securities as traditional investment grade oriented investors have been forced to accept more risk in order to maintain income. As rates rise, these recent entrants to the low-grade securities market may exit the market and reduce demand for lower grade securities, potentially resulting in greater price volatility.

The ratings of Moody’s, S&P, Fitch and other rating agencies represent their opinions as to the quality of the obligations which they undertake to rate. Ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Investment Advisor also will independently evaluate these securities and the ability of the issuers of such securities to pay interest and principal. To the extent that the Acquiring Fund invests in lower grade securities that have not been rated by a rating agency, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Unrated Securities Risk. Because the Acquiring Fund may purchase securities that are not rated by any rating organization, the Investment Advisor may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Acquiring Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Acquiring Fund invests in unrated securities, the Acquiring Fund’s ability to achieve its investment objective will be more dependent on the Investment Advisor’s credit analysis than would be the case when the Acquiring Fund invests in rated securities.

Zero-Coupon Securities Risk. Zero-coupon securities are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon security is entitled to receive the par value of the security.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon securities.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Variable Rate Demand Obligations Risk. Variable Rate Demand Obligations (“VRDOs”) are floating rate securities that combine an interest in a long-term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Acquiring Fund may lose money.

Indexed and Inverse Securities Risk. Investments in inverse floaters, residual interest TOBs and similar instruments expose the Acquiring Fund to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest TOBs and similar instruments will typically bear an inverse relationship to short-term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest TOBs and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short-term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest TOBs and similar instruments that have fixed-income securities underlying them will expose the Acquiring Fund to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

When-Issued, Forward Commitment and Delayed Delivery Transactions Risk. The Acquiring Fund may purchase securities on a when-issued basis (including on a forward commitment or “TBA” (to be announced) basis) and may purchase or sell securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Acquiring Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Acquiring Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Acquiring Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Repurchase Agreements Risk. Repurchase agreements typically involve the acquisition by the Acquiring Fund of fixed-income securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Acquiring Fund will sell the securities back to the institution at a fixed time in the future. The Acquiring Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Acquiring Fund could experience both delays in liquidating the underlying securities and losses, including possible decline in the value of the underlying security during the period in which the Acquiring Fund seeks to enforce its rights thereto; possible lack of access to income on the underlying security during this period; and expenses of enforcing its rights. While repurchase agreements involve certain risks not associated with direct investments in fixed-income securities, the Acquiring Fund follows procedures approved by the Board that are designed to minimize such risks. In addition, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Acquiring Fund generally will seek to liquidate such collateral. However, the exercise of the Acquiring Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Acquiring Fund could suffer a loss.

Reverse Repurchase Agreements Risk. Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense of the Acquiring Fund, that the market value of the securities sold by the Acquiring Fund may decline below the price at which the Acquiring Fund is obligated to repurchase the securities and that the securities may not be returned to the Acquiring Fund. There is no assurance that reverse repurchase agreements can be successfully employed.

Securities Lending Risk. The Acquiring Fund may lend securities to financial institutions. Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Acquiring Fund has agreed to pay a borrower), foreign exchange risk (i.e., the risk of a shortfall at default when a cash collateral investment is denominated in a currency other than the currency of the assets being loaned due to movements in foreign exchange rates), and credit, legal, counterparty and market risks. If a securities lending counterparty were to default, the Acquiring Fund would be subject to the risk of a possible delay in receiving collateral or in recovering the loaned securities, or to a possible loss of rights in the collateral. In the event a borrower does not return the Acquiring Fund’s securities as agreed, the Acquiring Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. This event could trigger adverse tax consequences for the Acquiring Fund. The Acquiring Fund could lose money if its short-term investment of the collateral declines in value over the period of the loan. Substitute payments for dividends received by the Acquiring Fund for securities loaned out by the Acquiring Fund will generally not be considered qualified dividend income. The securities lending agent will take the tax effects on shareholders of this difference into account in connection with the Acquiring Fund’s securities lending program. Substitute payments received on tax-exempt securities loaned out will generally not be tax-exempt income.

Restricted and Illiquid Investments Risk. The Acquiring Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Acquiring Fund may not be able to readily dispose of such investments at prices that approximate those at which the Acquiring Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Acquiring Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Acquiring Fund’s NAV and ability to make dividend distributions. The financial markets have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. For example, Rule 144A under the Securities Act provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as the Acquiring Fund. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that the Acquiring Fund holds could affect adversely the marketability of certain Rule 144A securities, and the Acquiring Fund might be unable to dispose of such securities promptly or at reasonable prices. When registration is required to sell a security, the Acquiring Fund may be obligated to pay all or part of the registration expenses and considerable time may pass before the Acquiring Fund is permitted to sell a security under an effective registration statement. If adverse market conditions develop during this period, the Acquiring Fund might obtain a less favorable price than the price that prevailed when the Acquiring Fund decided to sell. The Acquiring Fund may be unable to sell restricted and other illiquid investments at opportune times or prices.

Investment Companies and ETFs Risk. The Acquiring Fund may invest in other investment companies, including exchange traded funds (“ETFs”) or business development companies (“BDCs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies may differ from their NAV. As an investor in investment companies, including ETFs or BDCs, the Acquiring Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Investment Advisor through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies, including ETFs or BDCs (to the extent not offset by the Investment Advisor through waivers).

The securities of other investment companies, including ETFs or BDCs, in which the Acquiring Fund may invest may be leveraged. As a result, the Acquiring Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies, including ETFs or BDCs, that use leverage may expose the Acquiring Fund to higher volatility in the market value of such securities and the possibility that the Acquiring Fund’s long-term returns on such securities (and, indirectly, the long-term returns of the Acquiring Fund’s common shares) will be diminished.

The portfolios of ETFs are generally not actively managed and may be affected by a general decline in market segments relating to its index. An ETF typically invests in securities included in, or representative of, its index regardless of their investment merits and does not attempt to take defensive positions in declining markets.

Strategic Transactions and Derivatives Risk. The Acquiring Fund may engage in various Strategic Transactions for duration management and other investment and risk management purposes, including to attempt to protect against possible changes in the market value of the Acquiring Fund’s portfolio resulting from trends in the securities markets and changes in interest rates or to protect the Acquiring Fund’s unrealized gains in the value of its portfolio securities, to facilitate the sale of portfolio securities for investment purposes or to establish a position in the securities markets as a temporary substitute for purchasing particular securities or to enhance income or gain. Derivatives are financial contracts or instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index (or relationship between two indices). The Acquiring Fund also may use derivatives to add leverage to the portfolio and/or to hedge against increases in the Acquiring Fund’s costs associated with any leverage strategy that it may employ. The use of Strategic Transactions to enhance current income may be speculative.

Strategic Transactions involve risks. The risks associated with Strategic Transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Acquiring Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Acquiring Fund to the potential of greater losses. Furthermore, the Acquiring Fund’s ability to successfully use Strategic Transactions depends on the Investment Advisor’s ability to predict pertinent asset prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Acquiring Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Acquiring Fund for investment purposes.

Exchange-traded derivatives and OTC derivative transactions submitted for clearing through a central counterparty have become subject to minimum initial and variation margin requirements set by the relevant clearinghouse, as well as possible margin requirements mandated by the SEC or the CFTC. The CFTC and federal banking regulators also have imposed margin requirements on non-cleared OTC derivatives, and the SEC’s non-cleared margin requirements for security-based swaps became effective on November 1, 2021. Applicable margin requirements may increase the overall costs for the Acquiring Fund.

Many OTC derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price that the same dealers would actually be willing to pay for such derivative should the Acquiring Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Acquiring Fund’s NAV and may materially adversely affect the Acquiring Fund in situations in which the Acquiring Fund is required to sell derivative instruments.

While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Acquiring Fund’s hedging transactions will be effective.

Derivatives may give rise to a form of leverage and may expose the Acquiring Fund to greater risk and increase its costs. Recent legislation calls for new regulation of the derivatives markets. The extent and impact of the regulation is not yet known and may not be known for some time. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Future regulatory developments may impact the Acquiring Fund’s ability to invest or remain invested in certain derivatives. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. The Investment Advisor cannot predict the effects of any new governmental regulation that may be implemented on the ability of the Acquiring Fund to use swaps or any other financial derivatives product, and there can be no assurance that any new governmental regulation will not adversely affect the Acquiring Fund’s ability to achieve its investment objective.

The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. There are significant risks that apply generally to derivatives transactions, including:

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Counterparty Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund. In particular, derivatives traded in OTC markets often are not guaranteed by an exchange or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Acquiring Fund will typically attempt to minimize counterparty risk by engaging in OTC derivatives transactions only with creditworthy entities that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit support.

•	Credit Risk—the risk that the reference entity in a credit default swap or similar derivative will not be able to honor its financial obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Illiquidity Risk—the risk that certain securities or instruments may be difficult or impossible to sell at the time or at the price desired by the counterparty in connection with payments of margin, collateral, or settlement payments. There can be no assurance that the Acquiring Fund will be able to unwind or offset a derivative at its desired price, in a secondary market or otherwise. It may, therefore, not be possible for the Acquiring Fund to unwind its position in a derivative without incurring substantial losses (if at all). The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including swaps and OTC options, involve substantial illiquidity risk. The Acquiring Fund will, therefore, acquire illiquid OTC derivatives (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative.

•	Legal Risk—the risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

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Leverage Risk—the risk that the Acquiring Fund’s derivatives transactions can magnify the Acquiring Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

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Market Risk—the risk that changes in the value of one or more markets or changes with respect to the value of the underlying asset will adversely affect the value of a derivative. In the event of an adverse movement, the

Acquiring Fund may be required to pay substantial additional margin to maintain its position or the Acquiring Fund’s returns may be adversely affected.

•	Operational Risk—the risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

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Valuation Risk—the risk that valuation sources for a derivative will not be readily available in the market. This is possible especially in times of market distress, since many market participants may be reluctant to purchase complex instruments or quote prices for them.

•	Volatility Risk—the risk that the value of derivatives will fluctuate significantly within a short time period.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. The Investment Advisor may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Swaps Risk. Swaps are a type of derivative. Swap agreements involve the risk that the party with which the Acquiring Fund has entered into the swap will default on its obligation to pay the Acquiring Fund and the risk that the Acquiring Fund will not be able to meet its obligations to pay the other party to the agreement. To seek to hedge the value of the Acquiring Fund’s portfolio, to hedge against increases in the Acquiring Fund’s cost associated with interest payments on any outstanding borrowings or to increase the Acquiring Fund’s return, the Acquiring Fund may enter into swaps, including interest rate swap, total return swap (sometimes referred to as a “contract for difference”) and/or credit default swap transactions. In interest rate swap transactions, there is a risk that yields will move in the direction opposite of the direction anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect Acquiring Fund performance. In addition to the risks applicable to swaps generally (including counterparty risk, high volatility, liquidity risk and credit risk), credit default swap transactions involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

Historically, swap transactions have been individually negotiated non-standardized transactions entered into in OTC markets and have not been subject to the same type of government regulation as exchange-traded instruments. However, since the global financial crisis, the OTC derivatives markets have become subject to comprehensive statutes and regulations. In particular, in the United States, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires that certain derivatives with U.S. persons must be executed on a regulated market and a substantial portion of OTC derivatives must be submitted for clearing to regulated clearinghouses. As a result, swap transactions entered into by the Acquiring Fund may become subject to various requirements applicable to swaps under the Dodd-Frank Act, including clearing, exchange-execution, reporting and recordkeeping requirements, which may make it more difficult and costly for the Acquiring Fund to enter into swap transactions and may also render certain strategies in which the Acquiring Fund might otherwise engage impossible or so costly that they will no longer be economical to implement. Furthermore, the number of counterparties that may be willing to enter into swap transactions with the Acquiring Fund may also be limited if the swap transactions with the Acquiring Fund are subject to the swap regulation under the Dodd-Frank Act.

Credit default and total return swap agreements may effectively add leverage to the Acquiring Fund’s portfolio because, in addition to its managed assets, the Acquiring Fund would be subject to investment exposure on the notional amount of the swap. Total return swap agreements are subject to the risk that a counterparty will default on its payment obligations to the Acquiring Fund thereunder. The Acquiring Fund is not required to enter into swap transactions for hedging purposes or to enhance income or gain and may choose not to do so. In addition, the swaps market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the swaps market could adversely affect the Acquiring Fund’s ability to successfully use swaps.

Legal, Tax and Regulatory Risks. Legal, tax and regulatory changes could occur that may have material adverse effects on the Acquiring Fund.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Acquiring Fund must, among other things, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income” (generally, ordinary income plus the excess, if any, of net short-term capital gain over net long-term capital loss). If for any taxable year the Acquiring Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Acquiring Fund’s current and accumulated earnings and profits.

The current presidential administration has called for significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current presidential administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although the Acquiring Fund cannot predict the impact, if any, of these changes to the Acquiring Fund’s business, they could adversely affect the Acquiring Fund’s business, financial condition, operating results and cash flows. Until the Acquiring Fund knows what policy changes are made and how those changes impact the Acquiring Fund’s business and the business of the Acquiring Fund’s competitors over the long term, the Acquiring Fund will not know if, overall, the Acquiring Fund will benefit from them or be negatively affected by them.

The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the Internal Revenue Service and the U.S. Treasury Department. Revisions in U.S. federal tax laws and interpretations of these laws could adversely affect the tax consequences of your investment.

1940 Act Regulations. The Acquiring Fund is a registered closed-end management investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made, or where performance involves a violation of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Reference Rate Replacement Risk. The Acquiring Fund may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value.

The United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, has ceased publishing all LIBOR settings. In April 2023, however, the FCA announced that some USD LIBOR settings would continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. After September 30, 2024, the remaining synthetic LIBOR settings ceased to be published, and all LIBOR settings have permanently ceased. The Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (“repo”) market and has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Parties to contracts, securities or other instruments using LIBOR may disagree on transition rates or the application of transition regulation, potentially resulting in uncertainty of performance and the possibility of litigation. The Acquiring Fund may have instruments linked to other interbank offered rates that may also cease to be published in the future.

Risk Associated with Recent Market Events. Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks raised interest rates as part of their efforts to address rising inflation. The Federal Reserve and certain foreign central banks have started to lower interest rates, though economic or other factors, such as inflation, could stop such changes. It is difficult to accurately predict the pace at which interest rates might change, the timing, frequency or magnitude of any such changes in interest rates, or when such changes might stop or again reverse course. Additionally, various economic and political factors could cause the Federal Reserve or other foreign central banks to change their approach in the future and such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected changes in interest rates could lead to significant market volatility or reduce liquidity in certain sectors of the market. Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets, which could negatively affect the value of debt instruments held by the Acquiring Fund and result in a negative impact on the Acquiring Fund’s performance. See “General Risks of Investing in the Acquiring Fund—Inflation Risk.”

Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. Government, the U.S. Government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. Government shutdown, and disagreements over, or threats not to increase, the U.S. Government’s borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. Government debt obligations, or concerns about the U.S. Government’s credit quality in general, could have a substantial negative effect on the U.S. and global economies. For example, concerns about the U.S. Government’s credit quality may cause increased volatility in the stock and bond markets, higher interest rates, reduced prices and liquidity of U.S. Treasury securities, and/or increased costs of various kinds of debt. Moreover, although the U.S. Government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Acquiring Fund’s investments.

In recent years, some countries, including the United States, have adopted more protectionist trade policies. Slowing global economic growth, the rise in protectionist trade policies, inflationary pressures, changes to some major international trade agreements, risks associated with the trade agreements between countries and regions, including the U.S. and other foreign nations, political or economic dysfunction within some countries or regions, including the U.S., and dramatic changes in commodity and currency prices could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time. In addition, if the U.S. dollar continues to be strong, it may decrease foreign demand for U.S. assets, which could have a negative impact on certain issuers and/or industries.

Market Disruption and Geopolitical Risk. The occurrence of events similar to those in recent years, such as the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria and the Middle East, international war or conflict (including the Israel-Hamas war), new and ongoing epidemics and pandemics of infectious diseases and other global health events, natural/environmental disasters, terrorist attacks in the United States and around the world, social and political discord, debt crises (such as the Greek crisis), sovereign debt downgrades, the Russian invasion of Ukraine, increasingly strained relations between the United States and a number of foreign countries, including historical adversaries, such as North Korea, Iran, China and Russia, and the international community generally, new and continued political unrest in various countries, such as Venezuela and Spain, the exit or potential exit of one or more countries from the EU or the EMU, and continued changes in the balance of political power among and within the branches of the U.S. Government, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions, including declines in its stock markets and the value of the ruble against the U.S. dollar, in the region are impossible to predict, but could be significant. Any such disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, could have a severe adverse effect on Russia and the European region, including significant negative impacts on the Russian economy, the European economy and the markets for certain securities and commodities, such as oil and natural gas, and may likely have collateral impacts on such sectors globally as well as other sectors. How long such military action and related events will last cannot be predicted.

Trade tensions between the United States and China have led to concerns about economic stability and could have an adverse impact on global economic conditions. The United States and China have each been implementing increased tariffs on imports from the other, and the United States has also adopted certain targeted measures such as export controls or sanctions implicating Chinese companies and officials. While certain trade agreements have been agreed between the two countries, there remains much uncertainty as to whether the trade negotiations between the United States and China will be successful and how the trade war between the United States and China will progress. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the Euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. If the trade war between the United States and China continues or escalates, or if additional tariffs or trade restrictions are implemented by the United States, China or other countries in connection with a global trade war, there could be material adverse effects on the global economy, and the Acquiring Fund and its portfolio investments could be materially and adversely affected.

On January 31, 2020, the United Kingdom officially left the European Union (Brexit), subject to a transitional period that ended December 31, 2020. The United Kingdom and European Union have reached an agreement on the terms of their future trading relationship effective January 1, 2021, which principally relates to the trading of goods rather than services, including financial services. Further discussions are to be held between the United Kingdom and the European Union in relation to matters not covered by the trade agreement, such as financial services. The Acquiring Fund faces risks associated with the potential uncertainty and consequences that may follow Brexit, including with respect to volatility in exchange rates and interest rates. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit has also led to legal uncertainty and could lead to politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any of these effects of Brexit could adversely affect any of the companies to which the Acquiring Fund has exposure and any other assets that the Acquiring Fund invests in. The political, economic and legal consequences of Brexit are not yet known. In the short term, financial markets may experience heightened volatility, particularly those in the United Kingdom and Europe, but possibly worldwide. The United Kingdom and Europe may be less stable than they have been in recent years, and investments in the United Kingdom and the European Union may be difficult to value or subject to greater or more frequent volatility. In the longer term, there is likely to be a period of significant political, regulatory and commercial uncertainty as the United Kingdom continues to negotiate the terms of its future trading relationship with the European Union.

Cybersecurity incidents affecting particular companies or industries may adversely affect the economies of particular countries, regions or parts of the world in which the Acquiring Fund invests.

The occurrence of any of these above events could have a significant adverse impact on the value and risk profile of the Acquiring Fund’s portfolio. The Acquiring Fund does not know how long the securities markets may be affected by similar events and cannot predict the effects of similar events in the future on the U.S. economy and securities markets. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

Regulation and Government Intervention Risk. Federal, state, and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the issuers in which the Acquiring Fund invests in ways that are unforeseeable. Legislation or regulation may also change the way in which the Acquiring Fund is regulated. Such legislation or regulation could limit or preclude the Acquiring Fund’s ability to achieve its investment objective.

In light of popular, political and judicial focus on finance related consumer protection, financial institution practices are also subject to greater scrutiny and criticism generally. In the case of transactions between financial institutions and the general public, there may be a greater tendency toward strict interpretation of terms and legal rights in favor of the consuming public, particularly where there is a real or perceived disparity in risk allocation and/or where consumers are perceived as not having had an opportunity to exercise informed consent to the transaction. In the event of conflicting interests between retail investors holding common shares of a closed-end investment company such as the Acquiring Fund and a large financial institution, a court may similarly seek to strictly interpret terms and legal rights in favor of retail investors.

The Acquiring Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Acquiring Fund and its ability to achieve its investment objective.

Potential Conflicts of Interest of the Investment Advisor and Others. The investment activities of the Investment Advisor and its affiliates (including BlackRock, Inc. and its subsidiaries (collectively, the “Affiliates”)), and their respective directors, officers or employees, in managing their own accounts and other accounts, may present conflicts of interest that could disadvantage the Acquiring Fund and its shareholders. The Investment Advisor and its Affiliates may engage in proprietary trading and advise accounts and other funds that have investment objectives similar to those of the Acquiring Fund and/or that engage in and compete for transactions in the same or similar types of securities, currencies and other assets as are held by the Acquiring Fund. Subject to the requirements of the 1940 Act, the Investment Advisor and its Affiliates intend to engage in such activities and may receive compensation from third parties for their services. Neither the Investment Advisor nor any Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Acquiring Fund. As a result, an Affiliate may compete with the Acquiring Fund for appropriate investment opportunities. The results of the Acquiring Fund’s investment activities, therefore, may differ from those of an Affiliate and of other accounts managed by an Affiliate. It is possible that the Acquiring Fund could sustain losses during periods in which one or more Affiliates and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible. The Investment Advisor has adopted policies and procedures designed to address potential conflicts of interest.

Market and Selection Risk. Market risk is the possibility that the market values of securities and other assets owned by the Acquiring Fund will decline. There is a risk that equity and/or bond markets will go down in value, including the possibility that such markets will go down sharply and unpredictably.

Stock markets are volatile, and the price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the Acquiring Fund and its investments. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Acquiring Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Acquiring Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur.

The prices of fixed-income securities tend to fall as interest rates rise, and such declines tend to be greater among fixed-income securities with longer maturities. Market risk is often greater among certain types of fixed-income securities, such as zero coupon bonds that do not make regular interest payments but are instead bought at a discount to their face values and paid in full upon maturity. As interest rates change, these securities often fluctuate more in price than securities that make regular interest payments and therefore subject the Acquiring Fund to greater market risk than a fund that does not own these types of securities.

When-issued and delayed delivery transactions are subject to changes in market conditions from the time of the commitment until settlement, which may adversely affect the prices or yields of the securities being purchased. The greater the Acquiring Fund’s outstanding commitments for these securities, the greater the Acquiring Fund’s exposure to market price fluctuations.

Selection risk is the risk that the securities that the Acquiring Fund’s management selects will underperform the equity and/or bond market, the market relevant indices or other funds with similar investment objectives and investment strategies.

Defensive Investing Risk. For defensive purposes, the Acquiring Fund may allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Acquiring Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Acquiring Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash.

Decision-Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Acquiring Fund, except as set forth in the Acquiring Fund’s governing document. The authority for all such decisions is generally delegated to the Board, which in turn, has delegated the day-to-day management of the Acquiring Fund’s investment activities to the Investment Advisor, subject to oversight by the Board.

Management Risk. The Acquiring Fund is subject to management risk because it is an actively managed investment portfolio. The Investment Advisor and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Acquiring Fund, but there can be no guarantee that these will produce the desired results. The Acquiring Fund may be subject to a relatively high level of management risk because the Acquiring Fund may invest in derivative instruments, which may be highly specialized instruments that require investment techniques and risk analyses different from those associated with equities and bonds.

Valuation Risk. The Acquiring Fund is subject to valuation risk, which is the risk that one or more of the securities in which the Acquiring Fund invests are valued at prices that the Acquiring Fund is unable to obtain upon sale due to factors such as incomplete data, market instability or human error. The Investment Advisor may use an independent pricing service or prices provided by dealers to value securities at their market value. Because the secondary markets for certain investments may be limited, such instruments may be difficult to value. See “Net Asset Value.” When market quotations are not available, the Investment Advisor may price such investments pursuant to a number of methodologies, such as computer-based analytical modeling or individual security evaluations. These methodologies generate approximations of market values, and there may be significant professional disagreement about the best methodology for a particular type of financial instrument or different methodologies that might be used under different circumstances. In the absence of an actual market transaction, reliance on such methodologies is essential, but may introduce significant variances in the ultimate valuation of the Acquiring Fund’s investments. Technological issues and/or errors by pricing services or other third-party service providers may also impact the Acquiring Fund’s ability to value its investments and the calculation of the Acquiring Fund’s NAV.

When market quotations are not readily available or are believed by the Investment Advisor to be unreliable, the Investment Advisor will fair value the Acquiring Fund’s investments in accordance with its policies and procedures. Fair value represents a good faith approximation of the value of an asset or liability. The fair value of an asset or liability held by the Acquiring Fund is the amount the Acquiring Fund might reasonably expect to receive from the current sale of that asset or the cost to extinguish that liability in an arm’s-length transaction. Fair value pricing may require determinations that are inherently subjective and inexact about the value of a security or other asset. As a result, there can be no assurance that fair value priced assets will not result in future adjustments to the prices of securities or other assets, or that fair value pricing will reflect a price that the Acquiring Fund is able to obtain upon sale, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset. For example, the Acquiring Fund’s NAV could be adversely affected if the Acquiring Fund’s determinations regarding the fair value of the Acquiring Fund’s investments were materially higher than the values that the Acquiring Fund ultimately realizes upon the disposal of such investments. Where market quotations are not readily available, valuation may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available.

Because of overall size, duration and maturities of positions held by the Acquiring Fund, the value at which its investments can be liquidated may differ, sometimes significantly, from the interim valuations obtained by the Acquiring Fund. In addition, the timing of liquidations may also affect the values obtained on liquidation. Securities held by the Acquiring Fund may routinely trade with bid-offer spreads that may be significant. There can be no guarantee that the Acquiring Fund’s investments could ultimately be realized at the Acquiring Fund’s valuation of such investments. In addition, the Acquiring Fund’s compliance with the asset diversification tests applicable to regulated investment companies depends on the fair market values of the Acquiring Fund’s assets, and, accordingly, a challenge to the valuations ascribed by the Acquiring Fund could affect its ability to comply with those tests or require it to pay penalty taxes in order to cure a violation thereof.

The Acquiring Fund’s NAV per common share is a critical component in several operational matters including computation of advisory and services fees. Consequently, variance in the valuation of the Acquiring Fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay.

Reliance on the Investment Advisor Risk. The Acquiring Fund is dependent upon services and resources provided by the Investment Advisor, and therefore the Investment Advisor’s parent, BlackRock. The Investment Advisor is not required to devote its full time to the business of the Acquiring Fund and there is no guarantee or requirement that any investment professional or other employee of the Investment Advisor will allocate a substantial portion of his or her time to the Acquiring Fund. The loss of one or more individuals involved with the Investment Advisor could have a material adverse effect on the performance or the continued operation of the Acquiring Fund. For additional information on the Investment Advisor and BlackRock, see “Management of the Funds—The Investment Advisor.”

Reliance on Service Providers Risk. The Acquiring Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Acquiring Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Acquiring Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Acquiring Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders. The termination of the Acquiring Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Acquiring Fund and could have a material adverse effect on the Acquiring Fund’s performance and returns to shareholders.

Information Technology Systems Risk. The Acquiring Fund is dependent on the Investment Advisor for certain management services as well as back-office functions. The Investment Advisor depends on information technology systems in order to assess investment opportunities, strategies and markets and to monitor and control risks for the Acquiring Fund. It is possible that a failure of some kind which causes disruptions to these information technology systems could materially limit the Investment Advisor’s ability to adequately assess and adjust investments, formulate strategies and provide adequate risk control. Any such information technology-related difficulty could harm the performance of the Acquiring Fund. Further, failure of the back-office functions of the Investment Advisor to process trades in a timely fashion could prejudice the investment performance of the Acquiring Fund.

Operational and Technology Risks. The Acquiring Fund and the entities with which it interacts directly or indirectly are susceptible to operational and technology risks, including those related to human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning (“AI”), which may result in losses for the Acquiring Fund and its shareholders or impair the Acquiring Fund’s operations. These entities include, but are not limited to, the Acquiring Fund’s adviser, administrator, distributor, other service providers (e.g., index and benchmark providers, accountants, custodians, and transfer agents), financial intermediaries, counterparties, market makers, authorized participants, listing exchanges, other financial market operators, and governmental authorities. Operational and technology risks for the issuers in which the Acquiring Fund invests could also result in material adverse consequences for such issuers and may cause the Acquiring Fund’s investments in such issuers to lose value. The Acquiring Fund may incur substantial costs in order to mitigate operational and technology risks.

Cybersecurity incidents can result from deliberate attacks or unintentional events against an issuer in which the Acquiring Fund invests, the Acquiring Fund or any of its service providers. They include, but are not limited to, gaining unauthorized access to systems, misappropriating assets or sensitive information, corrupting or destroying data, and causing operational disruption. Geopolitical tension may increase the scale and sophistication of deliberate attacks, particularly those from nation states or from entities with nation state backing. Cybersecurity incidents may result in any of the following: financial losses; interference with the Acquiring Fund’s ability to calculate its NAV; disclosure of confidential information; impediments to trading; submission of erroneous trades by the Acquiring Fund or erroneous subscription or redemption orders; the inability of the Acquiring Fund or its service providers to transact business; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; and other legal and compliance expenses. Furthermore, cybersecurity incidents may render records of the Acquiring Fund, including records relating to its assets and transactions, shareholder ownership of Acquiring Fund shares, and other data integral to the Acquiring Fund’s functioning, inaccessible, inaccurate or incomplete. Power outages, natural disasters, equipment malfunctions and processing errors that threaten information and technology systems relied upon by the Acquiring Fund or its service providers, as well as market events that occur at a pace that overloads these systems, may also disrupt business operations or impact critical data. In addition, the risks of increased use of AI technologies, such as machine learning, include data risk, transparency risk, and operational risk. The AI technologies, which are generally highly reliant on the collection and analysis of large amounts of data, may incorporate biased or inaccurate data, and it is not possible or practicable to incorporate all relevant data into such technologies. The output or results of any such AI technologies may therefore be incomplete, erroneous, distorted or misleading. Further, AI tools may lack transparency as to how data is utilized and how outputs are generated. AI technologies may also allow the unintended introduction of vulnerabilities into infrastructures and applications. The Acquiring Fund and its shareholders could be negatively impacted as a result of these risks associated with AI technologies. AI technologies and their current and potential future applications, and the regulatory frameworks within which they operate, continue to quickly evolve, and it is impossible to anticipate the full scope of future AI capabilities or rules and the associated risks to the Acquiring Fund.

While the Acquiring Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Acquiring Fund in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Acquiring Fund and its adviser seek to reduce these risks through controls, procedures and oversight, including establishing business continuity plans and risk management systems. However, there are inherent limitations in such plans and systems, including the possibility that certain risks that may affect the Acquiring Fund have not been identified or may emerge in the future; that such plans and systems may not completely eliminate the occurrence or mitigate the effects of operational or information security disruptions or failures or of cybersecurity incidents; or that prevention and remediation efforts will not be successful or that incidents will go undetected. The Acquiring Fund cannot control the systems, information security or other cybersecurity of the issuers in which it invests or its service providers, counterparties, and other third parties whose activities affect the Acquiring Fund.

Lastly, the regulatory climate governing cybersecurity and data protection is developing quickly and may vary considerably across jurisdictions. Regulators continue to develop new rules and standards related to cybersecurity and data protection. Compliance with evolving regulations can be demanding and costly, requiring substantial resources to monitor and implement required changes.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Advisor or the Acquiring Fund’s service providers could cause significant losses to the Acquiring Fund. Employee misconduct may include binding the Acquiring Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Acquiring Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting the Acquiring Fund’s business prospects or future marketing activities. Despite the Investment Advisor’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Advisor’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Advisor will identify or prevent any such misconduct.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Portfolio Turnover Risk. The Acquiring Fund’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Acquiring Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Acquiring Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Acquiring Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may create realized capital losses.

Anti-Takeover Provisions Risk. The Acquiring Fund’s Articles of Incorporation and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status or to change the composition of the Board. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Acquiring Fund. See “Certain Provisions in the Charter and Bylaws of the Acquiring Fund.”

Shareholder Activism Risk. Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Acquiring Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Acquiring Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Board, or to seek other actions such as a termination of the Acquiring Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Acquiring Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Acquiring Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Acquiring Fund. Further, the Acquiring Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

INFORMATION ABOUT THE REORGANIZATIONS

The Reorganizations seek to combine six funds that have the same investment adviser, the same Board Members, and similar investment objectives,investment strategies, policies and restrictions.

Description of the Reorganizations

Each Reorganization Agreement (a form of which is attached as Appendix A to this Joint Proxy Statement/Prospectus) provides for the Acquiring Fund’s acquisition of substantially all of the assets of the applicable Target Fund and assumption of substantially all of the liabilities of the applicable Target Fund in exchange for newly issued Acquiring Fund common shares, with a par value $0.10 per share, and newly issued Acquiring Fund VRDP Shares, with a par value of $0.10 per share and liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the Target Fund VRDP Shares or VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date). The Acquiring Fund will list the newly issued common shares on the NYSE. The Target Fund will distribute Acquiring Fund Shares received by it pro rata to its shareholders (although cash may be paid in lieu of any fractional common shares). The newly-issued Acquiring Fund Shares will be issued in the form of book-entry interests. Such distribution of Acquiring Fund Shares to Target Fund shareholders will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts Acquiring Fund Shares.

Each newly-opened account on the books of the Acquiring Fund for the former common shareholders of BKN, MYD, MQT, BHV and MPA will represent the respective pro rata number of Acquiring Fund common shares (rounded down, in the case of fractional common shares held other than in an automatic dividend reinvestment plan account (“Plan Account”), to the next largest number of whole common shares) due such common shareholder. No fractional Acquiring Fund common shares will be issued (except for common shares held in a Plan Account). In the event there are fractional common shares in an account other than a Plan Account, the Acquiring Fund’s transfer agent will aggregate all such fractional BKN, MYD, MQT, BHV or MPA common shares and sell the resulting whole common shares on the NYSE for the account of all holders of such fractional interests, and each such holder will be entitled to the pro rata share of the proceeds from such sale upon being issued book-entry interests for the Acquiring Fund common shares. See “—Terms of the Reorganization Agreements—Book-Entry Interests” for a description of the procedures to be followed by BKN, MYD, MQT, BHV and MPA common shareholders to obtain their Acquiring Fund common shares (and cash in lieu of fractional common shares, if any). Similarly, each newly-opened account on the books of the Acquiring Fund for BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, would represent the number of Acquiring Fund VRDP Shares issued on a one-for-one basis for each such VMTP Holder’s or VRDP Holder’s, as applicable, holdings of BKN, MYD, MQT, BHV and MPA VMTP Shares or VRDP Shares.

As a result of the Reorganizations, each common shareholder of BKN, MYD, MQT, BHV and MPA will own Acquiring Fund common shares that (except for cash payments received in lieu of fractional common shares) will have an aggregate NAV (not the market value) immediately after the Closing Date equal to the aggregate NAV (not the market value) of that shareholder’s BKN, MYD, MQT, BHV or MPA common shares, respectively, immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BKN, MYD, MQT, BHV and MPA common shares will not be diluted as a result of the Reorganizations. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VRDP Shares or VMTP Shares, as applicable, of such Fund. The market value per share of the common shares of the Combined Fund may be less than the market value per share of the common shares of each respective Fund prior to the Reorganizations.

Assuming all of the Reorganizations are approved by shareholders, upon the Closing Date of the Reorganizations, a Target Fund VMTP Holder or VRDP Holder, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the VMTP Shares or VRDP Shares, as applicable, of the applicable Target Fund up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for the Target Fund VMTP Shares or VRDP Shares held by such Target Fund VMTP Holder or VRDP Holder, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information About the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

Since the Acquiring Fund VRDP Shares would be issued at a liquidation preference and value per share equal to the liquidation preference and value per share of the VMTP Shares or VRDP Shares, as applicable, of BKN, MYD, MQT, BHV and MPA will not be diluted as a result of the Reorganizations. As a result of the Reorganizations, a common or preferred shareholder of any of the Funds may hold a reduced percentage of ownership in the Combined Fund than they did in BKN, MYD, MQT, BHV, MPA and the Acquiring Fund. No sales charge or fee of any kind will be charged to shareholders of BKN, MYD, MQT, BHV and MPA in connection with their receipt of Acquiring Fund Shares in the Reorganizations.

As soon as practicable after the Closing Date for the Reorganizations, each of BKN, MYD, MQT, BHV and MPA will deregister as an investment company under the 1940 Act and liquidate, dissolve and terminate in accordance with its respective charter/declaration of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and investment restrictions described in this Joint Proxy Statement/Prospectus.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Target Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis. Both the Target Fund and the Acquiring Fund will continue to be advised by the Investment Advisor. If a Reorganization is not consummated, the Investment Advisor may recommend alternative proposals to the Board of each Fund for which such Reorganization was not consummated.

The Board’s Recommendation

The Board of BKN recommends that the common shareholders of BKN vote “FOR” the proposed BKN Reorganization Agreement at the Special Meeting.

The Board of MYD recommends that the common shareholders of MYD vote “FOR” the proposed MYD Reorganization Agreement at the Special Meeting.

The Board of MQT recommends that the common shareholders of MQT vote “FOR” the proposed MQT Reorganization Agreement at the Special Meeting.

The Board of BHV recommends that the common shareholders of BHV vote “FOR” the proposed BHV Reorganization Agreement at the Special Meeting.

The Board of MPA recommends that the common shareholders of MPA vote “FOR” the proposed MPA Reorganization Agreement at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BKN Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed MYD Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed MQT Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed BHV Issuance at the Special Meeting.

The Board of the Acquiring Fund recommends that common shareholders of the Acquiring Fund vote “FOR” the proposed MPA Issuance at the Special Meeting.

Shareholder approval of the BKN Reorganization Agreement requires (i) with respect to Proposal 1(A), the affirmative vote of the holders of a majority of the votes entitled to be cast of BKN common shares and BKN VMTP Shares voting as a single class, (ii) with respect to Proposal 1(B), the affirmative vote of the holders of a 1940 Act Majority (as defined below) of BKN VMTP Shares voting as a separate class, and (iii) with respect to Proposal 1(K), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the MYD Reorganization Agreement requires (i) with respect to Proposal 1(C), the affirmative vote of a the holders of a majority of the outstanding MYD common shares and MYD VRDP Shares voting as a single class, (ii) with respect to Proposal 1(D), the affirmative vote of the holders of a majority of the outstanding MYD VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(L), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the MQT Reorganization Agreement requires (i) with respect to Proposal 1(E), the affirmative vote of a the holders of a majority of the outstanding MQT common shares and MQT VMTP Shares voting as a single class, (ii) with respect to Proposal 1(F), the affirmative vote of the holders of a 1940 Act Majority of MQT VMTP Shares voting as a separate class and (iii) with respect to Proposal 1(M), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the BHV Reorganization Agreement requires (i) with respect to Proposal 1(G), the affirmative vote of a the holders of a 1940 Act Majority of BHV common shares and BHV VRDP Shares voting as a single class, (ii) with respect to Proposal 1(H), the affirmative vote of the holders of a majority of the outstanding BHV VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(N), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Shareholder approval of the MPA Reorganization Agreement requires (i) with respect to Proposal 1(I), the affirmative vote of a the holders of a majority of the outstanding MPA common shares and MPA VRDP Shares voting as a single class, (ii) with respect to Proposal 1(J), the affirmative vote of the holders of a 1940 Act Majority of MPA VRDP Shares voting as a separate class and (iii) with respect to Proposal 1(O), the affirmative vote of the holders of a 1940 Act Majority of Acquiring Fund VRDP Shares voting as a separate class.

Each Issuance contemplated by Proposal 2(A), Proposal 2(B), Proposal 2(C), Proposal 2(D) and Proposal 2(E) requires the affirmative vote of the holders of a majority of the Acquiring Fund common shares and Acquiring Fund VRDP Shares entitled to be cast voting as a single class.]

A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the voting securities present at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund, whichever is less.

In order for the Reorganizations to occur, each Fund must obtain all requisite shareholder approvals with respect to its Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding Acquiring Fund, MYD, BHV and MPA VRDP Shares. Because the closing of the Reorganization with respect to BKN, MYD, MQT, BHV and MPA is contingent upon such Fund and the Acquiring Fund obtaining the requisite shareholder approvals and third-party consents and satisfying (or obtaining the waiver of) other closing conditions, it is possible that a Reorganization will not occur, even if shareholders of a Fund entitled to vote on the Reorganization approve the Reorganization and such Fund satisfies all of its closing conditions, if the other Fund in the Reorganization does not obtain its requisite shareholder approvals or satisfy its closing conditions.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

The preferred shares of the Funds were issued on a private placement basis to one or a small number of institutional holders. Please see “Information about the Preferred Shares of the Funds” for additional information. To the extent that one or more preferred shareholder of BKN, MYD, MQT, BHV, MPA or the Acquiring Fund owns, holds or controls, individually or in the aggregate, all or a significant portion of such Fund’s outstanding preferred shares, the preferred shareholder approval required for the Reorganizations may turn on the exercise of voting rights by such particular preferred shareholder(s) and its (or their) determination as to the favorability of the Reorganization with respect to its (or their) interests. The Funds exercise no influence or control over the determinations of such preferred shareholder(s) with respect to the Reorganization; there is no guarantee that such preferred shareholder(s) will approve the Reorganization, over which it (or they) may exercise effective disposition power.

Subject to the requisite approval of the shareholders of each Fund with respect to its respective Reorganization, as well as certain consents, confirmations and/or waivers from various third parties, including the liquidity providers with respect to the outstanding Acquiring Fund, MYD, BHV and MPA VRDP Shares, it is expected that the Closing Date of the Reorganizations will be sometime during the fourth quarter of 2025, but it may be at a different time as described herein.

For additional information regarding voting requirements, see “Voting Information and Requirements.”

Reasons for the Reorganizations

The Board of each Fund, including the Independent Board Members, considered the Reorganizations at meetings held on January 15, 2025, January 20, 2025, May 8, 2025 and/or June 5-6, 2025. Each Board, including the Independent Board Members, has unanimously approved the applicable Reorganization(s) and the applicable Reorganization Agreement(s) (the “Approval”). Based on the considerations below, the Board of each Fund, including the Independent Board Members, has determined that the Reorganizations are in the best interests of such Fund and that the interests of its existing common shareholders and preferred shareholders would not be diluted with respect to NAV and the liquidation preference, respectively, as a result of the Reorganizations. As a result of the Reorganizations, however, common shareholders and preferred shareholders of each Fund may hold a reduced percentage of ownership in the larger Combined Fund than they did in any of the individual Funds before the Reorganizations.

Each Board’s determination to approve the Reorganizations was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to each Fund and its shareholders, although individual Board Members may have placed different weight and assigned different degrees of materiality to various factors. Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced. If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund. Before reaching these conclusions, the Board of each Fund, including the Independent Board Members, engaged in a thorough review process relating to the Reorganizations, as well as alternatives to the Reorganizations. The Board of each Fund also received a memorandum outlining, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

The Board of each Fund considered the Reorganizations over a series of meetings. In preparation for the Approval, the Investment Advisor provided each Board with information regarding the Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations.

Each Board considered a number of factors presented at the time of the Approval or prior meetings in reaching their determinations, including, but not limited to, the following, which are discussed in further detail below:

•	potential for improved economies of scale and a lower Total Expense Ratio (excluding leverage expenses and excluding Target Fund extraordinary expenses) with respect to each Fund;

•	the potential effects of the Reorganizations on the earnings and distributions of each Fund;

•	the potential effects of the Reorganizations on each Fund’s premium/discount to NAV of common shares;

•	the potential effects of the Reorganizations on each Fund’s preferred shares;

•	the compatibility of the Funds’ investment objectives, investment strategies and policies and related risks and risk profiles;

•	consistency of portfolio management and portfolio composition;

•

the potential for improved secondary market trading, including the potential for greater secondary market liquidity for the Combined Fund’s common shares, which may result in tighter bid-ask spreads and better trade execution for the Combined Fund’s common shareholders when purchasing or selling the Combined Fund’s common shares;

•	the potential for operating and administrative efficiencies for the Combined Fund, including the potential for the following benefits:

•

greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms;

•

benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage; and

•	benefits from having fewer similar funds in the same fund complex, including a simplified operational model and a reduction in risk of operational, legal and financial errors;

•

the anticipated tax-free nature of the Reorganizations (except with respect to taxable distributions, if any, from any Fund prior to, or after, the consummation of the Reorganizations, and the receipt of cash in lieu of fractional Shares);

•

that BHV seeks to provide current income exempt from regular federal income tax and Virginia personal income tax, and MPA seeks to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management; and that the Acquiring Fund seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management;

•	the potential effects on the Funds’ capital loss carryforwards;

•	the potential effects on each Fund’s undistributed net investment income;

•	the expected costs of the Reorganizations;

•	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the Funds;

•	the effect of the Reorganizations on shareholder rights;

•	alternatives to the Reorganizations for each Fund; and

•	any potential benefits of the Reorganizations to the Investment Advisor and its affiliates.

Potential for Improved Economies of Scale and Potential for a Lower Expense Ratio. Each Board considered the fees and Total Operating Expenses of its Fund (including estimated expenses of the Combined Fund after the Reorganizations). In the Investment Advisor’s view, the most likely combination is the Reorganizations of all of the Funds, which is also expected to result in the lowest Total Expense Ratio for the Combined Fund. If the only Reorganization discussed in this Joint Proxy Statement/Prospectus that is completed is the Reorganization of BHV into the Acquiring Fund, the Combined Fund would be expected to have a higher Total Expense Ratio than if any other combination of Reorganizations were completed. “Total Expenses” means a Fund’s total annual operating expenses. “Total Expense Ratio” means a Fund’s Total Expenses expressed as a percentage of its average net assets attributable to its common shares.

Potential Effects of the Reorganizations on Earnings and Distributions. The Boards noted that the Combined Fund’s net earnings yield on NAV for common shareholders following the Reorganizations is expected to be potentially higher than BHV’s, MPA’s and the Acquiring Fund’s current net earnings yield on NAV and lower than BKN’s, MYD’s and MQT’s current net earnings yield on NAV. The distribution level of any fund is subject to change based upon a number of factors, including the current and projected level of the fund’s earnings, and may fluctuate over time; thus, subject to a number of other factors, including the fund’s distribution policy, a higher earnings profile may potentially have a positive impact on such fund’s distribution level over time. The Combined Fund’s earnings and distribution rate on NAV will change over time, and depending on market conditions, may be higher or lower than each Fund’s earnings and distribution rate on NAV prior to the Reorganizations. A Fund’s earnings and net investment income are variables which depend on many factors, including its asset mix, portfolio turnover level, the amount of leverage utilized by the Fund, the costs of such leverage, the performance of its investments, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. There can be no assurance that the future earnings of a Fund, including the Combined Fund after the Reorganizations, will remain constant.

Potential Effects of the Reorganizations on Premium/Discount to NAV of Common Shares. Each Board noted that the common shares of its Fund have historically traded at both a premium and a discount. As of July 31, 2025, the NAV per common share of BKN was $11.62 and the market price per common share of BKN was $10.63, representing a discount to NAV of (8.5)%, the NAV per common share of MYD was $10.81 and the market price per common share of MYD was $9.91, representing a discount to NAV of (8.3)%, the NAV per common share of MQT was $10.36 and the market price per common share of MQT was $9.44, representing a discount to NAV of (8.9)%, the NAV per common share of BHV was $10.94 and the market price per common share of BHV was $10.45, representing a discount to NAV of (4.5)%, the NAV per common share of MPA was $11.66 and the market price per common share of MPA was $10.66, representing a discount to NAV of (8.6)%, and the NAV per common share of the Acquiring Fund was $11.76 and the market price per common share of the Acquiring Fund was $10.96, representing a discount to NAV of (6.8)%. The Boards of BKN, MYD, MQT, BHV and MPA noted that to the extent BKN’s, MYD’s, MQT’s, BHV’s and MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of the Reorganizations, BKN’s, MYD’s, MQT’s, BHV’s and MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. The Boards of BKN, MYD, MQT, BHV and MPA also noted that to the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of the Reorganizations, BKN’s, MYD’s, MQT’s, BHV’s and MPA’s common shareholders may be negatively impacted if its Reorganization is consummated. The Board of the Acquiring Fund noted that Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount

(or premium) of the Acquiring Fund common shares improves. There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BKN, MYD, MQT, BHV and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of each respective Fund prior to the Reorganizations. Each Board noted that effective upon Closing, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Potential Effects of the Reorganizations on the Preferred Shares. The Boards noted that each Fund has preferred shares outstanding. As of July 31, 2025, BKN had 678 Series W-7 VMTP Shares outstanding, MYD had 2,514 Series W-7 VRDP Shares outstanding, MQT had 786 Series W-7 VMTP Shares outstanding, BHV had 116 Series W-7 VRDP Shares outstanding, MPA had 826 Series W-7 VRDP Shares outstanding and the Acquiring Fund had 2,251 Series W-7 VRDP Shares outstanding and 2,252 Series W-7A VRDP Shares outstanding. In connection with the Reorganizations, the Acquiring Fund expects to issue 678 additional VRDP Shares to BKN VMTP Holders, 2,514 additional VRDP Shares to MYD VRDP Holders, 786 additional VRDP Shares to MQT VMTP Holders, 116 additional VRDP Shares to BHV VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 9,423 VRDP Shares outstanding.

The Boards noted that, assuming all of the Reorganizations are approved by shareholders, upon the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VRDP Holders or VMTP Holders, applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VRDP Shares or VMTP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV and MPA VRDP Share or VMTP Share, as applicable, held by the BKN, MYD, MQT, BHV or MPA VRDP Holders or VMTP Holders, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets

Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” in the Joint Proxy Statement/Prospectus for additional information about the preferred shares of each Fund.

The Boards noted that none of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VRDP Holders or VMTP Holders of each Fund, as applicable, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more preferred shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Compatibility of Investment Objectives, Investment Strategies and Policies and Related Risks and Risk Profiles. Each Board noted that its Fund’s shareholders will remain invested in an exchange-listed, closed-end management investment company registered under the 1940 Act that will have substantially greater net assets and the same (in the case of the Acquiring Fund), or similar (in the case of BKN, MYD, MQT, BHV and MPA) investment objective and the same (in the case of the Acquiring Fund) or similar (in the case of BKN, MYD, MQT, BHV and MPA) investment strategies, policies and restrictions. The risk/return profile of the Combined Fund is expected to remain comparable to those of each Fund before the Reorganizations because of the similarities in the investment policies of each Fund.

Consistency of Portfolio Management and Portfolio Composition. Each Board noted that each Fund has the same investment adviser and common portfolio managers and that each Fund’s shareholders will benefit from the experience and expertise of the Combined Fund’s anticipated portfolio management team.

Each of the Acquiring Fund, BKN, MYD, MQT, BHV and MPA is managed by a team of investment professionals led by Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals. Each Board also considered the portfolio composition of its Fund and the impact of the Reorganizations on the Fund’s portfolio. Each Board noted that it is not anticipated that there will be any significant disposition of the holdings in its Fund as a result of the Reorganizations because of the similarities among the portfolio guidelines of the Funds. For additional information, please see “Comparison of the Funds’ Investments” and “Risk Factors and Special Considerations.”

Potential for Improved Secondary Market Trading for Common Shares. While it is not possible to predict trading levels at the time the Reorganizations close, each Board considered that the Combined Fund may provide greater secondary market liquidity for its common shares as it would be larger than any of the Funds, which may result in tighter bid-ask spreads, better trade execution for the Combined Fund’s common shareholders when purchasing or selling Combined Fund common shares. However, there can be no assurance that the Reorganizations will result in such benefits or that the common shares of the Combined Fund will trade at a narrower discount to NAV or wider premium to NAV than the common shares of any individual Fund prior to the Reorganizations. Upon consummation of the Reorganizations, the secondary market liquidity, bid-ask spreads, and trade execution with respect to the Combined Fund’s common shares may deteriorate. Furthermore, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares.

Potential for Operating and Administrative Efficiencies. Each Board noted that the Combined Fund may achieve certain operating and administrative efficiencies from its larger net asset size, including greater investment flexibility and investment options, greater diversification of portfolio investments, the ability to trade in larger positions, additional sources of leverage or more competitive leverage terms and more favorable transaction terms. Each Board also noted that the Combined Fund may experience potential benefits from having fewer closed-end funds offering similar products in the market, including an increased focus by investors on the remaining funds in the market (including the Combined Fund) and additional research coverage.

Each Board also noted that the Combined Fund may experience potential benefits from having fewer similar funds in the same fund complex, including a simplified operational model, the elimination of complexities involved with having duplicative funds, easier product differentiation for shareholders (including shareholders of the Combined Fund) and reduced risk of operational, legal and financial errors.

Anticipated Tax-Free Reorganizations. Each Board noted that it is anticipated that shareholders of its Fund will generally recognize no gain or loss for U.S. federal income tax purposes as a result of the Reorganizations (except with respect to cash received in lieu of fractional common shares), as each Reorganization is intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

Shareholders of each Fund may receive distributions prior to, or after, the consummation of the Reorganizations, including distributions attributable to their proportionate share of each Fund’s undistributed net investment income declared prior to the consummation of the Reorganizations or the Combined Fund built-in gains, if any, recognized after the Reorganizations, when such income and gains are eventually distributed by the Combined Fund. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Capital Loss Carryforward Considerations. Each Board considered that capital loss carryforwards of the Combined Fund attributable to each Fund will be subject to tax loss limitation rules by reason of each Fund’s undergoing an “ownership change” in the Reorganizations. Each Board also noted that the Combined Fund’s capital loss carryforward loss as a percentage of net assets is expected to be lower than BKN’s, MYD’s and BHV’s capital loss carryforward, and higher than MQT’s, MPA’s and the Acquiring Fund’s capital loss carryforward. Each Board considered that the ability of its Fund to fully utilize its existing capital loss carryforwards depends on many variables and assumptions, including projected performance, and is, therefore, highly uncertain.

Potential Effects of the Reorganizations on Undistributed Net Investment Income. If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BKN, MYD, MQT, BHV and MPA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the Valuation Time would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Expected Costs of the Reorganizations. Each Board considered the terms and conditions of the applicable Fund’s Reorganization Agreement(s), including the estimated costs associated with the Reorganizations, and the allocation of such costs among the Funds. Each Board noted, however, that the Investment Advisor anticipated that the projected costs of the Reorganizations may be recovered over time. Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund are estimated to be approximately $323,000, $477,000, $331,000, $187,000, $270,000 and $592,000, respectively, of which the Investment Advisor will bear approximately $0, $146,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear the costs of the Reorganizations.

Terms of the Reorganizations and Impact on Shareholders. Each Board noted that the aggregate NAV (not the market value) of the Acquiring Fund common shares that a Target Fund’s common shareholders will receive in the applicable Reorganization is expected to equal the aggregate NAV (not the market value) of the Target Fund common shares that the Target Fund’s common shareholders owned immediately prior to the Closing Date. The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The NAV of BKN, MYD, MQT, BHV and MPA common shares will not be diluted as a result of the Reorganizations. Fractional Acquiring Fund common shares will generally not be issued to BKN, MYD, MQT, BHV and MPA common shareholders in connection with the Reorganizations, and BKN, MYD, MQT, BHV and MPA common shareholders should expect to receive cash in lieu of such fractional common shares.

Each Board further noted that holders of BKN, MYD, MQT, BHV and MPA VMTP Shares or VRDP Shares, as applicable, will receive the same number of Acquiring Fund VRDP Shares as the BKN, MYD, MQT, BHV and MPA VMTP Shares or VRDP Shares held by such VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may differ. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Effect on Shareholder Rights. Each Board noted that BKN, MYD, MQT and the Acquiring Fund are each incorporated as a Maryland corporation, BHV is formed as a Delaware statutory trust and MPA is formed as a Massachusetts business trust. Each Board also noted that the common shareholders of each Fund have substantially similar voting rights and rights with respect to the payment of dividends and distribution of assets upon liquidation of their respective Fund and have no preemptive, conversion or exchange rights.

Each Board also noted that the terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will have terms that are substantially identical to the terms of the Acquiring Fund’s outstanding

VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

Alternatives to the Reorganizations. In reaching its decision to approve the Reorganizations, the Board considered alternatives to the Reorganizations, including continuing to operate each Fund as a separate Fund.

Potential Benefits to the Investment Advisor and its Affiliates. Each Board recognized that the Reorganizations may result in some benefits and economies of scale for the Investment Advisor and its affiliates. These may include, for example, administrative and operational efficiencies or a reduction in certain operational expenses as a result of the elimination of BKN, MYD, MQT, BHV and MPA as separate funds in the BlackRock Fixed-Income Complex.

Each Board noted that, if the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of the net assets of the Combined Fund.

Conclusion. Each Board, including the Independent Board Members, unanimously approved each Reorganization, each Reorganization Agreement and each Issuance, as applicable, concluding that the Reorganizations are in the best interests of its Fund and that the interests of existing common shareholders and preferred shareholders of its Fund will not be diluted with respect to NAV and liquidation preference, respectively, as a result of the Reorganizations. This determination was made on the basis of each Board Member’s business judgment after consideration of all of the factors taken as a whole with respect to its Fund and the Fund’s common and preferred shareholders, although individual Board Members may have placed different weight on various factors and assigned different degrees of materiality to various factors.

Because the shareholders of each Fund will vote separately on the Fund’s respective Reorganization(s) or Issuances, as applicable, there are multiple potential combinations of Reorganizations. To the extent that any Reorganization is not completed, any expected expense savings by the Combined Fund, or other potential benefits resulting from the Reorganizations, may be reduced.

If a Reorganization is not consummated, then the Investment Advisor may, in connection with ongoing management of the Fund for which such Reorganization(s) was not consummated and its product line, recommend alternative proposals to the Board of that Fund.

Terms of the Reorganization Agreements

The following is a summary of the significant terms of each Reorganization Agreement. This summary is qualified in its entirety by reference to the Forms of Agreement and Plan of Reorganization attached as Appendix A to this Joint Proxy Statement/Prospectus.

Valuation of Assets and Liabilities

The respective assets of each of the Funds will be valued on the business day prior to the Closing Date of the Reorganizations (the “Valuation Time”). The valuation procedures are the same for each Fund: the NAV per Common Share of each Fund will be determined after the close of business on the NYSE (generally, 4:00 p.m., Eastern Time) at the Valuation Time. For the purpose of determining the NAV of a Common Share of each Fund, the value of the securities held by such Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) of such Fund is divided by the total number of common shares of such Fund outstanding at such time. Daily expenses, including the fees payable to the Investment Advisor, will accrue at the Valuation Time.

Dividends will accumulate on the Target Fund’s VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date. BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued VRDP Share of the Acquiring Fund, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV and MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date if such dividends have not been paid prior to Closing Date), in exchange for each BKN, MYD, MQT, BHV and MPA VMTP Share or VRDP Share, as applicable, held by the BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued.

The first dividend period for the Acquiring Fund VRDP Shares to be issued in the Reorganizations will commence on the Closing Date and end on the day immediately preceding the first dividend payment date for such VRDP Shares, which will be the first business day of the month following the month in which the Closing Date occurs.

Amendments and Conditions

A Reorganization Agreement may be amended at any time prior to the Closing Date with respect to any of the terms therein upon mutual agreement. However, after adoption of the Reorganization Agreement and approval of the Reorganization, no amendment or modification may be made which by law requires further approval by shareholders without such further approval. The obligations of each Fund pursuant to a Reorganization Agreement are subject to various conditions, including a registration statement on Form N-14 being declared effective by the SEC, approval of the Reorganization Agreement by the shareholders of the applicable Target Fund and the VRDP Holders of the Acquiring Fund, certain third-party consents, the approval of each Issuance by the shareholders of the Acquiring Fund, receipt of an opinion of counsel as to tax matters, receipt of an opinion of counsel as to corporate and securities matters and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

Each Reorganization is not contingent upon the approval of any other Reorganization. If a Reorganization is not consummated, the Fund for which such Reorganization(s) was not consummated would continue to exist and operate on a standalone basis.

Postponement; Termination

Under a Reorganization Agreement, the Board of any Fund that is a party to the Reorganization Agreement may cause the related Reorganization to be postponed or abandoned under certain circumstances should such Board determine that it is in the best interests of the shareholders of its respective Fund to do so. A Reorganization Agreement may be terminated, and the related Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of either of the Funds involved in the Reorganization) prior to the Closing Date, or the Closing Date may be postponed: (i) by mutual consent of the Boards of such Funds and (ii) by the Board of either such Fund if any condition to that Fund’s obligations set forth in the Reorganization Agreement has not been fulfilled or waived by such Board.

Book-Entry Interests

The Acquiring Fund will issue to BKN, MYD, MQT, BHV and MPA VRDP Holders or VMTP Holders, as applicable, book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such BKN, MYD, MQT, BHV and MPA VRDP Holders or VMTP Holders on a one-for-one basis for each holder’s holdings of BKN, MYD, MQT, BHV and MPA VRDP Shares or VMTP Shares, as applicable. Each Fund’s VRDP Shares or VMTP Shares, as applicable, were or will be issued in book-entry form as global securities, and such global securities were deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities are held only through DTC and any of its participants.

The Acquiring Fund will issue to BKN, MYD, MQT, BHV and MPA common shareholders book-entry interests and cash in lieu of fractional common shares, if applicable, for the Acquiring Fund common shares registered in the name of such shareholders on the basis of each shareholder’s proportionate interest in the aggregate net asset value of BKN, MYD, MQT, BHV and MPA common shares, respectively.

Expenses of the Reorganizations

Each Fund will bear expenses incurred in connection with its Reorganization(s). The expenses incurred in connection with the Reorganizations include but are not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board, expenses incurred in connection with the preparation of the Reorganization Agreements, the registration statement on Form N-14 and the separate Joint Proxy Statement to preferred shareholders, the printing and distribution of this Joint Proxy Statement/Prospectus delivered to common shareholders, the separate Joint Proxy Statement delivered to preferred shareholders and any other materials required to be distributed to shareholders, SEC and state securities commission filing fees, and legal and audit fees in connection with the Reorganizations, including fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the VMTP Shares or VRDP Shares, legal fees incurred in connection with amending the transaction documents for the VMTP Shares or VRDP Shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s Board materials, attending each Fund’s Board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, auditing fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Reorganizations.

Common shareholders of each Fund will indirectly bear all or a portion of the costs of the Reorganizations. The expenses of the Reorganizations of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund are estimated to be approximately $323,000, $477,000, $331,000, $187,000, $270,000 and $592,000, respectively, of which the Investment Advisor will bear approximately $0, $146,000, $0, $0, $0 and $0, respectively. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. Each Board also noted that the VMTP Holders or VRDP Holders, as applicable, are not expected to bear any of the costs of the Reorganizations, while the common shareholders of the Funds will indirectly bear all or a portion the costs of the Reorganizations.

Neither the Funds nor the Investment Advisor will pay any direct expenses of shareholders arising out of or in connection with the Reorganizations (e.g., expenses incurred by the shareholder as a result of attending the Special Meeting, voting on the Reorganizations or other action taken by the shareholder in connection with the Reorganizations). The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein.

Appraisal Rights

Shareholders of BHV do not have appraisal rights for their common or preferred shares because BHV is formed as a Delaware statutory trust and BHV’s Agreement and Declaration of Trust states that the shareholders are not entitled to appraisal rights. Common shareholders of MPA are entitled, under its Declaration of Trust, to the same appraisal rights for their common shares in the event of a reorganization, consolidation, sale or exchange of assets as shareholders of a Massachusetts business corporation. Under Massachusetts law applicable to business corporations, shareholders already holding marketable securities in the target corporation who receive marketable securities and/or cash in the surviving entity as a result of an reorganization are generally not entitled to appraisal rights in the reorganization. For these purposes, marketable securities are those that are listed on a national securities exchange, and are held by at least 1,000 persons. Because the common shares of both MPA and the Acquiring Fund are listed on the New York Stock Exchange and are held in each case by at least 1,000 persons, the common shareholders of MPA will not be entitled to appraisal rights in connection with the MPA Reorganization. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of BKN, MYD, MQT and the Acquiring Fund, on the Record Date. No exception exists for the VRDP Shares or VMTP Shares and therefore the VRDP Holders and VMTP Holders of BKN, MYD and MQT, as applicable, are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

Description of Common Shares to Be Issued by the Acquiring Fund

The terms of the Acquiring Fund common shares to be issued pursuant to the Reorganizations will be substantially identical to the terms of the Acquiring Fund common shares that are currently outstanding. The Acquiring Fund common shares, when issued, will be fully paid and non-assessable, except as provided by the Acquiring Fund’s charter, and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Please see “Information about the Common Shares of the Funds” for additional information about the Funds’ common shares.

Description of VRDP Shares to Be Issued by the Acquiring Fund

Assuming all of the Reorganizations are approved by shareholders, upon the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV or MPA VMTP Share or VRDP Share held by the BKN, MYD, MQT, BHV or MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may vary. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

None of the expenses of the Reorganizations are expected to be borne by the VMTP Holders or the VRDP Holders, as applicable, of the Funds.

Following the Reorganizations, the VMTP Holders or VRDP Holders of each Fund, as applicable, will be VRDP Holders of the larger Combined Fund that will have a larger asset base and more preferred shares outstanding than any Fund individually before the Reorganizations. With respect to matters requiring all preferred shareholders to vote separately or common and preferred shareholders to vote together as a single class, following the Reorganizations, VRDP Holders of the Combined Fund may hold a smaller percentage of the outstanding preferred shares of the Combined Fund as compared to their percentage holdings of outstanding preferred shares of their respective Fund prior to the Reorganizations.

Please see “Information about the Preferred Shares of the Funds” for additional information.

THE FUNDS

BKN, MYD, MQT and the Acquiring Fund are each incorporated as a Maryland corporation and are each a diversified, closed-end management investment company registered under the 1940 Act. BHV is formed as a Delaware statutory trust and is a non-diversified, closed-end management investment company registered under the 1940 Act. MPA is formed as a Massachusetts business trust and is a non-diversified, closed-end management investment company registered under the 1940 Act. Each Fund’s principal office is located at 100 Bellevue Parkway, Wilmington, Delaware 19809, and each Fund’s telephone number is (800) 882-0052.

BKN was incorporated as a Maryland corporation governed by the laws of the State of Maryland on December 19, 1992, and commenced operations on February 26, 1993.

MYD was incorporated as a Maryland corporation governed by the laws of the State of Maryland on September 20, 1991, and commenced operations on November 28, 1992.

MQT was incorporated as a Maryland corporation governed by the laws of the State of Maryland on July 9, 1992, and commenced operations on August 28, 1992.

BHV was formed as a Delaware statutory trust governed by the laws of the State of Delaware on March 14, 2002, and commenced operations on April 30, 2002.

MPA was formed as a Massachusetts business trust governed by the laws of the Commonwealth of Massachusetts on August 24, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on May 5, 1992, and commenced operations on July 21, 1992.

The Acquiring Fund common shares are listed on the NYSE as “MQY.” BKN’s common shares are listed on the NYSE as “BKN.” MYD’s common shares are listed on the NYSE as “MYD.” MQT’s common shares are listed on the NYSE as “MQT.” BHV’s common shares are listed on the NYSE as “BHV.” MPA’s common shares are listed on the NYSE as “MPA.”

Each of the Acquiring Fund, BKN, MYD, MQT, BHV and MPA have a July 31 fiscal year end.

Each of BKN and MQT has VMTP Shares outstanding, and each of the Acquiring Fund, MYD, BHV and MPA has VRDP Shares outstanding. Each Fund’s preferred shares are not listed on a national stock exchange and have not been registered under the Securities Act, or any state securities laws, and unless so registered, may not be offered, sold, assigned, transferred, pledged, encumbered or otherwise disposed of except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE ACQUIRING FUND’S INVESTMENTS

Investment Objective and Policies

The Acquiring Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Acquiring Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MQY Municipal Bonds”). Under normal circumstances, the Acquiring Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Acquiring Fund’s investments in derivatives will be counted toward the Acquiring Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Acquiring Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Acquiring Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MQY Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Acquiring Fund (as defined in the 1940 Act). There can be no assurance that the Acquiring Fund’s investment objective will be realized.

The Acquiring Fund may invest in certain tax-exempt securities classified as “private activity bonds” (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Acquiring Fund to an alternative minimum tax. The percentage of the Acquiring Fund’s total assets invested in PABs will vary from time to time. The Acquiring Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in MQY Municipal Bonds whose issuers are located in the same state.

“Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MQY Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MQY Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect the Acquiring Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect the Acquiring Fund or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which the Acquiring Fund may invest.

The Acquiring Fund also may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality. Bonds of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments. The Acquiring Fund does not intend to purchase MQY Municipal Bonds that are in default or which the Investment Advisor believes will soon be in default.

All percentage and ratings limitations on securities in which the Acquiring Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Acquiring Fund’s initial investment in such security. In the event that the Acquiring Fund disposes of a portfolio security subsequent to its being downgraded, the Acquiring Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Acquiring Fund intends to invest primarily in long-term MQY Municipal Bonds with maturities of more than ten years. However, the Acquiring Fund also may invest in intermediate term MQY Municipal Bonds with maturities of between three years and ten years. The Acquiring Fund also may invest from time to time in short-term MQY Municipal Bonds with maturities of less than three years. The average maturity of the Acquiring Fund’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Acquiring Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Acquiring Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Acquiring Fund also may invest in VRDOs and VRDOs in the form of Participating VRDOs in variable rate tax-exempt obligations held by a financial institution. The Acquiring Fund’s hedging strategies are not fundamental policies and may be modified by the Board of the Acquiring Fund without the approval of the Acquiring Fund’s shareholders. The Acquiring Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Acquiring Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Acquiring Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non- Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term MQY Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in MQY Municipal Bonds, to the extent such investments are permitted by the Acquiring Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in MQY Municipal Bonds as well as many of the risks associated with investments in derivatives.

The Acquiring Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Acquiring Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of MQY Municipal Bonds for investment by the Acquiring Fund.

Description of MQY Municipal Bonds

Set forth below is a detailed description of the MQY Municipal Bonds in which the Acquiring Fund invests. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Appendix B to this Joint Proxy Statement/Prospectus. Obligations are included within the term MQY Municipal Bonds if the interest paid thereon is excluded from gross income for federal income tax purposes in the opinion of bond counsel to the issuer.

MQY Municipal Bonds include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations and obtaining funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of PABs are issued by or on behalf of public authorities to finance various privately owned or operated facilities, including among other things, airports, public ports, mass commuting facilities, multi-family housing projects, as well as facilities for water supply, gas, electricity, sewage or solid waste disposal and other specialized facilities. Other types of PABs, the proceeds of which are used for the construction, equipment or improvement of privately operated industrial or commercial facilities, may constitute MQY Municipal Bonds. The interest on MQY Municipal Bonds may bear a fixed rate or be payable at a variable or floating rate. The two principal classifications of MQY Municipal Bonds are “general obligation” bonds and “revenue” bonds, which latter category includes PABs and, for bonds issued on or before August 15, 1986, industrial development bonds. MQY Municipal Bonds typically are issued to finance public projects, such as roads or public buildings, to pay general operating expenses or to refinance outstanding debt. MQY Municipal Bonds may also be issued for private activities, such as housing, medical and educational facility construction, or for privately owned industrial development and pollution control projects. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source. Revenue bonds may be repaid only from the revenues of a specific facility or source. MQY Municipal Bonds may be issued on a long-term basis to provide permanent financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenues, which may include tolls, fees and other user charges, lease payments and mortgage payments. MQY Municipal Bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of the later issuance of long-term debt.

The MQY Municipal Bonds in which the Acquiring Fund invests pay interest or income that, in the opinion of bond counsel to the issuer, is exempt from regular federal income tax. The Investment Advisor does not conduct its own analysis of the tax status of the interest or income paid by MQY Municipal Bonds held by the Acquiring Fund, but will rely on the opinion of counsel to the issuer of each such instrument. The Acquiring Fund may also invest in MQY Municipal Bonds issued by United States Territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax. The Acquiring Fund may invest in other securities that pay interest or income that is, or make other distributions that are, exempt from regular federal income tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument. The Acquiring Fund treats all of such tax-exempt securities as MQY Municipal Bonds.

The yields on MQY Municipal Bonds are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the MQY Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of MQY Municipal Bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

The Acquiring Fund has not established any limit on the percentage of its portfolio that may be invested in PABs. The Acquiring Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who would become subject to the federal alternative minimum tax as a result of an investment in the Acquiring Fund’s common shares.

General Obligation Bonds. General obligation bonds are typically secured by the issuer’s pledge of its faith, credit and taxing power for the repayment of principal and the payment of interest. The taxing power of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.

Revenue Bonds. Revenue or special obligation bonds are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue sources such as payments from the user of the facility being financed. Accordingly, the timely payment of interest and the repayment of principal in accordance with the terms of the revenue or special obligation bond is a function of the economic viability of such facility or such revenue source. Revenue bonds issued by state or local agencies to finance the development of low-income, multi-family housing involve special risks in addition to those associated with municipal securities generally, including that the underlying properties may not generate sufficient income to pay expenses and interest costs. Such bonds are generally non-recourse against the property owner, may be junior to the rights of others with an interest in the properties, may pay interest that changes based in part on the financial performance of the property, may be prepayable without penalty and may be used to finance the construction of housing developments which, until completed and rented, do not generate income to pay interest. Increases in interest rates payable on senior obligations may make it more difficult for issuers to meet payment obligations on subordinated bonds.

Municipal Notes. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, repayment on the note may be delayed or the note may not be fully repaid, and the Acquiring Fund may lose money.

Municipal Commercial Paper. Municipal commercial paper is generally unsecured and issued to meet short-term financing needs. The lack of security presents some risk of loss to the Acquiring Fund since, in the event of an issuer’s bankruptcy, unsecured creditors are repaid only after the secured creditors out of the assets, if any, that remain.

Moral Obligation Bonds. MQY Municipal Bonds may also include “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations. Also included within the general category of MQY Municipal Bonds are certificates of participation (“COPs”) issued by government authorities or entities to finance the acquisition or construction of equipment, land and/or facilities. COPs represent participations in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called “lease obligations”) relating to such equipment, land or facilities. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. Although lease obligations do not constitute general obligations of the issuer for which the issuer’s unlimited taxing power is pledged, a lease obligation is frequently backed by the issuer’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the issuer has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult and the value of the property may be insufficient to pay lease obligations. Certain investments in lease obligations may be illiquid.

The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Acquiring Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the NAV of the Acquiring Fund. Issuers of municipal lease obligations might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Acquiring Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Acquiring Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Acquiring Fund might take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Acquiring Fund’s operating expenses and adversely affect the NAV of the Acquiring Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Acquiring Fund would not have the right to take possession of the assets. Any income derived from the Acquiring Fund’s ownership or operation of such assets may not be tax-exempt or may fail to generate qualifying income for purposes of the income tests applicable to regulated investment companies. In addition, the Acquiring Fund’s intention to qualify as a regulated investment company under the Code may limit the extent to which the Acquiring Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Acquiring Fund is subject to certain limitations on its investments and on the nature of its income.

Zero-Coupon Bonds. MQY Municipal Bonds may include zero-coupon bonds. Zero-coupon bonds are securities that are sold at a discount to par value and do not pay interest during the life of the security. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Upon maturity, the holder of a zero-coupon bond is entitled to receive the par value of the security.

While interest payments are not made on such securities, holders of such securities are deemed to have received income annually, notwithstanding that cash may not be received currently. The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero-coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Longer term zero-coupon bonds are more exposed to interest rate risk than shorter term zero-coupon bonds. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.

The Acquiring Fund accrues income with respect to these securities for U.S. federal income tax and accounting purposes prior to the receipt of cash payments. Zero-coupon bonds may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals.

Further, to maintain its qualification for pass-through treatment under the federal tax laws, the Acquiring Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Acquiring Fund’s exposure to zero-coupon bonds.

In addition to the above-described risks, there are certain other risks related to investing in zero-coupon bonds. During a period of severe market conditions, the market for such securities may become even less liquid. In addition, as these securities do not pay cash interest, the Acquiring Fund’s investment exposure to these securities and their risks, including credit risk, will increase during the time these securities are held in the Acquiring Fund’s portfolio.

Pre-Refunded Municipal Securities. The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities.

However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Private Activity Bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by, or on behalf of, states, municipalities or public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of PABs, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute MQY Municipal Bonds, although the federal tax laws may place substantial limitations on the size of such issues. Such bonds are secured primarily by revenues derived from loan repayments or lease payments due from the entity which may or may not be guaranteed by a parent company or otherwise secured. PABs generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, an investor should be aware that repayment of such bonds generally depends on the revenues of a private entity and be aware of the risks that such an investment may entail. The continued ability of an entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Special Taxing Districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds (a type of municipal security established by the Mello-Roos Community Facilities Act of 1982), are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes, or tax allocations and other revenues that are established to secure such financings are generally limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

Indexed and Inverse Floating Rate Securities. The Acquiring Fund may invest in MQY Municipal Bonds (and Non-Municipal Tax-Exempt Securities) that yield a return based on a particular index of value or interest rates. For example, the Acquiring Fund may invest in MQY Municipal Bonds that pay interest based on an index of MQY Municipal Bond interest rates. The principal amount payable upon maturity of certain MQY Municipal Bonds also may be based on the value of the index. To the extent the Acquiring Fund invests in these types of MQY Municipal Bonds, the Acquiring Fund’s return on such MQY Municipal Bonds will be subject to risk with respect to the value of the particular index. Interest and principal payable on the MQY Municipal Bonds may also be based on relative changes among particular indices. Also, the Acquiring Fund may invest in so-called “inverse floating rate bonds” or “residual interest bonds” on which the interest rates vary inversely with a short-term floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when short-term interest rates increase, and will increase when short-term interest rates decrease. Such securities have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes, as an illustration, in market interest rates at a rate which is a multiple (typically two) of the rate at which fixed rate long-term tax-exempt securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate tax-exempt securities. To seek to limit the volatility of these securities, the Acquiring Fund may purchase inverse floating rate bonds with shorter-term maturities or limitations on the extent to which the interest rate may vary. Certain investments in such obligations may be illiquid.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments. The Acquiring Fund may purchase or sell securities that it is entitled to receive on a when-issued basis. The Acquiring Fund may also purchase or sell securities on a delayed delivery basis. The Acquiring Fund may also purchase or sell securities through a forward commitment. These transactions involve the purchase or sale of securities by the Acquiring Fund at an established price with payment and delivery taking place in the future. The purchase will be recorded on the date the Acquiring Fund enters into the commitment and the value of the securities will thereafter be reflected in the Acquiring Fund’s NAV. The Acquiring Fund has not established any limit on the percentage of its assets that may be committed in connection with these transactions.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold through a forward commitment will be delivered. A default by a counterparty may result in the Acquiring Fund missing the opportunity of obtaining a price considered to be advantageous. The value of securities in these transactions on the delivery date may be more or less than the Acquiring Fund’s purchase price. The Acquiring Fund may bear the risk of a decline in the value of the security in these transactions and may not benefit from an appreciation in the value of the security during the commitment period.

If deemed advisable as a matter of investment strategy, the Acquiring Fund may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Acquiring Fund on the settlement date. In these cases the Acquiring Fund may realize a taxable capital gain or loss.

When the Acquiring Fund engages in when-issued, delayed delivery or forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Acquiring Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

The market value of the securities underlying a commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of the Acquiring Fund starting on the day the Acquiring Fund agrees to purchase the securities. The Acquiring Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into when-issued or forward-settling securities (e.g., firm and standby commitments, including TBA commitments, and dollar rolls) and non-standard settlement cycle securities notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). If a when-issued, forward-settling or non-standard settlement cycle security does not satisfy the Delayed-Settlement Securities Provision, then it is treated as a derivatives transaction under Rule 18f-4.

Call Rights. The Acquiring Fund may purchase a MQY Municipal Bond issuer’s right to call all or a portion of such MQY Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MQY Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related MQY Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related MQY Municipal Bond is identical to holding a MQY Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Yields. Yields on MQY Municipal Bonds are dependent on a variety of factors, including the general condition of the money market and of the MQY Municipal Bond market, the size of a particular offering, the financial condition of the issuer, the maturity of the obligation and the rating of the issue. The ability of the Acquiring Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the securities in which the Acquiring Fund invests to meet their obligations for the payment of interest and principal when due. There are variations in the risks involved in holding MQY Municipal Bonds, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of owners of MQY Municipal Bonds and the obligations of the issuer of such MQY Municipal Bonds may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally and to general equitable principles, which may limit the enforcement of certain remedies.

“High Yield” or “Junk” Bonds. The Acquiring Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Acquiring Fund’s other investment policies. Information with respect to ratings assigned to tax-exempt obligations that the Acquiring Fund may purchase is set forth in Appendix B —Ratings of Investments. MQY Municipal Bonds of below investment grade quality (“Ba/BB” or below) are commonly known as “junk bonds.” Securities rated below investment grade are judged to have speculative characteristics with respect to their interest and principal payments. Such securities may face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Strategic Transactions and Other Management Techniques

The Acquiring Fund may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic

Transactions may be used for duration management and other risk management purposes, subject to the Acquiring Fund’s investment restrictions. While the Acquiring Fund’s use of Strategic Transactions is intended to reduce the volatility of the NAV of the Acquiring Fund’s common shares, the NAV of the Acquiring Fund’s common shares will fluctuate. No assurance can be given that the Acquiring Fund’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of the Acquiring Fund to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject the Acquiring Fund to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, the Acquiring Fund’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to the Acquiring Fund’s portfolio. The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require the Acquiring Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Acquiring Fund can realize on an investment or may cause the Acquiring Fund to hold a security that it might otherwise sell. Furthermore, the Acquiring Fund may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

The Acquiring Fund’s investment objective and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of the Acquiring Fund to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of the Acquiring Fund’s dividends to regular federal income tax. However, under normal circumstances, the Acquiring Fund does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. The Acquiring Fund may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Acquiring Fund may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Acquiring Fund’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Acquiring Fund against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. The Acquiring Fund is authorized to write (i.e., sell) covered call options with respect to MQY Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from the Acquiring Fund at the stated exercise price until the option expires. The Acquiring Fund writes only covered call options, which means that so long as the Acquiring Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option.

The Acquiring Fund receives a premium from writing a call option, which increases the Acquiring Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Acquiring Fund limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Acquiring Fund’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. The Acquiring Fund may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. The Acquiring Fund’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Acquiring Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Acquiring Fund and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Acquiring Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by the Acquiring Fund are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

The Acquiring Fund may engage in options and futures transactions on exchanges and options in the over-the-counter markets. The Acquiring Fund will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. The Acquiring Fund is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance the Acquiring Fund’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with the Acquiring Fund’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, the Acquiring Fund may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

The Acquiring Fund may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. The Acquiring Fund may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

The Acquiring Fund also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the MQY Municipal Bonds in which the Acquiring Fund invests to make such hedging appropriate.

Futures Strategies. The Acquiring Fund may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of the Acquiring Fund’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of the Acquiring Fund’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Acquiring Fund’s investments that are being hedged. While the Acquiring Fund will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of the Acquiring Fund’s investments being hedged. In addition, the ability of the Acquiring Fund to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to the Acquiring Fund. Employing futures as a hedge also may permit the Acquiring Fund to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When the Acquiring Fund intends to purchase a security, the Acquiring Fund may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by the Acquiring Fund. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. The Acquiring Fund may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, the Acquiring Fund may purchase a call option on a futures contract to hedge against a market advance when the Acquiring Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Acquiring Fund’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. The Acquiring Fund may purchase a put option on a futures contract to hedge the Acquiring Fund’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Acquiring Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Acquiring Fund intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Interest Rate Transactions. The Acquiring Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Acquiring Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. The Acquiring Fund may not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Acquiring Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

The Acquiring Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Acquiring Fund receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Acquiring Fund will accrue the net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

The Acquiring Fund may enter into interest rate swap transactions such as Municipal Market Data AAA Cash Curve swaps (“MMD Swaps”) or Securities Industry and Financial Markets Association Municipal Swap Index swaps (“SIFMA Swaps”). To the extent that the Acquiring Fund enters into these transactions, the Acquiring Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Acquiring Fund anticipates purchasing at a later date. The Acquiring Fund may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, the Acquiring Fund also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase the Acquiring Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

The Acquiring Fund may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, the Acquiring Fund exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by the Acquiring Fund and increase the Acquiring Fund’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate MQY Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

The Acquiring Fund may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits the Acquiring Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, the Acquiring Fund can create a synthetic long or short position, allowing the Acquiring Fund to select the most attractive part of the yield curve. An MMD Swap is a contract between the Acquiring Fund and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Acquiring Fund buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Acquiring Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Acquiring Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by the Acquiring Fund, which would cause the Acquiring Fund to make payments to its counterparty in the transaction that could adversely affect the Acquiring Fund’s performance.

The Acquiring Fund has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of the Acquiring Fund’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and the Acquiring Fund will segregate or designate on its books and records liquid assets having an aggregate NAV at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally the Acquiring Fund will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to the Acquiring Fund or that the Acquiring Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Acquiring Fund’s clearing broker. Certain U.S. federal income tax requirements may limit the Acquiring Fund’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that the Acquiring Fund engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, the Acquiring Fund may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, the Acquiring Fund will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize the Acquiring Fund’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require the Acquiring Fund to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

The Acquiring Fund has adopted certain other policies as set forth below.

Index and Inverse Securities

The Acquiring Fund may invest in MQY Municipal Bonds yielding a return based on a particular index of value or interest rates. Also, the Acquiring Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Acquiring Fund may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts.

Call Rights

The Acquiring Fund may purchase a MQY Municipal Bond issuer’s right to call all or a portion of such MQY Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MQY Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related MQY Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related MQY Municipal Bond is identical to holding a MQY Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Repurchase Agreements

The Acquiring Fund may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Acquiring Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to the Acquiring Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Acquiring Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Acquiring Fund may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Temporary Investments

The Acquiring Fund may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, MQY Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which the Acquiring Fund may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. The Acquiring Fund may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by the Acquiring Fund may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Acquiring Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Acquiring Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Acquiring Fund to invest temporarily available cash. The Acquiring Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which the Acquiring Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Acquiring Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Acquiring Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Acquiring Fund could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Acquiring Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Acquiring Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Acquiring Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Acquiring Fund at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Acquiring Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed-income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Acquiring Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Leverage

The Acquiring Fund currently leverages its assets through the use of residual interest municipal TOBs. The Acquiring Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Acquiring Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Acquiring Fund’s investment objective and policies. The Acquiring Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Acquiring Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of the Acquiring Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of the Acquiring Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Acquiring Fund did not utilize leverage. A reduction in the Acquiring Fund’s NAV may cause a reduction in the market price of its shares. During periods in which the Acquiring Fund is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if the Acquiring Fund did not use leverage, because the fees paid will be calculated on the basis of the Acquiring Fund’s NAV, which includes the proceeds from leverage. The Acquiring Fund’s leveraging strategy may not be successful.

Certain types of leverage the Acquiring Fund may use may result in the Acquiring Fund being subject to covenants relating to asset coverage and portfolio composition requirements. The Acquiring Fund may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by the Acquiring Fund. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing the Acquiring Fund’s portfolio in accordance with its investment objective and policies if the Acquiring Fund were to utilize leverage.

Under the 1940 Act, the Acquiring Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Acquiring Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Acquiring Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, the Acquiring Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Acquiring Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Acquiring Fund.

Effects of Leverage

Assuming that leverage will represent approximately 35.3% of the Combined Fund’s total managed assets and that the Combined Fund will bear expenses relating to that leverage at an average annual rate of 3.17%, the income generated by the Combined Fund’s portfolio (net of estimated expenses) must exceed 1.12% in order to cover the expenses specifically related to the Combined Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Combined Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Combined Fund. The table further reflects the use of leverage representing 35.3% of the Combined Fund’s total managed assets and the Combined Fund’s currently projected annual leverage expenses of 3.17%.

Assumed Portfolio Total Return (net of expenses)	-10%	-5%	0%	5%	10%
Common Share Total Return	(17.2)%	(9.5)%	(1.7)%	6.0%	13.7%

Common Share total return is composed of two elements: the Common Share dividends paid by the Combined Fund (the amount of which is largely determined by the net investment income of the Combined Fund) and gains or losses on the value of the securities the Combined Fund owns. As required by SEC rules, the table assumes that the Combined Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Combined Fund receives on its municipal bonds investments is entirely offset by losses in the value of those securities.

Preferred Shares

The Acquiring Fund has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, the Acquiring Fund is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of the Acquiring Fund’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of the Acquiring Fund’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, the Acquiring Fund would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Acquiring Fund’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, the Acquiring Fund is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, the Acquiring Fund will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of the Acquiring Fund’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions

The Acquiring Fund currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which the Acquiring Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by the Acquiring Fund. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. The Acquiring Fund may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). The Acquiring Fund, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. The Acquiring Fund contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If the Acquiring Fund ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds (as defined below) may contribute municipal bonds to a TOB Trust into which the Acquiring Fund has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Acquiring Fund, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by the Acquiring Fund generally provide the Acquiring Fund with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, the Acquiring Fund may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for the Acquiring Fund to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by the Acquiring Fund that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within the Acquiring Fund (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

The Acquiring Fund may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to the Acquiring Fund’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of the Acquiring Fund upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., the Acquiring Fund) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, the Acquiring Fund as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The Acquiring Fund may invest in a TOB Trust on either a non-recourse or recourse basis. When the Acquiring Fund invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If the Acquiring Fund invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which the Acquiring Fund is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if the Acquiring Fund invests in a recourse TOB Trust, the Acquiring Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MQY Municipal Bonds of the Acquiring Fund that are deposited into a TOB Trust are investments of the Acquiring Fund and are presented on the Acquiring Fund’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in the Acquiring Fund’s Statement of Assets and Liabilities. Interest income from the underlying MQY Municipal Bonds is recorded by the Acquiring Fund on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of the Acquiring Fund. In addition, under accounting rules, loans made to a TOB Trust sponsored by the Acquiring Fund may be presented as loans of the Acquiring Fund in the Acquiring Fund’s financial statements even if there is no recourse to the Acquiring Fund’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits the Acquiring Fund to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that the Acquiring Fund either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit the Acquiring Fund’s ability to enter into or manage TOB Trust transactions.

Credit Facility

The Acquiring Fund is permitted to leverage its portfolio by entering into one or more credit facilities. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Acquiring Fund will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives

The Acquiring Fund may enter into derivative transactions that have leverage embedded in them. Derivative transactions that the Acquiring Fund may enter into and the risks associated with them are described elsewhere and are also referred to as “Strategic Transactions.” The Acquiring Fund cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, the Acquiring Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings

The Acquiring Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Acquiring Fund securities.

Investment Restrictions

Each Fund has adopted certain investment restrictions that are “fundamental,” meaning such investment restrictions cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting securities” as defined in the 1940 Act. As defined in the 1940 Act, this phrase means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (2) more than 50% of the outstanding voting securities, whichever is less. Each Fund has also adopted certain non-fundamental investment restrictions. The investment restrictions of the Funds are similar, although there are some differences, and are set forth in Appendix B to this Joint Proxy Statement/Prospectus.

Each Fund’s VRDP Shares or VMTP Shares, as applicable, are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, each Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. Each Fund is also subject to certain covenants and requirements under the terms of the VRDP Shares or VMTP Shares, as applicable, and related documents, including the terms of the liquidity facility supporting the VRDP Shares or VMTP Shares. Such requirements may be more restrictive than the restrictions set forth above. Each Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the Preferred Shares of the Funds” for additional information.

THE TARGET FUNDS’ INVESTMENT OBJECTIVES AND POLICIES

BKN’s Investment Objective and Policies

BKN’s investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. No assurance can be given that BKN will achieve its investment objective. As a matter of fundamental policy, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). BKN’s investment policies provide that, under normal market conditions, BKN will invest at least 80% of its Managed Assets in investment quality securities. “Managed Assets” are BKN’s net assets plus the amount of borrowings for investment purposes. BKN’s investments in derivatives will be counted toward BKN’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. BKN cannot change its investment objective or the fundamental 80% policy to invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax) without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including BKN’s VMTP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

An investment quality security is a security that is rated BBB or Baa or higher by Moody’s, S&P or Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor. BKN Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers BKN Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of BKN Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade BKN Municipal Bonds. “BKN Municipal Bonds” means municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of BKN Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular BKN Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BKN may invest up to 20% of its Managed Assets, measured at the time of investment, in securities rated BB/Ba or B by Moody’s S&P, Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable credit quality by the Investment Advisor. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as “junk bonds.” Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The foregoing credit quality policies apply only at the time a security is purchased, and BKN is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issuer. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BKN disposes of a portfolio security subsequent to its being downgraded, BKN may experience a greater risk of loss than if such security had been sold prior to such downgrade.

BKN does not ordinarily invest more than 25% of its managed assets (taken at market value) in municipal obligations whose issuers are located in the same state.

In addition, BKN may purchase BKN Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BKN’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of BKN’s common shares. BKN may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BKN may invest in certain tax-exempt securities classified as PABs (in general, bonds that benefit non-governmental entities) that may subject certain investors in BKN to an alternative minimum tax. The percentage of BKN’s total assets invested in PABs will vary from time to time. BKN expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from BKN with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of BKN’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. BKN’s portfolio at any given time may include long- term and intermediate-term BKN Municipal Bonds.

BKN’s stated expectation is that it will invest in BKN Municipal Bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated BKN Municipal Bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued BKN Municipal Bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BKN’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. BKN Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of BKN Municipal Bonds of the market sector for reasons that do not apply to the particular BKN Municipal Bonds that are considered undervalued. BKN’s investment in underrated or undervalued BKN Municipal Bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BKN will generally result in capital gain distributions subject to federal capital gains taxation.

BKN ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BKN may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of BKN Municipal Bonds for investment by BKN.

Description of BKN Municipal Bonds

See “The Acquiring Fund’s Investments – Description of MQY Municipal Bonds” for additional information regarding the types of municipal bonds in which BKN invests.

Strategic Transactions and Other Management Techniques

BKN may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to BKN’s investment restrictions. While BKN’s use of Strategic Transactions is intended to reduce the volatility of the NAV of BKN’s common shares, the NAV of BKN’s common shares will fluctuate. No assurance can be given that BKN’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of BKN to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject BKN to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, BKN’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to BKN’s portfolio. BKN is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require BKN to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation BKN can realize on an investment or may cause BKN to hold a security that it might otherwise sell. Furthermore, BKN may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

For so long as the VMTP Shares are rated by a rating agency, BKN’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VMTP Shares from one or more rating agencies, BKN may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of BKN to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. BKN may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. BKN may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect BKN’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect BKN against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. BKN is authorized to write (i.e., sell) covered call options with respect to BKN Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from BKN at the stated exercise price until the option expires. BKN writes only covered call options, which means that so long as BKN is obligated as the writer of a call option, it will own the underlying securities subject to the option.

BKN receives a premium from writing a call option, which increases BKN’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, BKN limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as BKN’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. BKN may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. BKN’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or Office of the Comptroller of the Currency (the “OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with BKN. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between BKN and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, BKN would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by BKN are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

BKN may engage in options and futures transactions on exchanges and options in the over-the-counter markets. BKN will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. BKN is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance BKN’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with BKN’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, BKN may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long term capital gains from certain transactions in futures or options are taxable at long term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation (i.e., by entering into an offsetting transaction). Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

BKN may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. BKN may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell municipal security index futures contracts in connection with its hedging strategies.

BKN also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and BKN Municipal Bonds in which BKN invests to make such hedging appropriate.

Futures Strategies. BKN may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of BKN’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of BKN’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of BKN’s investments that are being hedged. While BKN will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of BKN’s investments being hedged. In addition, the ability of BKN to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to BKN. Employing futures as a hedge also may permit BKN to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When BKN intends to purchase a security, BKN may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by BKN. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. BKN may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, BKN may purchase a call option on a futures contract to hedge against a market advance when BKN is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, BKN will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in BKN’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. BKN may purchase a put option on a futures contract to hedge BKN’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, BKN will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which BKN intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent BKN uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of BKN.

Interest Rate Swap Transactions. In order to seek to hedge the value of BKN against interest rate fluctuations, to hedge against increases in BKN’s costs associated with the dividend payments on any preferred shares, including the VMTP Shares, or to seek to increase BKN’s return, BKN may enter into interest rate swap transactions such as MMD Swaps or SIFMA Swaps. To the extent that BKN enters into these transactions, BKN expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities BKN anticipates purchasing at a later date. BKN may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, BKN also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase BKN’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

BKN may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, BKN exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by BKN and increase BKN’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate BKN Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

BKN may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits BKN to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, BKN can create a synthetic long or short position, allowing BKN to select the most attractive part of the yield curve. An MMD Swap is a contract between BKN and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if BKN buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to BKN equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, BKN will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by BKN, which would cause BKN to make payments to its counterparty in the transaction that could adversely affect BKN’s performance.

If there is a default by the other party to an uncleared interest rate swap transaction, generally BKN will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to BKN or that BKN would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or BKN’s clearing broker. Certain U.S. federal income tax requirements may limit BKN’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to stockholders.

Counterparty Credit Standards. To the extent that BKN engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, BKN may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, BKN will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize BKN’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require BKN to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Leverage

BKN currently leverages its assets through the use of VMTP Shares and investments in TOB Residuals. BKN currently does not intend to borrow money or issue debt securities. BKN is permitted to borrow money (including by investing in TOB Residuals) or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Although it has no present intention to do so, BKN reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with BKN’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of BKN’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of BKN’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BKN did not utilize leverage. A reduction in BKN’s NAV may cause a reduction in the market price of its shares. During periods in which BKN is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if BKN did not use leverage, because the fees paid will be calculated on the basis of BKN’s Managed Assets, which includes the proceeds from leverage. BKN’s leveraging strategy may not be successful.

Certain types of leverage BKN may use may result in BKN being subject to covenants relating to asset coverage and portfolio composition requirements. BKN may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by BKN. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing BKN’s portfolio in accordance with its investment objective and policies if BKN were to utilize leverage.

Under the 1940 Act, BKN is not permitted to issue senior securities if, immediately after the issuance of such senior securities, BKN would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, BKN is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, BKN is required to have at least two dollars of assets). The 1940 Act also provides that BKN may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of BKN.

Preferred Shares. BKN has leveraged its portfolio by issuing VMTP Shares. Under the 1940 Act, BKN is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of BKN’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of BKN’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, BKN would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of BKN’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, BKN is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, BKN will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of BKN’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. BKN currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which BKN will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BKN. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BKN may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement provided by a TOB Liquidity Provider which allows holders to tender their position at par (plus accrued interest). BKN, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. BKN contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BKN ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other registered investment companies advised by the Investment Advisor or its affiliates (“BlackRock-Advised Funds”) may contribute municipal bonds to a TOB Trust into which BKN has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BKN, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BKN generally provide BKN with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BKN may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for BKN to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BKN that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BKN (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BKN may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BKN’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BKN upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BKN) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BKN may invest in a TOB Trust on either a non-recourse or recourse basis. When BKN invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BKN invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BKN is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BKN invests in a recourse TOB Trust, BKN will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, BKN Municipal Bonds of BKN that are deposited into a TOB Trust are investments of BKN and are presented on BKN’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BKN’s Statement of Assets and Liabilities. Interest income from the underlying BKN Municipal Bonds is recorded by BKN on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BKN. In addition, under accounting rules, loans made to a TOB Trust sponsored by BKN may be presented as loans of BKN in BKN’s financial statements even if there is no recourse to BKN’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BKN to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BKN either (i) complies with the 300% asset coverage ratio with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4.

Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BKN’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations— General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility. BKN is permitted to leverage its portfolio by entering into one or more credit facilities. If BKN enters into a credit facility, BKN may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. BKN would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, BKN expects that any credit facility would contain covenants that, among other things, likely would limit BKN’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. BKN may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. BKN expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that BKN will enter into an agreement for a credit facility or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Reverse Repurchase Agreements. BKN may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by BKN with an agreement by BKN to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the 1940 Act, when BKN engages in reverse repurchase agreements and similar financing transactions, BKN may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities BKN has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by BKN in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce BKN’s obligation to repurchase the securities and BKN’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, BKN would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

BKN also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of BKN’s repurchase of the underlying security.

Derivatives. BKN may enter into derivative transactions that have leverage embedded in them. Derivative transactions that BKN may enter into and the risks associated with them are described elsewhere and are also referred to as “Strategic Transactions.” BKN cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, BKN must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings. BKN may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of BKN securities.

MYD’s Investment Objective and Policies

MYD’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. MYD seeks to achieve its investment objective by investing at least 80% of an aggregate of MYD’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“MYD Municipal Bonds”). MYD’s investments in derivatives will be counted toward MYD’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. MYD’s investment objective and its policy of investing at least 80% of an aggregate of MYD’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MYD Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MYD (as defined in 1940 Act, as amended). There can be no assurance that MYD’s investment objective will be realized.

MYD may invest in certain tax-exempt securities classified as PABs (in general, bonds that benefit nongovernmental entities) that may subject certain investors in MYD to an alternative minimum tax. The percentage of MYD’s total assets invested in PABs will vary from time to time. MYD also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in MYD Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, MYD expects to invest at least 75% of its total assets in a portfolio of long-term MYD Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MYD Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MYD Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MYD may invest.

MYD also may invest up to 25% of its total assets in MYD Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Investment Advisor to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. MYD does not intend to purchase MYD Municipal Bonds that are in default or which the Investment Advisor believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which MYD may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded MYD’s initial investment in such security. In the event that MYD disposes of a portfolio security subsequent to its being downgraded, MYD may experience a greater risk of loss than if such security had been sold prior to such downgrade.

MYD intends to invest primarily in long-term MYD Municipal Bonds with maturities of more than ten years. However, MYD also may invest in intermediate term MYD Municipal Bonds with maturities of between three years and ten years. MYD also may invest from time to time in short-term MYD Municipal Bonds with maturities of less than three years. The average maturity of MYD’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, MYD has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MYD reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MYD also may invest in VRDOs and VRDOs in the form of Participating VRDOs in variable rate tax-exempt obligations held by a financial institution. MYD’s hedging strategies are not fundamental policies and may be modified by the Board of MYD without the approval of MYD’s shareholders. MYD is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MYD may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MYD receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non- Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term MYD Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in MYD Municipal Bonds, to the extent such investments are permitted by MYD’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in MYD Municipal Bonds as well as many of the risks associated with investments in derivatives.

MYD ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, MYD may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of MYD Municipal Bonds for investment by MYD.

Description of MYD Municipal Bonds

See “The Acquiring Fund’s Investments – Description of MQY Municipal Bonds” for additional information regarding the types of municipal bonds in which MYD invests.

Strategic Transactions and Other Management Techniques

MYD may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to MYD’s investment restrictions. While MYD’s use of Strategic Transactions is intended to reduce the volatility of the NAV of MYD’s common shares, the NAV of MYD’s common shares will fluctuate. No assurance can be given that MYD’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of MYD to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject MYD to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, MYD’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to MYD’s portfolio. MYD is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require MYD to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation MYD can realize on an investment or may cause MYD to hold a security that it might otherwise sell. Furthermore, MYD may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

MYD’s investment objective and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of MYD to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of MYD’s dividends to regular federal income tax. However, under normal circumstances, MYD does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. MYD may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. MYD may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect MYD’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect MYD against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. MYD is authorized to write (i.e., sell) covered call options with respect to MYD Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from MYD at the stated exercise price until the option expires. MYD writes only covered call options, which means that so long as MYD is obligated as the writer of a call option, it will own the underlying securities subject to the option.

MYD receives a premium from writing a call option, which increases MYD’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, MYD limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as MYD’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. MYD may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. MYD’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with MYD. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between MYD and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, MYD would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by MYD are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

MYD may engage in options and futures transactions on exchanges and options in the over-the-counter markets. MYD will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. MYD is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MYD’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MYD’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MYD may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MYD may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association Certificates and three-month U.S. Treasury bills. MYD may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

MYD also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and MYD Municipal Bonds in which MYD invests to make such hedging appropriate.

Futures Strategies. MYD may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MYD’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of MYD’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MYD’s investments that are being hedged. While MYD will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of MYD’s investments being hedged. In addition, the ability of MYD to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to MYD. Employing futures as a hedge also may permit MYD to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MYD intends to purchase a security, MYD may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by MYD. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MYD may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, MYD may purchase a call option on a futures contract to hedge against a market advance when MYD is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MYD will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MYD’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MYD may purchase a put option on a futures contract to hedge MYD’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MYD will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which MYD intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent MYD uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of MYD.

Interest Rate Transactions. MYD may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. MYD expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MYD anticipates purchasing at a later date. MYD will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. MYD may not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by MYD with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

MYD may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with MYD receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. MYD will accrue the net amount of the excess, if any, of MYD’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, MYD will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

MYD may enter into interest rate swap transactions such as MMD Swaps or SIFMA Swaps. To the extent that MYD enters into these transactions, MYD expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MYD anticipates purchasing at a later date. MYD may enter into these transactions primarily as a hedge or for duration or risk management rather than as a speculative investment. However, MYD also may invest in MMD Swaps and SIFMA Swaps to seek to enhance return or gain or to increase MYD’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short-term and long-term interest rates).

MYD may purchase and sell SIFMA Swaps in the SIFMA swap market. In a SIFMA Swap, MYD exchanges with another party their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments linked to the SIFMA Municipal Swap Index). Because the underlying index is a tax-exempt index, SIFMA Swaps may reduce cross-market risks incurred by MYD and increase MYD’s ability to hedge effectively. SIFMA Swaps are typically quoted for the entire yield curve, beginning with a seven day floating rate index out to 30 years. The duration of a SIFMA Swap is approximately equal to the duration of a fixed-rate MYD Municipal Bond with the same attributes as the swap (e.g., coupon, maturity, call feature).

MYD may also purchase and sell MMD Swaps, also known as MMD rate locks. An MMD Swap permits MYD to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Swap, MYD can create a synthetic long or short position, allowing MYD to select the most attractive part of the yield curve. An MMD Swap is a contract between MYD and an MMD Swap provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MYD buys an MMD Swap and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MYD equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MYD will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract.

In connection with investments in SIFMA and MMD Swaps, there is a risk that municipal yields will move in the opposite direction than anticipated by MYD, which would cause MYD to make payments to its counterparty in the transaction that could adversely affect MYD’s performance.

MYD has no obligation to enter into SIFMA Swaps or MMD Swaps and may elect not to do so. The net amount of the excess, if any, of MYD’s obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and MYD will segregate or designate on its books and records liquid assets having an aggregate NAV at least equal to the accrued excess.

If there is a default by the other party to an uncleared interest rate swap transaction, generally MYD will have contractual remedies pursuant to the agreements related to the transaction. With respect to interest rate swap transactions cleared through a central clearing counterparty, a clearing organization will be substituted for the counterparty and will guarantee the parties’ performance under the swap agreement. However, there can be no assurances that the clearing organization will satisfy its obligation to MYD or that MYD would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or MYD’s clearing broker. Certain U.S. federal income tax requirements may limit MYD’s ability to engage in interest rate swaps. Distributions attributable to transactions in interest rate swaps generally will be taxable as ordinary income to shareholders.

Counterparty Credit Standards. To the extent that MYD engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, MYD may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, MYD will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize MYD’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require MYD to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Other Investment Policies

MYD has adopted certain other policies as set forth below.

Index and Inverse Securities

MYD may invest in MYD Municipal Bonds yielding a return based on a particular index of value or interest rates. Also, MYD may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates typically vary inversely with a short-term floating rate (which may be reset periodically by a dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). MYD may purchase synthetically-created inverse floating obligations evidenced by custodial or trust receipts.

Call Rights

MYD may purchase a MYD Municipal Bond issuer’s right to call all or a portion of such MYD Municipal Bond for mandatory tender for purchase (a “Call Right”). A holder of a Call Right may exercise such right to require a mandatory tender for the purchase of related MYD Municipal Bonds, subject to certain conditions. A Call Right that is not exercised prior to maturity of the related MYD Municipal Bond will expire without value. The economic effect of holding both the Call Right and the related MYD Municipal Bond is identical to holding a MYD Municipal Bond as a non-callable security. Certain investments in such obligations may be illiquid.

Repurchase Agreements

MYD may invest in securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer or an affiliate thereof, in U.S. Government securities. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MYD’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The risk to MYD is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MYD might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MYD may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and throughout the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities “sold.” Therefore, amounts earned under such agreements will not be considered tax exempt interest. The treatment of purchase and sales contracts is less certain.

Temporary Investments

MYD may invest in short-term tax-exempt and taxable securities subject to the limitations set forth above. The tax-exempt money market securities may include municipal notes, municipal commercial paper, MYD Municipal Bonds with a remaining maturity of less than one year, variable rate demand notes and participations therein. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and grant anticipation notes. Anticipation notes are sold as interim financing in anticipation of tax collection, bond sales, government grants or revenue receipts. Municipal commercial paper refers to short-term unsecured promissory notes generally issued to finance short-term credit needs. The taxable money market securities in which MYD may invest as Temporary Investments consist of U.S. Government securities, U.S. Government agency securities, domestic bank or savings institution certificates of deposit and bankers’ acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These Temporary Investments must have a stated maturity not in excess of one year from the date of purchase. MYD may not invest in any security issued by a commercial bank or a savings institution unless the bank or institution is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), except that up to 10% of total assets may be invested in certificates of deposit of smaller institutions if such certificates are fully insured by the FDIC.

Short-term taxable fixed income investments include, without limitation, the following:

(1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MYD may not be fully insured by the Federal Deposit Insurance Corporation.

(3) Repurchase agreements, which involve purchases of debt securities. At the time MYD purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MYD during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MYD to invest temporarily available cash. MYD may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MYD may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MYD is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that MYD is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MYD could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MYD. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MYD to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MYD and a corporation. There is no secondary market for such notes. However, they are redeemable by MYD at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MYD’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Short-term tax-exempt fixed income securities are securities that are exempt from regular federal income tax and mature within three years or less from the date of issuance. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MYD may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Leverage

MYD currently leverages its assets through the use of preferred shares and residual interest municipal TOBs. MYD currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, MYD reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with MYD’s investment objective and policies. MYD is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MYD is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of MYD’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of MYD’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if MYD did not utilize leverage. A reduction in MYD’s NAV may cause a reduction in the market price of its shares. During periods in which MYD is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if MYD did not use leverage, because the fees paid will be calculated on the basis of MYD’s Net Assets, which includes the proceeds from leverage. MYD’s leveraging strategy may not be successful.

Certain types of leverage MYD may use may result in MYD being subject to covenants relating to asset coverage and portfolio composition requirements. MYD may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by MYD. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing MYD’s portfolio in accordance with its investment objective and policies if MYD were to utilize leverage.

Under the 1940 Act, MYD is not permitted to issue senior securities if, immediately after the issuance of such senior securities, MYD would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, MYD is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, MYD is required to have at least two dollars of assets). The 1940 Act also provides that MYD may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of MYD.

Preferred Shares. MYD has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, MYD is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of MYD’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of MYD’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, MYD would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of MYD’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, MYD is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, MYD will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of MYD’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. MYD currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MYD will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB

Residuals held by MYD. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. MYD may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). MYD, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. MYD contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MYD ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which MYD has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MYD, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MYD generally provide MYD with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MYD may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for MYD to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MYD that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MYD (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MYD may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MYD’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MYD upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MYD) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, MYD as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MYD may invest in a TOB Trust on either a non-recourse or recourse basis. When MYD invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MYD invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MYD is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MYD invests in a recourse TOB Trust, MYD will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, MYD Municipal Bonds of MYD that are deposited into a TOB Trust are investments of MYD and are presented on MYD’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MYD’s Statement of Assets and Liabilities. Interest income from the underlying MYD Municipal Bonds is recorded by MYD on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MYD. In addition, under accounting rules, loans made to a TOB Trust sponsored by MYD may be presented as loans of MYD in MYD’s financial statements even if there is no recourse to MYD’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits MYD to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that MYD either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MYD’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility. MYD is permitted to leverage its portfolio by entering into one or more credit facilities. If MYD enters into a credit facility, MYD may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. MYD would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, MYD expects that any credit facility would contain covenants that, among other things, likely would limit MYD’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. MYD may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. MYD expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that MYD will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives. MYD may enter into derivative transactions that have leverage embedded in them. Derivative transactions that MYD may enter into and the risks associated with them are described elsewhere and are also referred to as “Strategic Transactions.” MYD cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, MYD must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings. MYD may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of MYD securities.

MQT’s Investment Objective and Policies

MQT’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. MQT’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MQT’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“MQT Municipal Bonds”). Under normal circumstances, MQT will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MQT’s investments in derivatives will be counted toward MQT’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. There can be no assurance that MQT’s investment objective will be realized.

“Investment grade” securities are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch (currently AAA, AA, A and BBB), or are considered by the Investment Advisor to be of comparable quality. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, P-1 through P-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and P-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MQT Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MQT Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. Insurance is expected to protect MQT against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MQT or its stockholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MQT may invest.

MQT may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Investment Advisor to be of comparable quality, at the time of purchase, subject to MQT’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

MQT’s investment objective and its policy of investing at least 80% of an aggregate of MQT’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in MQT Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the VMTP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

MQT’s credit quality policies apply only at the time a security is purchased, and MQT is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that MQT disposes of a portfolio security subsequent to its being downgraded, MQT may experience a greater risk of loss than if such security had been sold prior to such downgrade.

MQT may also purchase MQT Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce MQT’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. MQT may purchase insured bonds and may purchase insurance for bonds in its portfolio.

MQT may invest in certain tax-exempt securities classified as PABs (in general, bonds that benefit non-governmental entities) that may subject certain investors in MQT to an alternative minimum tax. The percentage of MQT’s total assets invested in PABs will vary from time to time. MQT has not established any limit on the percentage of its portfolio that may be invested in MQT Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and MQT expects that a portion of the income it produces will be includable in alternative minimum taxable income.

MQT also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in MQT Municipal Bonds whose issuers are located in the same state.

The average maturity of MQT’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MQT’s portfolio at any given time may include both long-term, intermediate-term and short-term MQT Municipal Bonds.

MQT’s stated expectation is that it will invest in MQT Municipal Bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated MQT Municipal Bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued MQT Municipal Bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for MQT’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. MQT Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of MQT Municipal Bonds of the market sector for reasons that do not apply to the particular MQT Municipal Bonds that are considered undervalued. MQT’s investment in underrated or undervalued MQT Municipal Bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by MQT will generally result in capital gain distributions subject to federal capital gains taxation.

MQT ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, MQT may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of MQT Municipal Bonds for investment by MQT.

Description of MQT Municipal Bonds

See “The Acquiring Fund’s Investments – Description of MQY Municipal Bonds” for additional information regarding the types of municipal bonds in which MQT invests.

Temporary Investments

During temporary defensive periods (e.g., times when, in Investment Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term MQT Municipal Bonds are available), and in order to keep cash on hand fully invested, MQT may invest up to 100% of its total assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in MQT Municipal Bonds of the type in which MQT may invest directly. MQT intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. MQT’s stated expectation is that it will invest only in taxable temporary investments which are U.S. government securities and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of MQT may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Repurchase Agreements.” To the extent MQT invests in Temporary Investments, MQT will not at such times be in a position to achieve its investment objective of tax-exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1)  U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government- sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by MQT may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time MQT purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for MQT during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for MQT to invest temporarily available cash. MQT may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which MQT may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to MQT is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that MQT is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, MQT could incur a loss of both principal and interest. The Investment Advisor monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Investment Advisor does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to MQT. If the seller were to be subject to a federal bankruptcy proceeding, the ability of MQT to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between MQT and a corporation. There is no secondary market for such notes. However, they are redeemable by MQT at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because MQT’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. MQT’s stated expectation is that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such MQT Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (“BANs”) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (“TANs’”) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (“RANs”) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (“municipal paper”) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent MQTs are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

VRDOs are tax-exempt obligations that contain a floating or variable interest rate adjustment formula and right of demand on the part of the holder thereof to receive payment of the unpaid principal balance plus accrued interest upon a short notice period not to exceed seven days. There is, however, the possibility that because of default or insolvency the demand feature of VRDOs may not be honored. The interest rates are adjustable at intervals (ranging from daily to up to one year) to some prevailing market rate for similar investments, such adjustment formula being calculated to maintain the market value of the VRDOs, at approximately the par value of the VRDOs on the adjustment date. The adjustments typically are based upon SIFMA or some other appropriate interest rate adjustment index. MQT may invest in all types of tax-exempt instruments currently outstanding or to be issued in the future which satisfy its short-term maturity and quality standards. VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

Certain MQT Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and MQT may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

MQT’s investment policies provide that the Temporary Investments and VRDOs in which MQT may invest will be in the following rating categories at the time of purchase: MIG-1/VMIG-1 through MIG- 3/VMIG-3 for notes and VRDOs and Prime-1 through Prime-3 for commercial paper (as determined by Moody’s), SP-1 through SP-2 for notes and A-1 through A-3 for VRDOs and commercial paper (as determined by S&P), or F- 1 through F-3 for notes, VRDOs and commercial paper (as determined by Fitch). Temporary Investments, if not rated, must be of comparable quality in the opinion of the Investment Advisor. In addition, MQT reserves the right to invest temporarily a greater portion of its assets in Temporary Investments for defensive purposes, when, in the judgment of the Investment Advisor, market conditions warrant.

Strategic Transactions and Other Management Techniques

MQT may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management purposes, subject to MQT’s investment restrictions. While MQT’s use of Strategic Transactions is intended to reduce the volatility of the NAV of MQT’s common shares, the NAV of MQT’s common shares will fluctuate. No assurance can be given that MQT’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of MQT to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject MQT to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, MQT’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to MQT’s portfolio. MQT is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require MQT to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation MQT can realize on an investment or may cause MQT to hold a security that it might otherwise sell. Furthermore, MQT may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

MQT’s investment objectives and the requirements of Subchapter M of the Code for qualification as a regulated investment company may restrict or affect the ability of MQT to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences, such as subjecting a portion of MQT’s dividends to regular federal income tax. However, under normal circumstances, MQT does not intend to use Strategic Transactions that give rise to taxable income.

Put and Call Options on Securities and Indices. MQT may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. MQT may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect MQT’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect MQT against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. MQT is authorized to write (i.e., sell) covered call options with respect to municipal securities it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from MQT at the stated exercise price until the option expires. MQT writes only covered call options, which means that so long as MQT is obligated as the writer of a call option, it will own the underlying securities subject to the option.

MQT receives a premium from writing a call option, which increases MQT’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, MQT limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as MQT’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. MQT may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. MQT’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or the Office of the Comptroller of the Currency (the “OCC”) to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with MQT. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between MQT and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, MQT would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by MQT are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

MQT may engage in options and futures transactions on exchanges and options in the over-the-counter markets. MQT will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. MQT is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MQT’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MQT’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MQT may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index-based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MQT may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. MQT may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell municipal security index futures contracts in connection with its hedging strategies.

MQT also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the municipal securities in which MQT invests to make such hedging appropriate.

Futures Strategies. MQT may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MQT’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of MQT’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MQT’s investments that are being hedged. While MQT will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of MQT’s investments being hedged. In addition, the ability of MQT to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to MQT. Employing futures as a hedge also may permit MQT to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MQT intends to purchase a security, MQT may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by MQT. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MQT may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, MQT may purchase a call option on a futures contract to hedge against a market advance when MQT is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MQT will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MQT’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MQT may purchase a put option on a futures contract to hedge MQT’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MQT will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which MQT intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC Derivatives, or (ii) markets itself as providing investment exposure to such instruments. To the extent MQT uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the CEA pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of MQT.

Interest Rate Transactions. MQT may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. MQT expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities MQT anticipates purchasing at a later date. MQT will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. MQT may not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by MQT with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

MQT may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with MQT receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. MQT will accrue the net amount of the excess, if any, of MQT’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, MQT will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

Credit Default Swap Agreements. MQT may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by MQT. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. MQT may be either the buyer or seller in the transaction. If MQT is a buyer and no credit event occurs, MQT may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, MQT generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, MQT would effectively add leverage to its portfolio because, in addition to its total net assets, MQT would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if MQT had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. MQT will enter into credit default swap agreements only with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.

Municipal Market Data Rate Locks. MQT may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits MQT to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MQT will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between MQT and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if MQT buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to MQT equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, MQT will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by MQT. MQT may not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Counterparty Credit Standards. To the extent that MQT engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase agreements and the purchase and sale of bonds and other fixed-income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, MQT may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, MQT will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize MQT’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic Transactions may require MQT to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

Restricted and Illiquid Securities. Certain of MQT’s investments may be illiquid. Illiquid securities are securities which cannot be sold within seven days in the ordinary course of business at approximately the value used by MQT in determining its NAV. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Repurchase Agreements. As temporary investments, MQT may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during MQT’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. MQT may only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. The risk to MQT is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but MQT might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by MQT may be delayed or limited. The Investment Advisor will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, the Investment Advisor will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Securities Lending. MQT may lend portfolio securities to certain borrowers determined to be creditworthy by the Investment Advisor, including to borrowers affiliated with the Investment Advisor. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan will be made on behalf of MQT if, as a result, the aggregate value of all securities loans of MQT exceeds one-third of the value of MQT’s total assets (including the value of the collateral received). MQT may terminate a loan at any time and obtain the return of the securities loaned. MQT receives the value of any interest or cash or non- cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower may be entitled to receive a fee based on the amount of cash collateral. MQT is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, MQT is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral received by MQT for such loans, and uninvested cash, may be invested, among other things, in a private investment company managed by an affiliate of the Investment Advisor or in registered money market funds advised by the Investment Advisor or their affiliates; such investments are subject to investment risk.

MQT conducts its securities lending pursuant to an exemptive order from the SEC permitting it to lend portfolio securities to borrowers affiliated with MQT and to retain an affiliate of MQT as lending agent. To the extent that MQT engages in securities lending, BlackRock Investment Management, LLC (“BIM”), an affiliate of the Investment Advisor, acts as securities lending agent for MQT, subject to the overall supervision of the Investment Advisor. BIM administers the lending program in accordance with guidelines approved by the Board.

To the extent that MQT engages in securities lending, MQT retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment expenses as defined below), and any fees or other payments to and from borrowers of securities. As securities lending agent, BIM bears all operational costs directly related to securities lending. MQT is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Investment Advisor or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. In addition, in accordance with the exemptive order, the investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by MQT. Such shares also will not be subject to a sales load, distribution fee or service fee. If the private investment company’s weekly liquid assets fall below 30% of its total assets, BIM, as managing member of the private investment company, is permitted at any time, if it determines it to be in the best interests of the private investment company, to impose a liquidity fee of up to 2% of the value of units withdrawn or impose a redemption gate that temporarily suspends the right of withdrawal out of the private investment company. In addition, if the private investment company’s weekly liquid assets fall below 10% of its total assets at the end of any business day, the private investment company will impose a liquidity fee in the default amount of 1% of the amount withdrawn, generally effective as of the next business day, unless BIM determines that a higher (not to exceed 2%) or lower fee level or not imposing a liquidity fee is in the best interests of the private investment company. The shares of the private investment company purchased by MQT would be subject to any such liquidity fee or redemption gate imposed.

Under the securities lending program, MQT is categorized into a specific asset class. The determination of MQT’s asset class category (fixed income, domestic equity, international equity, or fund of funds), each of which may be subject to a different fee arrangement, is based on a methodology agreed to between MQT and BIM.

Pursuant to the current securities lending agreement: (i) if MQT were to engage in securities lending, MQT retains 82% of securities lending income (which excludes collateral investment expenses), and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, MQT, pursuant to the current securities lending agreement, will receive for the remainder of that calendar year securities lending income as follows: (i) if MQT were to engage in securities lending, 85% of securities lending income (which excludes collateral investment expenses); and (ii) this amount can never be less than 70% of the sum of securities lending income plus collateral investment expenses.

Leverage

MQT currently leverages its assets through the use of VMTP Shares and investments in TOB Residuals. MQT currently does not intend to borrow money or issue debt securities. MQT is permitted to borrow money (including by investing in TOB Residuals) or issue debt securities in an amount up to 33 1/3% of its Managed Assets (50% of its net assets), issue preferred shares in an amount up to 50% of its Managed Assets (100% of its net assets) and enter into derivative instruments with leverage embedded in them in a limited manner or subject to a limit on leverage risk calculated based on value-at-risk, as required by Rule 18f-4 under the 1940 Act. Although it has no present intention to do so, MQT reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with MQT’s investment objective and policies.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of MQT’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of MQT’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if MQT did not utilize leverage. A reduction in MQT’s NAV may cause a reduction in the market price of its shares. During periods in which MQT is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if MQT did not use leverage, because the fees paid will be calculated on the basis of MQT’s net assets, which includes the proceeds from leverage. MQT’s leveraging strategy may not be successful.

Certain types of leverage MQT may use may result in MQT being subject to covenants relating to asset coverage and portfolio composition requirements. MQT may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by MQT. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing MQT’s portfolio in accordance with its investment objective and policies if MQT were to utilize leverage.

Under the 1940 Act, MQT is not permitted to issue senior securities if, immediately after the issuance of such senior securities, MQT would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, MQT is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, MQT is required to have at least two dollars of assets). The 1940 Act also provides that MQT may not declare distributions, or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed, and (iii) not in excess of 5% of the total assets of MQT.

Preferred Shares. MQT has leveraged its portfolio by issuing VMTP Shares. Under the 1940 Act, MQT is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of MQT’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of MQT’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, MQT would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of MQT’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, MQT is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax- exempt income, MQT will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders, but would increase the portion of the dividend that is tax- exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of MQT’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. MQT currently leverages its assets through the use of TOB Residuals, which are derivative interests in MQT Municipal Bonds. The TOB Residuals in which MQT will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MQT. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate MQT Municipal Bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding MQT Municipal Bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to MQT(s) that transferred MQT Municipal Bonds to the TOB Trust. MQT may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the MQT Municipal Bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). MQT, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. MQT contributes MQT Municipal Bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional MQT Municipal Bonds or other investments permitted by its investment policies. If MQT ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the MQT Municipal Bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute MQT Municipal Bonds to a TOB Trust into which MQT has contributed MQT Municipal Bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among MQTs ratably in proportion to their participation in the TOB Trust.

The MQT Municipal Bonds transferred to a TOB Trust typically are high grade MQT Municipal Bonds. In certain cases, when MQT Municipal Bonds transferred are lower grade MQT Municipal Bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MQT, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MQT generally provide MQT with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MQT may withdraw a corresponding share of the MQT Municipal Bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for MQT to the entire return of the MQT Municipal Bonds in the TOB Trust, with a net cash investment by MQT that is less than the value of the MQT Municipal Bonds in the TOB Trust. This multiplies the positive or negative impact of the MQT Municipal Bonds’ return within MQT (thereby creating leverage). The leverage within a TOB Trust depends on the value of the MQT Municipal Bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MQT may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the MQT Municipal Bonds owned by the TOB Trust.

The leverage attributable to MQT’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MQT upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MQT) whereas in other termination events, the TOB Floater and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, MQT as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MQT may invest in a TOB Trust on either a non-recourse or recourse basis. When MQT invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the MQT Municipal Bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MQT invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MQT is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MQT invests in a recourse TOB Trust, MQT will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, municipal securities of MQT that are deposited into a TOB Trust are investments of MQT and are presented on MQT’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MQT’s Statement of Assets and Liabilities. Interest income from the underlying municipal securities is recorded by MQT on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MQT. In addition, under accounting rules, loans made to a TOB Trust sponsored by MQT may be presented as loans of MQT in MQT’s financial statements even if there is no recourse to MQT’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for MQT Municipal Bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying MQT Municipal Bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits MQT to enter into TOB Trust transactions, reverse repurchase agreements and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that MQT either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MQT’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Reverse Repurchase Agreements. MQT may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by MQT with an agreement by MQT to repurchase the securities at an agreed upon price, date and interest payment. In accordance with Rule 18f-4 under the 1940 Act, when MQT engages in reverse repurchase agreements and similar financing transactions, MQT may either (i) maintain asset coverage of at least 300% with respect to such transactions and any other borrowings in the aggregate, or (ii) treat such transactions as “derivatives transactions” and comply with Rule 18f-4 with respect to such transactions. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities MQT has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by MQT in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce MQT’s obligation to repurchase the securities and MQT’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, MQT would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

MQT also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of MQT’s repurchase of the underlying security.

Borrowings. MQT is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that MQT is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock. Borrowings by MQT (commonly known, as with the issuance of preferred stock, as “leveraging”) create an opportunity for greater total return since, for example, MQT will not be required to sell portfolio securities to repurchase or redeem shares but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

BHV’s Investment Objective and Policies

BHV’s investment objective is to provide current income exempt from regular U.S. federal income tax and Virginia personal income taxes. As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular federal income tax and Virginia personal income tax. For the purposes of the foregoing policy, “Managed Assets” are BHV’s net assets plus the amount of borrowings for investment purposes. BHV’s investments in derivatives will be counted toward BHV’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. BHV cannot change its investment objective or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding Common Shares and the outstanding Preferred Shares, including the VRDP Shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VRDP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

Under normal market conditions, BHV invests at least 80% of its Managed Assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s, S&P or Fitch) or are unrated but judged to be of comparable quality by the Investment Advisor. Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade municipal bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F- 1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A- 1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

BHV may invest up to 20% of its Managed Assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Investment Advisor. Securities rated Ba/BB or below are commonly referred to as “high yield” or “junk” bonds and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which BHV may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded BHV’s initial investment in such security. In determining whether to retain or sell a security that a rating agency has downgraded, the Investment Advisor may consider such factors as the Investment Advisor’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that BHV disposes of a portfolio security subsequent to its being downgraded, BHV may experience a greater risk of loss than if such security had been sold prior to such downgrade.

Subject to BHV’s policy, under normal market conditions, of investing at least 80% of its Managed Assets in municipal bonds, the interest from which is exempt from Virginia personal income tax, BHV may invest in securities that pay interest that is not exempt from Virginia personal income tax when, in the judgment of the Investment Advisor, the return to the shareholders after payment of applicable Virginia personal income tax would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from Virginia personal income tax.

BHV may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which BHV may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, BHV may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce BHV’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. BHV may purchase insured bonds and may purchase insurance for bonds in its portfolio.

BHV may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in BHV to an alternative minimum tax. The percentage of BHV’s total assets invested in PABs will vary from time to time. BHV has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the federal alternative minimum tax provisions of federal tax law, and BHV expects that a portion of the income it produces will be includable in alternative minimum taxable income. VRDP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VRDP Shares. The suitability of an investment in VRDP Shares will depend upon a comparison of the after-tax yield likely to be provided from BHV with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of BHV’s portfolio securities will vary based upon the Investment Advisor’s assessment of economic and market conditions. BHV’s portfolio at any given time may include both long- term and intermediate-term municipal bonds.

BHV’s stated expectation is that it will invest in municipal bonds that, in the Investment Advisor’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Investment Advisor, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Investment Advisor, are worth more than the value assigned to them in the marketplace. The Investment Advisor may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Investment Advisor may purchase those bonds for BHV’s portfolio because they represent a market sector or issuer that the Investment Advisor considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. BHV’s investment in underrated or undervalued municipal bonds will be based on the Investment Advisor’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by BHV will generally result in capital gain distributions subject to federal capital gains taxation.

BHV ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, BHV may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a U.S. federal income tax exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by BHV.

Description of BHV Municipal Bonds

See “The Acquiring Fund’s Investments – Description of MQY Municipal Bonds” for additional information regarding the types of municipal bonds in which BHV invests.

Temporary Investments

During temporary defensive periods (e.g., times when, in Advisor’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal bonds are available), and in order to keep cash on hand fully invested, BHV may invest up to 100% of its net assets in liquid, short-term investments including high quality, short-term securities which may be either tax-exempt or taxable and securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the type in which BHV may invest directly. BHV intends to invest in taxable short-term investments only in the event that suitable tax-exempt temporary investments are not available at reasonable prices and yields. BHV’s investment policies provide that it will invest only in taxable temporary investments which are U.S. government securities or securities rated within the highest grade by Moody’s, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest (such short-term obligations being referred to herein as “Temporary Investments”). Temporary Investments of BHV may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements. See “Repurchase Agreements.” To the extent BHV invests in Temporary Investments, BHV will not at such times be in a position to achieve its investment objective of tax- exempt income.

Short-term taxable fixed income investments include, without limitation, the following:

(1)  U.S. Government Securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government Securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)  Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Certificates of deposit purchased by BHV may not be fully insured by the Federal Deposit Insurance Corporation.

(3)  Repurchase agreements, which involve purchases of debt securities. At the time BHV purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for BHV during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for BHV to invest temporarily available cash. BHV may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers’ acceptances in which BHV may invest. BHV expects to enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of the Investment Advisor, present minimal credit risk. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to BHV is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that BHV is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, BHV could incur a loss of both principal and interest. If the seller were to be subject to a federal bankruptcy proceeding, the ability of BHV to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4)  Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between BHV and a corporation. There is no secondary market for such notes. However, they are redeemable by BHV at any time. The Investment Advisor will consider the financial condition of the corporation (e.g., earning power, cash flow and other liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because BHV’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. BHV’s investment policies provide that its investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Tax-exempt temporary investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such municipal bonds maturing in three years or less from the date of issuance) and municipal commercial paper. Short-term tax-exempt fixed income securities include, without limitation, the following:

Bond Anticipation Notes (‘‘BANs’’) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (‘‘TANs’’) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (‘‘RANs’’) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (‘‘municipal paper’’) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent BHVs are available therefrom. Maturities on municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market indices.

While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and BHV may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Strategic Transactions and Other Management Techniques

BHV may use a variety of other investment management techniques and instruments. BHV may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange- listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, “Strategic Transactions”). These Strategic Transactions may be used for duration management and other risk management to attempt to protect against possible changes in the market value of BHV’s portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect BHV’s unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to establish a position in the securities markets as a temporary substitute for purchasing particular securities and to enhance income or gain. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The Strategic Transactions are described below. The ability of BHV to use them successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Inasmuch as any obligations of BHV that arise from the use of Strategic Transactions will be covered by segregated liquid high grade assets or designating such assets on its books and records or offsetting transactions, BHV and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. Appendix E contains further information about the characteristics, risks and possible benefits of Strategic Transactions and BHV’s other policies and limitations (which are not fundamental policies) relating to investment in futures contracts and options. Certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) may restrict or affect the ability of BHV to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Interest Rate Transactions. BHV may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. BHV expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities BHV anticipates purchasing at a later date. BHV will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. BHV’s investment policies provide that it will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by BHV with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

BHV may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with BHV receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. BHV will accrue the net amount of the excess, if any, of BHV’s obligations over its entitlements with respect to each interest rate swap on a daily basis and will designate on its books and records or segregate with a custodian an amount of cash or liquid high grade securities having an aggregate net asset value at all times at least equal to the accrued excess. BHV’s investment policies provide that it will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized statistical rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, BHV may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swap Agreements. BHV may enter into credit default swap agreements for hedging purposes or to seek to increase its return. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by BHV. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract, provided that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount (the difference between the market value of the reference obligation and its par value), if the swap is cash settled. BHV may be either the buyer or seller in the transaction. If BHV is a buyer and no credit event occurs, BHV may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, BHV generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six (6) months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As the seller, BHV would effectively add leverage to its portfolio because, in addition to its total net assets, BHV would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if BHV had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A seller of a credit default swap or similar instrument is exposed to many of the same risks of leverage since, if a credit event occurs, the seller may be required to pay the buyer the full notional value of the contract net of any amounts owed by the buyer related to its delivery of deliverable obligations.

Futures Contracts and Options on Futures Contracts. BHV may also enter into contracts for the purchase or sale for future delivery (“futures contracts”) of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. BHV will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes. However, BHV is also permitted to enter into such transactions for non-hedging purposes to enhance income or gain, in accordance with the rules and regulations of the CFTC, which currently provide that no such transaction may be entered into if at such time more than 5% of BHV’s net assets would be posted as initial margin and premiums with respect to such non-hedging transactions.

Calls on Securities Indices and Futures Contracts. BHV may sell or purchase call options (“calls”) on municipal bonds and indices based upon the prices of future contracts and debt securities that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by BHV must be “covered” as long as the call is outstanding (i.e., BHV must own the securities or futures contract subject to the call or other securities acceptable for applicable escrow requirements). A call sold by BHV exposes BHV during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require BHV to hold a security of futures contract which it might otherwise have sold. The purchase of a call gives BHV the right to buy a security, futures contract or index at a fixed price. Calls on futures on municipal bonds must also be covered by deliverable securities or the futures contract or by liquid high grade debt securities segregated to satisfy BHV’s obligations pursuant to such instruments.

Puts on Securities, Indices and Futures Contracts. BHV may purchase put options (“puts”) that relate to municipal bonds (whether or not it holds such securities in its portfolio), indices or futures contracts. BHV may also sell puts on municipal bonds, indices or futures contracts on such securities if BHV’s contingent obligations on such puts are secured by segregated assets consisting of cash or liquid high grade debt securities having a value not less than the exercise price. BHV’s investment policies provide that it will not sell puts if, as a result, more than 50% of BHV’s total assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that BHV may be required to buy the underlying security at a price higher than the current market price.

Municipal Market Data Rate Locks. BHV may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits BHV to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. BHV will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between BHV and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if BHV buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to BHV equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, BHV will make a payment to the counterparty equal to the actual level minus the specified level multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite of the direction anticipated by BHV. BHV’s investment policies provide that it will not enter into MMD Rate Locks if, as a result, more than 50% of its total assets would be required to cover its potential obligations under its hedging and other investment transactions.

Short Sales

BHV may make short sales of municipal bonds. A short sale is a transaction in which BHV sells a security it does not own in anticipation that the market price of that security will decline. BHV may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

When BHV makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. BHV may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

BHV’s obligation to replace the borrowed security are required to be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. BHV will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by BHV on such security, BHV may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

If the price of the security sold short increases between the time of the short sale and the time BHV replaces the borrowed security, BHV will incur a loss; conversely, if the price declines, BHV will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although BHV’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Restricted and Illiquid Securities

Certain of BHV’s investments may be illiquid. Illiquid securities are subject to legal or contractual restrictions on disposition or lack of an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Reverse Repurchase Agreements

BHV may enter into reverse repurchase agreements with respect to its portfolio investments subject to the investment restrictions set forth herein. Reverse repurchase agreements involve the sale of securities held by BHV with an agreement by BHV to repurchase the securities at an agreed upon price, date and interest payment. At the time BHV enters into a reverse repurchase agreement, it expects to designate on its books and records or segregate with its custodian liquid instruments having a value not less than the repurchase price (including accrued interest). If BHV establishes and maintains such a segregated account, a reverse repurchase agreement will not be considered a borrowing by BHV; however, under certain circumstances in which BHV does not establish and maintain such a segregated account, such reverse repurchase agreement will be considered a borrowing for the purpose of BHV’s limitation on borrowings. The use by BHV of reverse repurchase agreements involves many of the same risks of leverage since the proceeds derived from such reverse repurchase agreements may be invested in additional securities. Reverse repurchase agreements involve the risk that the market value of the securities acquired in connection with the reverse repurchase agreement may decline below the price of the securities BHV has sold but is obligated to repurchase. Also, reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by BHV in connection with the reverse repurchase agreement may decline in price.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce BHV’s obligation to repurchase the securities, and BHV’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, BHV would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

Leverage

BHV currently leverages its assets through the use of VRDP shares and residual interest municipal TOBs. BHV currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, BHV reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities. Any such leveraging will not be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with BHV’s investment objective and policies. BHV is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that BHV is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

The use of leverage can create risks. When leverage is employed, the NAV and market price of the common shares and the yield to holders of common shares will be more volatile than if leverage were not used. Changes in the value of BHV’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common shares. If there is a net decrease or increase in the value of BHV’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV per common share to a greater extent than if BHV did not utilize leverage. A reduction in BHV’s NAV may cause a reduction in the market price of its shares. During periods in which BHV is using leverage, the fee paid to the Investment Advisor for advisory services will be higher than if BHV did not use leverage, because the fees paid will be calculated on the basis of BHV’s Net Assets, which includes the proceeds from leverage. BHV’s leveraging strategy may not be successful.

Certain types of leverage BHV may use may result in BHV being subject to covenants relating to asset coverage and portfolio composition requirements. BHV may be subject to certain restrictions on investments imposed by one or more lenders or by guidelines of one or more rating agencies, which may issue ratings for any short-term debt securities or preferred shares issued by BHV. The terms of any borrowings or rating agency guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Investment Advisor does not believe that these covenants or guidelines will impede it from managing BHV’s portfolio in accordance with its investment objective and policies if BHV were to utilize leverage.

Under the 1940 Act, BHV is not permitted to issue senior securities if, immediately after the issuance of such senior securities, BHV would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, BHV is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred shares (i.e., for every dollar of preferred shares outstanding, BHV is required to have at least two dollars of assets). The 1940 Act also provides that BHV may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of BHV.

Preferred Shares. BHV has leveraged its portfolio by issuing preferred shares. Under the 1940 Act, BHV is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of BHV’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of BHV’s assets must be at least 200% of the liquidation value of its outstanding preferred shares). In addition, BHV would not be permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of BHV’s assets less liabilities other than borrowings is at least 200% of such liquidation value.

For tax purposes, BHV is currently required to allocate tax-exempt interest income, net capital gain and other taxable income, if any, between its common shares and preferred shares outstanding in proportion to total dividends paid to each class for the year in which or with respect to which tax-exempt income, the net capital gain or other taxable income is paid. If net capital gain or other taxable income is allocated to preferred shares, instead of solely tax-exempt income, BHV will likely have to pay higher total dividends to preferred shareholders or make special payments to preferred shareholders to compensate them for the increased tax liability. This would reduce the total amount of dividends paid to the common shareholders but would increase the portion of the dividend that is tax-exempt. If the increase in dividend payments or the special payments to preferred shareholders are not entirely offset by a reduction in the tax liability of, and an increase in the tax-exempt dividends received by, the common shareholders, the advantage of BHV’s leveraged structure to common shareholders will be reduced.

Tender Option Bond Transactions. BHV currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which BHV will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by BHV. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to the fund(s) that transferred municipal bonds to the TOB Trust. BHV may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from TOBs Liquidity Provider which allows holders to tender their position at par (plus accrued interest). BHV, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust after payment of TOB Trust expenses and interest on the TOB Floaters. BHV contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If BHV ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds may contribute municipal bonds to a TOB Trust into which BHV has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among the funds ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and BHV, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by BHV generally provide BHV with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, BHV may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a TOB transaction, in effect, creates exposure for BHV to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by BHV that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within BHV (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

BHV may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to BHV’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of BHV upon the occurrence of termination events, as defined in the TOB Trust agreements, including if TOB Floaters that are tendered to the TOBs Liquidity Provider cannot be remarketed. Attempts to remarket tendered securities often failed during volatile market conditions in the past. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., BHV) whereas in other termination events, the TOB Floaters and TOB Residual holders would be paid pro rata. If the proceeds upon liquidation of a TOB Trust, net of payment of fees, are less than the aggregate amount the TOB Residual and TOB Floater holders invested in the TOB Trust, BHV as a TOB Residual holder will realize a loss on its investment, particularly if the TOB Floater holders are paid before the TOB Residual holders. The risk of such a loss may be greater during volatile market conditions when it may be difficult to sell the bonds held by a TOB Trust.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non-occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

BHV may invest in a TOB Trust on either a non-recourse or recourse basis. When BHV invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If BHV invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which BHV is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if BHV invests in a recourse TOB Trust, BHV will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, BHV Municipal Bonds of BHV that are deposited into a TOB Trust are investments of BHV and are presented on BHV’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in BHV’s Statement of Assets and Liabilities. Interest income from the underlying BHV Municipal Bonds is recorded by BHV on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of BHV. In addition, under accounting rules, loans made to a TOB Trust sponsored by BHV may be presented as loans of BHV in BHV’s financial statements even if there is no recourse to BHV’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

Rule 18f-4 under the 1940 Act permits BHV to enter into TOB Trust transactions and similar financing transactions (e.g., borrowed bonds) notwithstanding the limitation on the issuance of senior securities in Section 18 of the 1940 Act, provided that BHV either (i) complies with the 300% asset coverage ratio applicable to senior securities representing indebtedness with respect to such transactions and any other borrowings in the aggregate, or (ii) treats such transactions as derivatives transactions under Rule 18f-4. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit BHV’s ability to enter into or manage TOB Trust transactions.

See “Risk Factors and Special Considerations—General Risks of Investing in the Acquiring Fund—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Credit Facility. BHV is permitted to leverage its portfolio by entering into one or more credit facilities. If BHV enters into a credit facility, BHV may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. BHV would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, BHV expects that any credit facility would contain covenants that, among other things, likely would limit BHV’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. BHV may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. BHV expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that BHV will enter into an agreement for a credit facility, or one on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, a credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares.

Derivatives. BHV may enter into derivative transactions that have leverage embedded in them. Derivative transactions that BHV may enter into and the risks associated with them are described elsewhere and are also referred to as “Strategic Transactions.” BHV cannot assure you that investments in derivative transactions that have leverage embedded in them will result in a higher return on its common shares. Under Rule 18f-4 under the 1940 Act, among other things, BHV must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.

Temporary Borrowings. BHV may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of BHV securities.

MPA’s Investment Objective and Policies

MPA’s investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and Pennsylvania income taxes as is consistent with its investment policies and prudent investment management. MPA seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of MPA’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of the State of Pennsylvania, its political subdivisions, agencies and instrumentalities and by other qualifying issuers, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) and exempt from Pennsylvania income taxes (“Pennsylvania Municipal Bonds”). MPA also may invest in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that is excludable from gross income for federal income tax purposes, in the opinion of bond counsel to the issuer, but is not excludable from gross income for Pennsylvania income tax purposes (“MPA Municipal Bonds”). Unless otherwise noted, the term “MPA Municipal Bonds” also includes Pennsylvania Municipal Bonds. Under normal circumstances, MPA will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MPA’s investments in derivatives will be counted toward MPA’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associates with such securities. In general, MPA does not intend for its investments to earn a large amount of interest income that is (i) includable in gross income for federal income tax purposes or (ii) not exempt from Pennsylvania income taxes. From time to time, MPA may realize taxable capital gains.

MPA’s investment objective and its policy of investing at least 80% of an aggregate of MPA’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowings for investment purposes, in Pennsylvania Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of MPA (as defined in the 1940 Act). There can be no assurance that MPA’s investment objective will be realized.

MPA may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in MPA to an alternative minimum tax. See “Certain U.S. Federal Income Tax Considerations.” The percentage of MPA’s total assets invested in PABs will vary from time to time.

Under normal market conditions, MPA expects to invest primarily in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest- quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG 1 through MIG 3 for Moody’s and F1+ through F3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F1+ through F3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG 3 and Prime-3 for Moody’s; and BBB and F3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of MPA Municipal Bonds with respect to the foregoing requirements, the Investment Advisor takes into account the nature of any letters of credit or similar credit enhancement to which particular MPA Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MPA may invest. Insurance is expected to protect MPA against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not protect MPA or its shareholders against losses caused by declines in a bond’s market value. If a bond’s insurer fails to fulfill its obligations or loses its credit rating, the value of the bond could drop. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Investment Advisor, to other obligations in which MPA may invest.

All percentage and ratings limitations on securities in which MPA may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded MPA’s initial investment in such security. In the event that MPA disposes of a portfolio security subsequent to its being downgraded, MPA may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of MPA’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Investment Advisor. MPA’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The net asset value of the shares of common stock of a closed-end investment company, such as MPA, which invests primarily in fixed income securities, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline. Prices of longer term securities generally fluctuate more in. response to interest rate changes than do shorter term securities. These changes in net asset value are likely to be greater in the case of a fund having a leveraged capital structure, such as MPA.

For temporary periods or to provide liquidity, MPA has the authority to invest as much as 20% of its total assets in tax- exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, MPA reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Investment Advisor, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. MPA also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. MPA’s hedging strategies, are not fundamental policies and may be modified by the Board of Trustees of MPA without the approval of MPA’s shareholders. MPA is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

MPA may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if MPA receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes and, if applicable, exempt from Pennsylvania income taxes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by MPA’s investment restrictions and applicable law.

Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

MPA ordinarily does not intend to realize significant investment income not exempt from federal and Pennsylvania income taxes. From time to time, MPA may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax- exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by MPA.

Description of MPA Municipal Bonds

See “The Acquiring Fund’s Investments – Description of MQY Municipal Bonds” for additional information regarding the types of municipal bonds in which MPA invests.

Leverage

MPA may utilize leverage to seek to enhance the yield and net asset value of its Common Shares. However, this objective cannot be achieved in all interest rate environments. MPA currently leverages its assets through the use of VRDP Shares and tender option bonds. Under the 1940 Act, MPA is permitted to issue debt up to 33 1/3% of its managed assets (50% of its net assets) or preferred equity securities up to 50% of its managed assets (100% of its net assets). MPA may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, MPA may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the VRDP Shares’ governing instruments, counterparties or by agencies rating the VRDP Shares, which may be more stringent than those imposed by the 1940 Act. Under the 1940 Act, MPA is not permitted to issue preferred shares if, immediately after such issuance, the liquidation value of MPA’s outstanding preferred shares exceeds 50% of its assets (including the proceeds from the issuance) less liabilities other than borrowings (i.e., the value of MPA’s assets must be at least 200% of the liquidation value of its outstanding preferred shares).

Derivatives. MPA may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that MPA may enter into and the risks associated with them are described elsewhere in this Offering Memorandum and are also referred to as “Strategic Transactions.” MPA cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its Common Shares.

To the extent the terms of such transactions obligate MPA to make payments, MPA may earmark or segregate cash or liquid assets in an amount at least equal to the current value of the amount then payable by MPA under the terms of such transactions or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. If the current value of the amount then payable by MPA under the terms of such transactions is represented by the notional amounts of such investments, MPA would segregate or earmark cash or liquid assets having a market value at least equal to such notional amounts, and if the current value of the amount then payable by MPA under the terms of such transactions is represented by the market value of MPA’s current obligations, MPA would segregate or earmark cash or liquid assets having a market value at least equal to such current obligations. To the extent the terms of such transactions obligate MPA to deliver particular securities to extinguish MPA’s obligations under such transactions MPA may “cover” its obligations under such transactions by either (i) owning the securities or collateral underlying such transactions or (ii) having an absolute and immediate right to acquire such securities or collateral without additional cash consideration (or, if additional cash consideration is required, having earmarked or segregated an appropriate amount of cash or liquid assets). Such earmarking, segregation or cover is intended to provide MPA with available assets to satisfy its obligations under such transactions. As a result of such earmarking, segregation or cover, MPA’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act, or considered borrowings subject to MPA’s limitations on borrowings discussed above, but may create leverage for MPA. To the extent that MPA’s obligations under such transactions are not so earmarked, segregated or covered, such obligations may be considered “senior securities representing indebtedness” under the 1940 Act and therefore subject to the 300% asset coverage requirement.

These earmarking, segregation or cover requirements can result in MPA maintaining securities positions it would otherwise liquidate, segregating or earmarking assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

Temporary Borrowings. MPA may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. Certain short-term borrowings (such as for cash management purposes) are not subject to the 1940 Act’s limitations on leverage if (i) repaid within 60 days, and (ii) not in excess of 5% of MPA’s total assets.

Tender Option Bond Transactions. MPA currently leverages its assets through the use of TOB Residuals, which are derivative interests in municipal bonds. The TOB Residuals in which MPA will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. No independent investigation will be made to confirm the tax-exempt status of the interest or income paid by TOB Residuals held by MPA. Although volatile, TOB Residuals typically offer the potential for yields exceeding the yields available on fixed rate municipal bonds with comparable credit quality.

TOB Residuals represent beneficial interests in a TOB Trust formed for the purpose of holding municipal bonds contributed by one or more funds. A TOB Trust typically issues two classes of beneficial interests: TOB Floaters, which are sold to third party investors, and TOB Residuals, which are generally issued to MPA(s) that transferred municipal bonds to the TOB Trust. MPA may invest in both TOB Floaters and TOB Residuals. TOB Floaters may have first priority on the cash flow from the municipal bonds held by the TOB Trust and are enhanced with a liquidity support arrangement from a third party TOBs Liquidity Provider (defined below) which allows holders to tender their position at par (plus accrued interest). MPA, as a holder of TOB Residuals, is paid the residual cash flow from the TOB Trust. MPA contributes municipal bonds to the TOB Trust and is paid the cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction costs, and typically will invest the cash to purchase additional municipal bonds or other investments permitted by its investment policies. If MPA ever purchases all or a portion of the TOB Floaters sold by the TOB Trust, it may surrender those TOB Floaters together with a proportionate amount of TOB Residuals to the TOB Trust in exchange for a proportionate amount of the municipal bonds owned by the TOB Trust.

Other BlackRock-Advised Funds (as defined below) may contribute municipal bonds to a TOB Trust into which MPA has contributed municipal bonds. If multiple BlackRock-Advised Funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will generally be shared among MPAs ratably in proportion to their participation in the TOB Trust.

The municipal bonds transferred to a TOB Trust typically are high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction includes a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider. The TOB Trust would be responsible for the payment of the credit enhancement fee and MPA, as a TOB Residual holder, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider.

The TOB Residuals held by MPA generally provide MPA with the right to cause the holders of a proportional share of the TOB Floaters to tender their notes to the TOB Trust at par plus accrued interest. Thereafter, MPA may withdraw a corresponding share of the municipal bonds from the TOB Trust. As a result, a tender option bond transaction, in effect, creates exposure for MPA to the entire return of the municipal bonds in the TOB Trust, with a net cash investment by MPA that is less than the value of the municipal bonds in the TOB Trust. This multiplies the positive or negative impact of the municipal bonds’ return within MPA (thereby creating leverage). The leverage within a TOB Trust depends on the value of the municipal bonds deposited in the TOB Trust relative to the value of the TOB Floaters it issues.

MPA may invest in highly leveraged TOB Residuals. A TOB Residual generally is considered highly leveraged if the principal amount of the TOB Floaters issued by the related TOB Trust exceeds 75% of the principal amount of the municipal bonds owned by the TOB Trust.

The leverage attributable to MPA’s use of TOB Residuals may be “called away” on relatively short notice and therefore may be less permanent than more traditional forms of leverage. The TOB Trust may be collapsed without the consent of MPA upon the occurrence of termination events, as defined in the TOB Trust agreements. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the remarketing agent of the TOB Floaters and the TOBs Liquidity Provider. Upon certain termination events, the holders of the TOB Floaters would be paid before the TOB Residual holders (i.e., MPA) whereas in other termination events, the holders of TOB Floaters and the TOB Residual holders would be paid pro rata.

TOB Trusts are typically supported by a liquidity facility provided by a TOBs Liquidity Provider that allows the holders of the TOB Floaters to tender their TOB Floaters in exchange for payment of par plus accrued interest on any business day (subject to the non- occurrence of a termination event). The tendered TOB Floaters are remarketed by a remarketing agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the TOBs Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the TOBs Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

MPA may invest in a TOB Trust on either a non-recourse or recourse basis. When MPA invests in TOB Trusts on a non-recourse basis, and the TOBs Liquidity Provider is required to make a payment under the liquidity facility, the TOBs Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the Liquidation Shortfall. If MPA invests in a TOB Trust on a recourse basis, it will typically enter into a reimbursement agreement with the TOBs Liquidity Provider pursuant to which MPA is required to reimburse the TOBs Liquidity Provider the amount of any Liquidation Shortfall. As a result, if MPA invests in a recourse TOB Trust, MPA will bear the risk of loss with respect to any Liquidation Shortfall. If multiple BlackRock-Advised Funds participate in any such TOB Trust, these losses will be shared ratably, in proportion to their participation in the TOB Trust.

Under accounting rules, Municipal Bonds of MPA that are deposited into a TOB Trust are investments of MPA and are presented on MPA’s Schedule of Investments and outstanding TOB Floaters issued by a TOB Trust are presented as liabilities in MPA’s Statement of Assets and Liabilities. Interest income from the underlying Municipal Bonds is recorded by MPA on an accrual basis. Interest expense incurred on the TOB Floaters and other expenses related to remarketing, administration, trustee and other services to a TOB Trust are reported as expenses of MPA. In addition, under accounting rules, loans made to a TOB Trust sponsored by MPA may be presented as loans of MPA in MPA’s financial statements even if there is no recourse to MPA’s assets.

For TOB Floaters, generally, the interest rate earned will be based upon the market rates for municipal bonds with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option. Since the tender option feature has a shorter term than the final maturity or first call date of the underlying municipal bonds deposited in the TOB Trust, the holder of the TOB Floaters relies upon the terms of the agreement with the financial institution furnishing the liquidity facility as well as the credit strength of that institution. The perceived reliability and creditworthiness, of many major financial institutions, some of which sponsor and/or provide liquidity support to TOB Trusts increases the risk associated with TOB Floaters. This in turn may reduce the desirability of TOB Floaters as investments, which could impair the viability or availability of TOB Trusts.

The use of TOB Residuals will require MPA to earmark or segregate liquid assets in an amount equal to any TOB Floaters, plus any accrued but unpaid interest due on the TOB Floaters, issued by TOB Trusts sponsored by, or on behalf of, MPA that are not owned by MPA. The use of TOB Residuals may also require MPA to earmark or segregate liquid assets in an amount equal to loans provided by the TOBs Liquidity Provider to the TOB Trust to purchase tendered TOB Floaters. MPA reserves the right to modify its asset segregation policies in the future to the extent that such changes are in accordance with applicable regulations or interpretations. Future regulatory requirements or SEC guidance may necessitate more onerous contractual or regulatory requirements, which may increase the costs or reduce the degree of potential economic benefits of TOB Trust transactions or limit MPA’s ability to enter into or manage TOB Trust transactions.

See, “Risk Factors—General Risks of Investing in MPA—Tender Option Bond Risk” for a description of the risks involved with a TOB issuer.

Strategic Transactions

MPA may purchase and sell futures contracts, enter into various interest rate transactions and swap contracts (including, but not limited to, credit default swaps) and may purchase and sell exchange-listed and OTC put and call options on securities and swap contracts, financial indices and futures contracts and use other derivative instruments or management techniques. These Strategic Transactions may be used for duration management and other risk management purposes, subject to MPA’s investment restrictions. While MPA’s use of Strategic Transactions is intended to reduce the volatility of the net asset value of MPA’s Common Shares, the net asset value of MPA’s Common Shares will fluctuate. No assurance can be given that MPA’s Strategic Transactions will be effective.

There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. The ability of MPA to use Strategic Transactions successfully will depend on the Investment Advisor’s ability to predict pertinent market movements as well as sufficient correlation among the instruments, which cannot be assured. Strategic Transactions subject MPA to the risk that, if the Investment Advisor incorrectly forecasts market values, interest rates or other applicable factors, MPA’s performance could suffer. Certain of these Strategic Transactions, such as investments in inverse floating rate securities and credit default swaps, may provide investment leverage to MPA’s portfolio. MPA is not required to use derivatives or other portfolio strategies to seek to hedge its portfolio and may choose not to do so.

The use of Strategic Transactions may result in losses greater than if they had not been used, may require MPA to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation MPA can realize on an investment or may cause MPA to hold a security that it might otherwise sell. In addition, because of the leveraged nature of the Common Shares, Strategic Transactions will result in a larger impact on the net asset value of the Common Shares than would be the case if the Common Shares were not leveraged. Furthermore, MPA may only engage in Strategic Transactions from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur.

Inasmuch as any obligations of MPA that arise from the use of Strategic Transactions will be covered by segregated or earmarked liquid assets or offsetting transactions, MPA and the Investment Advisor believe such obligations do not constitute senior securities and, accordingly, will not treat such transactions as being subject to its borrowing restrictions. Additionally, segregated or earmarked liquid assets, amounts paid by MPA as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to MPA for investment purposes. For so long as the VRDP Shares are rated by a rating agency, MPA’s use of options and certain financial futures and options thereon will be subject to such rating agency’s guidelines and limitations on such transactions. In order to maintain ratings on the VRDP Shares from one or more rating agencies, MPA may be required to limit its use of Strategic Transactions in accordance with the specified guidelines of the applicable rating agencies.

Certain federal income tax requirements may restrict or affect the ability of MPA to engage in Strategic Transactions. In addition, the use of certain Strategic Transactions may give rise to taxable income and have certain other consequences.

Put and Call Options on Securities and Indices. MPA may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. MPA may also purchase and sell options on bond indices (“index options”). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the bond index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect MPA’s holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect MPA against an increase in the price of a security that it intended to purchase in the future.

Writing Covered Call Options. MPA is authorized to write (i.e., sell) covered call options with respect to Municipal Bonds it owns, thereby giving the holder of the option the right to buy the underlying security covered by the option from MPA at the stated exercise price until the option expires. MPA writes only covered call options, which means that so long as MPA is obligated as the writer of a call option, it will own the underlying securities subject to the option.

MPA receives a premium from writing a call option, which increases MPA’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, MPA limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as MPA’s obligation as a writer continues. Covered call options serve as a partial hedge against a decline in the price of the underlying security. MPA may engage in closing transactions in order to terminate outstanding options that it has written.

Additional Information About Options. MPA’s ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with MPA. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between MPA and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, MPA would lose the premium paid for the option as well as any anticipated benefit of the transaction. OTC options and assets used to cover OTC options written by MPA are considered by the staff of the SEC to be illiquid. The illiquidity of such options or assets may prevent a successful sale of such options or assets, result in a delay of sale, or reduce the amount of proceeds that might otherwise be realized.

MPA may engage in options and futures transactions on exchanges and options in the over-the-counter markets. MPA will only enter into OTC options with counterparties the Investment Advisor believes to be creditworthy at the time they enter into such transactions.

The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Financial Futures Transactions and Options. MPA is authorized to purchase and sell certain exchange traded financial futures contracts (“financial futures contracts”) in order to hedge its investments against declines in value, and to hedge against increases in the cost of securities it intends to purchase or to seek to enhance MPA’s return. However, any transactions involving financial futures or options (including puts and calls associated therewith) will be in accordance with MPA’s investment policies and limitations. A financial futures contract obligates the seller of a contract to deliver and the purchaser of a contract to take delivery of the type of financial instrument covered by the contract, or in the case of index-based futures contracts to make and accept a cash settlement, at a specific future time for a specified price. To hedge its portfolio, MPA may take an investment position in a futures contract which will move in the opposite direction from the portfolio position being hedged. A sale of financial futures contracts may provide a hedge against a decline in the value of portfolio securities because such depreciation may be offset, in whole or in part, by an increase in the value of the position in the financial futures contracts. A purchase of financial futures contracts may provide a hedge against an increase in the cost of securities intended to be purchased because such appreciation may be offset, in whole or in part, by an increase in the value of the position in the futures contracts.

Distributions, if any, of net long-term capital gains from certain transactions in futures or options are taxable at long-term capital gains rates for U.S. federal income tax purposes.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or, in the case of an index- based futures contract, to make and accept a cash settlement for a set price on a future date. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction. Futures contracts have been designed by boards of trade which have been designated “contracts markets” by the CFTC.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

MPA may also purchase and sell financial futures contracts on U.S. Government securities as a hedge against adverse changes in interest rates as described below. With respect to U.S. Government securities, currently there are financial futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) Certificates and three-month U.S. Treasury bills. MPA may purchase and write call and put options on futures contracts on U.S. Government securities and purchase and sell Municipal Bond Index futures contracts in connection with its hedging strategies.

MPA also may engage in other futures contracts transactions such as futures contracts on other municipal bond indices that may become available if the Investment Advisor should determine that there is normally a sufficient correlation between the prices of such futures contracts and the Municipal Bonds in which MPA invests to make such hedging appropriate.

Futures Strategies. MPA may sell a financial futures contract (i.e., assume a short position) in anticipation of a decline in the value of its investments resulting from an increase in interest rates or otherwise. The risk of decline could be reduced without employing futures as a hedge by selling investments and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs in the form of dealer spreads and typically would reduce the average yield of MPA’s portfolio securities as a result of the shortening of maturities. The sale of futures contracts provides an alternative means of hedging against declines in the value of its investments. As such values decline, the value of MPA’s positions in the futures contracts will tend to increase, thus offsetting all or a portion of the depreciation in the market value of MPA’s investments that are being hedged. While MPA will incur commission expenses in selling and closing out futures positions, commissions on futures transactions are typically lower than transaction costs incurred in the purchase and sale of MPA’s investments being hedged. In addition, the ability of MPA to trade in the standardized contracts available in the futures markets may offer a more effective defensive position than a program to reduce the average maturity of the portfolio securities due to the unique and varied credit and technical characteristics of the instruments available to MPA. Employing futures as a hedge also may permit MPA to assume a defensive posture without reducing the yield on its investments beyond any amounts required to engage in futures trading.

When MPA intends to purchase a security, MPA may purchase futures contracts as a hedge against any increase in the cost of such security resulting from a decrease in interest rates or otherwise, that may occur before such purchase can be effected. Subject to the degree of correlation between such securities and the futures contracts, subsequent increases in the cost of such securities should be reflected in the value of the futures held by MPA. As such purchases are made, an equivalent amount of futures contracts will be closed out. Due to changing market conditions and interest rate forecasts, however, a futures position may be terminated without a corresponding purchase of portfolio securities.

Call Options on Futures Contracts. MPA may also purchase and sell exchange traded call and put options on financial futures contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. Like the purchase of a futures contract, MPA may purchase a call option on a futures contract to hedge against a market advance when MPA is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, MPA will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in MPA’s portfolio holdings.

Put Options on Futures Contracts. The purchase of a put option on a futures contract is analogous to the purchase of a protective put option on portfolio securities. MPA may purchase a put option on a futures contract to hedge MPA’s portfolio against the risk of rising interest rates.

The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, MPA will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which MPA intends to purchase.

The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent MPA uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of MPA.

Counterparty Credit Standards. To the extent that MPA engages in principal transactions, including, but not limited to, OTC options, forward currency transactions, swap transactions, repurchase and reverse repurchase agreements and the purchase and sale of bonds and other fixed income securities, it must rely on the creditworthiness of its counterparties under such transactions. In certain instances, the credit risk of a counterparty is increased by the lack of a central clearing house for certain transactions, including certain swap contracts. In the event of the insolvency of a counterparty, MPA may not be able to recover its assets, in full or at all, during the insolvency process. Counterparties to investments may have no obligation to make markets in such investments and may have the ability to apply essentially discretionary margin and credit requirements. Similarly, MPA will be subject to the risk of bankruptcy of, or the inability or refusal to perform with respect to such investments by, the counterparties with which it deals. The Investment Advisor will seek to minimize MPA’s exposure to counterparty risk by entering into such transactions with counterparties the Investment Advisor believes to be creditworthy at the time it enters into the transaction. Certain option transactions and Strategic

Transactions may require MPA to provide collateral to secure its performance obligations under a contract, which would also entail counterparty credit risk.

MANAGEMENT OF THE FUNDS

The Board of Directors/Trustees and Officers

The Funds have the same Board Members and officers. The Board of each Fund is responsible for the overall supervision of the operations of the Fund and performs the various duties imposed on the directors of investment companies by the 1940 Act and under applicable state law. A list of the Board Members and officers of the Funds, a brief biography of each Board Member and officer and additional information relating to the Board and officers are included in “Management of the Funds” in the Statement of Additional Information.

The Investment Advisor

BlackRock Advisors, LLC serves as the investment adviser for each Fund and is expected to continue to serve as investment adviser for the Combined Fund. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BKN currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.35% of its average weekly managed assets and a monthly fee for administration services at an annual rate of 0.15% of its average weekly managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Fund (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes). Each of MYD, MQT and the Acquiring Fund currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.50% of the average daily value of its net assets. BHV currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.65% of the average weekly value of its managed assets. MPA currently pays the Investment Advisor a monthly fee at an annual contractual investment management fee rate of 0.49% of the average daily value of its net assets. Each of MYD, MQT, BHV, MPA and the Acquiring Fund does not pay the Investment Advisor a separate fee for administration services. For purposes of calculating these fees, “net assets” mean the relevant Fund’s total assets minus the sum of its accrued liabilities (which does not include liabilities represented by tender option bond trusts (“TOB Trusts”) and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred shares (other than accumulated dividends) and TOB Trusts is not considered a liability in determining the relevant Fund’s NAV.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and ETFs managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. Pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of the Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

If the Reorganizations are consummated, the annual contractual investment management fee rate of the Acquiring Fund will be the annual contractual investment management fee rate of the Combined Fund, which will be 0.50% of the average daily value of net assets of the Combined Fund. The Combined Fund will have the same annual contractual investment management fee rate as MYD, MQT and the Acquiring Fund. The Combined Fund will have the same annual contractual investment management fee rate as BKN’s combined annual contractual investment management fee rate and annual rate for administration services, and will not be subject to a separate administration fee (though BKN’s fees are charged on its average weekly managed assets, while the Combined Fund’s fees will be charged on the average daily value of its net assets). The Combined Fund will have a lower annual contractual investment management fee rate than BHV. The Combined Fund will have a higher annual contractual investment management fee rate than MPA.

Based on a pro forma Broadridge peer expense universe for the Combined Fund, the estimated total annual fund expense ratio (excluding leverage expenses) is expected to be in the first quartile and actual investment management fee rate (without giving effect to the Voluntary Waiver) over Managed Assets is expected to be in the first quartile. “Managed Assets” means the total assets of the Fund minus the sum of the accrued liabilities (other than liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). Each fund in the Broadridge peer expense universe is placed in one of four quartiles for each relevant comparison, with the first quartile including funds with the lowest relative expenses and the fourth quartile including funds with the highest relative expenses.

There can be no assurance that future expenses of the Combined Fund will not increase or that any expense savings for any Fund will be realized as a result of any Reorganization.

A discussion regarding the basis for the approval of the Investment Management Agreement by the Board of each Fund will be provided in such Fund’s Form N-CSR for such most Fund’s recent fiscal year end, which will be available at www.sec.gov or by visiting www.blackrock.com.

The Investment Advisor is located at 100 Bellevue Parkway, Wilmington, Delaware 19809 and is a majority-owned subsidiary of BlackRock. BlackRock is one of the world’s largest publicly-traded investment management firms. As of June 30, 2025, BlackRock’s assets under management were approximately $12.5 trillion. BlackRock has over 35 years of experience managing closed-end products and, as of June 30, 2025, advised a registered closed-end family of 49 exchange-listed active funds with approximately $43 billion in assets.

BlackRock is a global leader in investment management, risk management and advisory services for institutional and retail clients. BlackRock helps clients meet their goals and overcome challenges with a range of products that include separate accounts, mutual funds, iShares® (exchange-traded funds), and other pooled investment vehicles. BlackRock also offers risk management, advisory and enterprise investment system services to a broad base of institutional investors through BlackRock Solutions®. Headquartered in New York City, as of June 2025, the firm had approximately 20,000 employees in more than 30 countries and a major presence in key global markets, including North and South America, Europe, Asia, Australia and the Middle East and Africa.

Portfolio Management

Each of the Funds is managed by a team of investment professionals led by Michael Kalinoski, CFA, Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Kevin Maloney, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is jointly responsible for the day-to-day management of the Fund’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the Fund and/or selection of its investments.

The biography of each portfolio manager of the Funds are set forth below:

Portfolio Manager	Biography
Phillip Soccio, CFA	Director of BlackRock since 2009.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Vice President of BlackRock from 2018 to 2020.
Kristi Manidis	Director of BlackRock, Inc. since 2016.
Christian Romaglino, CFA	Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017.

Following the Reorganizations, it is expected that the Combined Fund will be managed by the same team of investment professionals.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.

Portfolio Transactions with Affiliates

The Investment Advisor may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Funds and the Investment Advisor, if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified brokerage firms.

None of the Funds paid brokerage commissions to affiliated broker-dealers during their three most recent fiscal years.

Other Service Providers

The professional service providers for the Funds are or will be as follows:

Service	Service Providers to the Funds

Accounting Agent	State Street Bank and Trust Company

Custodian	State Street Bank and Trust Company

Transfer Agent, Dividend Disbursing Agent and Registrar	Computershare Trust Company, N.A.

Liquidity Providers to MQY VRDP Shares	Royal Bank of Canada, acting through its New York branch and the Toronto-Dominion Bank, acting through its New York branch

Liquidity Provider to MYD VRDP Shares	Bank of America, N.A.

Liquidity Provider to BHV and MPA VRDP Shares	Toronto-Dominion Bank, acting through its New York branch

Remarketing Agents to MQY VRDP Shares	RBC Capital Markets, LLC and TD Securities (USA) LLC

Remarketing Agent to MYD VRDP Shares	BofA Securities, Inc.

Remarketing Agent to BHV and MPA VRDP Shares	TD Securities (USA) LLC

Redemption and Paying Agent to BKN and MQT VMTP Shares; Tender and Paying Agent to MQY, MYD, BHV and MPA VRDP Shares	The Bank of New York Mellon

Independent Registered Public Accounting Firm	Deloitte & Touche LLP

Fund Counsel	Willkie Farr & Gallagher LLP

Counsel to the Independent Board Members	Stradley Ronon Stevens & Young, LLP

It is not anticipated that the Reorganizations will result in any change in the organizations providing services to the Acquiring Fund as set forth above. As a result of the Reorganizations, the service providers to the Acquiring Fund are anticipated to be the service providers to the Combined Fund.

Accounting Agent

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement (the “Administration Agreement”). Pursuant to the

Administration Agreement, State Street Bank and Trust Company provides the Funds with, among other things, customary fund accounting services, including computing each Fund’s NAV and maintaining books, records and other documents relating to each Fund’s financial and portfolio transactions, and customary fund administration services, including assisting the Funds with regulatory filings, tax compliance and other oversight activities. For these and other services it provides to the Funds, State Street Bank and Trust Company is paid a monthly fee from the Funds at an annual rate ranging from 0.0075% to 0.015% of each Fund’s Managed Assets, along with an annual fixed fee ranging from $3,000 to $10,000 for the services it provides to the Funds.

Custody of Assets

The custodian of the assets of each Fund is State Street Bank and Trust Company, One Congress Street, Boston, Massachusetts 02114. The custodian is responsible for, among other things, receipt of and disbursement of funds from each Fund’s accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

Transfer Agent, Dividend Disbursing Agent and Registrar

Computershare Trust Company, N.A., 150 Royall Street, Canton, Massachusetts 02021, serves as each Fund’s transfer agent with respect to such Fund’s common shares.

VMTP Shares Redemption and Paying Agent; VRDP Shares Tender and Paying Agent

The Bank of New York Mellon, One Wall Street, New York, New York 10286, acts as the tender agent, transfer agent and registrar, dividend disbursing agent and paying agent and/or redemption price disbursing agent with respect to the Acquiring Fund, MYD, BHV and MPA VRDP Shares and the BKN and MQT VMTP Shares, as applicable, and will serve in such capacity with respect to the VRDP Shares of the Combined Fund.

Acquiring Fund, MYD, BHV and MPA VRDP Shares Liquidity Providers

Royal Bank of Canada, acting through its New York branch and the Toronto-Dominion Bank, acting through its New York branch each serve as the liquidity provider for a series of the Acquiring Fund VRDP Shares. Bank of America, N.A. serve as the liquidity provider for the MYD VRDP Shares. Toronto-Dominion Bank, acting through its New York branch serves as the liquidity provider for the BHV and MPA VRDP Shares.

Acquiring Fund, MYD, BHV and MPA VRDP Shares Remarketing Agents

RBC Capital Markets, LLC and TD Securities (USA) LLC each serve as the remarketing agent for a series of the Acquiring Fund VRDP Shares. BofA Securities, Inc. serves as the remarketing agent for the MYD VRDP Shares. TD Securities (USA) LLC serves as the remarketing agent for the BHV and MPA VRDP Shares.

INFORMATION ABOUT THE COMMON SHARES OF THE FUNDS

General

Common shareholders of each Fund are entitled to share pro rata in dividends declared by such Fund’s Board as payable to holders of the Fund’s common shares and in the net assets of the Fund available for distribution to holders of the common shares. Common shareholders do not have preemptive or conversion rights and each Fund’s common shares are not redeemable. Common shareholders of each Fund are entitled to one vote for each Share held by them and do not have any preemptive or preferential right to purchase or subscribe to any Shares of such Fund. Each Fund’s common shares do not have cumulative voting rights, which means that the holders of more than 50% of a Fund’s common shares voting for the election of Board Members can elect all of the Board Members standing for election by such holders, and, in such event, the holders of the Fund’s remaining common shares will not be able to elect any Board Members. The outstanding BKN, MYD, MQT, BHV, MPA and Acquiring Fund common shares are fully paid and non-assessable, except that the Board of each Fund has the power to cause common shareholders to pay certain expenses of the applicable Fund by setting off charges due from common shareholders from declared but unpaid dividends or distributions owed the common shareholders and/or by reducing the number of common shares owned by each respective common shareholder. Whenever preferred shares, including VMTP Shares or VRDP Shares, as applicable, are outstanding, a Fund is limited in its ability to take certain actions with respect to holders of common shares or any other shares of the Fund ranking junior to or on a parity with the preferred shares, including that it may not declare a dividend or distribution to holders of common shares or any other shares of the Fund ranking junior to or on parity with the preferred shares (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, common shares or other shares, if any, ranking junior to the preferred shares, as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund) or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund) unless (i) all accumulated dividends on preferred shares have been paid or shall have been declared sufficient funds for the payment thereof deposited with the tender and paying agent and (ii) the Fund has redeemed the full number of any shares of preferred required to be redeemed, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares at the time of declaration of such dividend (except a dividend payable in shares of common stock) or distribution or at the time of such purchase would be at least 200% after giving effect to the dividend or distribution or purchase price.

Purchase and Sale of Common Shares

Purchase and sale procedures for the common shares of each of the Funds are identical. Each Fund has its common shares listed on the NYSE. Investors typically purchase and sell common shares of the Funds through a registered broker-dealer on the NYSE, thereby incurring a brokerage commission set by the broker-dealer. Alternatively, investors may purchase or sell common shares of each of the Funds through privately negotiated transactions with existing common shareholders. Set forth below is information about each Fund’s common shares as of June 30, 2025.

Fund	Title of Class	Amount Authorized	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column
BKN	Common Shares	199,992,879	0	17,205,846
MYD	Common Shares	199,983,766	0	45,733,511
MQT	Common Shares	199,992,435	0	22,154,712
BHV	Common Shares	Unlimited	0	1,588,241
MPA	Common Shares	Unlimited	0	12,949,630
Acquiring Fund (MQY)	Common Shares	199,983,245	0	71,833,617

Common Share Price Data

The following tables set forth the high and low market prices for common shares of each Fund on the NYSE for each full quarterly period within each Fund’s two most recent fiscal years and each full quarter since the beginning of each Fund’s current fiscal year, along with the NAV and discount or premium to NAV for each quotation.

BKN	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	11.03	$	10.50	$	11.99	$	11.49	-8.04%	-8.62%	2,709,305

April 30, 2025	$	11.79	$	10.45	$	12.75	$	11.75	-7.53%	-11.06%	3,523,729

January 31 2025	$	12.39	$	11.05	$	12.90	$	12.39	-3.95%	-10.82%	4,943,291

October 31, 2024	$	13.15	$	12.06	$	13.30	$	13.37	-1.13%	-9.80%	3,425,742

July 31, 2024	$	12.28	$	11.64	$	12.98	$	12.67	-5.39%	-8.13%	2,345,223

April 30, 2024	$	12.51	$	11.69	$	13.08	$	13.08	-4.36%	-10.63%	2,545,519

January 31, 2024	$	12.05	$	9.89	$	13.30	$	11.58	-9.40%	-14.59%	4,532,185

October 31, 2023	$	11.77	$	9.60	$	13.13	$	11.55	-10.36%	-16.88%	3,633,652

MYD	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	10.33	$	9.82	$	11.21	$	10.70	-7.85%	-8.22%	7,425,526

April 30, 2025	$	10.89	$	9.67	$	11.90	$	10.94	-8.49%	-11.61%	8,283,654

January 31, 2025	$	11.50	$	10.37	$	12.25	$	11.73	-6.12%	-11.59%	10,843,928

October 31, 2024	$	11.66	$	10.94	$	12.30	$	12.41	-5.20%	-11.85%	9,172,637

July 31, 2024	$	11.01	$	10.54	$	12.15	$	11.82	-9.38%	-10.87%	8,675,114

April 30, 2024	$	11.27	$	10.50	$	12.34	$	11.86	-8.67%	-11.47%	12,929,756

January 31, 2024	$	10.85	$	9.12	$	12.40	$	10.66	-12.50%	-14.45%	11,441,820

October 31, 2023	$	10.52	$	8.82	$	12.07	$	10.63	-12.84%	-17.03%	10,609,603

MQT	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	9.91	$	9.34	$	10.68	$	10.16	-7.21%	-8.07%	2,709,260

April 30, 2025	$	10.37	$	9.28	$	11.38	$	10.75	-8.88%	-13.67%	4,022,326

January 31, 2025	$	10.70	$	9.82	$	11.79	$	11.09	-9.25%	-11.45%	4,548,234

October 31, 2024	$	10.98	$	10.29	$	11.87	$	11.44	-7.50%	-10.05%	3,295,411

July 31, 2024	$	10.52	$	9.87	$	11.65	$	11.40	-9.70%	-13.42%	3,031,217

April 30, 2024	$	10.58	$	9.77	$	11.81	$	11.37	-10.41%	-14.04%	2,748,727

January 31, 2024	$	10.60	$	8.85	$	11.86	$	10.35	-10.62%	-14.49%	4,631,057

October 31, 2023	$	10.12	$	8.60	$	11.65	$	10.34	-13.13%	-16.83%	3,522,962

BHV	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	10.65	$	10.11	$	11.30	$	11.30	-5.75%	-10.53%	225,928

April 30, 2025	$	11.04	$	10.14	$	12.24	$	11.36	-9.80%	-10.72%	260,035

January 31, 2025	$	11.47	$	10.84	$	12.44	$	12.03	-7.80%	-9.89%	299,308

October 31, 2024	$	11.59	$	10.95	$	12.71	$	12.27	-8.81%	-10.76%	228,697

July 31, 2024	$	11.23	$	10.58	$	12.57	$	12.23	-10.66%	-13.50%	134,196

April 30, 2024	$	11.10	$	10.56	$	12.62	$	12.29	-12.04%	-14.08%	221,189

January 31, 2024	$	11.07	$	9.11	$	12.66	$	10.73	-12.56%	-15.10%	427,166

October 31, 2023	$	10.71	$	8.91	$	12.38	$	10.77	-13.49%	-17.27%	351,264

MPA	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	11.12	$	10.50	$	12.10	$	11.48	-8.10%	-8.54%	4,132,391

April 30, 2025	$	11.88	$	10.39	$	12.92	$	11.92	-8.05%	-12.84%	2,576,490

January 31. 2025	$	12.40	$	11.33	$	13.31	$	12.73	-6.86%	-11.00%	1,400,585

October 31, 2024	$	12.60	$	11.93	$	13.37	$	12.90	-5.76%	-7.52%	1,232,202

July 31, 2024	$	12.81	$	11.78	$	12.97	$	12.75	-1.23%	-7.61%	1,446,266

April 30, 2024	$	12.40	$	11.72	$	12.90	$	13.17	-3.88%	-11.01%	1,573,839

January 31, 2024	$	11.83	$	10.16	$	13.17	$	11.59	-10.17%	-12.34%	1,895,488

October 31, 2023	$	11.61	$	9.90	$	13.03	$	11.54	-10.90%	-14.21%	1,250,513

Acquiring Fund (MQY)	NYSE Market Price Per Common Share				NAV per Common Share on Date of Market Price				Premium/ (Discount) on Date of Market Price

During Quarter Ended		High		Low		High		Low	High	Low	Trading Volume

July 31, 2025	$	11.31	$	10.78	$	12.17	$	11.59	-7.07%	-6.99%	9,035,243

April 30, 2025	$	12.07	$	10.66	$	12.91	$	12.18	-6.51%	-12.48%	11,476,600

January 31, 2025	$	12.78	$	11.44	$	13.37	$	12.80	-4.41%	-10.63%	15,563,222

October 31, 2024	$	13.22	$	12.40	$	13.46	$	12.96	-1.78%	-4.32%	10,025,576

July 31, 2024	$	12.52	$	11.79	$	13.18	$	12.90	-5.01%	-8.60%	8,209,692

April 30, 2024	$	12.48	$	11.75	$	13.44	$	12.90	-7.14%	-8.91%	9,375,817

January 31, 2024	$	12.47	$	10.19	$	13.42	$	11.71	-7.08%	-12.98%	16,615,786

October 31, 2023	$	11.82	$	9.86	$	13.15	$	11.67	-10.11%	-15.51%	13,558,101

For the periods shown in the tables above, the common shares of each Fund have traded at a discount to NAV.

The common shares of each Fund have historically traded at both a premium and a discount. The table below sets forth the market price, NAV, and the premium/discount to NAV of each Fund as of July 31, 2025.

Fund	Market Price	NAV	Premium/(Discount) to NAV
BKN	$ 10.63	$ 11.62	(8.5)%
MYD	$ 9.91	$ 10.81	(8.3)%
MQT	$ 9.44	$ 10.36	(8.9)%
BHV	$ 10.45	$ 10.94	(4.5)%
MPA	$ 10.66	$ 11.66	(8.6)%
Acquiring Fund (MQY)	$ 10.96	$ 11.76	(6.8)%

To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a wider discount (or a narrower premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders would have the potential for an economic benefit by the narrowing of the discount or widening of the premium. To the extent BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shares are trading at a narrower discount (or wider premium) than the Acquiring Fund at the time of its Reorganization, BKN’s, MYD’s, MQT’s, BHV’s or MPA’s common shareholders may be negatively impacted if its Reorganization is consummated. Acquiring Fund common shareholders would only benefit from a premium/discount perspective to the extent the post-Reorganization discount (or premium) of the Acquiring Fund common shares improves.

There can be no assurance that, after the Reorganizations, common shares of the Combined Fund will trade at, above or below NAV. Upon consummation of the Reorganizations, the Combined Fund common shares may trade at a price that is less than the current market price of Acquiring Fund common shares. In the Reorganizations, common shareholders of BKN, MYD, MQT, BHV and MPA will receive Acquiring Fund common shares based on the relative NAVs (not the market values) of the respective Fund’s common shares. The market value of the common shares of the Combined Fund may be less than the market value of the common shares of a Fund prior to the Reorganizations.

If the Reorganizations are approved by shareholders, effective upon the closing of the Reorganizations, the Combined Fund will adopt a discount management program under which the Combined Fund will, beginning in 2026, intend to offer to purchase a minimum of 5% of its outstanding common shares, subject to the Board’s discretion, at a price equal to 98% of NAV per common share via annual tender offer if the Combined Fund’s common shares trade at an average daily discount to NAV of more than 10.00% during a measurement period beginning on January 1st and concluding on September 30th of each calendar year (the “Discount Management Program”). Even if a tender offer is triggered under the Discount Management Program, there is no guarantee that Combined Fund shareholders will be able to sell all of the shares that they desire to sell in any particular tender offer and there can be no assurances as to the effect that the Discount Management Program will have on the market for the Combined Fund’s shares or the discount at which the Combined Fund’s shares may trade relative to its NAV.

Performance Information

The performance table below illustrates the past performance of an investment in common shares of each Fund by setting forth the average total returns for the Funds for the periods indicated. A Fund’s past performance does not indicate or guarantee how its common shares will perform in the future. Investment return and principal value of an investment will fluctuate so that the common shares, when sold, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted, and numbers may reflect small variances due to rounding. Standardized performance and performance data current to the most recent month end may be obtained by visiting the “Closed-End Funds” section of www.blackrock.com. References to BlackRock’s website are intended to allow investors public access to information regarding the Funds and do not, and are not intended to, incorporate BlackRock’s website in this Joint Proxy Statement/Prospectus.

Average Annual Total Returns as of March 31, 2025

					Annualized Rates of Return
		Trailing 12- month Distribution Yield based on March 31, 2025 NAV	One Year ended March 31, 2025 based on NAV	One Year ended March 31, 2025 based on Market Price	Five Years ended March 31, 2025 based on NAV	Five Years ended March 31, 2025 based on Market Price	Ten Years ended March 31, 2025 based on NAV	Ten Years ended March 31, 2025 based on Market Price
BlackRock Investment Quality Municipal Trust, Inc	BKN	5.56%	(0.56)%	(2.02)%	0.40%	(0.42)%	2.54%	2.13%
BlackRock MuniYield Fund, Inc.	MYD	5.61%	(0.41)%	1.15%	0.98%	1.30%	2.26%	1.67%
BlackRock MuniYield Quality Fund II, Inc.	MQT	5.47%	(0.49)%	0.81%	0.68%	0.74%	2.39%	2.20%
BlackRock Virginia Municipal Bond Trust	BHV	4.64%	(1.33)%	2.07%	(0.62)%	(2.80)%	0.91%	(1.03)%
BlackRock MuniYield Pennsylvania Quality Fund	MPA	6.08%	0.53%	(1.49)%	0.46%	1.13%	2.28%	2.33%
BlackRock MuniYield Quality Fund, Inc.	MQY	5.59%	(0.57)%	1.15%	0.76%	0.73%	2.48%	2.51%

Because the Combined Fund will closely resemble the Acquiring Fund, the Acquiring Fund will be the accounting survivor of the Reorganization(s). The Combined Fund will also maintain the performance historyof the Acquiring Fund the closing of the Reorganization(s).

INFORMATION ABOUT THE PREFERRED SHARES OF THE FUNDS

BKN’s, MYD’s, MQT’s and the Acquiring Fund’s respective charter authorizes the issuance of 200,000,000 shares with a par value of par value $.10 per share, all of which were initially classified as common shares, BHV’s Agreement and Declaration of Trust authorizes the issuance of an unlimited number of common shares with a par value of $.10 per share, MPA’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest with a par value of $.10 per share, all of which were initially classified as common shares. The Board of each Fund is authorizedto reclassify any unissuedshares of stock into one or more additional or other classes or series of stock. The Acquiring Fund’s charter currently authorizes the issuance of (i) 199,983,245 shares of common stock, par value $0.10 per share, (ii) 4,000 shares of preferred stock designated as Auction Market Preferred Stock, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series B, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series C, and 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series D, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 2,000 shares of preferred stock designated as Auction Market Preferred Stock, Series E, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, and (iv) 4,503 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares and 2,252 shares of preferred stock designated as Series W-7A Variable Rate Demand Preferred Shares, each with a par value $0.10 per share and liquidation preference of $100,000 per share. BKN’s charter currently authorizes the issuance of (i) 199,992,879 shares of common stock, par value $0.01 per share, (ii) 3,262 shares of preferred stock designated as Auction Rate Municipal Preferred Stock, Series T7, and 2,600 shares of preferred stock designated as Auction Rate Municipal Preferred Stock, Series T28, each with a par value $0.01 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 1,239 shares of preferred stock designated as shares of stock of Series W-7 (Retired) Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share, and (iv) 678 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share. MYD’s charter currently authorizes the issuance of (i) 199,983,766 shares of common stock, par value $0.10 per share, (ii) 5,000 shares of preferred stock designated as Auction Market Preferred Stock, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series B, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series C, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series D, and 900 shares of preferred stock designated as Auction Market Preferred Stock, Series E, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 1,720 shares of preferred stock designated as Auction Market Preferred Stock, Series F, and 2,000 shares of preferred stock designated as Auction Market Preferred Stock, Series G, each with a par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, and (iv) 2,514 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share. MQT’s charter currently authorizes the issuance of (i) 199,992,435 shares of common stock, par value $0.10 per share, (ii) 3,000 shares of preferred stock designated as Auction Market Preferred Stock, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series B, and 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series C, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 400 shares of preferred stock designated as Auction Market Preferred Stock, Series E, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iv) 1,165 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share, and (iv) 786 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share. Set forth below is information about each Fund’s issued and outstanding preferred shares as of July 31, 2025.

Fund	Title of Class	Amount Authorized	Amount Authorized Under Each Series	Amount Held by Fund for its Own Account	Amount Outstanding Exclusive of Amount Shown in Previous Column	Issue Date	Mandatory/Term Redemption Date
BKN	VMTP Shares	1,917	Series W-7 – 678	0	678	12/20/23	07/02/25
MYD	VRDP Shares	2,514	Series W-7 – 2,514	0	2,514	04/11/22 06/30/11	07/01/41
MQT	VMTP Shares	1,951	Series W-7 – 1,951	0	786	12/20/23	07/02/25
BHV	VRDP Shares	116	Series W-7 – 116	0	116	06/14/12	07/01/42
MPA	VRDP Shares	1,000,000	Series W-7 – 826	0	826	05/19/11 04/13/15	06/01/41
Acquiring Fund (MQY)	VRDP Shares	6,755	Series W-7 – 4,503	0	2,251	04/19/21	10/01/41
			Series W-7A – 2,252	0	2,252	06/05/24	06/01/54

The outstanding preferred shares of each Fund are fully paid and non-assessable, except as provided by each Fund’s respective charter/declaration of trust, and have no preemptive or cumulative voting rights.

Below is a table that details, as of July 31, 2025, (i) each Fund’s current leverage attributable to preferred shares as a percentage of its total net assets, (ii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming only the BHV Reorganization was consummated as of July 31, 2025, and (iii) the Combined Fund’s leverage attributable to preferred shares on a pro forma basis as a percentage of its total net assets assuming all of the Reorganizations were consummated as of July 31, 2025.

Fund	Title of Class	Shares Outstanding	Liquidation Preference Per Share	Aggregate Liquidation Preference	Total Managed Assets	As Percentage of Net Assets
BKN	VMTP Shares	678	$100,000	$67,800,000	$ 338,550,602	33.91%
MYD	VRDP Shares	2,514	$100,000	$251,400,000	$ 842,549,527	50.83%
MQT	VMTP Shares	786	$100,000	$78,600,000	$ 386,283,373	34.26%
BHV	VRDP Shares	116	$100,000	$11,600,000	$ 28,980,138	66.74%
MPA	VRDP Shares	826	$100,000	$82,600,000	$ 252,396,183	54.73%
Acquiring Fund (MQY)	VRDP Shares	4,503	$100,000	$450,300,000	$1,430,986,476	53.32%
Pro forma Combined Fund (BHV into MQY)	VRDP Shares	4,619	$100,000	$461,900,000	$1,459,966,614	53.59%
Pro forma Combined Fund (BKN, MYD, MQT, BHA, MPA into MQY)	VRDP Shares	9,423	$100,000	$942,300,000	$3,279,746,300	48.65%

The BKN and MQT VMTP Shares and the Acquiring Fund, MYD, BHV and MPA VRDP Shares were offered to qualified institutional buyers in private transactions exempt from registration under the Securities Act.

The annualized dividend rates for the preferred shares for each Fund’s twelve-month period ended January 31, 2025 were as follows:

Fund	Preferred Shares	Rate
BKN	VMTP Shares	4.69%
MYD	VRDP Shares	4.03%
MQT	VMTP Shares	4.69%
BHV	VRDP Shares	4.22%
MPA	VRDP Shares	4.22%
Acquiring Fund (MQY)	VRDP Shares	3.67%

The Board of each Fund has authorized the redemption of up to 67% of the Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, on one or more occasions between April 1, 2025 and October 1, 2025. Any such redemption is not related to the Reorganizations or contingent on shareholder approval of the Reorganizations. The timing and amount of any redemption of a Fund’s currently outstanding VRDP Shares or VMTP Shares, as applicable, would depend on a number of factors, including, among others, the desired mix of leverage from preferred shares versus TOBs, yield levels and borrowing costs.

In connection with the Reorganizations, the Acquiring Fund expects to issue 678 additional VRDP Shares to BKN VMTP Holders, 2,514 additional VRDP Shares to MYD VRDP Holders, 786 additional VRDP Shares to MQT VMTP Holders, 116 additional VRDP Shares to BHV VRDP Holders and 826 additional VRDP Shares to MPA VRDP Holders. Following the completion of the Reorganizations, the Combined Fund is expected to have 9,423 VRDP Shares outstanding. Assuming all of the Reorganizations are approved by shareholders, on the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV or MPA VMTP Share or VRDP Share held by the BKN, MYD, MQT, BHV or MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of an identical or a substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

The newly issued Acquiring Fund VRDP Shares will have terms that are substantially similar to the terms of the outstanding MYD, BHV and MPA VRDP Shares, except that (similar to the BHV and MPA VRDP Shares) the dividend rate of the newly issued Acquiring Fund VRDP Shares may vary. In addition, the MYD, BHV and MPA VRDP Shares have a mandatory redemption date of July 1, 2041, July 1, 2042 and June 1, 2041, respectively, while the newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance.

The dividend rate of the newly issued BKN and MQT VMTP Shares is based on a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The term redemption date of the BKN and MQT VMTP Shares is July 2, 2026.

The Acquiring Fund may designate any succeeding subsequent rate period of the VRDP Shares as a “special rate period” subject to the restrictions and requirements set forth in the governing instrument for its VRDP Shares. During a special rate period, the Acquiring Fund may choose to modify the terms of the VRDP Shares as permitted by the governing instrument for its VRDP Shares, including, for example, special provisions relating to the calculation of dividends and the redemption of the VRDP Shares. See “Information about the Preferred Shares of the Funds” for additional information about the preferred shares of each Fund.

Description of the VRDP Shares of the Acquiring Fund, MYD, BHV and MPA

The Acquiring Fund, MYD, BHV and MPA VRDP Shares each have the benefit of an unconditional demand feature pursuant to a purchase agreement provided by a liquidity provider to ensure full and timely repayment of the liquidation preference amount plus any accumulated and unpaid dividends to holders upon the occurrence of certain events (the “Liquidity Facility”). The Acquiring Fund, MYD, BHV and MPA each entered into fee agreements with the liquidity providers (each, a “Fee Agreement”) in connection with the applicable Liquidity Facility that requires a monthly liquidity fee payable to the liquidity provider. Each of the Fee Agreements between the Acquiring Fund and the applicable liquidity provider is scheduled to expire, unless renewed or terminated in advance, on July 5, 2026. The Fee Agreement between MYD, BHV, MPA and the applicable liquidity provider is scheduled to expire, unless renewed or terminated in advance, on November 29, 2025, July 5, 2026 and July 5, 2026, respectively.

Each Liquidity Facility requires the applicable liquidity provider to purchase all VRDP Shares tendered for sale that were not successfully remarketed. The applicable Fund is required to redeem its VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Fund is required to segregate liquid assets to fund the redemption.

In the event the VRDP Shares Purchase Agreement (the “Purchase Agreement”) for the Acquiring Fund, MYD, BHV or MPA is not renewed, and the applicable Fund does not arrange for a Purchase Agreement with an alternate liquidity provider, the Fund’s VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the Purchase Agreement. There is no assurance the applicable Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

VRDP Holders have the right to give notice on any business day to tender the Acquiring Fund’s, MYD’s, BHV’s or MPA’s VRDP Shares for remarketing in seven days, the VRDP Shares are subject to a mandatory tender for remarketing upon the occurrence of certain events, and should a remarketing be unsuccessful, the dividend rate for such VRDP Shares will reset to a maximum rate as defined in the governing documents of the VRDP Shares. The VRDP Shares are also subject to certain restrictions on transfer outside of the remarketing process. The applicable Fund may incur may incur remarketing fees at the annual rate set forth below:

Fund	Remarketing Agent	Remarketing Agent Fee
MYD	BofA Securities, Inc.	0.10% times $100,000 per outstanding VRDP Share
BHV	TD Securities (USA) LLC	No remarketing fees currently
MPA	TD Securities (USA) LLC	No remarketing fees currently
Acquiring Fund (MQY)	RBC Capital Markets, LLC	0.10% times $100,000 per outstanding VRDP Share
Acquiring Fund (MQY)	TD Securities (USA) LLC	0.05% times $100,000 per outstanding VRDP Share

The Acquiring Fund is required to redeem its Series W-7 VRDP and Series W-7A VRDP Shares on October 1, 2041 and June 1, 2054, respectively, unless earlier redeemed or repurchased. MYD is required to redeem its VRDP Shares on July 1, 2041, unless earlier redeemed or repurchased. BHV is required to redeem its VRDP Shares on July 1, 2042, unless earlier redeemed or repurchased. MPA is required to redeem its VRDP Shares on June 1, 2041, unless earlier redeemed or repurchased. Six months prior to the mandatory redemption date, the applicable Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, the Fund is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the Acquiring Fund’s, MYD’s, BHV’s and MPA’s VRDP Shares may be redeemed, in whole or in part, at any time at the option of the applicable Fund. The redemption price per VRDP Share is equal to the liquidation value per VRDP Share plus any outstanding unpaid dividends.

Dividends on the Acquiring Fund’s, BHV’s and MPA’s VRDP Shares are payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. Dvidends on MYD’s VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. The maximum rate of the VRDP Shares will not exceed 15% per annum, exclusive of any applicable gross-up payments or increased dividend payment relating to the inclusion in any dividend of net capital gains or ordinary income taxable for regular U.S. federal income tax purposes. As of July 31, 2025, the VRDP Shares of the Acquiring Fund and MYD, each have a long-term rating of Aa1 from Moody’s and AA from Fitch. As of July 31, 2025, the VRDP Shares of BHV and MPA, each have a long-term rating of Aa2 from Moody’s and AA from Fitch. As of July 31, 2025, the short-term ratings of the Acquiring Fund’s VRDP Shares are P-1 with Moody’s and A-1+ and A-1 with S&P.

Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such VRDP Shares, although the dividend rate paid on the VRDP Shares is not directly related to the short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

The Acquiring Fund’s, MYD’s, BHV’s and MPA’s VRDP Shares are senior in priority to the applicable Fund’s common shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of such Fund. The VRDP Shares will rank on parity with other preferred shares of the Fund as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the applicable Fund. The 1940 Act prohibits the declaration of any dividend on common shares or the repurchase of common shares prior to the declaration of any dividend on the VRDP Shares or redemption of the VRDP Shares if the applicable Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding VRDP Shares. In addition, pursuant to the VRDP Shares’ governing instruments, each of the Acquiring Fund, MYD, BHV and MPA is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the VRDP Shares or repurchasing such shares if the applicable Fund fails to declare and pay dividends on the VRDP Shares, redeem any VRDP Shares required to be redeemed under the VRDP Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the VRDP Shares.

The VRDP Holders have voting rights equal to the Acquiring Fund’s, MYD’s, BHV’s and MPA’s common shareholders (one vote per Share) and will vote together with such common shareholders (one vote per Share) as a single class. However, the VRDP Holders, voting as a separate class, are also entitled to elect two Board Members for the applicable Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of a 1940 Act Majority of the VRDP Holders of the applicable Fund, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the VRDP Shares of the Fund, (b) change the Fund’s sub-classification as a closed-end management investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

The annualized dividend rate of the MYD, BHV, MPA and Acquiring Fund VRDP Shares as of January 31, 2025 was as follows:

Fund	Rate
MYD	4.03%
BHV	4.22%
MPA	4.22%
Acquiring Fund (MQY)	3.67%

If the VRDP Shares are not remarketed or purchased, then a failed remarketing will occur. As described above, in the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to the maximum rate and the VRDP Shares that have not been remarketed are required to be purchased by the liquidity provider and subject to redemption by the applicable Fund after six months of continuous, unsuccessful remarketing.

Description of the VMTP Shares of BKN and MQT

The BKN and MQT VMTP Shares may be redeemed, in whole or in part, at any time at the option of the applicable Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. Each of BKN and MQT is required to redeem its VMTP Shares on the term redemption date of the VMTP Shares, unless earlier redeemed or repurchased or unless extended. Such term redemption date is July 2, 2026, unless extended. Six months prior to the term redemption date of the VMTP Shares, the applicable Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the applicable Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Dividends on BKN’s and MQT’s VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. As of July 31, 2025, the VMTP Shares of each of BKN and MQT have a long-term rating of Aa1 from Moody’s and AA from Fitch. The dividend rate on the BKN and MQT VMTP Shares is subject to a step-up spread if the applicable Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements. The annualized dividend rate of the BKN and MQT VMTP Shares as of January 31, 2025 was as follows:

Fund	Rate
BKN	4.69%
MQT	4.69%

BKN’s and MQT’s VMTP Shares are subject to certain restrictions on transfer, and the applicable Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to BKN’s and MQT’s VMTP Shares’ governing documents generally require the consent of the holders of VMTP Shares.

For each of BKN and MQT, its VMTP Shares rank prior its common shares as to the payment of dividends by the applicable Fund, and distribution of assets upon dissolution or liquidation of the applicable Fund. For BKN and MQT, the 1940 Act prohibits the declaration of any dividend on the applicable Fund’s common shares or the repurchase of the Fund’s common shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of its outstanding VMTP Shares. In addition, pursuant to the VMTP Shares’ governing instruments, BKN and MQT are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the applicable Fund’s VMTP Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the VMTP Shares, redeem any VMTP Shares required to be redeemed under the VMTP Shares’ governing instrument or comply with the basic maintenance amount requirement of the ratings agencies rating the VMTP Shares.

The holders of BKN’s and MQT’s VMTP Shares have voting rights equal to the voting rights of the holders of its common shares (one vote per share) and will vote together with holders of its common shares (one vote per share) as a single class on certain matters. However, the VMTP Shareholders, voting as a separate class, are also entitled to elect two directors to the Board of the applicable Fund. VMTP Shareholders are also entitled to elect the smallest number of directors onto the applicable Fund’s board of directors that would constitute a majority if dividends on the

VMTP Shares are not paid for a period of two years. VMTP Shareholders are also generally entitled to a separate class vote to amend the VMTP Shares’ governing document as long as such amendment does not adversely affect the rights of holders of other classes of shares. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding VMTP Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the VMTP Shares, (b) change the respective fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

FINANCIAL HIGHLIGHTS

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

The Financial Highlights table is intended to help you understand BKN’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BKN. The total returns in the table represent the rate an investor would have earned or lost on an investment in BKN (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BKN’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BKN’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in BKN’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

BKN Financial Highlights

(For a share outstanding throughout each period)

	BKN
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23		Period from 05/01/22 to 07/31/22		Year Ended 04/30/22		Year Ended 04/30/21		Year Ended 04/30/20
Net asset value, beginning of period	$13.07		$13.21		$13.86		$13.79		$16.71		$14.89		$15.75

Net investment income(a)	0.26		0.47		0.52		0.16		0.74		0.81		0.71
Net realized and unrealized gain (loss)	(0.32)		(0.00)(b)		(0.59)		0.11		(2.84)		1.80		(0.88)

Net increase (decrease) from investment operations	(0.06)		0.47		(0.07)		0.27		(2.10)		2.61		(0.17)

Distributions to Common Shareholders(c)
From net investment income	(0.34)(d)		(0.52)		(0.50)		(0.20)		(0.82)		(0.79)		(0.69)
Return of capital	—		(0.09)		(0.08)		—		—		—		—

Total distributions to Common Shareholders	(0.34)		(0.61)		(0.58)		(0.20)		(0.82)		(0.79)		(0.69)

Net asset value, end of period	$12.67		$13.07		$13.21		$13.86		$13.79		$16.71		$14.89

Market price, end of period	$11.49		$12.19		$11.75		$14.61		$15.14		$19.20		$14.75

Total Return Applicable to Common Shareholders(e)
Based on net asset value	(0.30)%(f)		4.28%		(0.06)%		1.98%(f)		(13.23)%		17.68%		(1.16)%

Based on market price	(3.06)%(f)		9.34%		(15.67)%		(2.09)%(f)		(17.09)%		36.51%		7.77%

Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.08%(h)(i)(j)		3.31%(i)		3.40%		2.33%(h)(k)		1.52%		1.53%		2.31%

Total expenses after fees waived and/or reimbursed	2.97%(h)(i)(j)		3.25%(i)		3.40%		2.32%(h)(k)		1.52%		1.53%		2.31%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs and reorganization costs(l)	0.79%(h)		0.84%(i)		0.93%(k)		0.99%(h)(k)		0.92%		0.93%		0.93%

Net investment income to Common Shareholders	4.02%(h)		3.68%		3.96%		4.80%(h)		4.56%		4.93%		4.39%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$217,969		$224,816		$230,377		$243,842		$237,646		$287,404		$255,884

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$67,800		$67,800		$125,900		$125,900		$125,900		$125,900		$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$269,351	(m)	$318,920	(m)	$273,583	(m)	$243,263	(m)	$288,757	(n)	$328,280	(n)	$303,244	(n)

TOB Trust Certificates, end of period (000)	$60,908		$34,893		$6,819		$44,306		$47,151		$54,214		$56,112

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$5,692		$9,386		$53,248		$9,345		N/A		N/A		N/A

Portfolio turnover rate	8%		42%		31%		9%		17%		10%		16%

(a)	Based on average Common Shares outstanding.
(b)	Amount is greater than $(0.005) per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.09% and 2.98%, respectively.

(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.07% and 2.96%, respectively.
(k)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.38%, 2.37% and 1.04%, respectively.

(l)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(o)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	BKN
	Year Ended April 30,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$15.26		$15.39	$16.83	$16.09	$15.34

Net investment income(a)	0.71		0.73	0.79	0.88	0.90
Net realized and unrealized gain (loss)	0.46		0.02	(1.12)	0.77	0.80

Net increase (decrease) from investment operations	1.17		0.75	(0.33)	1.65	1.70

Distributions to Common Shareholders(b)
From net investment income	(0.68)		(0.73)	(0.85)	(0.91)	(0.95)
From net realized gain	(0.00	)(c)	(0.15)	(0.26)	—	—

Total distributions to Common Shareholders	(0.68)		(0.88)	(1.11)	(0.91)	(0.95)

Net asset value, end of year	$15.75		$15.26	$15.39	$16.83	$16.09

Market price, end of year	$14.31		$13.57	$14.59	$16.94	$15.60

Total Return Applicable to Common Shareholders(d)
Based on net asset value	8.45%		5.34%	(1.84)%	10.92%	11.43%

Based on market price	10.81%		(1.20)%	(7.55)%	15.15%	11.52%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.53%		2.12%	1.84%	1.46%	1.46%

Total expenses after fees waived and/or reimbursed and paid indirectly	2.53%		2.11%	1.84%	1.46%	1.45%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(e)	0.94%		0.90%	0.90%	0.89%	0.90%

Net investment income to Common Shareholders	4.64%		4.64%	4.87%	5.48%	5.61%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$270,707		$262,198	$264,551	$289,003	$276,308

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900		$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$315,017		$308,259	$310,128	$329,549	$319,467

Borrowings outstanding, end of year (000)	$51,999		$41,043	$30,783	$31,286	$28,685

Portfolio turnover rate	29%		31%	36%	28%	37%

(a)Based on average Common Shares outstanding.
(b)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)Amount is greater than $(0.005) per share.

(d)Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock MuniYield Fund, Inc. (MYD)

The Financial Highlights table is intended to help you understand MYD’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MYD. The total returns in the table represent the rate an investor would have earned or lost on an investment in MYD (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, MYD’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in MYD’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in MYD’s most recent Semi-Annual Report, each of which is available upon request.

Please see next page for Financial Highlights Table

MYD Financial Highlights

(For a share outstanding throughout each period)

	MYD
	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of period	$12.14	$12.14	$12.73	$12.62	$15.26	$13.38	$14.56

Net investment income(a)	0.24	0.46	0.46	0.14	0.64	0.69	0.66
Net realized and unrealized gain (loss)	(0.26)	0.11	(0.56)	0.12	(2.63)	1.86	(1.16)

Net increase (decrease) from investment operations	(0.02)	0.57	(0.10)	0.26	(1.99)	2.55	(0.50)

Distributions to Common Shareholders(b)
From net investment income	(0.32)(c)	(0.51)	(0.42)	(0.15)	(0.65)	(0.67)	(0.68)
Return of capital	—	(0.06)	(0.07)	—	—	—	—

Total distributions to Common Shareholders	(0.32)	(0.57)	(0.49)	(0.15)	(0.65)	(0.67)	(0.68)

Net asset value, end of period	$11.80	$12.14	$12.14	$12.73	$12.62	$15.26	$13.38

Market price, end of period	$10.68	$10.99	$10.50	$11.72	$11.43	$14.62	$12.29

Total Return Applicable to Common Shareholders(d)
Based on net asset value	0.06%(e)	5.50%	(0.08)%	2.21%(e)	(13.39)%	19.61%	(3.66)%

Based on market price	0.04%(e)	10.43%	(6.13)%	3.90%(e)	(18.13)%	24.76%	(8.94)%

Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.25%(g)(h)(i)	3.18	2.75%	1.87%(g)(j)	1.35%	1.36%	2.07%

Total expenses after fees waived and/or reimbursed	3.23%(g)(h)(i)	3.15%	2.75%	1.87%(g)(j)	1.35%	1.36%	2.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(k)(l)	1.02%(g)	0.83%	0.85%	0.89%(g)(j)	0.86%	0.87%	0.85%

Net investment income to Common Shareholders	4.00%(g)	3.87%	3.86%	4.47%(g)	4.26%	4.66%	4.49%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$539,823	$554,991	$563,470	$597,369	$592,131	$715,876	$627,798

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400	$251,400	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$257,860(m)	$283,324(m)	$310,951(m)	$262,525(m)	$335,533(n)	$384,756(n)	349,719(n)

TOB Trust Certificates, end of period (000)	$90,563	$51,338	$15,710	$116,156	$137,078	$145,316	$147,785

Asset coverage per $1,000 of TOB Trust Certificates, end of period(o)	$9,734	$16,702	$52,852	$8,305	N/A	N/A	N/A

Portfolio turnover rate	10%	43%	46%	4%	14%	14%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.25% and 3.23%, respectively.

(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.24% and 3.22%, respectively.
(j)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.89%, 1.89% and 0.91%, respectively.

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Expense ratios	0.86%	0.82%	0.84%	0.88%	0.85%	0.86%	0.85%

(m)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(o)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	MYD
	Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.38	$14.71	$15.61	$15.29	$14.71

Net investment income(a)	0.73	0.79	0.84	0.90	0.91
Net realized and unrealized gain (loss)	0.17	(0.30)	(0.87)	0.35	0.62

Net increase (decrease) from investment operations	0.90	0.49	(0.03)	1.25	1.53

Distributions to Common Shareholders from net investment income(b)	(0.72)	(0.82)	(0.87)	(0.93)	(0.95)

Net asset value, end of year	$14.56	$14.38	$14.71	$15.61	$15.29

Market price, end of year	$14.15	$13.12	$14.75	$15.73	$14.91

Total Return Applicable to Common Shareholders(c)
Based on net asset value	6.80%	3.47%	(0.16)%	8.81%	10.91%

Based on market price	13.76%	(5.85)%	(0.65)%	12.36%	12.51%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.27%	2.00%	1.75%	1.39%	1.37%

Total expenses after fees waived and/or reimbursed	2.27%	2.00%	1.75%	1.39%	1.36%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(d)(e)	0.88%	0.89%	0.89%	0.88%	0.89%

Net investment income to Common Shareholders	5.10%	5.33%	5.52%	5.91%	5.94%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$682,832	$674,077	$687,869	$728,621	$713,237

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$371,612	$368,129	$373,615	$389,825	$383,706

Borrowings outstanding, end of year (000)	$136,925	$167,150	$168,316	$173,776	$163,621

Portfolio turnover rate	17%	9%	10%	9%	11%

(a)Based on average Common Shares outstanding.
(b)Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended April 30,
	2019	2018	2017	2016	2015
Expense ratios	0.88%	0.88%	0.89%	0.88%	0.88%

BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Financial Highlights table is intended to help you understand MQT’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MQT. The total returns in the table represent the rate an investor would have earned or lost on an investment in MQT (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, MQT’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in MQT’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in MQT’s most recent Semi-Annual Report, each of, which is available upon request.

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MQT Financial Highlights

	MQT
	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of period	$11.65	$11.71	$12.30	$12.17	$14.58	$13.02	$13.77

Net investment income(a)	0.23	0.43	0.45	0.14	0.62	0.65	0.57
Net realized and unrealized gain (loss)	(0.27)	0.04	(0.56)	0.15	(2.38)	1.53	(0.78)

Net increase (decrease) from investment operations	(0.04)	0.47	(0.11)	0.29	(1.76)	2.18	(0.21)

Distributions to Common Shareholders(b)
From net investment income	(0.30)(c)	(0.47)	(0.45)	(0.16)	(0.65)	(0.62)	(0.54)
Return of capital	—	(0.06)	(0.03)	—	—	—	—

Total distributions to Common Shareholders	(0.30)	(0.53)	(0.48)	(016)	(0.65)	(0.62)	(0.54)

Net asset value, end of period	$11.31	$11.65	$11.71	$12.30	$12.17	$14.58	$13.02

Market price, end of period	$10.18	$10.52	$10.17	$11.94	$11.08	$13.92	$11.99

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.09)%(e)	4.87%	(0.25)%	2.45%(e)	(12.49)%	17.24%	(1.41)%

Based on market price	(0.41)%(e)	9.03%	(10.76)%	9.24%(e)	(16.55)%	21.55%	1.97%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.10%(g)(h)(i)	3.27	3.14%	2.21%(g)(j)	1.46%	1.47%	2.29%

Total expenses after fees waived and/or reimbursed	2.98%(g)(h)(i)	3.21%	3/14%	2.20%(g)(j))	1.46%	1.47%	2.29%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(k)	0.78%(g)	0.81%	0.90%	0.97%(g)(j)	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	3.99%(g)	3.74%	3.91%	4.66%(g)	4.38%	4.57%	4.04%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$250,619	$258,093	$262,314	$277,927	$275,030	$328,873	$293,673

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,600	$78,600	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$270,327(l)	$309,251(l)	$291,013(l))	$247,340(l)	$336,077(m)	$382,294(m)	352,080(m)

TOB Trust Certificates, end of period (000)	$68,540	$44,741	$20,828	$72,129	$76,171	$80,614	$82,178

Asset coverage per $1,000 of TOB Trust Certificates, end of period(q)	$5,803	$8,525	$19,188	$6,468	N/A	N/A	N/A

Portfolio turnover rate	13%	42%	41%	8%	16%	8%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.11% and 2.99%, respectively.

(i)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.09% and 2.97%, respectively.
(j)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.25%, 2.25% and 1.01%, respectively.

(k)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(l)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	MQT
	Year Ended April 30,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$13.37	$13.69	$14.45	$14.18	$13.78

Net investment income(a)	0.60	0.66	0.73	0.79	0.80
Net realized and unrealized gain (loss)	0.39	(0.29)	(0.74)	0.30	0.45

Net increase (decrease) from investment operations	0.99	0.37	(0.01)	1.09	1.25

Distributions to Common Shareholders from net investment income(b)	(0.59)	(0.69)	(0.75)	(0.82)	(0.85)

Net asset value, end of year	$13.77	$13.37	$13.69	$14.45	$14.18

Market price, end of year	$12.26	$11.98	$12.94	$14.33	$13.44

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.21%	3.01%	0.12%	8.48%	9.70%

Based on market price	7.52%	(2.35)%	(4.57)%	13.42%	10.98%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.59%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed	2.58%	2.10%	1.79%	1.48%	1.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.95%	0.92%	0.90%	0.91%	0.92%

Net investment income to Common Shareholders	4.47%	4.75%	5.13%	5.60%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$310,611	$301,697	$308,707	$326,072	$319,848

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$366,619	$358,967	$364,984	$379,890	$374,548

Borrowings outstanding, end of year (000)	$90,517	$87,513	$72,634	$75,273	$78,851

Portfolio turnover rate	22%	21%	13%	10%	13%

(a) Based on average Common Shares outstanding.

(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

BlackRock Virginia Municipal Bond Trust (BHV)

The Financial Highlights table is intended to help you understand BHV’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of BHV. The total returns in the table represent the rate an investor would have earned or lost on an investment in BHV (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, BHV’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in BHV’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in BHV’s most recent Semi-Annual Report, each of, which is available upon request.

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BHV Financial Highlights

	BHV
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19
Net asset value, beginning of period	$12.48		$12.44		$13.32	$15.73		$15.38	$15.64	$14.97

Net investment income(a)	0.18		0.29		0.35	0.46		0.54	0.55	0.58
Net realized and unrealized gain (loss)	(0.22)		0.17		(0.85)	(2.37)		0.36	(0.26)	0.74

Net increase (decrease) from investment operations	(0.04)		0.46		(0.50)	(1.91)		0.90	0.29	1.32

Distributions to Common Shareholders(b)
From net investment income	(0.29	)(c)	(0.38)		(0.32)	(0.50)		(0.55)	(0.55)	(0.65)
Return of capital	—		(0.04)		(0.06)	—		—	—	—

Total distributions to Common Shareholders	(0.29)		(0.42)		(0.38)	(0.50)		(0.55)	(0.55)	(0.65)

Net asset value, end of period	$12.15		$12.48		$12.44	$13.32		$15.73	$15.38	$15.64

Market price, end of period	$10.94		$11.11		$10.78	$14.41		$18.75	$16.09	$16.54

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.15	)%(e)	4.38%		(3.42)%	(12.61	)%(e)	5.76%	1.87%	8.94%

Based on market price	1.00	%(e)	7.23%		(22.64)%	(20.69	)%(e)	20.50%	0.77%	4.15%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	4.37	%(g)	5.16%(h	)	4.43%	2.60	%(g)(i)	2.28%	2.86%	3.37%

Total expenses after fees waived and/or reimbursed	4.16	%(g)	4.93%(h	)	4.20%	2.38	%(g)(i)	2.06%	2.64%	3.15%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(j)(k)	1.77	%(g)	2.22(h	)%	1.74%	1.55	%(g)(i)	1.43%	1.69%	1.82%

Net investment income to Common Shareholders	2.94	%(g)	2.38%		2.82%	3.52	%(g)	3.49%	3.63%	3.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$19,294		$19,817		$19,956	$21,460		$25,326	$24,728	$25,119

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$11,600		$11,600		$11,600	$11,6700		$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$266,326	(l)	$270,832(l	)	$246,737 (l)	$246,984	(l)	$318,324 (m)	$313,171 (m)	316,539 (m)

TOB Trust Certificates, end of period (000)	$—		$—		$2,000	$3,000		$4,876	$4,876	$5,396

Asset coverage per $1,000 of TOB Trust Certificates, end of period(n)	N/A		N/A		$16,755	$12,003		N/A	N/A	N/A

Portfolio turnover rate	2%		46%		31%	39%		10%	28%	17%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 4.68%, 4.45% and 1.74%, respectively.

(i)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.62%, 2.40% and 1.57%, respectively.

(j)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(k)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19
Expense ratios	1.77%	2.22%	1.74%	1.55%	1.43%	1.40%	1.42%

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(n)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	BHV
	Year Ended August 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.97	$15.75	$16.56	$15.90	$15.95

Net investment income(a)	0.58	0.69	0.78	0.81	0.81
Net realized and unrealized gain (loss)	0.74	(0.69)	(0.83)	0.66	(0.01)

Net increase (decrease) from investment operations	1.32	—	(0.05)	1.47	0.80

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.78)	(0.76)	(0.81)	(0.85)

Net asset value, end of year	$15.64	$14.97	$15.75	$16.56	$15.90

Market price, end of year	$16.54	$16.56	$18.68	$19.14	$16.70

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.94%	(0.20)%	(0.44)%	9.05%	5.02%

Based on market price	4.15%	(6.91)%	2.17%	20.00%	7.61%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	3.37%	2.94%	2.46%	2.16%	1.98%

Total expenses after fees waived and/or reimbursed and paid indirectly	3.15%	2.72%	2.25%	1.95%	1.77%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs(d)(e)	1.82%	1.70%	1.61%	1.70%	1.30%

Net investment income to Common Shareholders	3.88%	4.51%	4.95%	5.00%	5.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$25,119	$24,006	$25,216	$26,462	$25,336

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$11,600	$11,600	$11,600	$11,600	$11,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$316,539	$306,947	$317,375	$328,121	$318,414

Borrowings outstanding, end of year (000)	$5,396	$5,396	$4,360	$3,860	$3,019

Portfolio turnover rate	17%	26%	10%	6%	9%

(a)	Based on average Commons Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees were as follows:

	Year Ended August 31,
	2019	2018	2017	2016	2015
Expense ratios	1.42%	1.32%	1.22%	1.30%	1.23%

BlackRock MuniYield Pennsylvania Quality Fund (MPA)

The Financial Highlights table is intended to help you understand MPA’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of MPA. The total returns in the table represent the rate an investor would have earned or lost on an investment in MPA (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, MPA’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in MPA’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in MPA’s most recent Semi-Annual Report, each of which is available upon request.

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MPA Financial Highlights

	MPA
	Six Months Ended 01/31/25 (unaudited)		Year Ended 07/31/24		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20
Net asset value, beginning of period	$13.04		$13.09		$13.92	$16.64	$16.09	$16.06

Net investment income(a)	0.22		0.38		0.40	0.59	0.69	0.65
Net realized and unrealized gain (loss)	(0.05)		0.13		(0.76)	(2.65)	0.52	(0.05)

Net increase (decrease) from investment operations	0.17		0.51		(0.36)	(2.06)	1.21	0.60

Distributions to Common Shareholders(b)
From net investment income	(0.40	)(c)	(0.45)		(0.40)	(0.66)	(0.66)	(0.57)
Return of capital	—		(0.11)		(0.07)	—	—	—

Total distributions to Common Shareholders	(0.40)		(0.56)		(0.47)	(0.66)	(0.66)	(0.57)

Net asset value, end of period	$12.81		$13.04		$13.09	$13.92	$16.64	$16.09

Market price, end of period	$11.83		$12.35		$11.69	$13.54	$16.23	$14.09

Total Return Applicable to Common Shareholders(d)
Based on net asset value	1.47	%(e)	4.43%		(2.05)%	(12.45)%	8.09%	4.33%

Based on market price	(1.06	)%(e)	10.75%		(10.08)%	(12.69)%	20.40%	3.47%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.14	%(g)	3.52	%(h)	3.02%	1.63%	1.48%	2.13%

Total expenses after fees waived and/or reimbursed	3.06	%(g)	3.47	%(h)	3.01%	1.63%	1.48%	2.12%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)(j)	0.83	%(g)	1.07	(h)%	0.95%	1.24%	1.25%	1.23%

Net investment income to Common Shareholders	3.40	%(g)	2.94%		3.10%	3.85%	4.24%	4.08%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$165,875		$168,804		$170,467	$21,460	$185,332	$221,384

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$82,600		$82,600		$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$270,403	(k)	$287,227	(k)	$276,357 (k)	$248,524 (k)	$368,019 (l)	$359,268 (l)

TOB Trust Certificates, end of period (000)	$14,743		$7,560		$14,060	$42,183	$44,012	$54,482

Asset coverage per $1,000 of TOB Trust Certificates, end of period(m)	$17,840		$34,227		$18,983	$7,346	N/A	N/A

Portfolio turnover rate	12%		18%		31%	18	13%	12%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 3.33%, 3.28% and 0.88%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20
Expense ratios	0.83%	1.07%	0.95%	0.93%	0.92%	0.93%

(k)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(l)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(m)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	MPA
	Year Ended July 31,
	2019		2018	2017	2016	2015
Net asset value, beginning of year	$15.27		$15.74	$16.76	$15.77	$15.77

Net investment income(a)	0.63		0.71	0.76	0.80	0.81
Net realized and unrealized gain (loss)	0.80		(0.47)	(1.03)	1.02	0.07

Net increase (decrease) from investment operations	1.43		0.24	(0.27)	1.82	0.88

Distributions to Common Shareholders from net investment income(b)	(0.64)		(0.71)	(0.75)	(0.83)	(0.88)

Net asset value, end of year	$16.06		$15.27	$15.74	$16.76	$15.77

Market price, end of year	$14.18		$13.26	$14.69	$16.07	$13.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	10.32%		2.09	(1.20)%	12.38%	6.33%

Based on market price	12.18%		(5.01)%	(3.83)%	25.87%	3.34%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.55%		2.26%	1.91%	1.46%	1.54	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly	2.55%		2.26%	1.91%	1.46%	1.54	%(d)

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense, fees and amortization of offering costs (e)	0.99	%(f)	0.95%	0.94%	0.89%	0.96	%(d)

Net investment income to Common Shareholders	4.11%		4.56%	4.83%	4.98%	5.05%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$214,359		$203,956	$210,170	$223,738	$210,549

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$82,600		$82,600	$82,600	$82,600	$82,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$359,514		$346,921	$354,444	$370,869	$354,901

Borrowings outstanding, end of year (000)	$52,814		$58,176	$55,826	$48,710	$28,468

Portfolio turnover rate	21%		21%	15%	17%	21%

(a) Based on average Common Shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Includes reorganization costs associated with the Fund’s reorganization. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and/or paid indirectly and total expenses after fees waived and/or reimbursed and/or paid indirectly and excluding interest expense, fees and amortization of offering costs would have been 1.40%, 1.40% and 0.91%, respectively.

(e) Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f) The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.96%.

BlackRock MuniYield Quality Fund, Inc. (MQY)

The Financial Highlights table is intended to help you understand the Acquiring Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single common share of the Acquiring Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Acquiring Fund (assuming reinvestment of all dividends and/or distributions, if applicable). The information for the six month period ended January 31, 2025 is unaudited. The information for the remaining periods shown has been audited by Deloitte & Touche LLP, MQY’s independent registered public accounting firm. Financial statements for the fiscal year ended July 31, 2024 and the Report of the Independent Registered Public Accounting Firm thereon appear in the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2024 and financial statements for the six-month period ended January 31, 2025 appear in the Acquiring Fund’s most recent Semi-Annual Report, each of which is available upon request.

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The Acquiring Fund (MQY) Financial Highlights

	MQY
	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Net asset value, beginning of period	$13.20	$13.22	$13.89	$13.74	$16.57	$14.79	$15.67

Net investment income(a)	0.26	0.50	0.54	0.16	0.72	0.75	0.67
Net realized and unrealized gain (loss)	(0.29)	0.12	(0.64)	0.17	(2.79)	1.80	(0.91)

Net increase (decrease) from investment operations	(0.03)	0.62	(0.10)	0.33	(2.07)	2.55	(0.24)

Distributions to Common Shareholders(b)
From net investment income	(0.35)(c)	(0.56)	(0.51)	(0.18)	(0.76)	(0.77)	(0.64)
Return of capital	—	(0.08)	(0.06)	—	—	—	—

Total distributions to Common Shareholders	(0.35)	(0.64)	(0.57)	(0.18)	(0.76)	(0.77)	(0.64)

Net asset value, end of period	$12.82	$13.20	$13.22	$13.89	$13.74	$16.57	$14.79

Market price, end of period	$11.88	$12.39	$11.86	$13.12	$12.80	$15.92	$13.88

Total Return Applicable to Common Shareholders(d)
Based on net asset value	(0.14)%(e)	5.38%(f)	(0.11)%	2.44%(e)	(12.93)%	17.56%	(1.44)%

Based on market price	(1.41)%(e)	10.25%	(5.12)%	3.86%(e)	(15.58)%	20.35%	3.60%

Ratios to Average Net Assets Applicable to Common Shareholders(g)
Total expenses	3.13%(h)(i) (j)	3.20	2.85%	1.90%(h)(k)	1.33%	1.48%(l)	2.20%

Total expenses after fees waived and/or reimbursed	3.10%(h)(i) (j)	3.17%	2.85%	1.90%(h)(k)	1.33%	1.47%(l)	2.20%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(m)(n)	1.23%(h)	0.88%	0.86%	0.89%(h)(k)	0.85%	0.95%(l)	0.90%

Net investment income to Common Shareholders	3.89%(h)	3.90%	4.11%	4.84%(h)	4.45%	4.64%	4.15%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$920,664	$948,409	$960,317	$1,017,461	$1,006,613	$1,212,632	$454,276

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$450,300	$450,300	$450,300	$450,300	$450,300	$450,300	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$268,699(o)	$284,531(o)	$289,952(o)	$253,932(o)	$323,543(p)	$369,294(p)	357,235(p)

TOB Trust Certificates, end of period (000)	$95,445	$63,655	$55,257	$210,679	$230,928	$268,075	$129,475

Asset coverage per $1,000 of TOB Trust Certificates, end of period(q)	$15,355	$22,959	$26,527	$7,966	N/A	N/A	N/A

Portfolio turnover rate	13%	39%	37%	8%	17%	8%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Includes payment from an affiliate, which had no impact on the Fund’s total return.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)

Reorganization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses and total expenses after fees waived and/or reimbursed would have been 3.14% and 3.11%, respectively.

(j)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.12% 3.10%, respectively.
(k)

Audit and printing costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 1.92%, 1.92% and 0.92%, respectively.

(l)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%, 1.41% and 0.90%, respectively.

(m)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(n)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/25 (unaudited)	Year Ended 07/31/24	Year Ended 07/31/23	Period from 05/01/22 to 07/31/22	Year Ended 04/30/22	Year Ended 04/30/21	Year Ended 04/30/20
Expense ratios	0.82%	0.82%	0.86%	0.89%	0.85%	0.94%	0.90%

(o) Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(p)

Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares) from the Fund’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(q)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including VRDP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

	MQY
	Year Ended April 30,
	2019	2018	2017	2016	2015

Net asset value, beginning of year	$15.22	$15.56	$16.47	$16.12	$15.73

Net investment income(a)	0.69	0.77	0.85	0.90	0.92
Net realized and unrealized gain (loss)	0.47	(0.29)	(0.89)	0.40	0.43

Net increase (decrease) from investment operations	1.16	0.48	(0.04)	1.30	1.35

Distributions to Common Shareholders(b)
From net investment income	(0.69)	(0.82)	(0.87)	(0.95)	(0.96)
From net realized gain	(0.02)	—	—	—	—

Total distributions	(0.71)	(0.82)	(0.87)	(0.95)	(0.96)

Net asset value, end of year	$15.67	$15.22	$15.56	$16.47	$16.12

Market price, end of year	$13.99	$13.83	$15.14	$16.56	$15.52

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.42%	3.28%	(0.12)%	8.61%	9.09%

Based on market price	6.53%	(3.55)%	(3.34)%	13.35%	11.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed	2.48%	2.05%	1.74%	1.47%	1.46%

Total expenses after fees waived and/or reimbursed and excluding interest expense fees, and amortization of offering costs(d)(e)	0.93%	0.91%	0.89%	1.09%	1.25%

Net investment income to Common Shareholders	4.55%	4.91%	5.28%	5.62%	5.65%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$481,212	$467,334	$477,758	$505,367	$494,475

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$176,600	$176,600	$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$372,487	$364,628	$370,531	$386,165	$379,997

Borrowings outstanding, end of year (000)	$134,198	$139,144	$119,144	$112,111	$114,962

Portfolio turnover rate	21%	20%	13%	10%	14%

(a) Based on average Common Shares outstanding.
(b) Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c) Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d) Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e) The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2019	2018	2017	2016	2015
0.93%	0.91%	0.89%	0.92%	0.89%

DIVIDENDS AND DISTRIBUTIONS

General

The Acquiring Fund’s dividend and distribution policy with respect to common shares will be the Combined Fund’s dividend and distribution policy with respect to common shares. BKN’s, MYD’s, MQT’s, BHV’s and MPA’s dividend and distribution policy with respect to common shares is identical as that of the Acquiring Fund. The Acquiring Fund intends to make regular monthly cash distributions of all or a portion of its net investment income, after payment of dividends on the Acquiring Fund’s preferred shares outstanding, to holders of the Acquiring Fund’s common shares, except as described below in “—Undistributed Net Investment Income.” The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its common shareholders on a pro rata basis in the year for which such capital gains and other income is realized.

Various factors will affect the level of the Acquiring Fund’s net investment income, such as its asset mix, portfolio turnover level, performance of its investments, level of retained earnings, the amount of leverage utilized by the Acquiring Fund and the effects thereof, the costs of such leverage, the movement of interest rates and general market conditions. In addition, the Combined Fund’s future earnings will vary depending upon the combination of completed Reorganizations. These factors, among others, may result in the Combined Fund’s level of net investment income being different from the level of net investment income for any of the individual Funds if the Reorganizations were not completed. To permit the Acquiring Fund to maintain more stable monthly distributions and to the extent consistent with the distribution requirements imposed on regulated investment companies by the Code, the Acquiring Fund may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Acquiring Fund during that month. The amount of undistributed income paid by the Acquiring Fund for any particular month may vary from time to time. The portion of a Combined Fund’s monthly distribution that consists of undistributed income may be greater than any individual Fund prior to the Reorganizations for any particular month. Undistributed earnings will increase the Acquiring Fund’s NAV and, correspondingly, distributions from undistributed earnings and from capital, if any, will reduce the Acquiring Fund’s NAV.

Acquiring Fund common shareholders will automatically have all dividends and distributions reinvested in common shares issued by the Acquiring Fund or Acquiring Fund common shares purchased in the open market in accordance with the Acquiring Fund’s Automatic Dividend Reinvestment Plan, unless an election is made to receive cash. For information concerning the manner in which dividends and distributions to holders of the Acquiring Fund common shares may be reinvested automatically in the Acquiring Fund common shares, see “Automatic Dividend Reinvestment Plan.”

Undistributed Net Investment Income

If the Reorganizations are approved by shareholders, then the greater of (1) substantially all of the undistributed net investment income, if any, or (2) the monthly distribution of each Fund is expected to be declared to such Fund’s common shareholders prior to the Closing Date (the “Pre-Reorganization Declared UNII Distributions”). The declaration date, ex-dividend date (the “Ex-Dividend Date”) and record date of the Pre-Reorganization Declared UNII Distributions will occur prior to the Closing Date. However, all or a significant portion of the Pre-Reorganization Declared UNII Distributions may be paid in one or more distributions to common shareholders of the Funds entitled to such Pre-Reorganization Declared UNII Distributions after the Closing Date. Former BKN, MYD, MQT, BHV and MPA shareholders entitled to such Pre-Reorganization Declared UNII Distributions paid after the Closing Date will receive such distributions in cash for a partial month post-Reorganization.

Persons who purchase common shares of any of the Funds on or after the Ex-Dividend Date for the Pre-Reorganization Declared UNII Distributions should not expect to receive any distributions from any Fund until distributions, if any, are declared by the Board of the Combined Fund and paid to shareholders entitled to any such distributions. No such distributions are expected to be paid by the Combined Fund until at least approximately one month following the Closing Date.

Additionally, the Acquiring Fund, in order to seek to provide its common shareholders with distribution rate stability, may include in its Pre-Reorganization Declared UNII Distribution amounts in excess of its undistributed net investment income and net investment income accrued through the Closing Date. This would result in the Acquiring Fund issuing incrementally more common shares in the Reorganizations since its NAV as of the business day prior to the Closing Date of the Reorganizations would be lower relative to a scenario where such excess amounts were not included in the Acquiring Fund’s Pre-Reorganization Declared UNII Distribution.

To the extent any Pre-Reorganization Declared UNII Distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

Restrictions on Distributions to Common Shares

While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its common shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid and (ii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Acquiring Fund, is at least 200% (as required by the 1940 Act) of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis). This limitation on the Acquiring Fund’s ability to make distributions on its common shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the holders of the preferred shares in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.

Tax Treatment of Distributions

The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of the Acquiring Fund’s investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually.

The final tax characterization of distributions is determined after the end of the Acquiring Fund’s fiscal year and is reported to shareholders on Form 1099. Distributions will be characterized as tax-exempt interest income, ordinary income, capital gains and/or return of capital. The Acquiring Fund’s net investment income or net realized capital gains may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Acquiring Fund’s current and accumulated earnings and profits in the current fiscal year, the excess may be treated as a return of capital. A return of capital distribution does not necessarily reflect the Acquiring Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ A return of capital is a return of a portion of an investor’s original investment. A return of capital is generally not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for income tax purposes when the final determination of the source and character of the distributions is made.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Pursuant to the Acquiring Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), common shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Acquiring Fund’s common shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After the Acquiring Fund declares a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Acquiring Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Acquiring Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the NAV per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Acquiring Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

The Acquiring Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Acquiring Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQT and MYD that request a sale of shares are subject to a $0.02 per share brokerage commission. Participants in BKN, BHV and MPA and the Acquiring Fund that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

CERTAIN PROVISIONS OF THE CHARTERS AND BYLAWS

Certain Provisions in the Charter and Bylaws of BKN

BKN’s charter and bylaws include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BKN or to change the composition of the Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over BKN. Such attempts could have the effect of increasing the expenses of BKN and disrupting the normal operation of BKN.

Pursuant to BKN’s charter, the Board is divided into three classes. At each annual meeting of shareholders or special meeting in lieu thereof the term of only one class of Board Members expires and only the Board Members in that one class stand for re-election. Board Members standing for election at an annual meeting of shareholders or special meeting in lieu thereof are elected to a three-year term. These provisions of BKN’s charter could delay for up to two years the replacement of a majority of the Board. Pursuant to BKN’s charter, a Board Member may be removed from office with cause but only by a vote of the holders of at least 75% of the shares of capital stock of BKN then entitled to vote for the election of the respective Board Member, and any vacancy on the Board that results from an increase in the number of Board Members may be filled by a majority of the entire Board, provided that a quorum is present, and any other vacancy occurring in the Board may be filled by a majority of the Board Members then in office, whether or not sufficient to constitute a quorum.

BKN’s charter also provides that the outstanding preferred shares of the BKN, including VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of the BKN, are entitled to elect two Board Members at any annual meeting in which Board Members are elected.

In addition, conversion of BKN to an open-end investment company would require an amendment to BKN’s charter. The amendment would have to be declared advisable by the Board prior to its submission to shareholders. Pursuant to BKN’s charter, such an amendment would require the favorable vote of a majority of the total number of Board Members fixed in accordance with the Bylaws and the favorable vote of the holders of at least 75% of BKN’s outstanding shares of capital stock (including preferred stock) entitled to be voted on the matter, voting as a single class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If BKN is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Stock would no longer be listed on a stock exchange. Conversion to an open-end investment company would also require redemption of all outstanding Preferred Stock and would require changes in certain of BKN’s investment policies and restrictions, such as those relating to the issuance of senior securities, the borrowing of money and the purchase of illiquid securities. Reference should be made to the charter on file with the SEC for the full text of such provision.

The charter and Bylaws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any provision of the Bylaws (except for any provision thereof specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the charter, nor the foregoing provision of the charter requiring the affirmative vote of 75% of shares of capital stock of BKN, can be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the charter on file with the SEC for the full text of these provisions.

BKN’s Bylaws generally require that advance notice be given to BKN in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of BKN not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting

(subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three indpendent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws by provision in its (A) charter or (B) bylaws or a resolution of its board of directors, and documented pursuant to the filing of articles supplementary. Under the applicable statute, a board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum ; (iv) classify itself without the vote of the shareholders; and (v) provide that a special meeting of shareholders may be called by the secretary of such corporation only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without shareholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. BKN is not prohibited from implementing any or all of the statute.

Pursuant to BKN’s Bylaws, resolutions of its Board and filings of articles supplementary, BKN has elected to be subject to specific provisions of the statute such that all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Board Member, may be filled only by the affirmative vote of a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum, and any Board Member so elected shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

Under Subtitle 6 of Title 3 of the Maryland General Corporation Law (the “Business Combination Act”), once a corporation has at least 100 beneficial owners of its capital stock and subject to certain limited exceptions, “business combinations” between a Maryland corporation and an interested shareholder or an affiliate of an interested shareholder are prohibited for five years after the most recent date on which the interested shareholder becomes an interested shareholder. BKN’s charter expressly elects that BKN is subject to the restrictions under the Business Combination Act, notwithstanding a provision of the Business Combination Act that would otherwise exempt corporations registered under the Investment Company Act as a closed end investment company. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested shareholder is defined as (i) any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or (ii) an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then-outstanding voting stock of the corporation. After the five-year prohibition, any business combination between the corporation and an interested shareholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least (i) 80% of the votes entitled to be case by holders of the outstanding shares of voting stock of the corporation; and (ii) two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested shareholder. These super-majority vote requirements do not apply if the corporation’s common shareholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested shareholder for its shares. The Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested shareholder becomes an interested shareholder.

Certain Provisions in the Charter and Bylaws of MYD

MYD’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of MYD or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of MYD. Such attempts could have the effect of increasing the expenses of MYD and disrupting the normal operation of MYD.

The Board of Board Members is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Board Members.

A Board Member may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

MYD’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of MYD, are entitled to elect two Board Members of MYD at all times.

The charter requires the favorable vote of the holders of at least 66 2/3% of MYD’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of MYD with any other corporation;

•	a sale of all or substantially all of MYD’s assets (other than in the regular course of MYD’s investment activities); or

•	a liquidation or dissolution of MYD;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding capital stock of MYD entitled to vote thereon is required, in addition to any voting rights of holders of any outstanding preferred shares, voting as a separate class.

In addition, conversion of MYD to an open-end investment company would require an amendment to MYD’s charter. The amendment would have to be declared advisable by the Board prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of MYD’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Board Members fixed in accordance with the Bylaws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If MYD is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on a stock exchange. Reference should be made to the charter on file with the SEC for the full text of such provision.

The charter and Bylaws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the charter, nor certain other provisions of the charter, including any of the foregoing provisions of the charter requiring the affirmative vote of 66 2/3% of shares of capital stock of MYD, can be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the charter on file with the SEC for the full text of these provisions.

The Fund’s Bylaws generally require that advance notice be given to MYD in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of MYD not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three indpendent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws by provision in its (A) charter or (B) bylaws or a resolution of its board of directors, and documented pursuant to the filing of articles supplementary. Under the applicable statute, a board of directors may classify itself without the vote of shareholders. Further, the board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum; (iv) classify itself without the vote of the shareholders; and (v) provide that a special meeting of shareholders may be called by the secretary of such corporation only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting.A board of directors may implement all or any of these provisions without amending the charter or bylaws and without shareholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. MYD is not prohibited from implementing any or all of the statute.

Pursuant to MYD’s Bylaws, resolutions of its Board and filings of articles supplementary, MYD has elected to be subject to specific provisions of the statute such that the Board has classified itself and all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Board Member, may be filled only by the affirmative vote of a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum, and any Board Member so elected shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

Certain Provisions in the Charter and Bylaws of MQT

MQT’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of MQT or to change the composition of the Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over MQT. Such attempts could have the effect of increasing the expenses of MQT and disrupting the normal operation of MQT.

The Board Members are divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting one class of Board Members is elected to a three-year term. This provision charter could delay for up to two years the replacement of a majority of the Board Members. A Board Member may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the stock entitled to vote in an election to fill that directorship. MQT’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of MYD, are entitled to elect two Board Members of MYD at all times. The charter requires the favorable vote of the holders of at least 66 2/3% of MQT’s stock to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of MQT with any other corporation;
•	a sale of all or substantially all of MQT’s assets (other than in the regular course of MQT’s investment activities); or
•	a liquidation or dissolution of MQT;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding capital stock of MQT entitled to vote thereon is required, in addition to any voting rights of holders of any outstanding preferred shares, voting as a separate class.

In addition, conversion of MQT to an open-end investment company would require an amendment to MQT’s charter. The amendment would have to be declared advisable by the Board prior to its submission to stockholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of MQT’s outstanding shares of capital stock (including preferred stock) entitled to be voted on the matter, voting as a single class (or a majority of such stock if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Board Members fixed in accordance with the Bylaws), and the affirmative vote of a majority of outstanding Preferred Shares (as defined in the 1940 Act), voting as a separate class. Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the stockholders. Stockholders of an open-end investment company may require the company to redeem their common stock at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. If MQT is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the Common Shares would no longer be listed on a stock exchange. Reference should be made to the charter on file with the SEC for the full text of such provision.

The charter and Bylaws provide that the Board has the power, to the exclusion of stockholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the charter, nor any of the foregoing provisions of the charter requiring the affirmative vote of 66 2/3% of shares of capital stock of MQT, can be amended or repealed except by the vote of such required number of shares. The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to the charter on file with the SEC for the full text of these provisions. MQT’s Bylaws generally require that advance notice be given to MQT in the event a stockholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of stockholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of MQT not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a stockholder must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three indpendent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws by provision in its (A) charter or (B) bylaws or a resolution of its board of directors, and documented pursuant to the filing of articles supplementary. Under the applicable statute, a board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum ; (iv) classify itself without the vote of the shareholders; and (v) provide that a special meeting of shareholders may be called by the secretary of such corporation only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without stockholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. MQT is not prohibited from implementing any or all of the statute.

Pursuant to MQT’s Bylaws, resolutions of its Board and filings of articles supplementary, MQT has elected to be subject to specific provisions of the statute such that the Board has classified itself and all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Board Member, may be filled only by the affirmative vote of a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum , and any Board Member so elected shall hold office for the remainder of the full term of the class of Board Members in which the vacancy occurred.

Certain Provisions in the Agreement and Declaration of Trust and Bylaws of BHV

The Board of BHV is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members for BHV is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees.

A Board Member may be removed from office for cause only, and not without cause, and only by the action of a majority of the remaining Board Members followed by the holders of at least 75% of the shares entitled to vote in an election of such Board Member.

Holders of BHV’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of BHV, are entitled to elect two Board Members of BHV at any annual meeting in which Board Members are elected.

The Agreement and Declaration of Trust requires the affirmative vote or consent of a majority of the Board Members then in office followed by the affirmative vote of the holders of not less than 75% of the outstanding shares of each affected class or series outstanding, voting as a separate class or series, to approve, adopt or authorize certain transactions with five percent-or-greater holders of the outstanding shares of any class or series of shares and their associates, unless 80% of the Board Members by resolution have approved a memorandum of understanding with such holders with respect to and substantially consistent with such transaction, in which case approval by a 1940 Act Majority will be the only vote of the shareholders required. These voting requirements are in addition to any regulatory relief required from the SEC with respect to such transaction. For purposes of these provisions, a five percent-or-greater holder of the outstanding shares of any class or series of shares (a “Principal Shareholder”) refers to any corporation, person or other entity which is the beneficial owner, directly or indirectly, of 5% or more of the outstanding shares of any class or series and shall include any affiliate or associate.

The transactions subject to these special approval requirements are:

•	The merger or consolidation of BHV or any subsidiary of BHV with or into any Principal Shareholder.

•	The issuance of any securities of BHV to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan).

•

The sale, lease or exchange of all or any substantial part of the assets of BHV to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

•

The sale, lease or exchange to BHV or any subsidiary of BHV, in exchange for securities of BHV, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

Except with respect to a merger with a Principal Shareholder, which is subject to the requirements above, BHV may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of BHV’s property, including its good will, upon such terms and conditions and for such consideration when and as authorized by two-thirds of BHV’s Board Members and approved by a 1940 Act Majority of BHV’s shareholders.

The Agreement and Declaration of Trust provides that BHV may be dissolved, after a majority of Board Members have approved a resolution therefor, upon the approval by not less than 75% of the shares of each class or series outstanding and entitled to vote, voting as separate classes or series, unless such resolution has been approved by 80% of the Board Members, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of BHV shall be required.

If any plan of reorganization (as such term is used under the 1940 Act) adversely affects BHV’s preferred shares, including BHV’s VRDP Shares, then such plan of reorganization will require the approval of a 1940 Act Majority of the holders of such preferred shares, including BHV’s VRDP Holders.

Certain Provisions in the Declaration of Trust and Bylaws of MPA

The Board of MPA is not classified. Each Board Member holds offices until the next meeting of shareholders called for the purpose of considering the election or re-election of such Board Member or of a successor to such Board Member, and until his or her successor is elected and qualified. The term of office of a Board Member shall terminate and a vacancy shall occur in the event of the death, resignation, removal bankruptcy, adjudicated incompetence, or other incapacity to perform the duties of the office of the Board Member.

A Board Member may be removed from office only for cause and only (i) by action of at least two-thirds of the outstanding shares of the class or classes of shares that elected the Board Member, or (ii) by written instrument signed by at least two-thirds of the remaining Board Members.

Holders of MPA’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of such Fund, are entitled to elect two Board Members of MPA at all times.

In addition, MPA’s Declaration of Trust requires the favorable vote of the holders of at least two-thirds of the Fund’s outstanding common shares and outstanding preferred shares, then entitled to be voted, voting as a single class, to approve, adopt or authorize the following:

•	a conversion of the Fund from a closed-end investment company to an open-end investment company;
•	a merger or consolidation of the Fund with any corporation or a reorganization or recapitalization;
•	a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities); or
•	a termination of the Fund;

unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members, in which case the affirmative vote of at least a majority of the outstanding common shares and outstanding preferred shares of the Fund, voting as a single class, is required. Except as otherwise may be required by law, in the case of the conversion of MPA from a closed-end investment company to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization (as defined in the 1940 Act) which adversely affects the preferred shares, approval, adoption or authorization of the action in question will also require the affirmative vote of the holders of two-thirds of the preferred shares voting as a separate class; provided however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Board Members.

Certain Provisions in the Charter and Bylaws of the Acquiring Fund

The Acquiring Fund’s charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Acquiring Fund or to change the composition of its Board and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control of the Acquiring Fund. Such attempts could have the effect of increasing the expenses of the Acquiring Fund and disrupting the normal operation of the Acquiring Fund.

The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Board Members is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board.

A Board Member may be removed from office with or without cause but only by vote of the holders of at least 66 2/3% of the shares entitled to vote in an election to fill that directorship.

The Acquiring Fund’s outstanding preferred shares, including VRDP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of the Acquiring Fund, are entitled to elect two Board Members of the Acquiring Fund at all times.

The charter requires the favorable vote of the holders of at least 66 2/3% of the Acquiring Fund’s shares to approve, adopt or authorize the following:

•	a merger or consolidation or statutory share exchange of the Acquiring Fund with any other corporation;

•	a sale of all or substantially all of the Acquiring Fund’s assets (other than in the regular course of the Acquiring Fund’s investment activities); or

•	a liquidation or dissolution of the Acquiring Fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least two-thirds of the total number of Board Members fixed in accordance with the Bylaws, in which case the affirmative vote of the holders of a majority of the outstanding capital stock of the Acquiring Fund entitled to vote thereon is required, in addition to any voting rights of holders of any outstanding preferred shares, voting as a separate class.

In addition, conversion of the Acquiring Fund to an open-end investment company would require an amendment to the Acquiring Fund’s charter. The amendment would have to be declared advisable by the Board prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 66 2/3% of the Acquiring Fund’s outstanding shares of capital stock entitled to be voted on the matter, voting as a single class (or a majority of such shares if the amendment was previously approved, adopted or authorized by two-thirds of the total number of Board Members fixed in accordance with the Bylaws). Such a vote also would satisfy a separate requirement in the 1940 Act that the change be approved by the shareholders. Shareholders of an open-end investment company may require the company to redeem their common shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. If the Acquiring Fund is converted to an open-end investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and the common shares would no longer be listed on a stock exchange. Reference should be made to the charter on file with the SEC for the full text of such provision.

The charterand Bylaws provide that the Board has the power, to the exclusion of shareholders, to make, alter or repeal any of the Bylaws (except for any Bylaw specified not to be amended or repealed by the Board), subject to the requirements of the 1940 Act. Neither this provision of the charter, nor certain other provisions of the charter, including any of the foregoing provisions of the charterrequiring the affirmative vote of 66 2/3% of shares of capital stock of the Acquiring Fund, can be amended or repealed except by the vote of such required number of shares.

The Board has determined that the 66 2/3% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the charteron file with the SEC for the full text of these provisions.

The Acquiring Fund’s Bylaws generally require that advance notice be given to the Acquiring Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Acquiring Fund not less than 120 calendar days nor more than 150 calendar days prior to the anniversary date of the prior year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the Bylaws.

The Maryland General Corporation Law provides that a Maryland corporation that has a class of securities registered under the Exchange Act and has at least three indpendent directors can elect to be subject to certain corporate governance provisions that may be inconsistent with the corporation’s charter or bylaws by provision in its (A) charter or (B) bylaws or a resolution of its board of directors, and documented pursuant to the filing of articles supplementary. Under the applicable statute, a board of directors may, by electing into applicable statutory provisions and notwithstanding the charter or bylaws, (i) reserve for itself the right to fix the number of directors; (ii) retain for itself sole authority to fill vacancies created by an increase in the size of the board of directors or the death, removal or resignation of a director; (iii) provide that all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors, in office, even if the remaining directors do not constitute a quorum; (iv) classify itself without the vote of the shareholders; and (v) provide that a special meeting of shareholders may be called by the secretary of such corporation only upon the written request of the shareholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting. Any director elected to fill such vacancy shall hold office for the remainder of the unexpired term and until his or her successor is elected and qualified. A board of directors may implement all or any of these provisions without amending the charter or bylaws and without shareholder approval. A corporation may be prohibited by its charter or by resolution of its board of directors from electing any of the provisions of the statute. The Acquiring Fund is not prohibited from implementing any or all of the statute.

Pursuant to the Acquiring Fund’s Bylaws, resolutions of its Board and the filing of articles supplementary, the Acquiring Fund has elected to be subject to specific provisions of the statute such that the Board has classified itself and all vacancies on the Board resulting from an increase in the size of the Board or the death, resignation or removal of a Board Member, may be filled only by the affirmative vote of a majority of the remaining Board Members, even if the remaining Board Members do not constitute a quorum, and any Board Member so elected shall hold office for the remainder of the full term of the class of Board Members in which the vacancy occurred.

GOVERNING LAW

BKN was incorporated as a Maryland corporation governed by the laws of the State of Maryland on November 19, 1992, and commenced operations on February 26, 1993.

MYD was incorporated as a Maryland corporation governed by the laws of the State of Maryland on September 20, 1991, and commenced operations on November 28, 1992.

MQT was incorporated as a Maryland corporation governed by the laws of the State of Maryland on July 9, 1992, and commenced operations on August 28, 1992.

BHV was formed as a Delaware statutory trust governed by the laws of the State of Delaware on March 14, 2002, and commenced operations on April 30, 2002.

MPA was formed as a Massachusetts business trust governed by the laws of the Commonwealth of Massachusetts on August 24, 1992, and commenced operations on October 30, 1992.

The Acquiring Fund was incorporated as a Maryland corporation governed by the laws of the State of Maryland on May 5, 1992, and commenced operations on July 21, 1992.

Under Maryland law, shareholders of a Maryland corporation are not obligated for the corporation’s acts or obligations, except that a shareholder may be liable to the extent that (i) the shareholder knowingly accepted a distribution in violation of such Maryland corporation’s charter or the Maryland General Corporation Law or (ii) the subscription price or other agreed upon consideration for stock subscribed for has not been paid.

Under the Delaware Statutory Trust Act, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability as is extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware. However, there is a remote possibility that shareholders of a Delaware statutory trust could, under certain circumstances be held liable for the Delaware statutory trust’s liabilities to the extent the courts of another state refused to recognize such limited liability in a controversy involving a Delaware statutory trust’s obligations. BHV’s governing document disclaims shareholder liability for acts or obligations of such Fund. Thus, a Delaware statutory trust shareholder’s risk of incurring financial loss due to shareholder liability is limited to circumstances in which a court refuses to recognize the Delaware Statutory Trust Act and the complaining party is held not bound by the Delaware statutory trust’s disclaimer regarding shareholder liability.

Shareholders of a Massachusetts business trust are not afforded the statutory limitation of personal liability for the trust’s obligations generally afforded to shareholders of a corporation. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The Declaration of Trust for MPA contains such provisions.

CONVERSION TO OPEN-END FUND

The BKN Charter provides that a favorable vote of the holders of at least seventy-five percent (75%) of the shares of capital stock entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company. For each of the Acquiring Fund, MQT, MYD and MPA, a favorable vote of the holders of at least 66 2/3% of the outstanding shares, including VRDP Shares, entitled to be voted on the matter shall be required to convert the Fund to an open-end investment company, unless such action has previously been approved, adopted or authorized by the affirmative vote of at least two-thirds of such Fund’s Board Members fixed in accordance with the bylaws, in which case the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon shall be required. For BHV, a favorable vote of a majority of the Board Members followed by a the favorable vote of the holders of not less than 75% of the Shares outstanding, including VRDP Shares, voting as separate classes or series, is required to approve, adopt or authorize an amendment to the Declaration of Trust that makes the Shares a “redeemable security” as that term is defined in the 1940 Act, unless such amendment has been approved by 80% of the Board Members, in which case approval by 1940 Act Majority shall be required.

The foregoing votes would satisfy a separate requirement in the 1940 Act that any conversion of a Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manners, we anticipate conversion of a Fund to an open-end investment company might not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 10 days’ prior notice to all shareholders. Following any such conversion, it is possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Fund’s common shares would cease to be listed on the NYSE and the Fund’s preferred shares would be redeemed. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption. An open-end investment company expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash and securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If a Fund were converted to an open-end investment company, it is likely that new shares would be sold at NAV plus a sales load. Each Board believes, however, that its Fund’s closed-end structure is desirable in light of its Fund’s investment objective and policies. Therefore, shareholders should assume that it is not likely that any Board would vote to convert its Fund to an open-end fund.

CAPITALIZATION TABLE

The Board of each Fund may authorize separate classes of shares together with such designation of preferences, rights, voting powers, restrictions, limitations, qualifications or terms as may be determined from time to time by the Board of such Fund. The tables below set forth (i) the capitalization of BKN and MQY as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BKN Reorganization was consummated as of July 31, 2025; (ii) the capitalization of MYD and MQY as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the MYD Reorganization was consummated as of July 31, 2025; (iii) the capitalization of MQT and MQY as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the MQT Reorganization was consummated as of July 31, 2025; (iv) the capitalization of BHV and MQY as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the BHV Reorganization was consummated as of July 31, 2025; (v) the capitalization of MPA and MQY as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming only the MPA Reorganization was consummated as of July 31, 2025; and (vi) the capitalization of the Funds as of July 31, 2025 and the pro forma capitalization of the Combined Fund assuming all of the Reorganizations were consummated as of July 31, 2025.

Capitalization of BKN and MQY as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BKN Reorganization was consummated as of July 31, 2025 (unaudited)

	BKN	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (BKN into MQY)

Net Assets Attributable to:
Common Shares(1)	$199,968,194	$844,474,729	$(915,000)	$1,043,527,923
VMTP/VRDP Shares	$67,800,000	$450,300,000	-	$518,100,000

Shares Outstanding
Common Shares	17,205,846	71,833,617	(211,494)	88,827,969
VMTP/VRDP Shares	678	4,503	-	5,181

NAV per Common Share	$11.62	$11.76	$(0.01)	$11.75

Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	-	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $915,000, of which $323,000 was attributable to BKN, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of MYD and MQY as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the MYD Reorganization was consummated as of July 31, 2025 (unaudited)

	MYD	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (MYD into MQY)

Net Assets Attributable to:
Common Shares(1)	$494,584,543	$844,474,729	$(923,000)	$1,338,136,272
VMTP/VRDP Shares	$251,400,000	$450,300,000	-	$701,700,000

Shares Outstanding
Common Shares	45,733,511	71,833,617	(3,661,288)	113,905,840
VMTP/VRDP Shares	2,514	4,503	-	7,017

NAV per Common Share	$10.81	$11.76	$(0.01)	$11.75

Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	-	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $923,000, of which $331,000 was attributable to MYD, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of MQT and MQY as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the MQT Reorganization was consummated as of July 31, 2025 (unaudited)

	MQT	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (MQT into MQY)

Net Assets Attributable to:
Common Shares(1)	$229,454,948	$844,474,729	$(923,000)	$1,073,006,676
VMTP/VRDP Shares	$78,600,000	$450,300,000	-	$528,900,000

Shares Outstanding
Common Shares	22,154,712	71,833,617	(2,651,055)	91,337,274
VMTP/VRDP Shares	786	4,503	-	5,289

NAV per Common Share	$10.36	$11.76	$(0.01)	$11.75

Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	-	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $923,000, of which $331,000 was attributable to MQT, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of BHV and MQY as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the BHV Reorganization was consummated as of July 31, 2025 (unaudited)

	BHV	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (BHV into MQY)

Net Assets Attributable to:
Common Shares(1)	$17,380,138	$844,474,729	$(779,000)	$861,075,866
VMTP/VRDP Shares	$11,600,000	$450,300,000	-	$461,900,000

Shares Outstanding
Common Shares	1,588,241	71,833,617	(124,713)	73,297,145
VMTP/VRDP Shares	116	4,503	-	4,619

NAV per Common Share	$10.94	$11.76	$(0.01)	$11.75

Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	-	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $779,000, of which $187,000 was attributable to BHV, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of MPA and MQY as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming only the MPA Reorganization was consummated as of July 31, 2025 (unaudited)

	MPA	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (MPA into MQY)

Net Assets Attributable to:	$150,934,895	$844,474,729	$(862,000)	$994,547,624
Common Shares(1)	$82,600,000	$450,300,000	-	$532,900,000
VMTP/VRDP Shares

Shares Outstanding
Common Shares	12,949,630	71,833,617	(124,614)	84,658,633
VMTP/VRDP Shares	826	4,503	-	5,329

NAV per Common Share	$11.66	$11.76	$(0.01)	$11.75

Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	-	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $862,000, of which $270,000 was attributable to MPA, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

Capitalization of each Fund as of July 31, 2025 and pro forma capitalization of the Combined Fund assuming all Reorganizations were consummated as of July 31, 2025 (unaudited)

	BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)	Adjustments	Pro forma Combined Fund (BKN, MYD, MQT, BHV and MPA into MQY)

Net Assets Attributable to:
Common Shares(1)	$199,968,194	$494,584,543	$229,454,948	$17,380,138	$150,934,895	$844,474,729	$(2,034,000)	$1,934,763,447
VMTP/VRDP Shares	$67,800,000	$251,400,000	$78,600,000	$11,600,000	$82,600,000	$450,300,000	-	$942,300,000

Shares Outstanding
Common Shares	17,205,846	45,733,511	22,154,712	1,588,241	12,949,630	71,833,617	(6,773,164)	164,692,393
VMTP/VRDP Shares	678	2,514	786	116	826	4,503	-	9,423

NAV per Common Share	$11.62	$10.81	$10.36	$10.94	$11.66	$11.76	$(0.01)	$11.75
Liquidation Preference per VMTP/VRDP Share	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Based on the number of outstanding common shares as of July 31, 2025.
(2)

Reflects non-recurring aggregate estimated Reorganization expenses of $2,034,000, of which $323,000 was attributable to BKN, $331,000 was attributable to MYD, $331,000 was attributable to MQT, $187,000 was attributable to BHV, $270,000 was attributable to MPA, and $592,000 was attributable to the Acquiring Fund. The actual costs associated with the Reorganizations may be more or less than the estimated costs discussed herein. These costs will be amortized over the life of the VRDP Shares by the Combined Fund.

(3)	Reflects adjustments due to differences in per common share NAV.

VOTING RIGHTS

Voting rights are identical for the holders of each Fund’s common shares. Holders of each Fund’s common shares are entitled to one vote for each Common Share held by them. Holders of each Fund’s preferred shares are entitled to one vote for each preferred share held by them. Each Fund’s common shares and preferred shares do not have cumulative voting rights.

APPRAISAL RIGHTS

Shareholders of BHV do not have appraisal rights for their common or preferred shares because BHV is formed as a Delaware statutory trust and BHV’s Agreement and Declaration of Trust states that the shareholders are not entitled to appraisal rights. Common shareholders of MPA are entitled, under its Declaration of Trust, to the same appraisal rights for their common shares in the event of a reorganization, consolidation, sale or exchange of assets as shareholders of a Massachusetts business corporation. Under Massachusetts law applicable to business corporations, shareholders already holding marketable securities in the target corporation who receive marketable securities and/or cash in the surviving entity as a result of an reorganization are generally not entitled to appraisal rights in the reorganization. For these purposes, marketable securities are those that are listed on a national securities exchange, and are held by at least 1,000 persons. Because the common shares of both MPA and the Acquiring Fund are listed on the New York Stock Exchange and are held in each case by at least 1,000 persons, the common shareholders of MPA will not be entitled to appraisal rights in connection with the MPA Reorganization. Under Maryland law, stockholders are entitled to demand the fair value of their shares from the successor entity in connection with a reorganization except where any exceptions apply, which exceptions include if any shares of the class or series are listed on a national securities exchange, such as the common shares of BKN, MYD, MQT and the Acquiring Fund, on the Record Date. No exception exists for the VRDP Shares or VMTP Shares and therefore the VRDP Holders and VMTP Holders of BKN, MYD and MQT, as applicable, are entitled to demand the fair value of their VRDP Shares from the Acquiring Fund.

U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATIONS

The following is a general summary of the U.S. federal income tax consequences of the Reorganizations to the U.S. holders of BKN, MYD, MQT, BHV or MPA common shares. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold common shares of BKN, MYD, MQT, BHV or MPA as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under U.S. federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganizations. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. This summary of U.S. federal income tax consequences is for general information only. The Funds’ shareholders should consult their own tax advisers regarding the U.S. federal income tax consequences of the Reorganizations, as well as the effects of state, local and non-U.S. tax laws, including possible changes in tax law.

It is a condition to the closing of the Reorganizations that each Fund receives an opinion from Willkie, dated as of the Closing Date, regarding the characterization of each Reorganization as a “reorganization” within the meaning of Section 368(a) of the Code. The opinion of Willkie will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Willkie will also rely upon certain representations of the management of each Fund and assume, among other things, that the Reorganizations will be consummated in accordance with each Reorganization Agreement and other operative documents and as described herein. An opinion of counsel is not binding on the IRS or any court.

As a reorganization, the U.S. federal income tax consequences of the Reorganizations can be summarized as follows:

•	No gain or loss will be recognized by a Fund by reason of the Reorganizations.

•

No gain or loss will be recognized by a shareholder of BKN, MYD, MQT, BHV and MPA who exchanges, as the case may be, all of its common shares solely for Acquiring Fund common shares or all of its BKN, MYD, MQT, BHV or MPA VRDP Shares solely for Acquiring Fund VRDP Shares pursuant to the Reorganizations (except with respect to cash received in lieu of a fractional Acquiring Fund Common Share, as discussed below).

•

The aggregate tax basis of Acquiring Fund common shares received by a shareholder of BKN, MYD, MQT, BHV or MPA pursuant to the Reorganizations will be the same as the aggregate tax basis of the shareholder’s BKN, MYD, MQT, BHV or MPA common shares surrendered in exchange therefor (reduced by any amount of tax basis allocable to a fractional Acquiring Fund Common Share for which cash is received).

•

The holding period of Acquiring Fund common shares received by a shareholder of BKN, MYD, MQT, BHV and MPA pursuant to the Reorganizations will include the holding period of the shareholder’s common shares surrendered in exchange therefor.

•

A shareholder of BKN, MYD, MQT, BHV and MPA that receives cash in lieu of a fractional Acquiring Fund Common Share in connection with the Reorganizations will be treated as having received cash in exchange for such fractional Acquiring Fund Common Share. A BKN, MYD, MQT, BHV or MPA shareholder that receives cash in lieu of a fractional Acquiring Fund Common Share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund Common Share and BKN, MYD, MQT, BHV or MPA shareholder’s tax basis in BKN, MYD, MQT, BHV or MPA common shares allocable to the fractional Acquiring Fund Common Share. The capital gain or loss will be a long-term capital gain or loss if BKN, MYD, MQT, BHV or MPA shareholder’s holding period for BKN, MYD, MQT, BHV or MPA common shares is more than one year as of the date the Reorganizations are consummated.

•

The Acquiring Fund’s tax basis in BKN’s, MYD’s, MQT’s, BHV’s and MPA’s assets received by the Acquiring Fund pursuant to the Reorganizations will, in each instance, equal the tax basis of such assets in the hands of BKN, MYD, MQT, BHV and MPA immediately prior to the Closing Date, and the Acquiring Fund’s holding period for such assets will, in each instance, include the period during which the assets were held by BKN, MYD, MQT, BHV or MPA.

The Acquiring Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to each Fund and its shareholders.

None of the Funds intend to sell any assets in connection with the Reorganizations other than in the ordinary course of business. If, however, assets of BKN, MYD, MQT, BHV and MPA were to be sold in connection with the Reorganizations, or if such assets were required to be marked to market as a result of the termination of BKN’s, MYD’s, MQT’s, BHV’s and MPA’s taxable year or as a result of the transfer of certain assets in the Reorganizations, the tax impact of any such sales (or deemed sales) would depend on the difference between the price at which such portfolio assets are sold and BKN’s, MYD’s, MQT’s, BHV’s and MPA’s basis in such assets. Any capital gains recognized in these sales (or deemed sales) on a net basis will be distributed to BKN, MYD, MQT, BHV or MPA shareholders as capital gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale (or deemed sale) and prior to or after the date of the Reorganizations, and such distributions will be taxable to BKN, MYD, MQT, BHV or MPA shareholders.

Prior to the Closing Date, each Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to the shareholders of such Fund all of the Fund’s (i) investment company income (computed without regard to the deduction for dividends paid), if any, through the Closing Date, (ii) net capital gains, if any, through the Closing Date, and (iii) net tax-exempt interest income, if any, through the Closing Date. To the extent that such a distribution is not an “exempt interest dividend” (as defined in the Code), the distribution may be taxable to shareholders for U.S. federal income tax purposes.

The Acquiring Fund will succeed to capital loss carryforwards (and certain unrealized built-in losses, if any) of BKN, MYD, MQT, BHV and MPA, which are expected to be subject to tax loss limitation rules because each Fund will undergo an “ownership change” for U.S. federal income tax purposes. Because each Fund will undergo an “ownership change,” the Code will generally limit the amount of pre-ownership change losses of each Fund that may be used to offset post-ownership change gains to a specific “annual loss limitation amount” (generally the product of (i) the fair market value of the stock of the Fund, with certain adjustments, immediately prior to the Reorganizations and (ii) a rate established by the IRS). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the remaining portion of any applicable capital loss carryforward limit, as measured from the date of recognition.

Although the capital loss carryforwards of the Combined Fund attributable to BKN, MYD, MQT, BHV or MPA may be subject to tax loss limitation rules to the extent outlined above, it is currently expected that such tax loss limitation rules should not have a material adverse effect on the Combined Fund’s utilization of BKN’s, MYD’s, MQT’s, BHV’s or MPA’s capital loss carryforward as compared with what each Fund’s utilization of its own capital loss carryforward would be without the Reorganizations. The ability of each Fund (and the Combined Fund) to utilize any capital loss carryforwards now or in the future depends on many variables and assumptions, including but not limited to, projected performance of a Fund, the unrealized gain/loss position of a Fund, the types of securities held by a Fund, the current and future market environment (including the level of interest rates), portfolio turnover and applicable law, and is, therefore, highly uncertain. As of July 31, 2025, the Funds’ unused capital loss carryforwards, which have no expiration date and may be carried forward indefinitely, were as follows:

Capital Loss Carryforward Amount

BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
$(34,634,720)	$(92,370,640)	$(37,852,201)	$(3,672,162)	$(19,143,109)	$(144,747,406)

Due to the operation of these tax loss limitation rules, it is possible that shareholders of BKN, MYD, MQT, BHV or MPA or the Acquiring Fund would receive taxable distributions of short-term and long-term capital gains earlier than they would have in the absence of the Reorganizations. Such taxable distributions will be treated either as ordinary income (and not as favorably taxed “qualified dividend income”) if such capital gains are short-term or as favorably taxed capital gain dividends if such capital gains are long-term. The actual financial effect of the loss limitation rules on a shareholder of BKN, MYD, MQT, BHV or MPA whose losses are subject to the loss limitation rules would depend on many variables, including BKN’s, MYD’s, MQT’s, BHV’s or MPA’s expected growth rate if the relevant Reorganization were not to occur (i.e., whether, in the absence of the Reorganizations, BKN, MYD, MQT, BHV or MPA would generate sufficient capital gains against which to utilize its capital loss carryforwards (and certain realized built-in losses), in excess of what would have been the “annual loss limitation amount” had the relevant Reorganizations occurred), the timing and amount of future capital gains recognized by the Combined Fund if the Reorganizations were to occur, and the timing of a historic BKN, MYD, MQT, BHV or MPA shareholder’s disposition of its Shares (the tax basis of which might, depending on the facts, reflect that shareholder’s share of such Fund’s capital losses). Shareholders of all of the Funds should consult their own tax advisors in this regard.

For five years beginning on the Closing Date of the Reorganizations, the Combined Fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to a Fund that is a gain corporation with capital loss carryforwards (and certain built-in losses) attributable to another Fund.

VOTING INFORMATION AND REQUIREMENTS

Record Date

The Funds’ have fixed the close of business on August 18, 2025 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each Share held, with no Shares having cumulative voting rights.

A list of each Fund’s shareholders of record as of the Record Date will be available for inspection at the Special Meeting.

As of the Record Date, the Funds had the following number of common shares and preferred shares outstanding:

Title of Class	BKN	MYD	MQT	BHV	MPA	Acquiring Fund (MQY)
Common Shares	17,205,846	45,733,511	22,154,712	1,588,241	12,949,630	71,833,617
VMTP/VRDP Shares	678	2,514	786	116	826	4,503

Proxies

Shareholders may vote by participating at the Special Meeting remotely, by returning the enclosed proxy card or by casting their vote via telephone or the Internet using the instructions provided on the enclosed proxy card (described in greater detail below). Shareholders of each Fund have the opportunity to submit their voting instructions via the Internet or by “touch-tone” telephone voting. The giving of such a proxy will not affect your right to vote should you decide to attend the Special Meeting remotely. To use the Internet, please access the Internet address found on your proxy card. To record your voting instructions by automated telephone, please call the toll-free number listed on your proxy card. The Internet and automated telephone voting instructions are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders submitting their voting instructions via the Internet should understand that there may be costs associated with Internet access, such as usage charges from Internet access providers and telephone companies that must be borne by the shareholders. Any person giving a proxy may revoke it at any time prior to its exercise by giving written notice of the revocation to the Secretary of the Fund at 50 Hudson Yards, New York, New York 10001, by delivering a duly executed proxy bearing a later date, by recording later-dated voting instructions via the Internet or automated telephone or by attending the Special Meeting and voting. The giving of a proxy will not affect your right to vote if you attend the Special Meeting and wish to do so.

Votes cast by proxy or at the Special Meeting will be tabulated by the inspectors of election appointed for the Special Meeting. The presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast shall constitute a quorum to conduct business at the Special Meeting, except with respect to any matter which requires approval by a separate vote of one or more classes or series of shares, in which case the presence at the Special Meeting or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast by each class or series entitled to vote as a separate class or series shall constitute a quorum to conduct business at the Special Meeting. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the shareholders, the chair of the Special Meeting shall have power to adjourn the meeting from time to time, in the manner provided in the Fund’s bylaws, until a quorum shall be present or represented.

The inspectors of election, who may be employees of BlackRock, will determine whether or not a quorum is present at the Special Meeting. The inspectors of election will generally treat abstentions and “broker non-votes”, if any, as present for purposes of determining a quorum, subject to any applicable rules of the NYSE.

Broker-dealer firms holding shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the applicable proposals before the Special

Meeting. Each Fund expects that broker-dealer firms holding shares of the Fund in “street name” for their customers will not be permitted by NYSE rules to vote on the applicable proposals on behalf of their customers and beneficial owners in the absence of voting instructions from their customers and beneficial owners. Accordingly, each Fund does not expect to receive any “broker non-votes.” Broker non-votes occur when shares are held by brokers or nominees for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. We urge you to instruct your broker or other nominee to vote your shares.

If you hold your shares directly (not through a broker-dealer, bank or other financial institution) and if you return a properly executed proxy card that does not specify how you wish to vote on a proposal, your shares will be voted “FOR” each proposal on which you are entitled to vote.

If you hold shares of a Fund through a bank or other financial institution or intermediary (called a service agent) that has entered into a service agreement with the Fund or a distributor of the Fund, the service agent may be the record holder of your shares. At the Special Meeting, a service agent will vote shares for which it receives instructions from its customers in accordance with those instructions. A properly executed proxy card or other authorization by a shareholder that does not specify how the shareholder’s shares should be voted on a proposal may be deemed to authorize a service provider to vote such shares in favor of the proposal. Depending on its policies, applicable law or contractual or other restrictions, a service agent may be permitted to vote shares with respect to which it has not received specific voting instructions from its customers. In those cases, the service agent may, but may not be required to, vote such shares in the same proportion as those shares for which the service agent has received voting instructions. This practice is commonly referred to as “echo voting.”

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of each proposal. Abstentions and broker non-votes, if any, will not be voted.

Common shareholders of BKN are being asked to consider Proposal 1(A) below. With respect to Proposal 1(A), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of MYD are being asked to consider Proposal 1(C) below. With respect to Proposal 1(C), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of MQT are being asked to consider Proposal 1(E) below. With respect to Proposal 1(E), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of BHV are being asked to consider Proposal 1(G) below. With respect to Proposal 1(G), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of MPA are being asked to consider Proposal 1(I) below. With respect to Proposal 1(I), abstentions and broker non-votes will be counted as shares present and will therefore have the same effect as votes “AGAINST” the proposal.

Common shareholders of the Acquiring Fund are being asked to consider Proposals 2(A), 2(B), 2(C), 2(D) and 2(E) below. With respect to Proposals 2(A), 2(B), 2(C), 2(D) and 2(E) abstentions will be counted as “votes cast” and will therefore have the same effect as votes “AGAINST” the proposal and broker non-votes will not have any effect on the result of the vote.

Voting Requirement for Proposal 1: The Reorganizations of the Funds

Proposals	Required Approval of Shareholders

Proposal 1(A): The common shareholders and VMTP Holders of BKN are being asked to vote as a single class on a proposal to approve the BKN Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BKN’s assets and the assumption by the Acquiring Fund of substantially all of BKN’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of BKN, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by BKN of its registration under the 1940 Act, and the liquidation, dissolution and termination of BKN in accordance with its charter and Maryland law.

Majority of votes entitled to be cast

Proposal 1(C): The common shareholders and VRDP Holders of MYD are being asked to vote as a single class on a proposal to approve the MYD Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MYD’s assets and the assumption by the Acquiring Fund of substantially all of MYD’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MYD, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MYD of its registration under the 1940 Act, and the liquidation, dissolution and termination of MYD in accordance with its charter and Maryland law.

Majority of outstanding shares

Proposal 1(E): The common shareholders and VMTP Holders of MQT are being asked to vote as a single class on a proposal to approve the MQT Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MQT’s assets and the assumption by the Acquiring Fund of substantially all of MQT’s liabilities in exchange solely for newly issued common

Majority of outstanding shares

shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VMTP Holders, respectively, of MQT, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VMTP Holders in respect of their common shares and VMTP Shares, respectively, and (ii) the termination by MQT of its registration under the 1940 Act, and the liquidation, dissolution and termination of MQT in accordance with its charter and Maryland law.

Proposal 1(G): The common shareholders and VRDP Holders of BHV are being asked to vote as a single class on a proposal to approve the BHV Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of BHV’s assets and the assumption by the Acquiring Fund of substantially all of BHV’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of BHV, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by BHV of its registration under the 1940 Act, and the liquidation, dissolution and termination of BHV in accordance with its Agreement and Declaration of Trust and Delaware law.

1940 Act Majority

Proposal 1(I): The common shareholders and VRDP Holders of MPA are being asked to vote as a single class on a proposal to approve the MPA Reorganization Agreement and the transactions contemplated therein, including (i) the acquisition by the Acquiring Fund of substantially all of MPA’s assets and the assumption by the Acquiring Fund of substantially all of MPA’s liabilities in exchange solely for newly issued common shares and VRDP Shares of the Acquiring Fund, which will be distributed to the common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders, respectively, of MPA, and which shall constitute the sole consideration to be distributed or paid to the common shareholders (although cash may be distributed in lieu of fractional common shares) and the VRDP Holders in respect of their common shares and VRDP Shares, respectively, and (ii) the termination by MPA of its registration under

Majority of outstanding shares

the 1940 Act, and the liquidation, dissolution and termination of MPA in accordance with its Declaration of Trust and Massachusetts law.

Voting Requirement for Proposal 2: The Issuance of Acquiring Fund Common Shares

Proposals	Required Approval of Shareholders
Proposal 2(A): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the BKN Issuance.	Majority of votes entitled to be cast
Proposal 2(B): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MYD Issuance.	Majority of votes entitled to be cast
Proposal 2(C): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MQT Issuance.	Majority of votes entitled to be cast
Proposal 2(D): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the BHV Issuance.	Majority of votes entitled to be cast
Proposal 2(E): The common shareholders and VRDP Holders of the Acquiring Fund are being asked to vote as a single class on a proposal to approve the MPA Issuance.	Majority of votes entitled to be cast

SHAREHOLDER INFORMATION

Unless otherwise indicated, the information set forth below is as of August 18, 2025 (the Record Date for the Special Meeting). To each Fund’s knowledge, no person beneficially owned more than 5% of the Fund’s respective outstanding common shares, except as set forth below.

Fund†	Investor	Address	Common Shares Held	Common Shares % Held
BKN	Sakharam D. Mahurkar - Trustee	2768 Palm Springs Lane, Aurora, Illlinois 60502	2,000,000	11.65%
BKN	RiverNorth Capital Management, LLC	360 S. Rosemary Ave, Suite 1420, West Palm Beach, Florida 33401	1,023,666	5.95%
MYD	Karpus Investment Management	183 Sully’s Trail, Pittsford, New York 14534	4,586,833	10.03%
MQT	RiverNorth Capital Management, LLC	360 S. Rosemary Ave, Suite 1420, West Palm Beach, Florida 33401	1,239,968	5.49%
MPA	Wells Fargo & Company.	405 Lexington Avenue, 58th Floor, New York, New York 10174	670,599	5.20%
MQY	Morgan Stanley	1585 Broadway, New York, New York 10036	3,636,410	5.10%

†	The information contained in this table is based on Schedule 13D/13G filings made on or before August 18, 2025.

As of August 18, 2025, the officers and Board Members of each Fund, as a group, beneficially owned less than 1% of the outstanding common shares of each such Fund and none of the outstanding VMTP Shares or VRDP Shares, as applicable of each such Fund.

SHAREHOLDER PROPOSALS

To be considered for presentation at a shareholder’s meeting, rules promulgated by the SEC generally require that, among other things, a shareholder’s proposal must be received at the offices of the relevant Fund a reasonable time before solicitation is made. In addition, each Fund’s bylaws provide for advance notice provisions, which require shareholders to give timely notice in proper written form with accompanying information (in each case, pursuant to the bylaws of the Fund) to the Secretary of the Fund. Shareholders should review each Fund’s bylaws for additional information regarding the Funds’ advance notice provisions. The amended and restated bylaws of BKN, MYD, MQT, BHV, MPA and the Acquiring Fund were filed with the SEC on Form 8-K on on November 2, 2021, November 2, 2021, November 2, 2021, October 29, 2010, September 9, 2010 and November 2, 2021, respectively. Shareholders may obtain copies of such documents as described on page vi of this Joint Proxy Statement/Prospectus.

The timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the relevant Fund at 50 Hudson Yards, New York, New York 10001.

STANDSTILL AGREEMENTS

On May 3, 2024, each Fund and the Investment Advisor separately entered into a standstill agreement with Karpus Management, Inc (“Karpus”). During the effective period of each such standstill agreement, Karpus, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Karpus to (1) abide by certain standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all proposals submitted to shareholders. Each such standstill agreement will remain in effect until the earlier of (A) May 3, 2027 and (B) 10 days prior to the record date for the applicable Fund’s 2027 annual meeting of shareholders, unless the agreement is terminated earlier by the parties.

On January 20, 2025, each Fund and the Investment Advisor entered into a standstill agreement with Saba Capital Management, L.P. (“Saba”). During the effective period of each such standstill agreement, Saba, each Fund and the Investment Advisor agreed to be bound by the terms of such agreement, which include an agreement by Saba to (1) abide by certain customary standstill covenants, and (2) vote its common shares of the Fund, if any, in accordance with the recommendation of such Fund’s Board on all matters submitted to shareholders. Each such standstill agreement will remain in effect until the day following completion of the applicable Fund’s 2027 annual meeting of shareholders or August 31, 2027, whichever is earlier, unless the agreement is terminated earlier by the parties.

SOLICITATION OF PROXIES

Solicitation of proxies is being made primarily by the mailing of this Notice and Joint Proxy Statement/Prospectus with its enclosures on or about [●]. Shareholders of the Funds whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Investment Advisor and their affiliates as well as dealers or their representatives may solicit proxies by mail, telephone, fax or the internet. The Funds and the Investment Advisor have retained Georgeson LLC to assist with the distribution of proxy materials and the solicitation and tabulation of proxies. The cost of Georgeson LLC’s services in connection with the proxy is anticipated to be approximately $71,000, $118,000, $72,000, $25,000, $50,000 and $222,000 for BKN, MYD, MQT, BHV, MPA and the Acquiring Fund, respectively.

LEGAL MATTERS

Certain legal matters concerning the U.S. federal income tax consequences of the Reorganizations will be passed upon by Willkie Farr & Gallagher LLP, which serves as counsel to the Funds. Certain legal matters concerning the issuance of new common shares and VRDP Shares of the Acquiring Fund will be passed upon by Miles & Stockbridge P.C., which serves as special Maryland counsel to the Acquiring Fund.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm for the Funds performs an annual audit of each Fund’s financial statements. Each Fund’s Board has appointed Deloitte & Touche LLP to be each Fund’s independent registered public accounting firm. Deloitte & Touche LLP is located at 115 Federal Street, Boston, Massachusetts 02110.

OTHER MATTERS WITH RESPECT TO THE MEETING

Shareholders who want to communicate with the Board or any individual Board Member should write to the attention of the Secretary of their Fund, 50 Hudson Yards, New York, New York 10001. Shareholders may communicate with the Boards electronically by sending an e-mail to closedendfundsbod@blackrock.com. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may address letters to the CCO of their respective Fund 50 Hudson Yards, New York, New York 10001. Shareholders who are uncomfortable submitting complaints to the CCO may address letters directly to the Chair of the Audit Committee of the Board that oversees the Fund. Such letters may be submitted on an anonymous basis.

ADJOURNMENTS AND POSTPONEMENTS

Failure of a quorum to be present at the Special Meeting may necessitate adjournment. The Board of each Fund, prior to the Special Meeting being convened, may postpone such meeting from time to time to a date not more than 120 days after the original record date. The chair of the Special Meeting may also adjourn the Special Meeting from time to time with respect to a Fund and one or more matters to be considered by a Fund, to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place by which shareholders may be deemed to be present and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. The chair of the Special Meeting may adjourn the Special Meeting under various circumstances, including to permit further solicitation of proxies with respect to a proposal if the chair determines that adjournment and further solicitation is reasonable and in the best interests of shareholders. At the adjourned meeting, the Fund may transact any business which might have been transacted at the original meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 120 days after the original record date.

PRIVACY PRINCIPLES OF THE FUNDS

The Funds are committed to maintaining the privacy of shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information, and why in certain cases we may share such information with select other parties.

The Funds do not receive any non-public personal information relating to their shareholders who purchase shares through their broker-dealers. In the case of shareholders who are record holders of a Fund, the Fund receives personal non-public information on account applications or other forms. With respect to these shareholders, the Funds also have access to specific information regarding their transactions in each Fund.

The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service our shareholders’ accounts (for example, to a transfer agent).

The Funds restrict access to non-public personal information about their shareholders to BlackRock employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our shareholders.

OTHER INFORMATION

BlackRock is independent in ownership and governance, with no single majority stockholder and a majority of independent directors.

If you cannot be present at the Special Meeting, please fill in, sign and return the enclosed proxy card or please record your voting instructions by telephone or via the Internet promptly. No postage is necessary if the enclosed proxy card is mailed in the United States.

John M. Perlowski

President and Chief Executive Officer

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

[●]

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

[●], 2025

In order to consummate the reorganization contemplated herein (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, [BlackRock Investment Quality Municipal Trust, Inc., a registered diversified closed-end investment company, File No. 811-07354]1 [BlackRock MuniYield Fund, Inc., a registered diversified closed-end investment company, File No. 811-06414]2 [BlackRock MuniYield Quality Fund II, Inc., a registered diversified closed-end investment company, File No. 811-06728]3 [BlackRock Virginia Municipal Bond Trust, a registered non-diversified closed-end investment company, File No. 811-21053]4 [BlackRock MuniYield Pennsylvania Quality Fund, a registered non-diversified closed-end investment company, File No. 811-07136]5 (the “Target Fund”), and BlackRock MuniYield Quality Fund, Inc., a registered diversified closed-end investment company, File No. 811-06660 (the “Acquiring Fund” and together with the Target Fund, the “Funds”), each hereby enter into this Agreement and Plan of Reorganization (this “Agreement”) as of the date first set forth above and agree as follows:

1.	REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

The Acquiring Fund represents and warrants to, and agrees with, the Target Fund that:

(a) The Acquiring Fund is a corporation duly incorporated, validly existing and in good standing in conformity with the laws of the State of Maryland and has the power to own all of its assets and to carry out this Agreement. The Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Acquiring Fund is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Acquiring Fund has full power and authority to enter into and perform its obligations under this Agreement subject:

(i)  in the case of the consummation of the Reorganization, to the approval of this Agreement and the transactions contemplated herein, including amendments to the Articles Supplementary (as defined below) in connection with the issuance of additional Acquiring Fund VRDP Shares (as defined in Section 1(o) herein) in the Reorganization, by the holders of the Acquiring Fund VRDP Shares (“Acquiring Fund VRDP Holders”) voting as a separate class, and

(ii)  in the case of the issuance of additional Acquiring Fund Common Shares (as defined in Section 1(o) herein) in connection with the Reorganization, to the approval of such issuance of additional Acquiring Fund Common Shares by the common shareholders of the Acquiring Fund (“Acquiring Fund Common Shareholders” and together with the Acquiring Fund VRDP Holders, the “Acquiring Fund Shareholders”) and the Acquiring Fund VRDP Holders voting as a single class, in each case as described in Sections 9(a) and 9(b) hereof.

(d)  The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Acquiring Fund’s Board of Directors, and this Agreement constitutes a valid and binding

1 [Applies to BKN.]

2 [Applies to MYD.]

3 [Applies to MQT.]

4 [Applies to BHV.]

5 [Applies to MPA.]

contract of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)  The Acquiring Fund has provided or made available (including by electronic format) to the Target Fund the most recent audited annual financial statements of the Acquiring Fund, which have been prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”) consistently applied and have been audited by Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, and such statements fairly present the financial condition and the results of operations of the Acquiring Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Acquiring Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(f)  An unaudited statement of assets, capital and liabilities of the Acquiring Fund and an unaudited schedule of investments of the Acquiring Fund, each as of the Valuation Time (as defined in Section 3(e) herein) (together, the “Acquiring Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Target Fund, at or prior to the Closing Date (as defined in Section 7(a) herein), for the purpose of determining the number of Acquiring Fund Shares (as defined in Section 1(o) herein) to be issued to the Target Fund shareholders (the “Target Fund Shareholders”) pursuant to Section 3 of this Agreement; the Acquiring Fund Closing Financial Statements will fairly present the financial position of the Acquiring Fund as of the Valuation Time in conformity US GAAP consistently applied.

(g)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund, threatened against it which assert liability on the part of the Acquiring Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Target Fund and/or in the N-14 Registration Statement (as defined in Section 1(l) herein). The Acquiring Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h)  There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Target Fund prior to the Valuation Time.

(i)  The Acquiring Fund is not obligated under any provision of its charter or Bylaws, each as amended to the date hereof, and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)  The Acquiring Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Acquiring Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company, and those incurred in connection with the Reorganization. As of the Valuation Time, the Acquiring Fund will advise the Target Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Acquiring Fund Closing Financial Statements or to the extent already known by the Target Fund.

(k)  No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The registration statement filed by the Acquiring Fund on Form N-14, which includes the proxy statement for the common shareholders of the Target Fund and the Acquiring Fund with respect to the transactions contemplated herein (the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m)  The proxy statement for the Acquiring Fund VRDP Holders and holders of the Target Fund [VRDP]6[VMTP]7 Shares (as defined in section 2(o) herein) (the “Target Fund [VRDP]8[VMTP]9 Holders”) with respect to the transactions contemplated herein, and any supplement or amendment thereto (the “Preferred Shares Proxy Statement”) or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Acquiring Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the Preferred Shares Proxy Statement.

(n)  The Acquiring Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o)  The Acquiring Fund is authorized to issue (i) 199,983,245 shares of common stock, par value $0.10 per share (the “Acquiring Fund Common Shares”), (ii) 4,000 shares of preferred stock designated as Auction Market Preferred Stock, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series B, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series C, and 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series D, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 2,000 shares of preferred stock designated as Auction Market Preferred Stock, Series E, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon (the “Acquiring Fund AMPS Shares”), and (iv) 4,503 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares and 2,252 shares of preferred stock designated as Series W-7A Variable Rate Demand Preferred Shares, each with a par value $0.10 per share and liquidation preference of $100,000 per share (collectively, the “Acquiring Fund VRDP Shares” and together with the Acquiring Fund Common Shares, the

6 [Applies to MYD, BHV and MPA.]

7 [Applies to BKN and MQT.]

8 [Applies to MYD, BHV and MPA.]

9 [Applies to BKN and MQT.]

“Acquiring Fund Shares”). Each outstanding Acquiring Fund Share is fully paid and nonassessable, and has the voting rights provided by the Acquiring Fund’s charter, Bylaws and applicable law.

(p)  The books and records of the Acquiring Fund made available to the Target Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquiring Fund.

(q)  The Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, except as provided by the Acquiring Fund’s charter or applicable law, and no Acquiring Fund Shareholder will have any preemptive right of subscription or purchase in respect thereof.

(r)  At or prior to the Closing Date, the Acquiring Fund Common Shares to be transferred to the Target Fund for distribution to the Target Fund Shareholders on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Funds presently are qualified, and there will be a sufficient number of such Acquiring Fund Common Shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(s)  At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, board and shareholder approvals necessary to issue the Acquiring Fund Shares to the Target Fund Shareholders.

(t)  The Acquiring Fund has elected to qualify and has qualified as a regulated investment company (“RIC”) within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”) for each of its taxable years since its inception, and the Acquiring Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

2.	REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

The Target Fund represents and warrants to, and agrees with, the Acquiring Fund that:

(a)  The Target Fund is [a corporation duly organized, validly existing and in good standing in conformity with the laws of the State of Maryland]10/[a statutory trust duly formed, validly existing and in good standing under the laws of the State of Delaware]11/[validly existing under the Target Fund’s Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust” and is in good standing as a business trust with the office of the Secretary of the Commonwealth of Massachusetts]12 and has the power to own all of its assets and to carry out this Agreement. The Target Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)  The Target Fund is duly registered under the 1940 Act as a [diversified]13/[non-diversified]14, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

(c)  The Target Fund has full power and authority to enter into and perform its obligations under this Agreement subject, in the case of consummation of the Reorganization, to the approval and adoption of this Agreement by the Target Fund Shareholders as described in Section 8(a) hereof. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action of the Target Fund’s Board of [Directors]15/[Trustees]16

10 [Applies to MYD, MQT and BKN.]

11 [Applies to BHV.]

12 [Applies to MPA.]

13 [Applies to MYD, MQT and BKN.]

14 [Applies to BHV and MPA.]

15 [Applies to MYD, MQT and BKN.]

16 [Applies to BHV and MPA.]

and this Agreement constitutes a valid and binding contract of the Target Fund enforceable against the Target Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(d)  The Target Fund has provided or made available (including by electronic format) to the Acquiring Fund the most recent audited annual financial statements of the Target Fund which have been prepared in accordance with US GAAP consistently applied and have been audited by Deloitte & Touche LLP, and such statements fairly present the financial condition and the results of operations of the Target Fund as of the respective dates indicated and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the Target Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(e)  An unaudited statement of assets, capital and liabilities of the Target Fund and an unaudited schedule of investments of the Target Fund, each as of the Valuation Time (together, the “Target Fund Closing Financial Statements”), will be provided or made available (including by electronic format) to the Acquiring Fund at or prior to the Closing Date, for the purpose of determining the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders pursuant to Section 3 of this Agreement; the Target Fund Closing Financial Statements will fairly present the financial position of the Target Fund as of the Valuation Time in conformity with US GAAP consistently applied.

(f)  There are no material legal, administrative or other proceedings pending or, to the knowledge of the Target Fund, threatened against it which assert liability on the part of the Target Fund or which materially affect its financial condition or its ability to consummate the Reorganization other than as have been disclosed to the Acquiring Fund. The Target Fund is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(g)  There are no material contracts outstanding to which the Target Fund is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h)  The Target Fund is not obligated under any provision of its [charter]17/[Agreement and Declaration of Trust]18/[Declaration of Trust]19 or Bylaws, each as amended to the date hereof, or a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)  The Target Fund has no known liabilities of a material amount, contingent or otherwise, other than those shown on the Target Fund’s Annual Report for the fiscal year ended July 31, 2025, those incurred since the date thereof in the ordinary course of its business as an investment company and those incurred in connection with the Reorganization. As of the Valuation Time, the Target Fund will advise the Acquiring Fund of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time, except to the extent disclosed in the Target Fund Closing Financial Statements or to the extent already known by the Acquiring Fund.

(j)  At both the Valuation Time and the Closing Date, the Target Fund will have full right, power and authority to sell, assign, transfer and deliver the Target Fund Investments. As used in this Agreement, the term “Target Fund Investments” shall mean (i) the investments of the Target Fund shown on the schedule of its investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Target Fund as of the Valuation Time, other than cash held in liability reserves in amounts necessary to pay taxes and expenses as provided in Section 6(a)(ii) and Section 6(c)(iv) of this Agreement, respectively, and distributions, if any, as provided in Section 3(c) and Section 9(l) of this Agreement. At the Closing Date, subject only to the obligation to deliver the Target Fund

17 [Applies to BKN, MQT and MYD.]

18 [Applies to BHV.]

19 [Applies to MPA.]

Investments as contemplated by this Agreement, the Target Fund will have good and marketable title to all of the Target Fund Investments, and the Acquiring Fund will acquire all of the Target Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Target Fund Investments or materially affect title thereto).

(k)  No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Target Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico) or the rules of the New York Stock Exchange, each of which will have been obtained on or prior to the Closing Date.

(l)  The N-14 Registration Statement, on its effective date, at the time of the Target Fund Shareholders meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund (i) complied or will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and the Joint Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the N-14 Registration Statement.

(m)  The Preferred Shares Proxy Statement for the Target Fund [VRDP]20[VMTP]21 Holders with respect to the transactions contemplated herein, and any supplement or amendment thereto or to the documents included or incorporated by reference therein, at the time of the shareholder meeting called to vote on this Agreement and on the Closing Date, insofar as it relates to the Target Fund, (i) complied or will comply in all material respects with the provisions of the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the Preferred Shares Proxy Statement made in reliance upon and in conformity with information furnished by the Target Fund for use in the Preferred Shares Proxy Statement.

(n)  The Target Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Target Fund have been adequately provided for on its books, and no tax deficiency or liability of the Target Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(o)  The Target Fund is authorized to issue (i) [199,992,879]22/[199,983,766]23/[199,992,435]24 [shares of common stock]25/ [an unlimited number of common shares]26/[an unlimited number of common shares of beneficial interest]27, par value [$0.10]28/[$0.01]29/[$0.001]30 per share (the “Target Fund Common Shares”), [(ii) 5,000 shares of preferred stock designated as Auction Market Preferred Stock, 900 shares of preferred stock designated as Auction

20 [Applies to MYD, BHV and MPA.]

21 [Applies to BKN and MQT.]

22 [Applies to BKN.]

23 [Applies to MYD.]

24 [Applies to MQT.]

25 [Applies to BKN, MYD and MQT.]

26 [Applies to BHV.]

27 [Applies to MPA.]

28 [Applies to MYD, MQT and MPA]

29 [Applies to BKN.]

30 [Applies to MPA]

Market Preferred Stock, Series A, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series B, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series C, 900 shares of preferred stock designated as Auction Market Preferred Stock, Series D, and 900 shares of preferred stock designated as Auction Market Preferred Stock, Series E, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 1,720 shares of preferred stock designated as Auction Market Preferred Stock, Series F, and 2,000 shares of preferred stock designated as Auction Market Preferred Stock, Series G, each with a par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, and (iv) 2,514 shares of preferred stock designated as Series W-7 Variable Rate Demand Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share]31/[and 116 shares of Series W-7 Variable Rate Demand Preferred Shares, par value $0.001 per share and liquidation preference of $100,000 per share]32/[and 1,000,000 shares of preferred shares of beneficial interest, par value $0.05 per share]33 (the “Target Fund VRDP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”)]34[ and [(ii) 3,262 shares of preferred stock designated as Auction Rate Municipal Preferred Stock, Series T7, and 2,600 shares of preferred stock designated as Auction Rate Municipal Preferred Stock, Series T28, each with a par value $0.01 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 1,239 shares of preferred stock designated as shares of stock of Series W-7 (Retired) Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share, and (iv) 678 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Target Fund VMTP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”)]35/[(ii) 3,000 shares of preferred stock designated as Auction Market Preferred Stock, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series A, 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series B, and 1,000 shares of preferred stock designated as Auction Market Preferred Stock, Series C, each with a par value $0.05 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iii) 400 shares of preferred stock designated as Auction Market Preferred Stock, Series E, par value $0.10 per share and liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) thereon, (iv) 1,165 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share, and (iv) 786 shares of preferred stock designated as shares of stock of Series W-7 Variable Rate Muni Term Preferred Shares, par value $0.10 per share and liquidation preference of $100,000 per share (the “Target Fund VMTP Shares” and together with the Target Fund Common Shares, the “Target Fund Shares”)]36. Each outstanding Target Fund Share is duly and validly issued and is fully paid and nonassessable, except as provided by the Target Fund’s [charter]37/[Agreement and Declaration of Trust]38/[Declaration of Trust]39, and has the voting rights provided by the Target Fund’s [charter]40/[Agreement and Declaration of Trust]41/[Declaration of Trust]42, Bylaws and applicable law. The Target Fund has no outstanding preferred shares other than [[2,514]43 [116]44 [826]45 Target Fund VRDP]46 [[678]47[786]48 Target Fund VMTP]49 Shares; no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Target Fund; and no outstanding securities convertible into shares of the Target Fund. All of the issued and outstanding Target Fund

31 [Applies to MYD.]

32 [Applies to BHV.]

33 [Applies to MPA.]

34 [Applies to MYD, BHV and MPA.]

35 [Applies to BKN.]

36 [Applies to MQT.]

37 [Applies to MYD, MQT and BKN.]

38 [Applies to BHV.]

39 [Applies to MPA.]

40 [Applies to MYD, MQT and BKN.]

41 [Applies to BHV.]

42 [Applies to MPA.]

43 [Applies to MYD.]

44 [Applies to BHV.]

45 [Applies to MPA.]

46 [Applies to MYD, BHV and MPA.]

47 [Applies to BKN.]

48 [Applies to MQT.]

49 [Applies to BKN and MQT.]

Common Shares will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Target Fund’s transfer agent as provided in Section 7(d).

(p)  All of the issued and outstanding Target Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(q)  The Target Fund will not sell or otherwise dispose of any of the Acquiring Fund Shares to be received in the Reorganization, except in distribution to the Target Fund Shareholders as provided in Section 3 of this Agreement.

(r)  The books and records of the Target Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Target Fund.

(s)  The Target Fund has elected to qualify and has qualified as a RIC within the meaning of Section 851 of the Code for each of its taxable years since its inception, and the Target Fund has satisfied the distribution requirements imposed by Section 852 of the Code to maintain RIC status for each of its taxable years.

3.	THE REORGANIZATION.

(a)  Subject to receiving the requisite approvals of the Target Fund Shareholders and the Acquiring Fund Shareholders, and to the other terms and conditions contained herein, and in accordance with the applicable law, the Target Fund agrees to convey, transfer and deliver to the Acquiring Fund and the Acquiring Fund agrees to acquire from the Target Fund, on the Closing Date, all of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund), and assume substantially all of the liabilities of the Target Fund, in exchange for that number of Acquiring Fund Shares provided in Section 4 of this Agreement, provided however that if, pursuant to the provisions of paragraph (c) of this Section 3 and paragraph (l) of Section 9 hereof, (i) the Target Fund determines to make any portion of the UNII Distributions (as defined in Section 3(c) herein) to the Target Fund Common Shareholders (as defined below) after the Closing Date, the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will exclude the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall not include such undistributed amount of such UNII Distributions, or (ii) the Target Fund determines that the Acquiring Fund will pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date, then the Target Fund Investments to be conveyed, transferred and delivered to the Acquiring Fund hereunder will include the amounts required for the payment of such portion of the UNII Distributions and the liabilities to be assumed by the Acquiring Fund shall include such undistributed amount of such UNII Distributions. The existence of the Acquiring Fund shall continue unaffected and unimpaired by the Reorganization and it shall be governed by the laws of Maryland.

(b)  If the investment adviser determines that the portfolios of the Target Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments or that the disposition of certain assets is necessary to ensure that the resulting portfolio will meet the Acquiring Fund’s investment objective, policies and restrictions, as set forth in the Joint Proxy Statement/Prospectus, a copy of which has been delivered (including by electronic format) to the Target Fund, the Target Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Target Fund to dispose of any portion of its assets if, in the reasonable judgment of the Target Fund’s Board of [Directors]50/[Trustees]51 or investment adviser, such disposition would create more than an insignificant risk that the Reorganization would not be treated as a “reorganization” described in Section 368(a) of the Code or would otherwise not be in the best interests of the Target Fund.

(c)  Prior to the Closing Date, the Target Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to holders of Target Fund Common Shares

50 [Applies to MYD, MQT and BKN.]

51 [Applies to BHV and MPA.]

(“Target Fund Common Shareholders”) entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such distributions (“UNII Distributions”) in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(d)  Pursuant to this Agreement, as soon as practicable, and in no event more than 48 hours, exclusive of Sundays and holidays, after the Closing Date, the Target Fund will distribute all Acquiring Fund Common Shares and Acquiring Fund VRDP Shares received by it to its shareholders , pro rata, and cash in lieu of fractional shares, as provided in subsection (f) of Section 4 below. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the names of and in the amounts due to the Target Fund Shareholders based on their respective holdings in the Target Fund as of the Valuation Time.

(e)  The Valuation Time shall be at the close of business of the New York Stock Exchange on the business day immediately preceding the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing by the Funds (the “Valuation Time”).

(f)  The Target Fund will pay or cause to be paid to the Acquiring Fund any interest the Target Fund receives on or after the Closing Date with respect to any of the Target Fund Investments transferred to the Acquiring Fund hereunder.

(g)  Recourse for liabilities assumed from the Target Fund by the Acquiring Fund in the Reorganization will be limited to the net assets acquired by the Acquiring Fund. The known liabilities of the Target Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(i) of this Agreement.

(h)  The Target Fund will be terminated as soon as practicable following the Closing Date by terminating its registration under the 1940 Act and dissolving and terminating under the laws of the [State of Maryland]52/[State of Delaware]53/[Commonwealth of Massachusetts]54 and will withdraw its authority to do business in any state where it is registered.

(i)  For U.S. federal income tax purposes, the parties to this Agreement intend that (i) the Reorganization qualify as a reorganization within the meaning of Section 368(a) of the Code, (ii) this Agreement constitutes a plan of reorganization within the meaning of U.S. Treasury Regulations Section 1.368-2(g), and (iii) the parties to this Agreement will each be a party to such reorganization within the meaning of Section 368(b) of the Code.

4.	ISSUANCE AND VALUATION OF ACQUIRING FUND SHARES IN THE REORGANIZATION.

(a)  A number of Acquiring Fund Common Shares with an aggregate net asset value equal to the value of the Target Fund Investments (including interest accrued as of the Valuation Time on debt instruments held by the Target Fund) acquired in the Reorganization determined as hereinafter provided, reduced by the amount of liabilities of the Target Fund assumed by the Acquiring Fund in the Reorganization, shall be issued by the Acquiring Fund to the Target Fund in exchange for such Target Fund Investments, which shall be determined as set forth below. The value of each Fund’s net assets shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding preferred shares of such Fund.

52 [Applies to MYD, MQT and BKN.]

53 [Applies to BHV.]

54 [Applies to MPA.]

(b)  A number of Acquiring Fund VRDP Shares equal to the number of Target Fund [VRDP]55[VMTP]56 Shares issued and outstanding immediately prior to the Closing Date, with the terms described in the Preferred Shares Proxy Statement, shall be issued by the Acquiring Fund to the Target Fund. No fractional Acquiring Fund VRDP Shares will be issued. The Target Fund may pay any accumulated but unpaid dividends with respect to any outstanding Target Fund [VRDP]57[VMTP]58 Shares prior to the Closing Date, up to and including the day immediately preceding the Closing Date.

(c)  The net asset value of the Acquiring Fund and the Target Fund, the values of their assets, the amounts of their liabilities, and the liquidation preference (including accumulated and unpaid dividends) of the Target Fund [VRDP]59[VMTP]60 Shares and the Acquiring Fund VRDP Shares shall be determined as of the Valuation Time in accordance with the regular procedures of the Acquiring Fund or such other valuation procedures as shall be mutually agreed by the parties, and no adjustment will be made to the net asset value or liquidation preference so determined of any Fund to take into account differences in realized and unrealized gains and losses.

Such valuation and determination shall be made by the Acquiring Fund in cooperation with the Target Fund and shall be confirmed by the Acquiring Fund to the Target Fund. The net asset value per share of the Acquiring Fund Common Shares and the liquidation preference (including accumulated and unpaid dividends) per share of the Acquiring Fund VRDP Shares shall be determined in accordance with such procedures.

For purposes of determining the net asset value per share of Target Fund Common Shares and the Acquiring Fund Common Shares, the value of the securities held by the applicable Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) and the aggregate liquidation value of the outstanding Target Fund [VRDP]61[VMTP]62 Shares or Acquiring Fund VRDP Shares, as the case may be, shall be divided by the total number of Target Fund Common Shares or Acquiring Fund Common Shares, as the case may be, outstanding at such time.

(d)  The Acquiring Fund shall issue to each Target Fund Common Shareholder book-entry interests for the Acquiring Fund Common Shares registered in the name of such Target Fund Common Shareholder on the basis of each such holder’s proportionate interest in the aggregate net asset value of the Target Fund Common Shares, subject to paragraph (f) below with respect to fractional shares.

(e)  The Acquiring Fund shall issue to each Target Fund [VRDP]63[VMTP]64 Holder book-entry interests for the Acquiring Fund VRDP Shares registered in the name of such Target Fund [VRDP]65[VMTP]66 Holder on a one-for-one basis for each holder’s holdings of the Target Fund [VRDP]67[VMTP]68Shares. The Target Fund [VRDP]69[VMTP]70 Holders shall not receive, or be entitled to, any payment or other consideration in connection with or as a result of the Reorganization other than as provided in this Agreement. In connection with such issuance, the Acquiring Fund shall amend (or shall already have amended) the Acquiring Fund VRDP Shares’ Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares (the “Articles Supplementary”), share certificates representing such Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case as of, or prior to,

55 [Applies to MYD, BHV and MPA.]

56 [Applies to BKN and MQT.]

57 [Applies to MYD, BHV and MPA.]

58 [Applies to BKN and MQT.]

59 [Applies to MYD, BHV and MPA.]

60 [Applies to BKN and MQT.]

61 [Applies to MYD, BHV and MPA.]

62 [Applies to BKN and MQT.]

63 [Applies to MYD, BHV and MPA.]

64 [Applies to BKN and MQT.]

65 [Applies to MYD, BHV and MPA.]

66 [Applies to BKN and MQT.]

67 [Applies to MYD, BHV and MPA.]

68 [Applies to BKN and MQT.]

69 [Applies to MYD, BHV and MPA.]

70 [Applies to BKN and MQT.]

the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document, to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(f)  No fractional shares of Acquiring Fund Common Shares will be issued to holders of Target Fund Common Shares unless such shares are held in a Dividend Reinvestment Plan account. In lieu thereof, the Acquiring Fund’s transfer agent will aggregate all fractional Acquiring Fund Common Shares to be issued in connection with the Reorganization (other than those issued to a Dividend Reinvestment Plan account) and sell the resulting full shares on the New York Stock Exchange at the current market price for Acquiring Fund Common Shares for the account of all holders of such fractional interests, and each such holder will receive such holder’s pro rata share of the proceeds of such sale upon issuance of book-entry interests representing Acquiring Fund Common Shares.

5.	PAYMENT OF EXPENSES.

(a)  The Target Fund and the Acquiring Fund will bear expenses incurred in connection with the Reorganization, including but not limited to, costs related to the preparation and distribution of materials distributed to each Fund’s Board of [Directors]71/[Directors/Trustees]72 (the “Board”), expenses incurred in connection with the preparation of this Agreement, the preparation and filing of any documents required by such Fund’s state of organization, the preparation and filing of the N-14 Registration Statement and the Preferred Shares Proxy Statement with the U.S. Securities and Exchange Commission (“SEC”), the printing and distribution of the Joint Proxy Statement/Prospectus, the Preferred Shares Proxy Statement and any other materials required to be distributed to shareholders, the SEC, state securities commission and secretary of state filing fees and legal and audit fees in connection with the Reorganization, fees incurred in obtaining the requisite consents of rating agencies, counterparties or service providers to the preferred shares, legal fees incurred in connection with amending the transaction documents for the preferred shares, which may include the legal fees of counterparties and service providers to the extent applicable, legal fees incurred preparing each Fund’s board materials, attending each Fund’s board meetings and preparing the minutes, rating agency fees associated with the ratings of the preferred shares in connection with the Reorganization, audit fees associated with each Fund’s financial statements, stock exchange fees, transfer agency fees, rating agency fees, portfolio transfer taxes (if any) and any similar expenses incurred in connection with the Reorganization, which will be borne directly by the respective Fund incurring the expense or allocated among the Funds based upon any reasonable methodology approved by the Boards of the Funds, provided, that the Acquiring Fund’s investment adviser may bear all or a portion of the reorganization expenses of each Fund as set forth in the N-14 Registration Statement. Neither the Funds nor the investment adviser will pay any expenses of shareholders arising out of or in connection with the Reorganization.

(b)  If for any reason the Reorganization is not consummated, no party shall be liable to any other party for any damages resulting therefrom, including, without limitation, consequential damages, and each Fund shall be responsible, on a proportionate total assets basis, for all expenses incurred in connection with the Reorganization.

6.	COVENANTS OF THE FUNDS.

(a)  COVENANTS OF EACH FUND.

(i)  Each Fund covenants to operate its business as presently conducted between the date hereof and the Closing Date, except to the extent that the Target Fund is required or permitted to dispose of assets prior to the Closing Date pursuant to Section 3(a), Section 3(b) or Section 4(b) of this Agreement.

(ii)  Each of the Funds agrees that by the Closing Date all of its U.S. federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(iii)  The intention of the parties is that the transaction contemplated by this Agreement will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund

71 [Applies to MYD, MQT and BKN.]

72 [Applies to BHV and MPA.]

nor the Target Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Willkie Farr & Gallagher LLP (“Willkie”), counsel to the Funds, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Willkie).

(iv)  In connection with this covenant, the Funds agree to cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund agrees to retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Target Fund for each of such Fund’s taxable periods ending on or before the Closing Date.

(v)  The Acquiring Fund VRDP Shares to be transferred to the Target Fund for distribution to the Target Fund [VRDP]73[VMTP]74 Holders on the Closing Date shall only be distributed to the Target Fund [VRDP]75[VMTP]76 Holders in accordance with an available exemption from registration under the 1933 Act, in a manner not involving any public offering within the meaning of Section 4(a)(2) of the 1933 Act.

(vi)  Each Fund shall use reasonable efforts to obtain all requisite consents and approvals necessary to consummate the Reorganization.

(b)  COVENANTS OF THE ACQUIRING FUND.

(i)  The Acquiring Fund will file the N-14 Registration Statement and the Preferred Shares Proxy Statement with the SEC and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. Each Fund agrees to cooperate fully with the other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement and the Preferred Shares Proxy Statement as required by the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and the state securities laws.

(ii)  The Acquiring Fund has no plan or intention to sell or otherwise dispose of the Target Fund Investments, except for dispositions made in the ordinary course of business.

(iii)  Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified, closed-end management investment company registered under the 1940 Act.

(iv)  The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund Common Shares to be issued in the Reorganization to be approved for listing on the New York Stock Exchange prior to the Closing Date.

(v)  The Acquiring Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Acquiring Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Acquiring Fund VRDP Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

73 [Applies to MYD, BHV and MPA.]

74 [Applies to BKN and MQT.]

75 [Applies to MYD, BHV and MPA.]

76 [Applies to BKN and MQT.]

(vi)  The Acquiring Fund shall use reasonable efforts to cause the Acquiring Fund VRDP Shares to be issued in connection with the Reorganization to be rated no lower than the rating assigned to the Acquiring Fund VRDP Shares immediately prior to the Closing Date by the rating agencies then rating the Acquiring Fund VRDP Shares.

(vii)  The Acquiring Fund shall use reasonable efforts to amend the following documents to reflect the authorization and issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization: (1) the Articles Supplementary; (2) share certificates representing Acquiring Fund VRDP Shares; (3) the VRDP Shares Fee Agreement for the Acquiring Fund VRDP Shares; (4) the VRDP Shares Purchase Agreement for the Acquiring Fund VRDP Shares; (5) the VRDP Shares Remarketing Agreement for the Acquiring Fund VRDP Shares; (6) the Tender and Paying Agent Agreement for the Acquiring Fund VRDP Shares; and (7) such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares, in each case by the Closing Date and only to the extent necessary or applicable to such agreement, instrument or document.

(c)  COVENANTS OF THE TARGET FUND.

(i)  The Target Fund agrees that following the consummation of the Reorganization, following the payment of any portion of the UNII Distribution to be paid to the Target Fund Common Shareholders by the Target Fund in accordance with Sections 3(c) and 9(l) hereof following the Closing, it will dissolve in accordance with the laws of the [State of Maryland]77/[State of Delaware]78/[Commonwealth of Massachusetts]79, and any other applicable law, it will not make any distributions of any Acquiring Fund Common Shares other than to its shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, and on and after the Closing Date it shall not conduct any business except in connection with its termination.

(ii)  The Target Fund undertakes that if the Reorganization is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Target Fund has ceased to be a registered investment company.

(iii)  The Target Fund agrees to mail to its shareholders of record entitled to vote at the special meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus (but only to the Target Fund Common Shareholders) and the Preferred Shares Proxy Statement (but only to the Target Fund [VRDP]80[VMTP]81 Holders), each of which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(iv)  After the Closing Date, the Target Fund shall prepare, or cause its agents to prepare, any U.S. federal, state or local tax returns required to be filed by such Target Fund with respect to its final taxable year ending with its complete liquidation and dissolution and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Target Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by such Target Fund to the extent such expenses have been accrued by such Target Fund in the ordinary course without regard to the Reorganization; any excess expenses shall be paid from a liability reserve established to provide for the payment of such expenses.

(v)  Upon the request of the Acquiring Fund, the Target Fund shall use reasonable efforts to perform the following actions by the Closing Date or such later time as may be agreed to by the Acquiring Fund: (a) terminate the [VRDP Shares Fee Agreement, the VRDP Shares Purchase Agreement, the VRDP

77 [Applies to MYD, MQT and BKN.]

78 [Applies to BHV.]

79 [Applies to MPA.]

80 [Applies to MYD, BHV and MPA.]

81 [Applies to BKN and MQT.]

Shares Remarketing Agreement and the Tender and Paying Agent Agreement]82[Redemption and Paying Agent Agreement]83 and such other agreements, instruments or documents related to the Target Fund [VRDP]84[VMTP]85 Shares, (b) withdraw the ratings assigned to the Target Fund [VRDP]86[VMTP]87 Shares, (c) cancel the share certificates representing Target Fund [VRDP]88[VMTP]89 Shares, and (d) withdraw or deregister the Target Fund [VRDP]90[VMTP]91 Shares from The Depository Trust Company.

7.	CLOSING DATE.

(a)  The closing of the Reorganization (the “Closing”) shall occur prior to the opening of the NYSE at the offices of Willkie, 787 Seventh Avenue, New York, New York 10019, or at such other time or location as may be mutually agreed to by the Funds, on the next full business day following the Valuation Time to occur after the satisfaction or waiver of all of the conditions set forth in Sections 8 and 9 of this Agreement (other than the conditions that relate to actions to be taken, or documents to be delivered at the Closing, it being understood that the occurrence of the Closing shall remain subject to the satisfaction or waiver of such conditions at Closing), or at such other time and date as may be mutually agreed to by the Funds (such date, the “Closing Date”).

(b)  On the Closing Date, the Target Fund shall deliver the Target Fund Investments to the Acquiring Fund, and the Acquiring Fund shall issue the Acquiring Fund Shares as provided in this Agreement. To the extent that any Target Fund Investments, for any reason, are not transferable on the Closing Date, the Target Fund shall cause such Target Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)  The Target Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Target Fund Investments delivered to the Acquiring Fund hereunder.

(d)  On the Closing Date, the Target Fund shall deliver or make available to (including by electronic format) the Acquiring Fund a list of the names and addresses of all of the Target Fund Common Shareholders of record immediately prior to the Closing Date and the number of Target Fund Common Shares owned by each such Target Fund Common Shareholder, certified to the best of its knowledge and belief by the transfer agent for the Target Fund Common Shares or by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, or Secretary or any Assistant Secretary.

8.	CONDITIONS OF THE TARGET FUND.

The obligations of the Target Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been approved by [at least two-thirds of the members]92[a majority]93 of the Board of the Target Fund and by the affirmative vote of the Target Fund Common Shareholders and the Target Fund [VRDP]94[VMTP]95 Holders, voting as a single class, representing a [majority of the outstanding shares]96/ [majority of shares entitled to be cast on this Agreement]97/[1940 Act Majority (as defined below) of the outstanding

82 [Applies to MYD, BHV and MPA.]

83 [Applies to BKN and MQT.]

84 [Applies to MYD, BHV and MPA.]

85 [Applies to BKN and MQT.]

86 [Applies to MYD, BHV and MPA.]

87 [Applies to BKN and MQT.]

88 [Applies to MYD, BHV and MPA.]

89 [Applies to BKN and MQT.]

90 [Applies to MYD, BHV and MPA.]

91 [Applies to BKN and MQT.]

92 [Applies to MQT, MYD, BHV and MPA].

93 [Applies to BKN.]

94 [Applies to MYD, BHV and MPA.]

95 [Applies to BKN and MQT.]

96 [Applies to MYD, MQT and MPA.]

97 [Applies to BKN.]

shares entitled to vote on this Agreement]98, and by the affirmative vote of the Target Fund [VRDP]99[VMTP]100 Holders, voting as a separate class, representing a 1940 Act Majority (as defined below) of the outstanding [VRDP]101[VMTP]102 Shares entitled to vote on this Agreement. A “1940 Act Majority” means the affirmative vote of either (i) 67% or more of the class or classes of Target Fund Shares entitled to vote on such proposal present at the Target Fund’s shareholder meeting where this Agreement shall be approved, if the holders of more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal are present or represented by proxy or (ii) more than 50% of the outstanding class or classes of Target Fund Shares entitled to vote on such proposal, whichever is less.

(b)  That the Acquiring Fund shall have delivered (including in electronic format) to the Target Fund (i) a copy of the resolutions approving this Agreement and the issuance of additional Acquiring Fund Shares in connection with the Reorganization adopted by the Board of the Acquiring Fund, (ii) a certificate setting forth the vote of the Acquiring Fund VRDP Holders, voting as a separate class, approving this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, and the vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, approving the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization, and (iii) a certificate certifying that the Acquiring Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Acquiring Fund’s Secretary or any Assistant Secretary.

(c)  That the Acquiring Fund shall have provided or made available (including by electronic format) to the Target Fund the Acquiring Fund Closing Financial Statements, together with a schedule of the Acquiring Fund’s investments, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent Annual or Semi-Annual Report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(d)  That the Acquiring Fund shall have furnished to the Target Fund a certificate signed by the Acquiring Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(e)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(f)  That the Target Fund shall have received the opinion of Miles & Stockbridge P.C., special Maryland counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)  The Acquiring Fund is validly existing as a corporation under the laws of the State of Maryland and in good standing under the laws of the State of Maryland and has the corporate power to conduct its business as described in the definitive Joint Proxy Statement/Prospectus filed with the SEC pursuant to Rule 424(b) under the 1933 Act.

(ii)  The Acquiring Fund has the corporate power and authority to execute and deliver the Agreement and perform all of its obligations under the Agreement under the applicable laws of the State of

98 [Applies to BHV.]

99 [Applies to MYD, BHV and MPA.]

100 [Applies to BKN and MQT.]

101 [Applies to MYD, BHV and MPA.]

102 [Applies to BKN and MQT.]

Maryland. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of the Acquiring Fund under the laws of the State of Maryland and the Acquiring Fund’s charter.

(iii)  The execution and delivery by the Acquiring Fund of this Agreement did not, and the performance of the Acquiring Fund’s obligations under the Agreement will not, violate the Acquiring Fund’s charter or Bylaws.

(iv)  Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will violate any provision of law of the State of Maryland applicable to the Acquiring Fund.

(v)  Assuming that the Acquiring Fund Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Shares to be issued and delivered to the Target Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s charter, Bylaws or the applicable laws of the State of Maryland.

(g)  That the Target Fund shall have received the opinion of Willkie, counsel to the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that substantively provides the following:

(i)  The Acquiring Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii)  To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund, or the enforceability of the Agreement against the Acquiring Fund.

(iii)  Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(h)  That the Target Fund shall have obtained an opinion from counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(i)  That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Target Fund.

(j)  That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund, be contemplated by the SEC.

(k)  [That the liquidity provider for the Target Fund VRDP Shares shall have consented to this Agreement.]103

9.	CONDITIONS OF THE ACQUIRING FUND.

103 [Applies to MYD, BHV and MPA.]

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)  That this Agreement and amendments to the Articles Supplementary in connection with the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund VRDP Holders, voting as a separate class, of a 1940 Act Majority of the outstanding Acquiring Fund VRDP Shares.

(b)  That the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization shall have been approved by the Board of the Acquiring Fund and by the affirmative vote of the Acquiring Fund Common Shareholders and the Acquiring Fund VRDP Holders, voting as a single class, of a majority of shares entitled to vote on such issuance.

(c)  The Target Fund shall have delivered (including in electronic format) to the Acquiring Fund (i) a copy of the resolutions approving this Agreement adopted by the Board of the Target Fund, (ii) a certificate setting forth the vote of the Target Fund Common Shareholders and the Target Fund [VRDP]104[VMTP]105 Holders, voting as a single class, approving this Agreement, and the vote of the Target Fund [VRDP]106[VMTP]107 Holders, voting as a separate class, approving this Agreement, and (iii) a certificate certifying that the Target Fund has received all requisite consents and approvals necessary to consummate the Reorganization, each certified by the Target Fund’s Secretary or any Assistant Secretary.

(d)  That the Target Fund shall have provided or made available (including by electronic format) to the Acquiring Fund the Target Fund Closing Financial Statements, together with a schedule of the Target Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Target Fund’s behalf by its Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, and a certificate signed the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Target Fund since the date of the Target Fund’s most recent Annual Report or Semi-Annual Report, as applicable, other than changes in the Target Fund Investments since that date or changes in the market value of the Target Fund Investments.

(e)  That the Target Fund shall have furnished to the Acquiring Fund a certificate signed by the Target Fund’s Chief Executive Officer, President, any Vice President, Chief Financial Officer, Treasurer or any Assistant Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date all representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Target Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(f)  That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(g)  That the Acquiring Fund shall have received the opinion of [Miles & Stockbridge P.C.]108/[Morris, Nichols, Arsht & Tunnell LLP]109/[ Morgan, Lewis & Bockius LLP]110, special [Maryland]111/[Delaware]112/[Massachusetts]113 counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

104 [Applies to MYD, BHV and MPA.]

105 [Applies to BKN and MQT.]

106 [Applies to MYD, BHV and MPA.]

107 [Applies to BKN and MQT.]

108 [Applies to MYD, MQT and BKN.]

109 [Applies to BHV.]

110 [Applies to MPA.]

111 [Applies to MYD, MQT and BKN.]

112 [Applies to BHV.]

113 [Applies to MPA.]

(i)  The Target Fund [is validly existing and is in good standing under the laws of the State of]114 [Maryland]115/[ Delaware]116/[is in good standing with the office of the Secretary of the Commonwealth of Massachusetts]117.

(ii)  The Target Fund has the [corporate]118/[statutory trust]119 power and authority [under the declaration of trust]120 to execute and deliver the Agreement and perform all of its obligations under the Agreement under the applicable laws of the [State of Maryland]121/[State of Delaware]122/[Commonwealth of Massachusetts]123. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all necessary [corporate]124 /[statutory trust]125 /[business trust]126 action on the part of the Target Fund under the laws of the [State of Maryland]127/[State of Delaware]128/[Commonwealth of Massachusetts]129 and the Target Fund’s [charter]130 /[Agreement and Declaration of Trust]131/[Declaration of Trust]132.

(iii)  The Agreement has been duly executed by the Target Fund.

(iv)  The execution and delivery by the Target Fund of the Agreement did not, and the performance of the Target Fund’s obligations under the Agreement will not, violate the [charter]133 /[Agreement and Declaration of Trust]134 or the Bylaws of the Target Fund.

(v)  Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will violate any provision of any applicable law of the [State of Maryland]135/[State of Delaware]136/[Commonwealth of Massachusetts]137.

(h)  That the Acquiring Fund shall have received the opinion of Willkie, counsel to the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that substantively provides the following:

(i)  The Target Fund is registered with the SEC as a closed-end management investment company under the 1940 Act.

(ii)  To the best of such counsel’s knowledge, no governmental approval, which has not been obtained and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund, or the enforceability of the Agreement against the Target Fund.

114 [Applies to MYD, MQT, BKN and BHV.]

115 [Applies to MYD, MQT and BKN.]

116 [Applies to BHV.]

117 [Applies to MPA.]

118 [Applies to MYD, MQT and BKN.]

119 [Applies to BHV.]

120 [Applies to MPA.]

121 [Applies to MYD, MQT and BKN.]

122 [Applies to BHV.]

123 [Applies to MPA.]

124 [Applies to MYD, MQT and BKN.]

125 [Applies to BHV.]

126 [Applies to MPA.]

127 [Applies to MYD, MQT and BKN.]

128 [Applies to BHV.]

129 [Applies to MPA.]

130 [Applies to MYD, MQT and BKN.]

131 [Applies to BHV.]

132 [Applies to MPA.]

133 [Applies to MYD, MQT and BKN.]

134 [Applies to BHV and MPA.]

135 [Applies to MYD, MQT and BKN.]

136 [Applies to BHV.]

137 [Applies to MPA.]

(iii)  Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of applicable federal securities law of the United States of America.

(i)  That the Acquiring Fund shall have obtained an opinion from counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(j)  That all proceedings taken by the Target Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(k)  That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Target Fund, be contemplated by the SEC.

(l)  That prior to the Closing Date, the Target Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to the Target Fund Common Shareholders entitled to such dividends (i) all of its investment company taxable income to and including the Closing Date, if any (computed without regard to any deduction for dividends paid), (ii) all of its net capital gain, if any, recognized to and including the Closing Date and (iii) the excess of its interest income excludable from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the period to and including the Closing Date. The Target Fund may pay amounts in respect of such UNII Distributions in one or more distributions to Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date. In addition, the Acquiring Fund may pay amounts in respect of such UNII Distributions on behalf of the Target Fund to the Target Fund Common Shareholders entitled to receive such UNII Distributions after the Closing Date as an agent out of cash or other short-term liquid assets maturing prior to the payment date of the UNII Distributions acquired from the Target Fund in the Reorganization, segregated for this purpose and maintained in an amount at least equal to the remaining payment obligations in respect of the UNII Distributions.

(m)  That the liquidity provider for the Acquiring Fund VRDP Shares shall have consented to this Agreement and the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization.

(n)  That the liquidity provider, remarketing agent, tender and paying agent and the rating agencies for the Acquiring Fund VRDP Shares shall have consented to any amendments to the Articles Supplementary, the Notice of Special Rate Period for the Acquiring Fund VRDP Shares, share certificates representing Acquiring Fund VRDP Shares and such other agreements, instruments or documents relating to the Acquiring Fund VRDP Shares that are necessary to reflect the issuance of additional Acquiring Fund VRDP Shares in connection with the Reorganization, but only to the extent such consent is required under the Related Documents (as defined in the Articles Supplementary).

10.	TERMINATION, POSTPONEMENT AND WAIVERS.

(a)  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Target Fund and the Acquiring Fund) prior to the Closing Date, or the Closing Date may be postponed, (i) by mutual consent of the Boards of the Acquiring Fund and the Target Fund; (ii) by the Board of the Target Fund if any condition of the Target Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; and (iii) by the Board of the Acquiring Fund if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)  If the transactions contemplated by this Agreement have not been consummated by [●], 2025, this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Boards of the Acquiring Fund and the Target Fund.

(c)  In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of any Fund or its respective directors, trustees, officers, agents or shareholders in respect of this Agreement other than with respect to Section 11 and payment by each Fund of its respective expenses incurred in connection with the Reorganization.

(d)  At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Acquiring Fund or the Target Fund (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)  The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and neither the Funds, nor any of their respective officers, directors, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, director, trustee, agent or shareholder of either of the Funds against any liability to the entity for which that officer, director, trustee, agent or shareholder so acts or to its shareholders, to which that officer, director, trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f)  If any order or orders of the SEC with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the Boards of the Acquiring Fund and the Target Fund to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the Target Fund Shareholders and the Acquiring Fund Shareholders unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Fund Shares to be issued to the Target Fund Shareholders, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the Target Fund Shareholders prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Target Fund promptly shall call a special meeting of the Target Fund Shareholders at which such conditions so imposed shall be submitted for approval.

11.	INDEMNIFICATION.

(a)  Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, directors, trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)  The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.	OTHER MATTERS.

(a)  All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)   All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to [BlackRock Investment Quality Municipal Trust, Inc.]138 [BlackRock MuniYield Fund, Inc.]139 [BlackRock MuniYield Quality Fund II, Inc.]140 [BlackRock Virginia Municipal Bond Trust]141 [BlackRock MuniYield Pennsylvania Quality Fund]142 c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, NY 10001, Attention: Janey Ahn, Secretary of the Target Fund or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to BlackRock MuniYield Quality Fund, Inc. c/o BlackRock Advisors, LLC, 50 Hudson Yards, New York, NY 10001, Attention: Janey Ahn, Secretary of the Acquiring Fund, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)  This Agreement supersedes all previous correspondence and oral communications between the Funds regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each Fund and shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said state.

(d)  This Agreement may be amended or modified by the parties hereto prior to the Closing Date, by action taken or authorized by their respective Boards at any time before or after adoption of this Agreement and approval of the Reorganization by the Target Fund Shareholders or the Acquiring Fund Shareholders, but, after any such adoption and approval, no amendment or modification shall be made which by law requires further approval by shareholders without such further approval. This Agreement may not be amended or modified except by an instrument in writing signed on behalf of each of the Funds.

(e)  This Agreement is not intended to confer upon any person other than the parties hereto (or their respective successors and assigns) any rights, remedies, obligations or liabilities hereunder. If any provision of this Agreement shall be held or made invalid by statute rule, regulation, decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to such extent, the provisions of this Agreement shall be deemed severable provided that this Agreement shall be deemed modified to give effect to the fullest extent permitted under applicable law to the intentions of the party as reflected by this Agreement prior to the invalidity of such provision.

(f)  It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the respective Fund [with respect to the Target Fund as provided in its Declaration of Trust which is on file with the Secretary of the Commonwealth of Massachusetts]. The execution and delivery of this Agreement

138 [Applies to BKN.]

139 [Applies to MYD.]

140 [Applies to MQT.]

141 [Applies to BHV.]

142 [Applies to MPA.]

has been authorized by the Boards of the Acquiring Fund and the Target Fund and signed by an authorized officer of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Board nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each Fund, [with respect to the Target Fund as provided in its Declaration of Trust which is on file with the Secretary of the Commonwealth of Massachusetts]143.

(g)  This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

[Remainder of Page Intentionally Left Blank]

143 [Applies to MPA.]

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

BLACKROCK MUNIYIELD QUALITY FUND, INC.

By:
Name: John M. Perlowski
Title: President and Chief Executive Officer

[BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.] [BLACKROCK MUNIYIELD FUND, INC.] [BLACKROCK MUNIYIELD QUALITY FUND II, INC.] [BLACKROCK VIRGINIA MUNICIPAL BOND TRUST] [BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND]

By:
Name: Stephen Minar
Title: Vice President

APPENDIX B

FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Acquiring Fund (MQY)

The following are fundamental investment restrictions of the Acquiring Fund and may not be changed without the approval of the holders of a majority of the Acquiring Fund’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Acquiring Fund may not:

•	Make investments for the purpose of exercising control or management.

•

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the SEC, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

•

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

•

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

•	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

•	Make loans to other persons, except that the Fund may purchase MQY Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

•

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

•

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on MQY Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

•

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states, municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For

B-1

purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Fund, which may be changed by the Board without stockholder approval, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of the market value of its total assets, (a) more than 5% of the market value of the Fund’s total assets would be invested in securities of a single issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

BKN

The Fund’s investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (defined in the 1940 Act as the lesser of (a) more than 50% of the outstanding shares (including common shares and any outstanding shares of preferred stock (“preferred shares”)) or (b) 67% or more of the shares (including common shares and any outstanding preferred shares) represented at a meeting at which more than 50% of the outstanding shares (including common shares and any outstanding preferred shares) are represented) and the approval of the holders of a majority of any outstanding preferred shares voting separately as a class. All other investment policies or practices are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at a time a transaction is effected, later changes in the percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

•

with respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at time of purchase) in the outstanding securities of any other issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof or other investment companies;

•

invest 25% of more of the value of its total assets in any one industry provided that such limitation shall not be applicable to municipal obligations other than those municipal obligations backed only by assets and revenues of non-governmental users;

•

issue senior securities other than (a) preferred shares not in excess of the excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred shares (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowings up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that the Fund’s obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with Hedging Transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses (a), (b) and (c) above,

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“total assets” shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (3);

•

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Fund’s investment objective and policies or the acquisition of securities subject to repurchase agreements;

•

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Fund may be deemed to be an underwriter;

•	invest for the purpose of exercising control over any issuer, except that the Fund may control a portfolio subsidiary;

•	purchase or sell real estate or interests therein other than municipal obligations secured by real estate or interests therein;

•

purchase or sell commodities or commodity contracts except for purposes, and only to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

•

make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund’s total assets and the Fund’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

As a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investments the income from which is exempt from federal income tax.

As a matter of non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in investment quality securities. For the purposes of the foregoing policy, an investment quality security is a security that is rated BBB or Baa or higher by Moody’s, S&P or Fitch or another nationally recognized rating agency or, if unrated, deemed to be of comparable quality by the Investment Advisor. The Fund has adopted a policy to provide shareholders of the Fund at least 60 days’ prior notice of any change in this non fundamental investment policy, if the change is not first approved by shareholders, which notice will comply with the 1940 Act, as amended, and the rules and regulations thereunder.

The Fund’s VMTP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, the Fund is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. The Fund is also subject to certain covenants and requirements under the terms of the VMTP Shares and related documents. Such requirements may be more restrictive than the restrictions set forth above. The Fund does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective

MYD

The Fund has adopted restrictions and policies relating to the investment of the Fund’s assets and its activities. Certain of the restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding share of each class of capital stock, but for shares of preferred stock voting separately as a single class, “majority” means more than 50% of the outstanding shares of preferred stock.

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Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Fund may not:

•	Make investments for the purpose of exercising control or management.

•

Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

•

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

•

Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

•	Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

•	Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitation.

•

Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

•

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

•

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, the Fund may borrow money in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Fund, which may be changed by the Board without shareholder approval, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

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If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MQT

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding Common Shares and outstanding Preferred Shares, voting together as a single class, and a majority of the outstanding Preferred Shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital stock represented at a meeting at which more than 50% of the outstanding shares of each class of capital stock are represented or (ii) more than 50% of the outstanding shares of each class of capital stock). The Fund may not:

1. Make investments for the purpose of exercising control or management.

2. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, (ii) by purchase of shares of tax-exempt money market funds advised by the Investment Advisor or its affiliates (as defined in the 1940 Act) to the extent permitted by an exemptive order issued to the Fund by the Securities and Exchange Commission, or (iii) by purchase in the open market of securities of closed-end investment companies and only if immediately thereafter not more than 10% of the Fund’s total assets would be invested in such securities.

3. Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein and the Fund may purchase and sell financial futures contracts and options thereon.

4. Issue senior securities other than preferred stock or borrow in excess of 5% of its total assets taken at market value; provided, however, that the Fund is authorized to borrow money in excess of 5% of the value of its total assets for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock.

5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act in selling portfolio securities.

6. Make loans to other persons, except that the Fund may purchase Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that the Fund may write, purchase and sell options and futures on Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of fundamental investment restriction (4) above, the Fund may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing shares of common stock or redeeming shares of preferred stock. For purposes

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of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

An additional investment restriction adopted by the Fund, which may be changed by the Board without stockholder approval, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

The Fund is currently classified as a diversified fund under the 1940 Act. This means that the Fund may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the Fund’s total assets would be invested in securities of that issuer or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

In order to obtain and maintain the desired ratings for the VMTP Shares from Moody’s and Fitch and to comply with the Eligible Assets requirement of the Articles Supplementary, the Fund will be required to comply with investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines will likely be more restrictive than the restrictions set forth above.

BHV

Except as described below, BHV, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

1.

invest 25% or more of the value of its Managed Assets in any one industry, provided that this limitation does not apply to municipal bonds other than those municipal bonds backed only by assets and revenues of non-governmental issuers;

2.

issue senior securities or borrow money other than as permitted by the 1940 Act or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies;

3.

make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with BHV’s investment objective and policies or the entry into repurchase agreements;

4.

underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities BHV may be deemed to be an underwriter;

5.

purchase or sell real estate or interests therein other than municipal bonds secured by real estate or interests therein; provided that BHV may hold and sell any real estate acquired in connection with its investment in portfolio securities; or

6.

purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without BHV becoming subject to registration with the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool.

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Except as described below, BHV, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding common shares and Preferred Shares, voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

When used with respect to particular shares of BHV, “majority of the outstanding” means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For purposes of applying the limitation set forth in subparagraph (1) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that BHV may invest more than 25% of its Managed Assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. BHV Trust reserves the right to invest more than 25% of its Managed Assets in industrial development bonds and private activity securities.

For the purpose of applying the limitation set forth in subparagraph (1) above, a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of BHV’s assets that may be invested in municipal bonds insured by any given insurer.

Under the 1940 Act, BHV may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a shareholder in any investment company, BHV will bear its ratable share of that investment company’s expenses, and will remain subject to payment of BHV’s advisory fees and other expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent BHV invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in BHV’s prospectus. As described in BHV’s prospectus in the section entitled “Risks,” the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

As a fundamental policy, under normal market conditions, BHV will invest at least 80% of its Managed Assets in municipal bonds, the interest of which is exempt from regular Federal income tax and Virginia personal income tax.

In addition to the foregoing fundamental investment policies, BHV is also subject to the following non-fundamental restrictions and policies, which may be changed by the board of trustees. BHV may not:

(1) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of BHV’s Managed Assets and BHV’s aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class. BHV may also make short sales “against the box” without respect to such

B-7

limitations. In this type of short sale, at the time of the sale, BHV owns or has the immediate and unconditional right to acquire at no additional cost the identical security;

(2) purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; or

(3) purchase securities of companies for the purpose of exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the acquisition of securities.

In addition, to comply with Federal tax requirements for qualification as a “regulated investment company,” BHV’s investments will be limited in a manner such that at the close of each quarter of each taxable year, (a) no more than 25% of the value of the BHV’s total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by BHV and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the BHV’s total assets, no more than 5% of its total assets are invested in the securities (other than United States government securities or securities of other regulated investment companies) of a single issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

BHV intends to apply for ratings for the Preferred Shares from Moody’s and/or S&P. In order to obtain and maintain the required ratings, BHV will be required to comply with investment quality, diversification and other guidelines established by Moody’s and/or S&P. Such guidelines will likely be more restrictive than the restrictions set forth above. BHV does not anticipate that such guidelines would have a material adverse effect on BHV’s holders of common shares or its ability to achieve its investment objective. BHV presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody’s (Aaa) and/or by S&P (AAA), but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of Preferred Shares by BHV. Moody’s and S&P receive fees in connection with their ratings issuances.

MPA

The following are fundamental investment restrictions of MPA and may not be changed without the approval of the holders of a majority of the MPA’s outstanding Common Shares and outstanding shares of VRDP Shares and any other preferred shares, voting together as a single class, and a majority of the outstanding shares of VRDP Shares and any other preferred shares, voting as a separate class (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares of each class of capital shares represented at a meeting at which more than 50% of the outstanding shares of each class of capital shares are represented or (ii) more than 50% of the outstanding shares of each class of capital shares). MPA may not:

1.	Make investments for the purpose of exercising control or management.

2.

Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed- end investment companies and only if immediately thereafter no more than 10% of MPA’s total assets would be invested in such securities.

3.

Purchase or sell real estate, real estate limited partnerships, commodities or commodity contracts; provided that MPA may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein, and MPA may purchase and sell financial futures contracts and options thereon.

4.

Issue senior securities other than preferred shares or borrow in excess of 5% of its total assets taken at market value; provided, however, that MPA is authorized to borrow moneys in excess of 5% of the value of its total assets for the purpose of repurchasing shares of beneficial interest or redeeming preferred shares.

5.	Underwrite securities of other issuers except insofar as MPA may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

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6.	Make loans to other persons, except that MPA may purchase Pennsylvania Municipal Bonds, Municipal Bonds and other debt securities in accordance with its investment objective, policies and limitations.

7.

Purchase any securities on margin, except that MPA may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by MPA of initial or variation margin in connection with financial futures contracts and options thereon is not considered the purchase of a security on margin).

8.

Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except that MPA may write, purchase and sell options and futures on Pennsylvania Municipal Bonds, Municipal Bonds, U.S. Government obligations and related indices or otherwise in connection with bona fide hedging activities.

9.

Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry; provided that, for purposes of this restriction, states municipalities and their political subdivisions are not considered to be part of any industry.

For purposes of investment restriction (4) above, MPA may borrow moneys in excess of 5% of the value of its total assets to the extent permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law for the purpose of repurchasing Common Shares or redeeming shares of preferred shares.

For purposes of fundamental investment restriction (9) above, the exception for states, municipalities and their political subdivisions applies only to tax-exempt securities issued by such entities.

Additional investment restrictions adopted by MPA, which may be changed by the Board of Trustees without shareholder approval, provide that MPA may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by MPA except as may be necessary in connection with borrowings mentioned in investment restriction (4) above or except as may be necessary in connection with transactions in financial futures contracts and options thereon.

If a percentage restriction on the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

MPA is classified as non-diversified within the meaning of the 1940 Act, which means that MPA is not limited by the 1940 Act in the proportion of its total assets that it may invest in securities of a single issuer. However, MPA’s investments are limited so as to qualify MPA for the special tax treatment afforded RICs under the federal tax laws. In order to qualify as a RIC, MPA must, among other things, diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of MPA’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities (other than U.S. Government securities and securities of other RICs) of any one issuer, any two or more issuers controlled by MPA and engaged in the same, similar or related trades or businesses, or any one or more “qualified publicly traded partnerships.” For purposes of this restriction, MPA will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Trustees of MPA to the extent necessary to comply with changes in the federal tax requirements.

To the extent that MPA assumes large positions in the securities of a small number of issuers, its yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

MPA’s VRDP Shares are assigned long-term ratings by Moody’s and Fitch. In order to maintain the required ratings, MPA is required to comply with certain investment quality, diversification and other guidelines established by Moody’s and Fitch. Such guidelines may be more restrictive than the restrictions set forth above. MPA does not anticipate that such guidelines would have a material adverse effect on its ability to achieve its investment objective. Moody’s and Fitch receive fees in connection with their ratings issuances. MPA is also subject to certain

B-9

covenants and requirements under the terms of MPA VRDP Shares and related documents, including the terms of the liquidity facility supporting MPA VRDP Shares. Such requirements may be more restrictive than the restrictions set forth above. MPA does not anticipate that such requirements would have a material adverse effect on its ability to achieve its investment objective. Please see “Information about the VRDP Shares of the Funds” for additional information about each Fund’s VRDP Shares.

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The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED August 29, 2025

STATEMENT OF ADDITIONAL INFORMATION

BLACKROCK INVESTMENT QUALITY MUNICIPAL TRUST, INC.

BLACKROCK MUNIYIELD FUND, INC.

BLACKROCK MUNIYIELD QUALITY FUND II, INC.

BLACKROCK VIRGINIA MUNICIPAL BOND TRUST

BLACKROCK MUNIYIELD PENNSYLVANIA QUALITY FUND

BLACKROCK MUNIYIELD QUALITY FUND, INC.

Dated [●]

This Statement of Additional Information is available to the common shareholders of BlackRock Investment Quality Municipal Trust, Inc. (NYSE Ticker: BKN) (“BKN”), BlackRock MuniYield Fund, Inc. (NYSE Ticker: MYD) (“MYD”), BlackRock MuniYield Quality Fund II, Inc. (NYSE Ticker: MQT) (“MQT”), BlackRock Virginia Municipal Bond Trust (NYSE Ticker: BHV) (“BHV”), and BlackRock MuniYield Pennsylvania Quality Fund (NYSE Ticker: MPA) (“MPA”) in connection with the Reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each of BKN, MYD, MQT, BHV and MPA into BlackRock MuniYield Quality Fund, Inc. (NYSE Ticker: MQY) (“MQY” or the “Acquiring Fund,” and collectively with BKN, MYD, MQT, BHV and MPA, the “Funds,” and each, a “Fund”), whereby the Acquiring Fund will acquire substantially all of the assets and assume substantially all of the liabilities of BKN, MYD, MQT, BHV and MPA in exchange solely for newly issued shares of the Acquiring Fund’s common stock, par value $0.10 per share and Variable Rate Demand Preferred Shares, par value $0.10 per share and with a liquidation preference of $100,000 per share (“VRDP Shares” and the holders thereof, “VRDP Holders”) (plus any accumulated and unpaid dividends that have accrued on the BKN and MQT VMTP Shares and the MYD, BHV and MPA VRDP Shares up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to such Closing Date), in the form of book-entry interests. The Acquiring Fund will list the newly issued common shares on the New York Stock Exchange (“NYSE”). BKN, MYD, MQT, BHV and MPA will then distribute the newly issued Acquiring Fund common shares and Acquiring Fund VRDP Shares to BKN, MYD, MQT, BHV and MPA common shareholders (although cash may be distributed in lieu of fractional common shares) and VRDP Holders or VMTP Holders, as applicable, of BKN, MYD, MQT, BHV and MPA, respectively, terminate their registration under the Investment Company Act of 1940, as amended (the “1940 Act”), and liquidate, dissolve and terminate in accordance with their respective charters/declarations of trust and applicable state law. The Acquiring Fund will continue to operate after the Reorganizations as a registered, diversified, closed-end management investment company with the investment objective, investment strategies, investment policies and restrictions described in the Joint Proxy Statement/Prospectus. Each of BKN, MYD, MQT, BHV and MPA may be referred to herein individually as a “Target Fund” or collectively as the “Target Funds.”

The aggregate net asset value (“NAV”) (not the market value) of the Acquiring Fund common shares received by the common shareholders of BKN, MYD, MQT, BHV and MPA in the Reorganizations will equal the aggregate NAV (not the market value) of the BKN, MYD, MQT, BHV and MPA common shares held by such common shareholders immediately prior to the Closing Date (although BKN, MYD, MQT, BHV and MPA common shareholders may receive cash for their fractional common shares). The aggregate NAV of each Fund immediately prior to the applicable Reorganization will reflect accrued expenses associated with such Reorganization. The value of each Fund’s net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding VMTP Shares or VRDP Shares, as applicable, of such Fund.

On the Closing Date of the Reorganizations, BKN, MYD, MQT, BHV and MPA VMTP Holders or VRDP Holders, as applicable, will receive on a one-for-one basis one newly issued Acquiring Fund VRDP Share, par value $0.10 per share and with a liquidation preference of $100,000 per share (plus any accumulated and unpaid dividends that have

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accrued on the BKN, MYD, MQT, BHV or MPA VMTP Shares or VRDP Shares, as applicable, up to and including the day immediately preceding the Closing Date of the Reorganizations if such dividends have not been paid prior to the Closing Date), in exchange for each BKN, MYD, MQT, BHV or MPA VMTP Share or VRDP Share held by the BKN, MYD, MQT, BHV or MPA VMTP Holders or VRDP Holders, as applicable, immediately prior to the Closing Date. The newly issued Acquiring Fund VRDP Shares are expected to be of a an identical or substantially identical series as those of the Acquiring Fund’s outstanding VRDP Shares. No fractional Acquiring Fund VRDP Shares will be issued. The terms of the Acquiring Fund VRDP Shares to be issued in connection with the Reorganizations will be identical or substantially identical to the terms of the Acquiring Fund’s outstanding VRDP Shares and will rank on parity with the Acquiring Fund’s outstanding VRDP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring Fund. The newly issued Acquiring Fund VRDP Shares are expected to have a mandatory redemption date of 30 years from the date of issuance. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding. The Reorganizations will not result in any changes to the terms of the Acquiring Fund’s VRDP Shares currently outstanding.

A copy of a form of the Agreement and Plan of Reorganization that will be entered into between each of BKN, MYD, MQT, BHV and MPA with the Acquiring Fund is attached as Appendix A to the Joint Proxy Statement/Prospectus. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Joint Proxy Statement/Prospectus.

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [●] relating to the Reorganizations. A copy of the Joint Proxy Statement/Prospectus may be obtained, without charge, by writing to the Funds at 1 University Square Drive, Princeton, New Jersey 08540-6455, or by calling (800) 882-0052.

The Acquiring Fund will provide, without charge, upon the written or oral request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

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INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Acquiring Fund’s investment objective, policies and techniques that are described in the Joint Proxy Statement/Prospectus.

Environmental, Social and Governance (“ESG”) Integration. Although the Acquiring Fund does not seek to implement a specific sustainability objective, strategy or process unless disclosed in the Joint Proxy Statement/Prospectus, Acquiring Fund management will consider ESG factors as part of the investment process for the Acquiring Fund. Fund management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on a fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary research of the Investment Advisor across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Acquiring Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.

Certain of these considerations may affect the Acquiring Fund’s exposure to certain companies or industries. While Acquiring Fund management views ESG considerations as having the potential to contribute to the Acquiring Fund’s long-term performance, there is no guarantee that such results will be achieved.

ADDITIONAL RISK FACTORS AND SPECIAL CONSIDERATIONS

The following information supplements the discussion of the Acquiring Fund’s risk factors that are described in the Joint Proxy Statement/Prospectus.

Risk Factors in Strategic Transactions and Derivatives. The Acquiring Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks such as credit risk, currency risk, leverage risk, liquidity risk, correlation risk, index risk and volatility as described below:

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Credit Risk—the risk that the counterparty in a derivative transaction will be unable to honor its financial obligation to the Acquiring Fund, or the risk that the reference entity in a derivative will not be able to honor its financial obligations. In particular, derivatives traded in over-the-counter (“OTC”) markets often are not guaranteed by an Exchange (as defined herein) or clearing corporation and often do not require payment of margin, and to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations.

•	Currency Risk—the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

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Leverage Risk—the risk associated with certain types of investments or trading strategies (such as, for example, borrowing money to increase the amount of investments) that relatively small market movements may result in large changes in the value of an investment. Certain transactions in derivatives (such as futures transactions or sales of put options) involve substantial leverage risk and may expose the Acquiring Fund to potential losses that exceed the amount originally invested by the Acquiring Fund.

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Liquidity Risk—the risk that certain securities may be difficult or impossible to sell at the time that the Acquiring Fund would like or at the price that the Acquiring Fund as seller believes the security is currently worth. There can be no assurances that, at any specific time, either a liquid secondary market will exist for a derivative or the Acquiring Fund will otherwise be able to sell such instrument at an acceptable price. It may, therefore, not be possible to close a position in a derivative without incurring substantial losses, if at all. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial illiquidity risk. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Acquiring Fund, the Acquiring Fund would continue to be required to make daily cash payments of variation margin in the event of adverse price movements. In such a situation, if the Acquiring Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.

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Correlation Risk—the risk that changes in the value of a derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market or security to which the Acquiring Fund seeks exposure through the use of the derivative. There are a number of factors which may prevent a derivative instrument from achieving the desired correlation (or inverse correlation) with an underlying asset, rate or index, such as the impact of fees, expenses and transaction costs, the timing of pricing, and disruptions or illiquidity in the markets for such derivative instrument.

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Index Risk—if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Acquiring Fund could receive lower interest payments or experience a reduction in the value of the derivative to below the price that the Acquiring Fund paid for such derivative. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

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Volatility Risk—the risk that the Acquiring Fund’s use of derivatives may reduce income or gain and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price over a defined time period. The Acquiring Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited.

When a derivative is used as a hedge against a position that the Acquiring Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurances that the Acquiring Fund’s hedging transactions will be effective. The Acquiring Fund could also suffer losses related to its derivative positions as a result of unanticipated market movements, which losses are potentially unlimited. BlackRock Advisors, LLC (the “Investment Advisor”) may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Acquiring Fund’s derivatives positions to lose value. In addition, some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Acquiring Fund to sell or otherwise close a derivatives position could expose the Acquiring Fund to losses and could make derivatives more difficult for the Acquiring Fund to value accurately.

When engaging in a hedging transaction, the Acquiring Fund may determine not to seek to establish a perfect correlation between the hedging instruments utilized and the portfolio holdings being hedged. Such an imperfect correlation may prevent the Acquiring Fund from achieving the intended hedge or expose the Acquiring Fund to a risk of loss. The Acquiring Fund may also determine not to hedge against a particular risk because it does not regard the probability of the risk occurring to be sufficiently high as to justify the cost of the hedge or because it does not foresee the occurrence of the risk. It may not be possible for the Acquiring Fund to hedge against a change or event at attractive prices or at a price sufficient to protect the assets of the Acquiring Fund from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge at all against certain risks.

If the Acquiring Fund invests in a derivative instrument it could lose more than the principal amount invested. Moreover, derivatives raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in securities, and there is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Acquiring Fund.

The Acquiring Fund is not required to use derivatives or other portfolio strategies to seek to increase return or to seek to hedge its portfolio and may choose not to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurances that the Acquiring Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Although the Investment Advisor seeks to use derivatives to further the Acquiring Fund’s investment objective, there is no assurance that the use of derivatives will achieve this result.

Options Risk. There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options, whether traded OTC or on a recognized securities exchange (e.g., NYSE), separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (an “exchange”) may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Office of the Comptroller of the Currency (“OCC”) may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Futures Transactions and Options Risk. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by the Acquiring Fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Investment Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged. The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments. For example, if the price of the futures contract moves more or less than the price of the hedged security, the Acquiring Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Acquiring Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Acquiring Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically lower than that of the futures contracts.

The particular securities comprising the index underlying a securities index financial futures contract may vary from the securities held by the Acquiring Fund. As a result, the Acquiring Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Acquiring Fund. The correlation may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Acquiring Fund’s investments as compared to those comprising the securities index and general economic or political factors. In addition, the correlation between movements in the value of the securities index may be subject to change over time as additions to and deletions from the securities index alter its structure. The correlation between futures contracts on U.S. Government securities and the securities held by the Acquiring Fund may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such futures contracts and the prices of securities held by the Acquiring Fund may be greater. The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

The Acquiring Fund may liquidate futures contracts it enters into through offsetting transactions on the applicable contract market. There can be no assurances, however, that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close out a futures position. In the event of adverse price movements, the Acquiring Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Acquiring Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. The inability to close out futures positions also could have an adverse impact on the Acquiring Fund’s ability to hedge effectively its investments in securities. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. The Acquiring Fund will enter into a futures position only if, in the judgement of the Investment Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Investment Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame. To the extent interest rates remain stable during the period in which a futures contract or option is held by the Acquiring Fund or such rates move in a direction opposite to that anticipated, the Acquiring Fund may realize a loss on the Strategic Transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Acquiring Fund’s total return for such period may be less than if it had not engaged in the Strategic Transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses. There is also the risk of loss by the Acquiring Fund of margin deposits in the event of bankruptcy of a broker with which the Acquiring Fund has an open position in a financial futures contract. Because the Acquiring Fund will engage in the purchase and sale of futures contracts for hedging purposes or to seek to enhance the Acquiring Fund’s return, any losses incurred in connection therewith may, if the strategy is successful, be offset in whole or in part by increases in the value of securities held by the Acquiring Fund or decreases in the price of securities the Acquiring Fund intends to acquire.

The amount of risk the Acquiring Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Over-the-Counter Trading Risk. The derivative instruments that may be purchased or sold by the Acquiring Fund may include instruments not traded on an exchange. The risk of nonperformance by the counterparty to an instrument may be greater than, and the ease with which the Acquiring Fund can dispose of or enter into closing transactions with respect to an instrument may be less than, the risk associated with an exchange traded instrument. In addition, significant disparities may exist between “bid” and “asked” prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges also are not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with the transactions. Because derivatives traded in OTC markets generally are not guaranteed by an exchange or clearing corporation, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations.

Certain derivatives traded in OTC markets, including indexed securities, swaps and OTC options, involve substantial liquidity risk. The absence of liquidity may make it difficult or impossible for the Acquiring Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Acquiring Fund to ascertain a market value for such instruments. The Acquiring Fund will, therefore, acquire illiquid OTC instruments (i) if the agreement pursuant to which the instrument is purchased contains a formula price at which the instrument may be terminated or sold, or (ii) for which the Investment Advisor anticipates the Acquiring Fund can receive on each business day at least two independent bids or offers, unless a quotation from only one dealer is available, in which case that dealer’s quotation may be used. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Acquiring Fund has unrealized gains in such instruments or has deposited collateral with its counterparties the Acquiring Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor its obligations. The Acquiring Fund will attempt to minimize these risks by engaging in transactions in derivatives traded in OTC markets only with financial institutions that have substantial capital or that have provided the Acquiring Fund with a third-party guaranty or other credit enhancement.

Dodd-Frank Act Risk. Title VII of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd Frank Act”) (the “Derivatives Title”) imposed a substantially new regulatory structure on derivatives markets, with particular emphasis on swaps (which were subject to oversight by the the Commodity Futures Trading Commission (the “CFTC”)) and security-based swaps (which were subject to oversight by the Securities and Exchange Commission (“SEC”)). The regulatory framework covers a broad range of swap market participants, including banks, non-banks, credit unions, insurance companies, broker-dealers and investment advisers. Prudential regulators were granted authority to regulate margining of swaps and security-based swaps of banks and bank-related entities.

Although the CFTC and the prudential regulators have adopted and have begun implementing required regulations, the SEC rules were not finalized until December 2019 and firms had until October 2021 to come into compliance.

Current regulations for swaps require the mandatory central clearing and mandatory exchange trading of particular types of interest rate swaps and index credit default swaps (together, “Covered Swaps”). The Fund is required to clear its Covered Swaps through a clearing broker, which requires, among other things, posting initial margin and variation margin to the Fund’s clearing broker in order to enter into and maintain positions in Covered Swaps. Covered Swaps generally are required to be executed through a swap execution facility (“SEF”), which can involve additional transaction fees.

Additionally, under the Dodd-Frank Act, swaps (and both swaps and security-based swaps entered into with banks) are subject to margin requirements and swap dealers are required to collect margin from the Fund and post variation margin to the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps (as well as security-based swaps in addition to OTC swaps where the dealer is a bank or subsidiary of a bank holding company) will be phased-in through September 2021. The CFTC has not yet adopted capital requirements for swap dealers. As uncleared capital requirements for swap dealers and uncleared capital and margin requirements for security-based swaps are phased in and implemented, such requirements may make certain types of trades and/or trading strategies more costly. There may be market dislocations due to uncertainty during the implementation period of any new regulation and the Investment Advisor cannot know how the derivatives market will adjust to the CFTC’s new capital regulations and to the new SEC regulations governing security-based swaps.

In addition, regulations adopted by global prudential regulators that are now in effect require certain bank- regulated counterparties and certain of their affiliates to include in “qualified financial contracts,” including many derivatives contracts as well as repurchase agreements and securities lending agreements, terms that delay or restrict the rights of counterparties to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of affiliate credit enhancements (such as guarantees) in the event that the bank-regulated counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings.

Legal and Regulatory Risk. At any time after the date hereof, legislation or additional regulations may be enacted that could negatively affect the assets of the Acquiring Fund. Changing approaches to regulation may have a negative impact on the securities in which the Acquiring Fund invests. Legislation or regulation may also change the way in which the Acquiring Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Acquiring Fund or will not impair the ability of the

Acquiring Fund to achieve its investment objective. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Act are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords, the market may not react the way the Investment Advisor expects. Whether the Acquiring Fund achieves its investment objective may depend on, among other things, whether the Investment Advisor correctly forecasts market reactions to this and other legislation. In the event the Investment Advisor incorrectly forecasts market reaction, the Acquiring Fund may not achieve its investment objective.

Regulation as a “Commodity Pool.” The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent the Acquiring Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Investment Advisor has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Investment Advisor is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of the Acquiring Fund.

Failure of Futures Commission Merchants and Clearing Organizations. The Acquiring Fund is required to deposit funds to margin open positions in cleared derivative instruments (both futures and swaps) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by an FCM from its customers are held by an FCM on a commingled basis in an omnibus account and amounts in excess of assets posted to the clearing organization may be invested by an FCM in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Acquiring Fund with any FCM as margin for futures contracts or commodity options may, in certain circumstances, be used to satisfy losses of other clients of the Acquiring Fund’s FCM. In addition, the assets of the Acquiring Fund posted as margin against both swaps and futures contracts may not be fully protected in the event of the FCM’s bankruptcy.

MANAGEMENT OF THE FUNDS

The Board of Directors/Trustees and Officers

The Board of Trustees or the Board of Directors, as applicable (each, a “Board”) of each Fund consists of ten individuals (each, a “Board Member”), eight of whom are not “interested persons” of each Fund as defined in the 1940 Act (the “Independent Board Members”). The registered investment companies advised by the Investment Advisor or its affiliates (the “BlackRock-Advised Funds”) are organized into one complex of closed-end funds and open-end non-index fixed-income funds (the “BlackRock Fixed-Income Complex”), one complex of open-end equity, multi-asset, index and money market funds (the “BlackRock Multi-Asset Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fixed-Income Complex. The Board Members also oversee as Board members the operations of the other open-end and closed-end registered investment companies included in the BlackRock Fixed-Income Complex.

Certain biographical and other information relating to the Board Members and officers of each Fund is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of investment companies and investment portfolios overseen in the BlackRock-Advised Funds and any currently held public company and other investment company directorships or trusteeships.

Please refer to the below table which identifies the Board Members and sets forth certain biographical information about the Board Members for each Fund.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Board Members

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) and Board Member (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester[4] 1951	Vice Chair of the Board (Since 2022) and Board Member (Since 2007)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	68 RICs consisting of 105 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia L. Egan[4] 1955	Board Member (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Lorenzo A. Flores 1964	Board Member (Since 2021)	Chief Financial Officer, Lattice Semiconductor Corporation (LSCC) since 2025; Chief Financial Officer, Intel Foundry from 2024 to 2025; Vice Chairman, Kioxia, Inc. from 2019 to 2024; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	66 RICs consisting of 103 Portfolios	None

Stayce D. Harris 1959	Board Member (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot,	66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
United Airlines from 1990 to 2020.

J. Phillip Holloman 1955	Board Member (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)

Catherine A. Lynch[4] 1961	Board Member (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust

Arthur P. Steinmetz[4] 1958	Board Member (Since 2023)	Trustee of Denison University since 2020; Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019); Trustee, President and.	68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019. Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014

Interested Directors[5]

Robert Fairbairn 1965	Board Member (Since 2015)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	94 RICs consisting of 271 Portfolios	None

John M. Perlowski[4] 1964	Board Member (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009;	96 RICs consisting of 273 Portfolios	None

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Advisory Director of Family Resource Network (charitable foundation) since 2009.

(1)	The address of each Board Member is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.

(2)

Each Independent Board Member holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or charter, or statute, or until December 31 of the year in which he or she turns 75. Board Members who are “interested persons,” as defined in the 1940 Act (each, an “Interested Board Member”), serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the applicable Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Board Members on a case-by-case basis, as appropriate.

(3)

Date shown is the earliest date a person has served for the Funds covered by this Statement of Additional Information. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Board Members first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R. Glenn Hubbard, 2004 and W. Carl Kester, 1995. Certain other Independent Board Members became members of the boards of the closed-end funds in the BlackRock Fixed-Income Complex as follows: Cynthia L. Egan, 2016 and Catherine A. Lynch, 2016.

(4)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.

(5)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of each Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

Experience, Qualifications and Skills of the Board Members

The Independent Board Members have adopted a statement of policy that describes the experiences, qualifications, skills and attributes that are necessary and desirable for potential Independent Board Member candidates (the “Statement of Policy”). The Boards believe that each Independent Board Member satisfied, at the time he or she was initially elected or appointed a Board Member, and continues to satisfy, the standards contemplated by the Statement of Policy as well as the standards set forth in each Fund’s By-laws. Furthermore, in determining that a particular Board Member was and continues to be qualified to serve as a Board Member, the Boards have considered a variety of criteria, none of which, in isolation, was controlling. The Boards believe that, collectively, the Board Members have balanced and diverse experiences, skills, attributes and qualifications, which allow the Boards to operate effectively in governing the Funds and protecting the interests of shareholders. Among the attributes common to all Board Members is their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Funds’ Investment Advisor, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Board Members. Each Board Member’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Funds or the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, or not-for-profit entities or other organizations; ongoing commitment and participation in Board and Committee meetings, as well as his or her leadership of standing and other committees of other BlackRock-Advised funds throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of Board Members that support the conclusion that he or she should serve on the Boards.

Board Members	Experience, Qualifications and Skills

Independent Board Members

R. Glenn Hubbard

R. Glenn Hubbard has served in numerous roles in the field of economics, including as the Chairman of the U.S. Council of Economic Advisers of the President of the United States. Dr. Hubbard has served as the Dean of Columbia Business School, as a member of the Columbia Faculty and as a Visiting Professor at the John F. Kennedy School of Government at Harvard University, the Harvard Business School and the University of Chicago. Dr. Hubbard’s experience as an adviser to the President of the United States adds a dimension of balance to each Fund’s governance and provides perspective on economic issues. Dr. Hubbard’s service on the boards of ADP and Metropolitan Life Insurance Company provides the Boards with the benefit of his experience with the management practices of other financial companies. Dr. Hubbard’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, its operations, and the business and regulatory issues facing the Funds. Dr. Hubbard’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Boards, Chair of the Executive Committee and a member of the Governance and Nominating Committee, the Compliance Committee and the Performance Oversight Committee.

W. Carl Kester

The Boards benefit from W. Carl Kester’s experiences as a professor and author in finance, and his experience as the George Fisher Baker Jr. Professor of Business Administration at Harvard Business School and as Deputy Dean of Academic Affairs at Harvard Business School from 2006 through 2010 adds to the Boards a wealth of expertise in corporate finance and corporate governance. Dr. Kester has authored and edited numerous books and research papers on both subject matters, including co-editing a leading volume of finance case studies used worldwide. Dr. Kester’s long-standing service on the boards of directors/trustees of the closed-end funds in the BlackRock Fixed-Income Complex also provides him with a specific understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Dr. Kester’s independence from the Funds and the Investment Advisor enhances his service as a Vice Chair of the Boards, Chair of the Governance and Nominating Committee and a member of the Executive Committee, the Discount Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee.

Cynthia L. Egan

Cynthia L. Egan brings to the Boards a broad and diverse knowledge of investment companies and the retirement industry as a result of her many years of experience as President, Retirement Plan Services, for T. Rowe Price Group, Inc. and her various senior operating officer positions at Fidelity Investments, including her service as Executive Vice President of FMR Co., President of Fidelity Institutional Services Company and President of the Fidelity Charitable Gift Fund. Ms. Egan has also served as an advisor to the U.S. Department of Treasury as an expert in domestic retirement security. Ms. Egan began her professional career at the Board of Governors of the Federal Reserve and the Federal Reserve Bank of New York. Ms. Egan is also a director of UNUM Corporation, a publicly traded insurance company providing personal risk reinsurance, and a director and Chair of the Board of The Hanover Group, a public property casualty insurance company. Ms. Egan is also the lead independent director and non-executive Vice Chair of the Board of Huntsman Corporation, a publicly traded manufacturer and marketer of chemical products. Ms. Egan’s independence from the Funds and the Investment Advisor enhances her service as Chair of the Compliance Committee and a member of the Discount Committee, the Governance and Nominating Committee, the Performance Oversight Committee and the Securities Lending Committee.

Lorenzo A. Flores

The Boards benefit from Lorenzo A. Flores’s many years of business, leadership and financial experience in his roles at various public and private companies. In particular, Mr. Flores’s service as Chief Financial Officer of Lattice Semiconductor Corporation, a semiconductor company that designs, develops, and markets programmable logic products and related software, Chief Financial Officer of Intel Foundry, a semiconductor manufacturing unit of Intel Corporation, Chief Financial Officer and Corporate Controller of Xilinx, Inc., a technology and semiconductor company that supplies programmable logic devices, and Vice Chairman of Kioxia, Inc., a manufacturer and supplier of flash memory and solid state drives, and his long experience in the technology industry allow him to provide insight to into financial, business and technology trends. Mr. Flores’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Flores’s independence from the Funds and the Investment Advisor enhances his service as a member of the Performance Oversight Committee.

Stayce D. Harris

The Boards benefit from Stayce D. Harris’s leadership and governance experience gained during her extensive military career, including as a three-star Lieutenant General of the United States Air Force. In her most recent role, Ms. Harris reported to the Secretary and Chief of Staff of the Air Force on matters concerning Air Force effectiveness, efficiency and the military discipline of active duty, Air Force Reserve and Air National Guard forces. Ms. Harris’s experience on governance matters includes oversight of inspection policy and the inspection and evaluation system for all Air Force nuclear and conventional forces; oversight of Air Force counterintelligence operations and service on the Air Force Intelligence Oversight Panel; investigation of fraud, waste and abuse; and oversight of criminal investigations and complaints resolution programs. Ms. Harris is also a director of The Boeing Company. Ms. Harris’s independence from the Funds and the Investment Advisor enhances her service as a member of the Compliance Committee and the Performance Oversight Committee.

J. Phillip Holloman

The Boards benefit from J. Phillip Holloman’s many years of business and leadership experience as an executive, director and advisory board member of various public and private companies. In particular, Mr. Holloman’s service as Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation, President and Chief Operating Officer of Cintas Corporation allows him to provide insight into business trends and conditions. Mr. Holloman’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Holloman’s independence from the Funds and the Investment Advisor enhances his service as a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Catherine A. Lynch

Catherine A. Lynch, who served as the Chief Executive Officer and Chief Investment Officer of the National Railroad Retirement Investment Trust, benefits the Boards by providing business leadership and experience and a diverse knowledge of pensions and endowments. Ms. Lynch is also a trustee of PennyMac Mortgage Investment Trust, a specialty finance company that invests primarily in mortgage-related assets. Ms. Lynch also holds the designation of Chartered Financial Analyst. Ms. Lynch’s knowledge of financial and accounting matters qualifies her to serve as Chair of the Audit Committee. Ms. Lynch’s independence from the Funds and the Investment Advisor enhances her service as the Chair of the Discount Committee and the Chair of the Securities Lending Committee, and a member of the Governance and Nominating Committee and the Performance Oversight Committee.

Arthur P. Steinmetz

The Boards benefit from Arthur P. Steinmetz’s many years of business and leadership experience as an executive, chairman and director of various companies in the financial industry. Mr. Steinmetz’s service as Chairman, Chief Executive Officer and President of the OppenheimerFunds, Inc. and as Trustee, President and Principal Executive Officer of certain OppenheimerFunds funds provides insight into the asset management industry. He has also served as a Director of ScotiaBank (U.S.). Mr. Steinmetz’s knowledge of financial and accounting matters qualifies him to serve as a member of the Audit Committee. Mr. Steinmetz’s independence from the Funds and the Investment Advisor enhances his service as Chair of the Performance Oversight Committee and a member of the Discount Committee.

Interested Board Members

Robert Fairbairn

Robert Fairbairn has more than 25 years of experience with BlackRock, Inc. and over 30 years of experience in finance and asset management. In particular, Mr. Fairbairn’s positions as Vice Chairman of BlackRock, Inc., Member of BlackRock’s Global Executive and Global Operating Committees and Co-Chair of BlackRock’s Human Capital Committee provide the Boards with a wealth of practical business knowledge and leadership. In addition, Mr. Fairbairn has global investment management and oversight experience through his former positions as Global Head of BlackRock’s Retail and iShares® businesses, Head of BlackRock’s Global Client Group, Chairman of BlackRock’s international businesses and his previous oversight over BlackRock’s Strategic Partner Program and Strategic Product Management Group. Mr. Fairbairn also serves as a board member for the funds in the BlackRock Multi-Asset Complex.

John M. Perlowski

John M. Perlowski’s experience as Managing Director of BlackRock, Inc. since 2009, as the Head of BlackRock Global Accounting and Product Services since 2009, and as President and Chief Executive Officer of the Funds provides him with a strong understanding of the Funds, their operations, and the business and regulatory issues facing the Funds. Mr. Perlowski’s prior position as Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, and his former service as Treasurer and Senior Vice President of the Goldman Sachs Mutual Funds and as Director of the Goldman Sachs Offshore Funds provides the Boards with the benefit of his experience with the management practices of other financial companies. Mr. Perlowski also serves as a board member for the funds in the BlackRock Multi-Asset Complex. Mr. Perlowski’s experience with BlackRock enhances his service as a member of the Executive Committee.

Board Leadership Structure and Oversight

The Boards have overall responsibility for the oversight of the Funds. The Chair of the Boards and the Chief Executive Officer are different people. Not only is the Chair of the Boards an Independent Board Member, but also the Chair of each Board committee (each, a “Committee”) is an Independent Board Member. The Boards have seven standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, a Securities Lending Committee, a Discount Committee and an Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee of each Fund has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

The Funds do not have a compensation committee because their executive officers, other than the Funds’ Chief Compliance Officer (“CCO”), do not receive any direct compensation from the Funds and the CCO’s compensation is comprehensively reviewed by the Boards. The role of the Chair of the Boards is to preside over all meetings of the Boards and to act as a liaison with service providers, officers, attorneys, and other Board Members between meetings. The Chair of each Committee performs a similar role with respect to such Committee. The Chair of the Boards or Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committees from time to time. The Independent Board Members meet regularly outside the presence of the Funds’ management, in executive sessions or with other service providers to the Funds. The Boards have regular meetings five times a year, including a meeting to consider the approval of the Funds’ investment management agreements and, if necessary, may hold special meetings before their next regular meeting. The Audit Committee, the Governance and Nominating Committee, the Compliance Committee, the Performance Oversight Committee and the Securities Lending Committee each meets regularly and the Executive Committee and the Discount Committee each meets on an ad hoc basis to conduct the oversight functions delegated to that Committee by the Boards and reports its findings to the Boards. The Boards and each standing Committee conduct annual assessments of their oversight function and structure. The Boards have determined that the Boards’ leadership structure is appropriate because it allows the Boards to exercise independent judgment over management and to allocate areas of responsibility among Committees and the Boards to enhance oversight.

The Boards decided to separate the roles of Chief Executive Officer from the Chair because they believe that having an independent Chair:

•	increases the independent oversight of the Funds and enhances the Boards’ objective evaluation of the Chief Executive Officer;

•	allows the Chief Executive Officer to focus on the Funds’ operations instead of Board administration;

•	provides greater opportunities for direct and independent communication between shareholders and the Boards; and

•	provides independent spokespersons for the Funds.

The Boards have engaged the Investment Advisor to manage the Funds on a day-to-day basis. Each Board is responsible for overseeing the Investment Advisor, other service providers, the operations of each Fund and associated risks in accordance with the provisions of the 1940 Act, state law, other applicable laws, each Fund’s charter/declaration of trust, and each Fund’s investment objective(s) and strategies. The Boards review, on an ongoing basis, the Funds’ performance, operations, and investment strategies and techniques. The Boards also conduct reviews of the Investment Advisor and its role in running the operations of the Funds.

Day-to-day risk management with respect to the Funds is the responsibility of the Investment Advisor or other service providers (depending on the nature of the risk), subject to the supervision of the Investment Advisor. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Investment Advisor or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of the Boards’ general oversight of the Funds and is addressed as part of various Board and Committee activities. The Boards, directly or through Committees, also review reports from, among others, management, the independent registered public accounting firm for the Funds, the Investment Advisor, and internal auditors for the Investment Advisor or its affiliates, as appropriate, regarding risks faced by the Funds and management’s or the service providers’ risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Board Members and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The Boards have approved the appointment of a Chief Compliance Officer, who oversees the implementation and testing of the Funds’ compliance program and reports regularly to the Boards regarding compliance matters for the Funds and their service providers. The Independent Board Members have engaged independent legal counsel to assist them in performing their oversight responsibilities.

During the calendar year 2024, the Board of each Fund met the following number of times:

Fund Name	Ticker	Number of Board Meetings
BlackRock Investment Quality Municipal Trust, Inc.	BKN	7
BlackRock MuniYield Fund, Inc.	MYD	7
BlackRock MuniYield Quality Fund II, Inc.	MQT	7
BlackRock Virginia Municipal Bond Trust	BHV	7
BlackRock MuniYield Pennsylvania Quality Fund	MPA	8
BlackRock MuniYield Quality Fund, Inc.	MQY	7

During the most recent full fiscal year for each Fund, the Board met the following number of times:

Fund Name	Ticker	Fiscal Year End	Number of Board Meetings
BlackRock Investment Quality Municipal Trust, Inc.	BKN	July 31, 2025	8
BlackRock MuniYield Fund, Inc.	MYD	July 31, 2025	8
BlackRock MuniYield Quality Fund II, Inc.	MQT	July 31, 2025	8
BlackRock Virginia Municipal Bond Trust	BHV	July 31, 2025	8
BlackRock MuniYield Pennsylvania Quality Fund	MPA	July 31, 2025	8
BlackRock MuniYield Quality Fund, Inc.	MQY	July 31, 2025	8

No incumbent Board Member attended less than 75% of the aggregate number of meetings of each Board and of each Committee on which the Board Member served during each Fund’s most recently completed fiscal year.

Audit Committee. Each Board has a standing Audit Committee composed of Catherine A. Lynch (Chair), Lorenzo A. Flores, J. Phillip Holloman and Arthur P. Steinmetz, all of whom are Independent Board Members. Ms.

Lynch and Messrs. Steinmetz and Flores have been determined by the Audit Committee and the Board to be Audit Committee Financial Experts. The principal responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities relating to the accounting and financial reporting policies and practices of the Fund. The Audit Committee’s responsibilities include, without limitation: (i) approving and recommending to the full Board for approval the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and evaluating the independence and objectivity of the Independent Registered Public Accounting Firm; (ii) approving all audit engagement terms and fees for the Fund; (iii) reviewing the conduct and results of each audit; (iv) reviewing any issues raised by the Fund’s Independent Registered Public Accounting Firm or management regarding the accounting or financial reporting policies and practices of the Fund, its internal controls, and, as appropriate, the internal controls of certain service providers and management’s response to any such issues; (v) reviewing and discussing the Fund’s audited and unaudited financial statements and disclosure in the Fund’s shareholder reports relating to the Fund’s performance; (vi) assisting the Board’s responsibilities with respect to the internal controls of the Fund and its service providers with respect to accounting and financial matters; and (vii) resolving any disagreements between the Fund’s management and the Fund’s Independent Registered Public Accounting Firm regarding financial reporting. A copy of the Audit Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Governance and Nominating Committee. Each Board has a standing Governance and Nominating Committee composed of W. Carl Kester (Chair), Cynthia L. Egan, J. Phillip Holloman, R. Glenn Hubbard and Catherine A. Lynch, all of whom are Independent Board Members.

The principal responsibilities of the Governance and Nominating Committee are: (i) identifying individuals qualified to serve as Independent Board Members and recommending Board nominees that are not “interested persons” of the Funds (as defined in the 1940 Act) for election by shareholders or appointment by the Board; (ii) advising the Board with respect to Board composition, procedures and Committees of the Board (other than the Audit Committee); (iii) overseeing periodic self-assessments of the Board and Committees of the Board (other than the Audit Committee); (iv) reviewing and making recommendations in respect to Independent Board Member compensation; (v) monitoring corporate governance matters and making recommendations in respect thereof to the Board; (vi) acting as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to the Independent Board Members; and (vii) reviewing and making recommendations to the Board in respect of Fund share ownership by the Independent Board Members.

The Governance and Nominating Committee of each Board seeks to identify individuals to serve on the Board who have a diverse range of viewpoints, qualifications, experiences, backgrounds and skill sets so that the Board will be better suited to fulfill its responsibility of overseeing the Fund’s activities. In so doing, the Governance and Nominating Committee reviews the size of the Board, the ages of the current Board Members and their tenure on the Board, and the skills, background and experiences of the Board Members in light of the issues facing the Fund in determining whether one or more new Board Members should be added to the Board. The Board as a group strives to achieve diversity in terms of gender, race and geographic location. The Governance and Nominating Committee believes that the Board Members as a group possess the array of skills, experiences and backgrounds necessary to guide the Fund. The Board Members’ biographies included in the Proxy Statement highlight the diversity and breadth of skills, qualifications and expertise that the Board Members bring to the Fund.

Each Governance and Nominating Committee may consider nominations for Board Members made by the Fund’s shareholders as it deems appropriate. Under each Fund’s By-laws, shareholders must follow certain procedures to nominate a person for election as a Board Member at an annual or special meeting, or to introduce an item of business at an annual meeting. Under these advance notice procedures, shareholders must submit the proposed nominee or item of business by delivering a notice to the Secretary of the Fund at its principal executive offices. Each Fund must receive notice of a shareholder’s intention to introduce a nomination or proposed item of business for an annual shareholder meeting not less than 120 days nor more than 150 days before the anniversary of the prior year’s annual shareholder meeting. Assuming that the 2025 annual shareholder meeting of a Fund is held within 25 days of July 26, 2025, the Fund must receive notice pertaining to the 2025 annual meeting of shareholders no earlier than Wednesday, February 26, 2025 and no later than Friday, March 28, 2025. However, if a Fund holds its 2025 annual shareholder meeting on a date that is not within 25 days before or after July 26, 2025, such Fund must receive the notice of a shareholder’s intention to introduce a nomination or proposed item of business not later than the close of business on the tenth day following the day on which the notice of the date of the shareholder meeting was mailed or the public disclosure of the date of the shareholder meeting was made, whichever comes first.

Each Fund’s By-laws provide that notice of a proposed nomination must include certain information about the shareholder and the nominee, as well as a written consent of the proposed nominee to serve if elected. A notice of a proposed item of business must include a description of and the reasons for bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

Further, each Fund has adopted Board Member qualification requirements which can be found in each Fund’s By-laws and are applicable to all Board Members that may be nominated, elected, appointed, qualified or seated to serve as Board Members. The qualification requirements may include: (i) age limits; (ii) limits on service on other boards; (iii) restrictions on relationships with investment advisers other than the Investment Advisor; and (iv) character and fitness requirements. In addition to not being an “interested person” of the Fund as defined under Section 2(a)(19) of the 1940 Act, each Independent Board Member may not be or have certain relationships with a shareholder owning five percent or more of the Fund’s voting securities or owning other percentage ownership interests in investment companies registered under the 1940 Act. Reference is made to each Fund’s By-laws for more details. A copy of the Governance and Nominating Committee Charter for each Fund can be found in the “Corporate Governance” section of the BlackRock Closed-End Fund website at www.blackrock.com.

Compliance Committee. Each Fund has a Compliance Committee composed of Cynthia L. Egan (Chair), Stayce D. Harris, R. Glenn Hubbard and W. Carl Kester, all of whom are Independent Board Members. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility with respect to the oversight of regulatory and fiduciary compliance matters involving the Fund, the fund-related activities of the Investment Advisor, and any sub-advisers and the Fund’s other third party service providers. The Compliance Committee’s responsibilities include, without limitation: (i) overseeing the compliance policies and procedures of the Fund and its service providers and recommending changes or additions to such policies and procedures; (ii) reviewing information on and, where appropriate, recommending policies concerning the Fund’s compliance with applicable law; (iii) reviewing information on any significant correspondence with or other actions by regulators or governmental agencies with respect to the Fund and any employee complaints or published reports that raise concerns regarding compliance matters; and (iv) reviewing reports from, overseeing the annual performance review of, and making certain recommendations in respect of the CCO, including, without limitation, determining the amount and structure of the CCO’s compensation. Each Board has adopted a written charter for the Board’s Compliance Committee.

Performance Oversight Committee. Each Fund has a Performance Oversight Committee composed of Arthur P. Steinmetz (Chair), Cynthia L. Egan, Lorenzo A. Flores, Stayce D. Harris, J. Phillip Holloman, R. Glenn Hubbard, W. Carl Kester and Catherine A. Lynch, all of whom are Independent Board Members. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Fund’s investment performance relative to the Fund’s investment objective(s), policies and practices. The Performance Oversight Committee’s responsibilities include, without limitation: (i) reviewing the Fund’s investment objective(s), policies and practices; (ii) recommending to the Board any required action in respect of changes in fundamental and non-fundamental investment restrictions; (iii) reviewing information on appropriate benchmarks and competitive universes; (iv) reviewing the Fund’s investment performance relative to such benchmarks; (v) reviewing information on unusual or exceptional investment matters; (vi) reviewing whether the Fund has complied with its investment policies and restrictions; and (vii) overseeing policies, procedures and controls regarding valuation of the Fund’s investments. Each Board has adopted a written charter for the Board’s Performance Oversight Committee.

Discount Committee. Each Fund has a Discount Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan, W. Carl Kester and Arthur P. Steinmetz, all of whom are Independent Board Members. The principal responsibilities of the Discount Committee include, without limitation, the following responsibilities with respect to the Funds when a Fund is trading at a share price lower than its net asset value (referred to as “trading at a discount”): (i) monitoring, on behalf of the Board, the Fund; (ii) seeking to identify factors driving a Fund trading at a discount; (iii) engaging with the Investment Advisor on ways to potentially mitigate a Fund trading at a discount; (iv) reviewing and making recommendations to the Board regarding actions related to a Fund trading at a discount; and (v) addressing such other matters relating to a Fund trading at a discount as the Discount Committee deems appropriate. Each Board has adopted a written charter for the Board’s Discount Committee.

Securities Lending Committee. Each Fund has a Securities Lending Committee composed of Catherine A. Lynch (Chair), Cynthia L. Egan and W. Carl Kester, all of whom are Independent Board Members. The principal responsibilities of the Securities Lending Committee include, without limitation: (i) supporting, overseeing and organizing on behalf of the Board the process for oversight of each Fund’s securities lending activities; and (ii) providing a recommendation to the Board regarding the annual approval of each Fund’s Securities Lending Guidelines and each Fund’s agreement with the lending agent. Each Board has adopted a written charter for the Board’s Securities Lending Committee.

Executive Committee. Each Fund has an Executive Committee composed of R. Glenn Hubbard (Chair) and W. Carl Kester, both of whom are Independent Board Members, and John M. Perlowski, who serves as an interested Board Member. The principal responsibilities of the Executive Committee include, without limitation: (i) acting on routine matters between meetings of the Board; (ii) acting on such matters as may require urgent action between meetings of the Board; and (iii) exercising such other authority as may from time to time be delegated to the Executive Committee by the Board. Each Board has adopted a written charter for the Board’s Executive Committee.

The Boards currently oversee the Funds’ usage of leverage, including the Funds’ incurrence, refinancing and maintenance of leverage and, to the extent necessary or appropriate, authorize or approve the execution of documentation in respect thereto. The Executive Committee has authority to make any such authorizations or approvals that are required between regular meetings of the Boards.

Each Audit Committee, Governance and Nominating Committee, Compliance Committee, Performance Oversight Committee, Discount Committee, Securities Lending Committee and Executive Committee met the following number of times for each Fund’s most recent fiscal year:

Ticker	Fiscal Year End	Number of Audit Committee Meetings	Number of Governance and Nominating Committee Meetings	Number of Compliance Committee Meetings	Number of Performance Oversight Committee Meetings	Number of Discount Committee Meetings	Number of Securities Lending Committee Meetings	Number of Executive Committee Meetings
BKN	July 31, 2025	9	5	4	4	4	2	0
MYD	July 31, 2025	9	5	4	4	4	2	0
MQT	July 31, 2025	9	5	4	4	4	2	0
BHV	July 31, 2025	9	5	4	4	4	2	0
MPA	July 31, 2025	9	5	4	4	4	2	0
Acquiring Fund (MQY)	July 31, 2025	9	5	4	4	4	2	0

Compensation of the Board Members

Each Independent Board Member is paid an annual retainer of $370,000 per year for his or her services as a Board member of the BlackRock-Advised Funds, including the Funds, together with out-of-pocket expenses in accordance with a Board policy on travel and other business expenses relating to attendance at meetings. In addition, the Chair of the Boards and the Vice Chair of the Boards are paid an additional annual retainer of $140,000 and $84,000, respectively. The Chairs of the Audit Committee, Performance Oversight Committee, Compliance Committee, Governance and Nominating Committee, Discount Committee and Securities Lending Committee are paid an additional annual retainer of $55,000, $42,500, $50,000, $42,500, $25,000 and $20,000, respectively. Each of the other members of the Audit Committee, Compliance Committee, Governance and Nominating Committee, Discount Committee and Securities Lending Committee are paid an additional annual retainer of $30,000, $25,000, $25,000, $20,000 and $15,000, respectively, for his or her service on such committee. An Independent Board Member may receive additional compensation for his or her service as a member or Chair, as applicable, of one or more ad hoc committees of the Boards. The Funds will pay a pro rata portion quarterly (based on relative net assets) of the foregoing Board Member fees paid by the funds in the BlackRock Fixed-Income Complex.

The Independent Board Members have agreed that a maximum of 50% of each Independent Board Member’s total compensation paid by funds in the BlackRock Fixed-Income Complex may be deferred pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan. Under the deferred compensation plan, deferred amounts earn a return for the Independent Board Members as though equivalent dollar amounts had been invested in shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Board Members. This has approximately the same economic effect for the Independent Board Members as if they had invested the deferred amounts in such funds in the BlackRock Fixed-Income Complex. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of a fund and are recorded as a liability for accounting purposes.

The following table sets forth the compensation paid to the Board Members by each Fund for the fiscal year ended July 31, 2025, and the aggregate compensation, including deferred compensation amounts, paid to them by all BlackRock-Advised Funds for the calendar year ended December 31, 2024.

Name[1]	Compensation from BKN	Compensation from MYD	Compensation from MQT	Compensation from BHV	Compensation from MPA	Compensation from the Acquiring Fund (MQY)	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Funds and Other BlackRock- Advised Funds[2,3]

Independent Board Members:
Cynthia L. Egan	$1,821	$4,232	$2,068	$187	$1,427	$7,098	None	$655,000
Lorenzo A. Flores	$1,483	$3,393	$1,678	$188	$1,170	$5,665	None	$420,000
Stayce D. Harris	$1,402	$3,194	$1,585	$188	$1,109	$5,324	None	$395,000
J. Phillip Holloman	$1,499	$3,433	$1,697	$188	$1,182	$5,734	None	$425,000
R. Glenn Hubbard	$1,999	$4,671	$2,272	$188	$1,561	$7,848	None	$600,000
W. Carl Kester	$2,068	$4,843	$2,352	$188	$1,614	$8,142	None	$746,500
Catherine A. Lynch	$1,886	$4,391	$2,142	$188	$1,476	$7,371	None	$695,000
Arthur P. Steinmetz	$1,620	$3,733	$1,836	$188	$1,274	$6,245	None	$534,206

Interested Board Members:
Robert Fairbairn	None	None	None	None	None	None	None	None
John M. Perlowski	None	None	None	None	None	None	None	None

[1]	For the number of BlackRock-Advised Funds from which each Board Member receives compensation see the Biographical Information Chart.
[2]

For the Independent Board Members, this amount represents the aggregate compensation earned from the funds in the BlackRock Fixed-Income Complex during the calendar year ended December 31, 2024. Of this amount, Mr. Steinmetz, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch deferred $266,957, $210,000, $197,500, $212,500, $300,000, $58,641 and $34,750, respectively, pursuant to the BlackRock Fixed-Income Complex’s deferred compensation plan.

[3]

Total amount of deferred compensation payable by the BlackRock Fixed-Income Complex to Mr. Steinmetz, Mr. Flores, Ms. Harris, Mr. Holloman, Dr. Hubbard, Dr. Kester and Ms. Lynch is $278,737, $743,845, $726,494, $773,663, $5,010,835, $2,155,608 and $631,953, respectively, as of December 31, 2024. Ms. Egan and Mr. Steinmetz did not participate in the deferred compensation plan as of December 31, 2024.

Share Ownership

Information relating to each Board Member’s share ownership in each Fund and in the other funds in the BlackRock Fixed-Income Complex that are overseen by the respective director (“Supervised Funds”) as of December 31, 2024 is set forth in the chart below:

Name of Board Member	Aggregate Dollar Range of Common Shares in BKN	Aggregate Dollar Range of Common Shares in MYD	Aggregate Dollar Range of Common Shares in MQT	Aggregate Dollar Range of Common Shares in BHV	Aggregate Dollar Range of Common Shares in MPA	Aggregate Dollar Range of Common Shares in the Acquiring Fund (MQY)	Aggregate Dollar Range of Common Shares in Supervised Funds*
Cynthia L. Egan	None	None	None	None	None	None	Over $100,000
Lorenzo A. Flores	None	None	None	None	None	None	Over $100,000
Stayce D. Harris	$1-$10,000	$1-$10,000	$1-$10,000	None	None	$1-$10,000	Over $100,000
J. Phillip Holloman	None	None	None	None	None	None	Over $100,000
R. Glenn Hubbard	$1-$10,000	None	None	None	None	None	Over $100,000
W. Carl Kester	None	None	None	None	None	$1-$10,000	Over $100,000
Catherine A. Lynch	$10,001-$50,000	None	None	$10,001-$50,000	None	None	Over $100,000
Arthur P. Steinmetz	None	None	None	None	None	None	Over $100,000
John M. Perlowski	None	None	None	None	None	None	Over $100,000
Robert Fairbairn	None	None	None	None	None	None	Over $100,000

*

Includes share equivalents owned under the deferred compensation plan in the Supervised Funds by certain Independent Board Members who have participated in the deferred compensation plan of the Supervised Funds.

As of July 31, 2025, none of the Independent Board Members of each Fund or their immediate family members owned beneficially or of record any securities of BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities nor did any Independent Board Member of each Fund or their immediate family member have any material interest in any transaction, or series of similar transactions, during the most recently completed two calendar years involving each Fund, BlackRock or any affiliate of BlackRock or underwriter or any person controlling, controlled by or under common control with any such entities.

Independent Board Member Ownership of Securities

As of December 31, 2024, the Independent Board Members (and their respective immediate family members) did not beneficially own securities of the Investment Advisor, or an entity controlling, controlled by or under common control with the Investment Advisor (not including registered investment companies).

Information Pertaining to the Officers

Certain biographical and other information relating to the officers of the Funds who are not Board Members is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served. With the exception of the Chief Compliance Officer (“CCO”), executive officers receive no compensation from the Funds. The Acquiring Fund compensates the CCO for his services as its CCO.

Each executive officer is an “interested person” of the Funds (as defined in the 1940 Act) by virtue of that individual’s position with BlackRock or its affiliates described in the table below.

Name and Year of Birth[1,2]	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Officers Who Are Not Board Members

Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. from 2018 to 2023.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-Advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018.

(1)	The address of each executive officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001

(2)	Officers of the Funds serve at the pleasure of the Board.

Indemnification of Board Members and Officers

The governing documents of each Fund generally provide that, to the extent permitted by applicable law, the Fund will indemnify its Board Members and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Fund will not indemnify Board Members with respect to any matter as to which Board Members did not act in good faith in the reasonable belief that his or her action was in the best interest of the Fund or, in the case of any criminal proceeding, as to which Board Members had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in a Fund’s governing documents are subject to any limitations imposed by applicable law.

The funds in the BlackRock Fixed-Income Complex, including the Funds, have also entered into a separate indemnification agreement with the Board Members of each Board (the “Indemnification Agreement”). The Indemnification Agreement (i) extends the indemnification provisions contained in a Fund’s governing documents to Board Members who leave that Fund’s Board and serve on an advisory board of a different fund in the BlackRock Fixed-Income Complex; (ii) sets in place the terms of the indemnification provisions of a Fund’s governing documents once a director retires from a Board; and (iii) in the case of Board Members who left the Board of a Fund in connection with or prior to the board consolidation that occurred in 2007 as a result of the merger of BlackRock and Merrill Lynch & Co., Inc.’s investment management business, clarifies that such Fund continues to indemnify the director for claims arising out of his or her past service to that Fund.

INVESTMENT MANAGEMENT AGREEMENTS

Investment Management Agreements

The Investment Management Agreement between each Fund and the Investment Advisor was approved by such Fund’s Board, including a majority of the Independent Board Members. The Investment Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Funds. The Investment Advisor, located at 100 Bellevue Parkway, Wilmington, Delaware 19809, is a majority-owned subsidiary of BlackRock.

The Investment Management Agreement of each Fund is in effect for a one year term ending June 30, 2026 and will continue in effect for successive periods of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (1) the vote of a majority of such Fund’s Board or the vote of a majority of the securities of such Fund at the time outstanding and entitled to vote (as such term is defined in the 1940 Act) and (2) by the vote of a majority of the Board Members of such Fund who are not interested persons (as such term is defined in the 1940 Act) to the Investment Management Agreement or interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement of each Fund may be terminated at any time, without the payment of any penalty, by such Fund (upon the vote of a majority of such Fund’s Board or a majority of the outstanding voting securities of such Fund) or by the Investment Advisor, upon 60 days’ written notice by either party to the other which can be waived by the non-terminating party. The Investment Management Agreement of each Fund will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act and the rules thereunder).

The Investment Management Agreement of each Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by such Fund in connection with the performance of such Fund’s Investment Management Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Advisor’s part in the performance of its duties or from reckless disregard by the Investment Advisor of its duties under the Investment Management Agreement. The Investment Management Agreement of each Fund also provides for indemnification by such Fund of the Investment Advisor, its Board Members, officers, employees, agents and control persons for liabilities incurred by them in connection with their services to such Fund, subject to certain limitations and conditions.

The Investment Advisor will devote such time and effort to the business of each Fund as is reasonably necessary to perform its duties to such Fund. However, the services of the Investment Advisor are not exclusive, and the Investment Advisor provides similar services to other investment companies and other clients and may engage in other activities.

In addition to the fees paid to the Investment Advisor, each Fund pays all other costs and expenses of its respective operations, including compensation of its Board Members (other than those affiliated with the Investment Advisor), custodian, leveraging expenses, transfer and dividend disbursing agent expenses, legal fees, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

Each Fund and the Investment Advisor have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Investment Advisor has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets attributable to investments in any equity and fixed-income mutual funds and exchange traded funds (“ETFs”) managed by the Investment Advisor or its affiliates and other exchange-traded products sponsored by the Investment Advisor or its affiliates, in each case that have a contractual fee, through June 30, 2027. Pursuant to the Fee Waiver Agreement, the Investment Advisor has contractually agreed to waive its management fees by the amount of investment advisory fees each Fund pays to the Investment Advisor indirectly through its investment in money market funds advised by the Investment Advisor or its affiliates, through June 30, 2027. The Fee Waiver Agreement may be continued from year to year thereafter, provided that such continuance is specifically approved by the Investment Advisor and each Fund (including by a majority of the Independent Board Members). Neither the Investment Advisor nor the Funds are obligated to extend the Fee Waiver Agreement. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by each Fund (upon the vote of a majority of the Independent Board Members or a majority of the outstanding voting securities of each Fund), upon 90 days’ written notice by each Fund to the Investment Advisor.

Effective May 1, 2024, the Investment Advisor voluntarily agreed to waive a portion of its investment advisory fee attributable to each Fund’s outstanding preferred shares for each month in which the monthly dividend on the Fund’s preferred shares exceeds the calculated value of the Fund’s gross monthly income attributable to investments from the proceeds of the preferred shares (the “Voluntary Waiver”). The Voluntary Waiver also included a one-time aggregate $2 million voluntary advisory fee waiver to certain funds advised by the Investment Advisor, of which each Fund received its pro rata portion. The Voluntary Waiver may be reduced or discontinued at any time without notice.

Advisory Fees Paid to the Investment Advisor

BlackRock Advisors, LLC acts as the investment adviser for each Fund. The tables below set forth information about the total advisory fees paid by each Fund to the Investment Advisor and any amounts waived by the Investment Advisor with respect to each Fund during each Fund’s previous three fiscal years.

BKN
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2025	$ 1,702,791	$ 152,319
July 31, 2024	$ 1,653,663	$ 130,182
July 31, 2023	$ 1,873,680	$ 2,780

MYD
For the Fiscal Year Ended	Paid to the Investment Advisor	Fees Waived and/or Reimbursed by the Investment Advisor
July 31, 2025	$ 4,342,894	$ 379,284
July 31, 2024	$ 4,186,236	$ 141,127
July 31, 2023	$ 4,322,400	$ 17,068

MQT
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2025	$ 1,960,436	$ 181,931
July 31, 2024	$ 1,911,615	$ 152,881
July 31, 2023	$ 2,074,733	$ 3,972

BHV
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2025	$ 199,080	$ 40,710
July 31, 2024	$ 203,198	$ 45,256
July 31, 2023	$ 218,984	$ 46,745

MPA
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2025	$ 1,270,930	$ 92,145
July 31, 2024	$ 1,257,720	$ 87,881
July 31, 2023	$ 1,331,587	$ 11,397

Acquiring Fund (MQY)
For the Fiscal Year Ended	Paid to the Investment Advisor	Waived by the Investment Advisor
July 31, 2025	$ 7,281,740	$ 224,953
July 31, 2024	$ 7,205,678	$ 209,855
July 31, 2023	$ 7,586,148	$ 13,239

Accounting Services Provider

State Street Bank and Trust Company provides certain administration and accounting services to the Funds pursuant to an Administration and Fund Accounting Services Agreement. The following table sets forth the amounts paid by each Fund to State Street Bank and Trust Company during each Fund’s previous three fiscal years.

BKN
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 60,581
July 31, 2024	$ 60,020
July 31, 2023	$ 55,242

MYD
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 121,102
July 31, 2024	$ 117,441
July 31, 2023	$ 116,693

MQT
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 66,686
July 31, 2024	$ 66,384
July 31, 2023	$ 66,380

BHV
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 12,479
July 31, 2024	$ 13,605
July 31, 2023	$ 12,771

MPA
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 51,865
July 31, 2024	$ 51,491

July 31, 2023	$ 51,376

Acquiring Fund (MQY)
For the Fiscal Year Ended	Administrative Services Fees Paid
July 31, 2025	$ 167,464
July 31, 2024	$ 166,446
July 31, 2023	$ 166,626

PORTFOLIO MANAGER INFORMATION

Other Accounts Managed by the Portfolio Managers

The tables below set forth information about accounts other than the respective Fund managed by each Fund’s portfolio managers as of July 31, 2025 for BKN, MYD, MQT, BHV, MPA and the Acquiring Fund.

BKN:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.78 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.48 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.90 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.32 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.99 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$24.00 Billion	$0	$699.9 Million	$0	$0	$0

MYD:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.69 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.19 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.48 Billion	$0	$0	$0	$0	$0

MYD:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.02 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	2	0	0	0	0
	$23.71 Billion	$0	$699.9 Million	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.60 Billion	$0	$0	$0	$0	$0

MQT:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.75 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.45 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.87 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.29 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.96 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$23.97 Billion	$0	$699.9 Million	$0	$0	$0

BHV:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.96 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.66 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0

BHV:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	$16.08 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.50 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$25.17 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	0	0	0	0
	$24.19 Billion	$0	$0	$0	$0	$0

MPA:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.83 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$28.53 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.95 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$39.37 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$25.04 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$24.05 Billion	$0	$699.9 Million	$0	$0	$0

Acquiring Fund (MQY):
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski, CFA	33	0	0	0	0	0
	$29.13 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$27.84 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0

Acquiring Fund (MQY):
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	$15.25 Billion	$0	$0	$0	$0	$0
Kevin Maloney, CFA	42	0	0	0	0	0
	$33.67 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.34 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$23.36 Billion	$0	$699.9 Million	$0	$0	$0

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of each Fund’s most recent fiscal year ended July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain funds industry peer groups.

Distribution of Discretionary Incentive Compensation Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans—BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The

employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Securities Ownership of Portfolio Managers as of July 31, 2025, each Fund’s most recent fiscal year end

Portfolio Manager	Dollar Range of Equity Securities of BKN Beneficially Owned	Dollar Range of Equity Securities of MYD Beneficially Owned	Dollar Range of Equity Securities of MQT Beneficially Owned	Dollar Range of Equity Securities of BHV Beneficially Owned	Dollar Range of Equity Securities of MPA Beneficially Owned	Dollar Range of Equity Securities of the Acquiring Fund (MQY) Beneficially Owned
Phillip Soccio, CFA	None	$1-$10,000	$1-$10,000	None	$1-$10,000	None
Walter O’Connor, CFA	$1-$10,000	$10,001-$50,000	$1-$10,000	None	None	None
Michael Kalinoski, CFA	$1-$10,000	$10,001-$50,000	$1-$10,000	None	None	$50,001- $100,000
Kevin Maloney, CFA	None	$1-$10,000	None	None	None	None
Christian Romaglino, CFA	$1-$10,000	$1-$10,000	$1-$10,000	None	None	$1-$10,000
Kristi Manidis	$1-$10,000	None	$1-$10,000	None	None	None

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to policies established by the Board, the Investment Advisor is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. The Investment Advisor does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Advisor generally seeks reasonable trade execution costs, the Funds do not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, the Investment Advisor may select a broker based partly upon brokerage or research services provided to the Investment Advisor and its clients, including the Funds. In return for such services, the Investment Advisor may cause the Funds to pay a higher commission than other brokers would charge if the Investment Advisor determines in good faith that the commission is reasonable in relation to the services provided.

In selecting brokers or dealers to execute portfolio transactions, the Investment Advisor seeks to obtain the best price and most favorable execution for each Fund, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) the Investment Advisor’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) the Investment Advisor’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). The Investment Advisor believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Funds.

The Investment Advisor may participate in client commission arrangements under which the Investment Advisor may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Advisor. The Investment Advisor believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. The Investment Advisor will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). The Investment Advisor regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services the Investment Advisor views as impactful to its trading results.

The Investment Advisor may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to the Investment Advisor by the broker-dealer) and execution or brokerage services within applicable rules and the Investment Advisor’s policies to the extent that such permitted services do not compromise the Investment Advisor’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third-party related research and brokerage tools that aid in the investment process.

Research-oriented services for which the Investment Advisor might pay with fund commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Funds or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by investment company management personnel, or personnel principally responsible for the Investment Advisor’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by the Funds to the Investment Advisor are not reduced as a result of the Investment Advisor’s receipt of research services. In some cases, the Investment Advisor may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs the Investment Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Investment Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Investment Advisor faces a potential conflict of interest, but the Investment Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Funds will be made in accordance with Rule 17e-1 under the 1940 Act.

From time to time, the Funds may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Investment Advisor with research services. The Financial Industry Regulatory Authority, Inc. has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

The Investment Advisor does not consider sales of shares of the investment companies it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Funds; however, whether or not a particular broker or dealer sells shares of the investment companies advised by the Investment Advisor neither qualifies nor disqualifies such broker or dealer to execute transactions for those investment companies.

The Funds anticipate that their brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Funds in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in OTC markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates.

The Funds may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the 1940 Act, persons affiliated with the Funds and persons who are affiliated with such affiliated persons are prohibited from dealing with the Funds as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Funds will not deal with affiliated persons in connection with such transactions. However, an affiliated person of the Funds may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions.

OTC issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Funds will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds does not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

The Investment Advisor may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Funds prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Funds’ respective anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Funds would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Funds and for other investment accounts managed by the Investment Advisor are made independently of each other in light of differing conditions. The Investment Advisor allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by the Investment Advisor’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to the Investment Advisor, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to the Investment Advisor or to induce future services or benefits to be rendered to the Investment Advisor, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro-rata allocation may result in the Funds receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When the Investment Advisor is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to the Investment Advisor’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by the Investment Advisor to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, the Investment Advisor may buy and sell the same securities at the same time for different clients based on the particular investment objectives, guidelines and strategies of those accounts. For example, the Investment Advisor may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of the Investment Advisor or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by the Investment Advisor on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other of the Investment Advisor’s clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Investment Advisor or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, the Investment Advisor may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Funds are concerned, in other cases it could be beneficial to the Funds. Transactions effected by the Investment Advisor on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Funds will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Investment Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to the Investment Advisor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

While the Funds generally do not expect to engage in trading for short-term gains, they will effect portfolio transactions without regard to any holding period if, in the Investment Advisor’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of each Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Funds.

Information about the brokerage commissions paid by each Fund, including commissions paid to affiliated broker-dealers, is set forth in the following tables.

BKN
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ 703	$ 0
July 31, 2024	$ 1,882	$ 0
July 31, 2023	$ 4,813	$ 0

MYD
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ 1,545	$ 0
July 31, 2024	$ 6,511	$ 0
July 31, 2023	$ 15,854	$ 0

MQT
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ 782	$ 0
July 31, 2024	$ 2,049	$ 0
July 31, 2023	$ 5,268	$ 0

BHV
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ 33	$ 0
July 31, 2024	$ 235	$ 0
July 31, 2023	$ 490	$ 0

MPA
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ -	$ 0
July 31, 2024	$ -	$ 0
July 31, 2023	$ 2,876	$ 0

Acquiring Fund (MQY)
For the Fiscal Year Ended	Aggregate Brokerage Commissions Paid	Commissions Paid to Affiliates
July 31, 2025	$ 2,893	$ 0
July 31, 2024	$ 7,520	$ 0
July 31, 2023	$ 19,218	$ 0

Each of the Acquiring Fund, BKN, MYD, MQT, BHV and MPA held no securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) during the fiscal year ended July  31, 2025.

POTENTIAL CONFLICTS OF INTEREST

Certain activities of BlackRock, Inc., BlackRock Advisors, LLC, BlackRock Fund Advisors and the other subsidiaries of BlackRock, Inc. (collectively referred to in this section as “BlackRock”) and their respective directors, officers or employees, with respect to each Fund and/or other accounts managed by BlackRock, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BlackRock, its subsidiaries and their respective directors, officers and employees, including the business units or entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including managing equities, fixed income securities, cash and alternative investments, and other financial services, and have interests other than that of managing a Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage a Fund and its shareholders. These businesses and interests include potential multiple advisory, transactional, financial and other relationships with, or interests in companies and interests in securities or other instruments that may be purchased or sold by a Fund.

BlackRock has proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Funds and/or that engage in transactions in the same types of securities, currencies and instruments as the Funds. BlackRock is also a major participant in the global currency, equities, swap and fixed income markets, in each case, for the accounts of clients and, in some cases, on a proprietary basis. As such, BlackRock is or may be actively engaged in transactions in the same securities, currencies, and instruments in which each Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which each Fund invests, which could have an adverse impact on a Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or client accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by such Fund.

In addition, the portfolio holdings of certain BlackRock-advised investment vehicles managed in an identical or substantially similar manner as certain funds are made publicly available on a more timely basis than the applicable Fund. In some cases, such portfolio holdings are made publicly available on a daily basis. While not expected, it is possible that a recipient of portfolio holdings information for such an investment vehicle could cause harm to the Fund that is managed in an identical or substantially similar manner, including by trading ahead of or against such Fund based on the information received.

When BlackRock seeks to purchase or sell the same assets for client accounts, including the Funds, the assets actually purchased or sold may be allocated among the accounts on a basis determined in its good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur with respect to BlackRock-Advised accounts when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in a Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or a Fund could otherwise be disadvantaged. BlackRock may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so. Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) BlackRock or its other accounts or funds, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) BlackRock or its other accounts or funds.

BlackRock, on behalf of other client accounts, on the one hand, and a Fund, on the other hand, may invest in or extend credit to different parts of the capital structure of a single issuer. BlackRock may pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of other clients with respect to an issuer in which a Fund has invested, and such actions (or refraining from action) may have a material adverse effect on a Fund. In situations in which clients of BlackRock (including a Fund) hold positions in multiple parts of the capital structure of an issuer, BlackRock may not pursue certain actions or remedies that may be available to a Fund, as a result of legal and regulatory requirements or otherwise. BlackRock addresses these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, BlackRock may determine to rely on information barriers between different business units or portfolio management teams. BlackRock may also determine to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a Fund.

In addition, to the extent permitted by applicable law, a Fund may invest its assets in other funds advised by BlackRock, including funds that are managed by one or more of the same portfolio managers, which could result in conflicts of interest relating to asset allocation, timing of Fund purchases and redemptions, and increased remuneration and profitability for BlackRock and/or its personnel, including portfolio managers.

Third parties, including service providers to BlackRock or a Fund, may sponsor events (including, but not limited to, marketing and promotional activities and presentations, educational training programs and conferences) for registered representatives, other professionals and individual investors. There is a potential conflict of interest as such sponsorships may defray the costs of such activities to BlackRock, and may provide an incentive to BlackRock to retain such third parties to provide services to a Fund.

In certain circumstances, BlackRock, on behalf of a Fund, may seek to buy from or sell securities to another fund or account advised by BlackRock. BlackRock may (but is not required to) effect purchases and sales between BlackRock clients (“cross trades”), including such Fund, if BlackRock believes such transactions are appropriate based on each party’s investment objectives and guidelines, subject to applicable law and regulation. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit BlackRock’s decision to engage in these transactions for a Fund. BlackRock may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

BlackRock and its clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on such Fund. As a result, prices, availability, liquidity and terms of a Fund’s investments may be negatively impacted by the activities of BlackRock or its clients, and transactions for a Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock for its proprietary accounts or other accounts (including investment companies or collective investment vehicles) which it manages or advises. It is possible that one or more accounts managed or advised by BlackRock and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more proprietary or other accounts managed or advised by BlackRock achieve significant profits. The opposite result is also possible.

From time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual requirements applicable to BlackRock or other accounts managed or advised by BlackRock, and/or the internal policies of BlackRock designed to comply with such requirements. As a result, there may be periods, for example, when BlackRock will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock is performing services or when position limits have been reached. For example, the investment activities of BlackRock for its proprietary accounts and accounts under its management may limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by BlackRock. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, BlackRock will not have any obligation to make available any information regarding its proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing such Fund. The proprietary activities or portfolio strategies of BlackRock, or the activities or strategies used for accounts managed by BlackRock or other client accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

A Fund may be included in investment models developed by BlackRock for use by clients and financial advisors. To the extent clients invest in these investment models and increase the assets under management of a Fund, the investment management fee amounts paid by a Fund to BlackRock may also increase. The net asset value and liquidity of the Fund may be impacted by purchases and sales of a Fund by model-driven investment portfolios, as well as by BlackRock itself and by its advisory clients.

In addition, certain principals and certain employees of the Investment Advisor are also principals or employees of other business units or entities within BlackRock. As a result, these principals and employees may have obligations to such other business units or entities or their clients and such obligations to other business units or entities or their clients may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which clients of BlackRock, or, to the extent permitted by the SEC and applicable law, BlackRock, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of a Fund, and such party may have no incentive to assure that such Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock.

BlackRock may also create, write or issue derivatives for its clients, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of such Fund. Additionally, an affiliate of BlackRock will create, write or issue options, which may be based on the performance of certain BlackRock-advised funds. BlackRock has entered into an arrangement with Markit Indices Limited, the index provider for underlying fixed-income indexes used by certain iShares ETFs, related to derivative fixed-income products that are based on such iShares ETFs. Trading activity in these derivative products could also potentially lead to greater liquidity for such products, increased purchase activity with respect to these iShares ETFs and increased assets under management for BlackRock.

A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by BlackRock and may also enter into transactions with other clients of BlackRock where such other clients have interests adverse to those of such Fund. At times, these activities may cause business units or entities within BlackRock to give advice to clients that may cause these clients to take actions adverse to the interests of such Fund. To the extent such transactions are permitted, such Fund will deal with BlackRock on an arms-length basis.

To the extent authorized by applicable law, BlackRock may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by BlackRock will be in its view commercially reasonable, although BlackRock, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to BlackRock and such sales personnel, which may have an adverse effect on a Fund. Index based funds may use an index provider that is affiliated with another service provider of a Fund or BlackRock that acts as a broker, dealer, agent, lender or in other commercial capacities for a Fund or BlackRock.

Subject to applicable law, BlackRock (and its personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to a Fund as broker, dealer, agent, lender, adviser or in other commercial capacities. No accounting to a Fund or its shareholders will be required, and no fees or other compensation payable by a Fund or its shareholders will be reduced by reason of receipt by BlackRock of any such fees or other amounts.

When BlackRock acts as broker, dealer, agent, adviser or in other commercial capacities in relation to a Fund, BlackRock may take commercial steps in its own interests, which may have an adverse effect on such Fund.

A Fund will be required to establish business relationships with its counterparties based on such Fund’s own credit standing. BlackRock will not have any obligation to allow its credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that a Fund’s counterparties will rely on the credit of BlackRock in evaluating such Fund’s creditworthiness.

BlackRock Investment Management, LLC, (“BIM”) or BlackRock Institutional Trust Company, N.A. (“BTC”), as applicable, each an affiliate of BlackRock, pursuant to SEC exemptive relief, acts as securities lending agent to, and receives a share of securities lending revenues from, a Fund. BlackRock will also receive compensation for managing the reinvestment of the cash collateral from securities lending. There are potential conflicts of interests in managing a securities lending program, including but not limited to: (i) BlackRock as securities lending agent may have an incentive to, among other things, increase or decrease the amount of securities on loan or to lend particular securities in order to generate additional risk-adjusted revenue for BlackRock and its affiliates; and (ii) BlackRock as securities lending agent may have an incentive to allocate loans to clients that would provide more revenue to BlackRock. As described further below, BlackRock seeks to mitigate this conflict by providing its securities lending clients with equal lending opportunities over time in order to approximate pro rata allocation.

As part of its securities lending program, BlackRock indemnifies the Funds and certain other clients and/or funds against a shortfall in collateral in the event of borrower default. On a regular basis, BlackRock calculates the potential dollar exposure of collateral shortfall resulting from a borrower default (“shortfall risk”) in the securities lending program. BlackRock establishes program-wide borrower limits (“credit limits”) to actively manage borrower-specific credit exposure. BlackRock oversees the risk model that calculates projected collateral shortfall values using loan-level factors such as loan and collateral type and market value as well as specific borrower credit characteristics. When necessary, BlackRock may adjust securities lending program attributes by restricting eligible collateral or reducing borrower credit limits. As a result, the management of program-wide exposure as well as BlackRock-specific indemnification exposure may affect the amount of securities lending activity BlackRock may conduct at any given point in time by reducing the volume of lending opportunities for certain loans (including by asset type, collateral type and/or revenue profile).

BlackRock may decline to make a securities loan on behalf of the Fund, discontinue lending on behalf of the Fund or terminate a securities loan on behalf of the Fund for any reason, including but not limited to regulatory requirements and/or market rules, liquidity considerations, or credit considerations, which may impact the Fund by reducing or eliminating the volume of lending opportunities for certain types of loans, loans in particular markets, loans of particular securities or types of securities, or for loans overall. In addition, some borrowers may prefer certain BlackRock lenders that provide additional protections against lender default that are favored by their prudential regulation.

BlackRock uses a predetermined systematic process in order to approximate pro rata allocation over time. In order to allocate a loan to a portfolio: (i) BlackRock as a whole must have sufficient lending capacity pursuant to the various program limits (i.e., indemnification exposure limit and borrower credit limits); (ii) the lending portfolio must hold the asset at the time a loan opportunity arrives; and (iii) the lending portfolio must also have enough inventory, either on its own or when aggregated with other portfolios into one single market delivery, to satisfy the loan request. In doing so, BlackRock seeks to provide equal lending opportunities for all portfolios, independent of whether BlackRock indemnifies the portfolio. Equal opportunities for lending portfolios does not guarantee equal outcomes. Specifically, short and long-term outcomes for individual clients may vary due to asset mix, asset/liability spreads on different securities, and the overall limits imposed by the firm.

Purchases and sales of securities and other assets for a Fund may be bunched or aggregated with orders for other BlackRock client accounts, including with accounts that pay different transaction costs solely due to the fact that they have different research payment arrangements. BlackRock, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable or required, or in cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of a Fund. In addition, under certain circumstances, a Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

As discussed in the section entitled “Portfolio Transactions and Brokerage Allocation” in this SAI, BlackRock, unless prohibited by applicable law, may cause a Fund or account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. Under MiFID II, EU investment managers, including BlackRock International Limited, pay for research from brokers and dealers directly out of their own resources, rather than through client commissions.

Subject to applicable law, BlackRock may select brokers that furnish BlackRock, a Fund, other BlackRock client accounts or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-making process (including with respect to futures, fixed-price offerings and OTC transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products.

Research or other services obtained in this manner may be used in servicing any or all of a Fund and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to a Fund based on the amount of brokerage commissions paid by such Fund and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to a Fund and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock, unless prohibited by applicable law, may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock, unless prohibited by applicable law, may also enter into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) (including, without limitation, ECNs in which BlackRock has an investment or other interest, to the extent permitted by applicable law) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including a Fund. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock owns a minority interest in, and is a member of, Members Exchange (“MEMX”), a newly created U.S. stock exchange. Transactions for a Fund may be executed on MEMX if third party brokers select MEMX as the appropriate venue for execution of orders placed by BlackRock traders on behalf of client portfolios.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including a Fund, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see Appendix B.

It is also possible that, from time to time, BlackRock and/or its advisory clients (including other funds and separately managed accounts) may, subject to compliance with applicable law, purchase and hold shares of a Fund. Increasing such Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce a Fund’s expense ratio. BlackRock reserves the right, subject to compliance with applicable law, to redeem at any time some or all of the shares of a Fund acquired for its own accounts. A large redemption of shares of a Fund by BlackRock could significantly reduce the asset size of such Fund, which might have an adverse effect on a Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock seeks to consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares but is not obligated to do so and may elect not to do so.

It is possible that a Fund may invest in securities of, or engage in transactions with, companies in which BlackRock has significant debt or equity investments or other interests. A Fund may also invest in issuances (such as structured notes) by entities for which BlackRock provides and is compensated for cash management services relating to the proceeds from the sale of such issuances. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any unit of BlackRock, in the course of these activities. In addition, from time to time, the activities of BlackRock may limit a Fund’s flexibility in purchases and sales of securities. As indicated below, BlackRock may engage in transactions with companies in which BlackRock-Advised funds or other clients of BlackRock have an investment.

BlackRock and its personnel and other financial service providers may have interests in promoting sales of a Fund. With respect to BlackRock and its personnel, the remuneration and profitability relating to services to and sales of a

Fund or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock and such personnel resulting from transactions on behalf of or management of a Fund may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for such clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to a Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where a Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

When market quotations are not readily available or are believed by BlackRock to be unreliable, the Fund’s investments are valued at fair value by BlackRock. BlackRock has been designated as a Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act and acts through BlackRock’s Rule 2a-5 Committee (the “2a-5 Committee”), with assistance from other BlackRock pricing committees and in accordance with BlackRock’s policies and procedures (the “Valuation Procedures”). When determining a “fair value price,” the 2a-5 Committee seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset or liability in an arm’s-length transaction. The price generally may not be determined based on what a Fund might reasonably expect to receive for selling an asset or liability at a later time or if it holds the asset or liability to maturity. While fair value determinations will be based upon all available factors that BlackRock deems relevant at the time of the determination, and may be based on analytical values determined by BlackRock using proprietary or third party valuation models, fair value represents only a good faith approximation of the value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining a Fund’s NAV. As a result, a Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued by the 2a-5 Committee at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders and may affect the amount of revenue received by BlackRock with respect to services for which it receives an asset-based fee.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, may pay its share of expenses of a money market fund or other similarly-managed private fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its directors, officers and employees, may buy and sell securities or other investments for their own accounts and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees of BlackRock that are the same, different from or made at different times than positions taken for a Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, each Fund and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding a Fund’s portfolio transactions. Each Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov.

BlackRock will not purchase securities or other property from, or sell securities or other property to, a Fund, except that such Fund may in accordance with rules or guidance adopted under the 1940 Act engage in transactions with another fund or accounts that are affiliated with a Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to such Fund and/or BlackRock by the SEC. These transactions would be effected in circumstances in which BlackRock determined that it would be appropriate for a Fund to purchase and another client of BlackRock to sell, or such Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which BlackRock is performing advisory or other services or has proprietary positions. For example, when BlackRock is engaged to provide advisory or risk management services for a company, BlackRock may be prohibited from or limited in purchasing or selling securities of that company on behalf of a Fund, particularly where such services result in BlackRock obtaining material non-public information about the company (e.g., in connection with participation in a creditors’ committee). Similar situations could arise if personnel of BlackRock serve as directors of companies the securities of which a Fund wishes to purchase or sell. However, if permitted by applicable law, and where consistent with BlackRock’s policies and procedures (including the necessary implementation of appropriate information barriers), a Fund may purchase securities or instruments that are issued by such companies, are the subject of an advisory or risk management assignment by BlackRock, or where personnel of BlackRock are directors or officers of the issuer.

BlackRock has adopted and implemented policies and procedures that are designed to address potential conflicts that arise in connection with the advisory services BlackRock provides to a Fund and other clients. Certain BlackRock advisory personnel may take views, and make decisions or recommendations, that are different than or opposite those of other BlackRock advisory personnel. Certain portfolio management teams within BlackRock may make decisions or take (or refrain from taking) actions with respect to clients they advise in a manner different than or adverse to the decisions made or the actions taken (or not taken) by a Fund’s portfolio management teams. The various portfolio management teams may not share information with each other, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

BlackRock has established certain information barriers and other policies to address the sharing of information between different businesses within BlackRock, including, effective on or about January 21, 2025, with respect to personnel responsible with managing portfolios and voting proxies with respect to certain index equity portfolios versus those responsible for managing portfolios and voting proxies with respect to all other portfolios. As a result of information barriers, certain units of BlackRock generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other units of BlackRock, and generally will not manage a Fund with the benefit of information possessed by such other units. Therefore, BlackRock may not be able to review potential investments for a Fund with the benefit of information held by certain areas of BlackRock.

BlackRock may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, BlackRock personnel, businesses, and business units that were moved will no longer have access to the information and personnel from the side of the information barrier from which they were moved. Information obtained in connection with such changes to information barriers may limit or restrict the ability of BlackRock to engage in or otherwise effect transactions on behalf of a Fund (including purchasing or selling securities that BlackRock may otherwise have purchased or sold for a client in the absence of a change to an information barrier). Information barriers may not have their intended impact due to, for example, changes in applicable law or inadvertent crossings of the barriers, and actions by personnel on one side of a barrier may impact the potential actions of personnel on the other side of a barrier.

Although the information barriers are intended to allow for independent portfolio management decision-making and proxy voting among certain BlackRock businesses, the investment activities of BlackRock for BlackRock clients, as well as BlackRock’s proprietary accounts, may nonetheless limit the investment strategies and rights of other clients (including a Fund). As BlackRock’s assets under management increases, BlackRock clients may face greater negative impacts due to ownership restrictions and limitations imposed by laws, regulations, rules, regulators, or issuers. For example, in certain circumstances where a BlackRock client invests in securities issued by companies that operate in certain industries (e.g., banking, insurance, and utilities) or in certain emerging or international markets, or are subject to regulatory or corporate ownership restrictions (e.g., with mechanisms such as poison pills in place to prevent takeovers), or where a BlackRock client invest in certain futures and derivatives, there may be limits on the aggregate amount invested by BlackRock for its clients and BlackRock’s proprietary accounts that may not be exceeded without the grant of a license or other regulatory or corporate approval, order, consent, relief, waiver or non-disapproval or, if exceeded, may cause BlackRock or its clients to be subject to enforcement actions, disgorgement of share ownership or profits, regulatory restrictions, complex compliance reporting, increased compliance costs or suffer disadvantages or business restrictions. In light of certain restrictions, BlackRock may also seek to make indirect investments (e.g., using derivatives) on behalf of its clients to receive exposure to certain securities in excess of the applicable ownership restrictions and limitations when legally permitted that will expose such clients to additional costs and additional risks, including any risks associated with investing in derivatives. There may be limited availability of derivatives that provide indirect exposure to an impacted security. BlackRock clients can be subject to more than one ownership limitation depending on each client’s holdings, and each ownership limitation can impact multiple securities held by the client. Certain clients or shareholders may have their own overlapping obligations to monitor their compliance with ownership limitations across their investments.

If certain aggregate ownership thresholds are reached either through the actions of BlackRock or a BlackRock client or as a result of corporate actions by the issuer, the ability of BlackRock on behalf of clients to purchase or dispose of investments, or exercise rights (including voting) or undertake business transactions, may be restricted by law, regulation, rule, or organizational documents or otherwise impaired. For example, to meet the requirements of an ownership limitation or restriction, a client may be unable to purchase or directly hold a security the client would otherwise purchase or hold. The limitation or restriction may be based on the holdings of other BlackRock clients instead of the specific client being restricted. For index funds, this means a fund may not be able to track its index as closely as it would if it was not subject to an ownership limitation or restriction because the fund cannot acquire the amount of the impacted security included in its index. BlackRock on behalf of its clients may limit purchases, sell existing investments, utilize indirect investments, utilize information barriers, or otherwise restrict, forgo, or limit the exercise of rights (including transferring, outsourcing, or limiting voting rights or forgoing the right to receive dividends) when BlackRock, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds. These types of restrictions could negatively impact a client’s performance or ability to meet its investment objective.

When BlackRock or a BlackRock client is subject to an ownership limitation, BlackRock may in its discretion seek permission from the applicable issuers or regulators to exceed the limitation. However, there is no guarantee that permission will be granted, or that, once granted, it will not be modified or revoked at a later date with minimal or no notice. The issuer and/or regulator may also require that BlackRock on behalf of itself and its clients take or refrain from taking certain actions in connection with the approval, order, consent, relief or non-disapproval, which BlackRock may accept if it believes the benefits outweigh the costs and may limit BlackRock from taking actions that it otherwise would take. In those circumstances where ownership thresholds or limitations must be observed, BlackRock seeks to allocate limited investment opportunities equitably among clients, taking into consideration benchmark weight and investment strategy. BlackRock may adopt certain controls designed to prevent the occurrence of a breach of any applicable ownership threshold or limits, including, for example, when ownership in certain securities nears an applicable threshold, BlackRock may limit additional purchases in such securities or, with respect to ETFs, remove such securities from the list of Deposit Securities to be delivered to a Fund in connection with purchases of Creation Units of such Fund. If client holdings of an issuer exceed an applicable threshold and BlackRock is unable to obtain relief to enable the continued holding of such investments, it may be necessary to reduce these positions to meet the applicable limitations and BlackRock or such client may be subject to regulatory actions. In these cases, the investments will be sold in a manner that BlackRock deems fair and equitable over time.

Ownership limitations are highly complex. It is possible that, despite BlackRock’s intent to either comply with or be granted permission to exceed ownership limitations, it may inadvertently breach a limit or violate the corporate or regulatory approval, order, consent, relief or non-disapproval that was obtained.

In addition to the foregoing, other ownership thresholds may trigger reporting requirements to governmental and regulatory authorities, and such reports may entail the disclosure of the identity of a client or BlackRock’s intended strategy with respect to such security or asset.

BlackRock may maintain securities indices. To the extent permitted by applicable laws, a Fund may seek to license and use such indices as part of their investment strategy. Index based funds that seek to track the performance of securities indices also may use the name of the index or index provider in the fund name. Index providers, including BlackRock (to the extent permitted by applicable law), may be paid licensing fees for use of their index or index name. In instances where BlackRock charges a unitary management fee, BlackRock may have a financial incentive to use a BlackRock index that is less costly to BlackRock than a third party index. BlackRock may benefit from a

Fund using BlackRock indices by creating increasing acceptance in the marketplace for such indices. BlackRock is not obligated to license its indices to a Fund and a Fund is under no obligation to use BlackRock indices. Any fund that enters into a license for a BlackRock index cannot be assured that the terms of any index licensing agreement with BlackRock will be as favorable as those terms offered to other licensees.

BlackRock may enter into contractual arrangements with third-party service providers to a Fund (e.g., custodians, administrators and index providers) pursuant to which BlackRock receives fee discounts or concessions in recognition of BlackRock’s overall relationship with such service providers. BlackRock may also enter into contractual arrangements with such service providers pursuant to which BlackRock incurs additional costs if the service provider’s services are terminated with respect to a Fund. To the extent that BlackRock is responsible for paying service providers out of its fees that it receives from a Fund, the benefits of lower fees, including any fee discounts or concessions, or any additional savings, may accrue, in whole or in part, to BlackRock, which could result in conflicts of interest relating to the use or termination of service providers to a Fund. In addition, conflicts of interest may arise with respect to contractual arrangements with third-party service providers to a Fund, or the selection of such providers, particularly in circumstances where BlackRock is negotiating on behalf of both funds that have a unitary management fee and those that do not or different service providers have different fee structures.

Conflicts of interest may arise as a result of simultaneous investment management of multiple client accounts by the BlackRock’s investment professionals. For example, differences in the advisory fee structure may create the appearance of actual or potential conflicts of interest because such differences could create pecuniary incentives for BlackRock to favor one client account over another.

BlackRock owns or has an ownership interest in certain trading, portfolio management, operations and/or information systems used by a Fund’s service providers. These systems are, or will be, used by a Fund service provider in connection with the provision of services to accounts managed by BlackRock and funds managed and sponsored by BlackRock, including a Fund, that engage the service provider (typically the custodian). A Fund’s service provider remunerates BlackRock for the use of the systems. A Fund’s service provider’s payments to BlackRock for the use of these systems may enhance the profitability of BlackRock.

BlackRock’s receipt of fees from a service provider in connection with the use of systems provided by BlackRock may create an incentive for BlackRock to recommend that a Fund enter into or renew an arrangement with the service provider.

In recognition of a BlackRock client’s overall relationship with BlackRock, BlackRock may offer special pricing arrangements for certain services provided by BlackRock. Any such special pricing arrangements will not affect a Fund’s fees and expenses applicable to such client’s investment in a Fund.

Present and future activities of BlackRock and its directors, officers and employees, in addition to those described in this section, may give rise to additional conflicts of interest.

OTHER INFORMATION

Code of Ethics

Each Fund and the Investment Advisor has adopted a code of ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act and Rule 17j-1 thereunder. Each Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to a Code of Ethics may invest in securities for their personal investment accounts, including making investments in securities that may be purchased or held by a Fund. The Codes of Ethics are available on the EDGAR Database on the SEC’s website at www.sec.gov.

Copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Proxy Voting Policies

The Board of each Fund has delegated the voting of proxies for the Fund’s securities to the Investment Advisor pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Advisor has adopted the BlackRock Active Investment Stewardship—Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund.

Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Appendix B to this SAI.

Information on how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The financial statements of the Acquiring Fund for the fiscal year ended July 31, 2024 are incorporated by reference herein to the Acquiring Fund’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of the Acquiring Fund for the six months ended January 31, 2025 are incorporated by reference herein to the Acquiring Fund’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of BKN for the fiscal year ended July 31, 2024 are incorporated by reference herein to BKN’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of BKN for the six months ended January  31, 2025 are incorporated by reference herein to BKN’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of MYD for the fiscal year ended July 31, 2024 are incorporated by reference herein to MYD’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of MYD for the six months ended January  31, 2025 are incorporated by reference herein to MYD’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of MQT for the fiscal year ended July 31, 2024 are incorporated by reference herein to MQT’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of MQT for the six months ended January 31, 2025 are incorporated by reference herein to MQT’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of BHV for the fiscal year ended July 31, 2024 are incorporated by reference herein to BHV’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of BHV for the six months ended January  31, 2025 are incorporated by reference herein to BHV’s semi-annual report filed on Form N-CSRS on April 7, 2025.

The financial statements of MPA for the fiscal year ended July 31, 2024 are incorporated by reference herein to MPA’s annual report filed on Form N-CSR on October 3, 2024. The financial statements of MPA for the six months ended January 31, 2025 are incorporated by reference herein to MPA’s semi-annual report filed on Form N-CSRS on April 7, 2025.

SUPPLEMENTAL FINANCIAL STATEMENTS

A table showing the fees of the Acquiring Fund and each Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the proposed Reorganization, is included in the section entitled “Expense Table for Common Shareholders” of the Joint Proxy Statement/Prospectus.

Each Reorganization will not result in a material change to the respective Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Target Fund modified to show the effects of the change is not required and is not included. Notwithstanding the foregoing, changes may be made to a Target Fund’s portfolio in advance of the Reorganization and/or the Acquiring Fund’s portfolio following the Reorganization.

There are no material differences in the accounting, taxation and valuation policies of each Target Fund as compared to those of the Acquiring Fund.

APPENDIX A

RATINGS OF INVESTMENTS

A Description of Moody’s Investors Service, Inc.’s (“Moody’s”) Global Rating Scales

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned for obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s issues ratings at the issuer level and instrument level on both the long-term scale and the short-term scale. Typically, ratings are made publicly available although private and unpublished ratings may also be assigned.

Moody’s differentiates structured finance ratings from fundamental ratings (i.e., ratings on nonfinancial corporate, financial institution, and public sector entities) on the global long-term scale by adding (sf) to all structured finance ratings. The addition of (sf) to structured finance ratings should eliminate any presumption that such ratings and fundamental ratings at the same letter grade level will behave the same. The (sf) indicator for structured finance security ratings indicates that otherwise similarly rated structured finance and fundamental securities may have different risk characteristics. Through its current methodologies, however, Moody’s aspires to achieve broad expected equivalence in structured finance and fundamental rating performance when measured over a long period of time.

Description of Moody’s Global Long-Term Rating Scale

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

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Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Rating Scale

P-1	Ratings of Prime-1 reflect a superior ability to repay short-term obligations.

P-2	Ratings of Prime-2 reflect a strong ability to repay short-term obligations.

P-3	Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Description of Moody’s Short-Term Obligation Ratings

Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales discussed below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability

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to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

VMIG Scale

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P Global Ratings (“S&P”), a Division of S&P Global Inc., Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings S&P assigns to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

[1]	The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;

[2]	The nature and provisions of the financial obligation, and the promise S&P imputes; and

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[3]

The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

Long-Term Issue Credit Ratings*

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due,

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unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

* Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

A-5

S&P’s municipal short-term note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

D

‘D’ is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch Ratings’ (“Fitch’s”) Credit Ratings Scales

Fitch Ratings publishes opinions on a variety of scales. The most common of these are credit ratings, but the agency also publishes ratings, scores and other relative opinions relating to financial or operational strength. For example, Fitch also provides specialized ratings of servicers of residential and commercial mortgages, asset managers and funds. In each case, users should refer to the definitions of each individual scale for guidance on the dimensions of risk covered in each assessment.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its web page. Such issues are also denoted as ‘NR’.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss. For information about the historical performance of ratings please refer to Fitch’s Ratings Transition and Default studies which detail the historical default rates and their meaning. The European Securities and Markets Authority also maintains a central repository of historical default rates.

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment.

Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

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In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

The primary credit rating scales can be used to provide a rating of privately issued obligations or certain note issuance programs or for private ratings. In this case the rating is not published, but only provided to the issuer or its agents in the form of a rating letter.

The primary credit rating scales may also be used to provide ratings for a more narrow scope, including interest strips and return of principal or in other forms of opinions such as credit opinions or rating assessment services. Credit opinions are either a notch- or category-specific view using the primary rating scale and omit one or more characteristics of a full rating or meet them to a different standard. Credit opinions will be indicated using a lower case letter symbol combined with either an ‘*’ (e.g., ‘bbb+*’) or (cat) suffix to denote the opinion status. Credit opinions will be point-in-time typically but may be monitored if the analytical group believes information will be sufficiently available. Rating assessment services are a notch-specific view using the primary rating scale of how an existing or potential rating may be changed by a given set of hypothetical circumstances. While credit opinions and rating assessment services are point-in-time and are not monitored, they may have a directional watch or outlook assigned, which can signify the trajectory of the credit profile.

Description of Fitch’s Long-Term Corporate Finance Obligations Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument. On the contrary, Ratings of debtor-in-possession (“DIP”) obligations incorporate the expectation of full repayment.

The relationship between the issuer scale and obligation scale assumes a generic historical average recovery. Individual obligations can be assigned ratings higher, lower, or the same as that entity’s issuer rating or issuer default rating (“IDR”), based on their relative ranking, relative vulnerability to default or based on explicit Recovery Ratings.

As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or IDR, except DIP obligation ratings that are not based off an IDR. At the lower end of the ratings scale, Fitch publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

Fitch long-term obligations rating scales are as follows:

AAA

Highest Credit Quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very High Credit Quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High Credit Quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

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BBB

Good Credit Quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B	Highly Speculative. ‘B’ ratings indicate that material credit risk is present.

CCC	Substantial Credit Risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC	Very High Levels of Credit Risk. ‘CC’ ratings indicate very high levels of credit risk.

C	Exceptionally High Levels of Credit Risk. ‘C’ indicates exceptionally high levels of credit risk.

Within rating categories, Fitch may use modifiers. The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories.

For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA–’; each a rating level). Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Short-Term Ratings Assigned to Issuers and Obligations

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

Fitch short-term ratings are as follows:

F1	Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High Short-Term Default Risk. Default is a real possibility.

RD

Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

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APPENDIX B

Closed-End Fund Proxy Voting Policy Procedures Governing Delegation of Proxy Voting to Fund Adviser

Effective Date: January 1, 2025

Applies to the following types of Funds registered under the 1940 Act:

Index Equity Mutual Funds and Exchange-Traded Funds

Open-End Active and Fixed Income Index Mutual Funds and Exchange-Traded Funds

Money Market Funds

Closed-End Funds

Other

Objective and Scope

Set forth below is the Closed-End Fund Proxy Voting Policy.

Policy / Document Requirements and Statements

The Boards of Trustees/Directors (the “Directors”) of the closed-end funds advised by BlackRock Advisors, LLC (“BlackRock”), (the “Funds”) have the responsibility for the oversight of voting proxies relating to portfolio securities of the Funds, and have determined that it is in the best interests of the Funds and their shareholders to delegate the responsibility to vote proxies to BlackRock as part of BlackRock’s authority to manage, acquire and dispose of account assets, all as contemplated by the Funds’ respective investment management agreements.

BlackRock has adopted the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (as from time to time amended, the “Guidelines”) governing proxy voting by accounts managed by BlackRock.

BlackRock will cast votes on behalf of each of the Funds covered by this policy on specific proxy issues in respect of securities held by each such Fund (or may refrain from voting) in accordance with the Guidelines; provided, however, that in the case of underlying closed-end funds (including business development companies and other similarly-situated asset pools) held by the Funds that have, or are proposing to adopt, a classified board structure, BlackRock will typically (a) vote in favor of proposals to adopt classification and against proposals to eliminate classification, and (b) not vote against directors as a result of their adoption of a classified board structure.

Conflicts Management

BlackRock Active Investment Stewardship (“BAIS”) maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity and to mitigate material conflicts of interest in the exercise of proxy voting responsibilities. Potential material conflicts, and the resultant potential for undue influence, might be due to a relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates or employees, or a Fund or a Fund’s affiliates. BlackRock has taken certain steps to mitigate potential conflicts, which are outlined in detail in the Guidelines. In mitigating conflicts, BAIS will adhere to the Guidelines.

In certain instances, BAIS will engage an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law.

With respect to the relationship between securities lending and proxy voting, shares on loan cannot be voted and BlackRock may determine to recall them for voting, as guided by BlackRock’s fiduciary responsibility to act in clients’ financial interests. The Guidelines set forth BlackRock’s approach to recalling securities on loan in connection with proxy voting.

Reports to the Board

BlackRock will report on an annual basis to the Directors on (1) a summary of the proxy voting process as applicable to the Funds covered by this Policy in the preceding year together with a representation that all votes were in accordance with the Guidelines (as modified pursuant to the immediately preceding paragraph), and (2) any material changes to the Guidelines, including material changes to conflicts management practices, that have not previously been reported.

BlackRock Active

Investment

Stewardship

🌑	Global Engagement and Voting Guidelines

●	Effective as of January 2025

Overview

This document provides high level guidance on how BlackRock Active Investment Stewardship (BAIS) views corporate governance matters that are commonly put to a shareholder vote, or on which investors engage with issuers. BAIS works in partnership with BlackRock’s investment teams, excluding index equity, providing expertise on investment stewardship, engaging with companies on behalf of those teams when appropriate, and assisting in recommending, operationalizing and reporting on voting decisions. The guidance informs BAIS’ voting recommendations to BlackRock’s active portfolio managers. It applies to active equity holdings in BlackRock’s fundamental equity, systematic equity and multi-asset solutions strategies. It also may apply to holdings in BlackRock’s index and active fixed income strategies, to the extent those strategies hold voting securities or conduct issuer engagements. The guidelines are not prescriptive as active portfolio managers have discretion as to how they integrate these guidelines within their investment processes in light of their clients’ or funds’ investment objectives. There are separate, independently developed principles and voting policies that are applied to BlackRock’s index equity investments by a distinct and independent function, BlackRock Investment Stewardship.

Introduction to BlackRock

BlackRock’s purpose is to help more and more people experience financial well-being. We manage assets on behalf of institutional and individual clients, across a full spectrum of investment strategies, asset classes, and regions. Our client base includes pension plans, endowments, foundations, charities, official institutions, insurers, and other financial institutions, as well as individuals around the world.

About BlackRock Active Investment Stewardship

BlackRock Active Investment Stewardship (BAIS) is a specialist team within the Portfolio Management Group and manages BlackRock’s stewardship engagement and voting on behalf of clients invested in active strategies globally. BAIS is also responsible for engagement with issuers in index fixed income strategies, where appropriate. Our activities are informed by these Global Engagement and Voting Guidelines (“the Guidelines”) and insights from active investment analysts and portfolio managers, with whom we work closely in engaging companies and voting at shareholder meetings.

Engagement with public companies is the foundation of our approach to stewardship within fundamental active investing. Through direct dialogue with company leadership, we seek to understand their businesses and how they manage risks and opportunities to deliver durable, risk adjusted financial returns. Generally, portfolio managers and stewardship specialists engage jointly on substantive matters. Our discussions focus on topics relevant to a company’s success over time including governance and leadership, corporate strategy, capital structure and financial performance, operations and sustainability-related risks, as well as macro-economic, geopolitical and sector dynamics. We aim to be constructive investors and are generally supportive of management teams that have a track record of financial value creation. We aim to build and maintain strong relationships with company leadership based on open dialogue and mutual respect.

Different active equity strategies may implement these voting guidelines differently, as a result of the latitude the portfolio manager has to make independent voting decisions aligned with their portfolio objectives and investment strategy. For example, BAIS will generally vote the holdings in Systematic Active Equity portfolios in accordance with these guidelines. We provide voting recommendations to fundamental equity portfolio managers, who may determine to vote differently based on their portfolio investment objectives and strategy.

These guidelines discuss corporate governance topics on which we may engage with management teams and board directors1 and matters that routinely come to a shareholder vote. We recognize that accepted corporate governance norms can differ across markets, and believe these guidelines represent globally applicable elements of governance that support a company’s ability to manage material risks and opportunities and deliver financial returns to investors. Generally, we believe companies should observe accepted corporate governance norms within their local markets or, particularly in markets without well-established norms, aspire to widely recognized international best practices. As one of many minority shareholders, BlackRock cannot – and does not try to – direct a company’s strategy or its implementation. We look to companies to provide disclosures that explain how their approach to corporate governance best aligns with the financial interests of their investors.

1 References to the board, board directors or non-executive directors should be understood to include supervisory boards and their members, where relevant.

Our approach to stewardship within active equities

As shareholders of public companies, BlackRock’s clients have certain fundamental rights, including the right to vote on proposals put forth by a company’s management or its shareholders. The voting rights attached to these clients’ holdings are an important mechanism for investors to express support for, or concern about, a company’s performance. As a fiduciary, BlackRock is legally required to make proxy voting determinations, on behalf of clients who have delegated voting authority to us, in a manner that is consistent with their investment objectives.

In general, we tend to support the recommendations of the board of directors and management. As indicated below, we may vote against management recommendations when we have concerns about how companies are serving the financial interests of our clients as their shareholders. We take a globally consistent approach to voting but consider the different corporate governance regulations and norms in various markets. Votes are determined on a case-by-case basis, in the context of a company’s situation and the investment mandate we have from clients. Please see page 16 for more information about how we fulfil and oversee BlackRock’s non-index equity investment stewardship responsibilities.

Our approach to stewardship within fixed income

Although fixed income investors do not have the right to vote at shareholder meetings, issuer engagement is a component of fixed income investment strategies at BlackRock, particularly those with sustainability objectives in addition to financial objectives. Most corporate governance-related fixed income engagements are undertaken in conjunction with the active investment stewardship team, and often active equity investors. In addition to the topics listed below, engagement with fixed income investment teams can help inform an issuer’s approach to structuring specialist issuances, such as green bonds, and the standard terms and information in bond documentation.

Boards of Directors

Roles and responsibilities

There is widespread consensus that the foundation of good corporate governance is an effective board of directors that is able to advise and supervise management in an independent and objective manner.2

We look to the board of directors (hereafter ‘the board’) to have an oversight role in the establishment and realization of a company’s strategy, purpose and culture. These constructs are interdependent and, when aligned, can better position a company to be resilient in the face of a changing business environment, help reduce the risks of corporate or employee misconduct, and attract and retain the caliber of workers necessary to deliver financial performance over time.

In promoting the success of the company, the board ensures the necessary resources, policies and procedures are in place to help management meet its strategic objectives within an agreed risk tolerance.

One of the most important responsibilities of the board is to appoint, and remove as necessary, the chief executive officer (CEO). In addition, the board plays a meaningful role in monitoring the performance of the CEO and other key executives, determining executive compensation, ensuring a rigorous audit, overseeing strategy execution and risk management and engaging with shareholders, and other stakeholders, as necessary.

Composition and effectiveness

Appointment process

A formal and transparent process for identifying and appointing director candidates is critical to ensuring the board is composed of directors with the appropriate mix of skills and experience. The board or a sub-committee should determine the general criteria given the company’s circumstances (e.g., sector, maturity, geographic footprint) and any additional criteria for a specific role being filled (e.g., financial expertise, industry track record). To inform the process, we encourage companies to review the skills and experience of incumbent directors to identify any gaps and whether a director candidate’s characteristics would be additive. We welcome disclosures that explain how the board considered different skills, backgrounds and experience to ensure the directors collectively can be effective in fulfilling their responsibilities. We assess a company’s board composition against that of its peer group and local market requirements.

Shareholders periodically vote to elect, remove and nominate directors to serve on the board. We may vote against the election of the most senior independent director, or the chair of the relevant committee, where a company has not demonstrated it has an appointment process that results in a high functioning board with the appropriate complement of skills, backgrounds and experience amongst the directors to support strong financial performance over time. We may vote against newly nominated directors who do not seem to have the appropriate skills or experience to contribute to the board’s effectiveness.

Independence

Director independence from management, significant shareholders or other stakeholders (e.g., government or employees) is of paramount importance to the protection of the interests of minority shareholders such as BlackRock’s clients. At least half of the directors should be independent and free from conflicts of interest or

2 See the Corporate Governance Codes of Germany, Japan, and the UK, as well as the corporate governance principles of the US Business Roundtable as examples.

undue influence.3 This ensures sufficient independent directors to have appropriately independent board committees. Companies domiciled in markets with a higher threshold for board independence should meet those requirements.

We may vote against the election of non-independent directors if the board does not have a sufficient balance of independence. We may also vote against the election of the chair of the committee responsible for board composition if this is a perennial issue.

Independent board leadership

Practices across markets differ, as do board structures, but we observe two main approaches to independent board leadership. One is a non-executive, independent chair of the board who is responsible for leading the board in the effective exercise of its duties. The other is a lead or senior independent director, who is responsible for coordinating with the other non-executive directors and working closely with the executive chair on the board agenda and other board procedures. In this case, the executive chair and the lead independent director work together to ensure the board is effectively fulfilling its responsibilities. In our view, the independent leader of the board, and/or the chair of a relevant committee, should be available to investors to discuss board governance matters such as CEO succession, executive pay, and board performance. We look to boards to explain their independent board leadership model and how it serves the interests of shareholders.

We may vote against the election of the chair of the committee responsible for board composition if there is not an identified independent leader of the board with clear responsibilities for board performance. We may vote against the most senior independent director if the board has a policy of not engaging with shareholders.

Tenure and succession

Boards should establish the length of time a director would normally be expected to serve, in line with market norms where those exist. In such markets, we find it helpful when companies disclose their approach to director tenure particularly around the contributions of directors who have served for longer periods than provided for in local practices. In our experience, long-serving directors could become less independent given their relationship with management and involvement in past board decisions.

Succession planning for board roles helps achieve the appropriate cadence of turnover that balances renewal through the regular introduction of directors with fresh perspectives and expertise with continuity through the retention of directors with long-term knowledge of the board and company.

In markets where there is not specific director tenure guidance, we may vote against the election of the chair of the committee responsible for board composition if there is not a clearly disclosed approach to director tenure and board renewal. We may vote against the election of directors who have served for longer duration than typical in markets with specific guidance, where the case for their continued service is not evident.

Capacity

3 Common impediments to independence may include but are not limited to: current or recent employment at the company or a subsidiary; being, or representing, a shareholder with a substantial shareholding in the company; interlocking directorships; lengthy tenure, and having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders.

To be effective and engaged, directors must commit appropriate time and energy to the role. A board should assess the ability of its members to maintain an appropriate focus on board matters and the company taking into consideration competing responsibilities. We recognize that board leadership roles vary across markets in responsibilities and required time commitment but note that they are generally more intensive than a standard directorship. We will take local norms and practices into consideration when making our voting determinations across markets.

We may vote against the election of directors who do not seem to have sufficient capacity to effectively fulfil their duties to the board and company.

Director elections

In support of director accountability to shareholders, directors should stand for election on a regular basis, ideally annually. A classified board structure may be justified by a company when it needs consistency and stability during a time of transition, or on the basis of its business model, e.g., a non-operating company such as closed-end funds.

Shareholders should have the opportunity to evaluate nominated directors individually rather than in bundled slates. We look to companies to provide sufficient information on each director standing for election so that shareholders can assess their capabilities and suitability. We will not support the election of directors whose names and biographical details have not been disclosed sufficiently in advance of the shareholder meeting.

Each director’s appointment should be dependent on receiving a simple majority of the votes cast at the shareholder meeting. Where a company’s practices differ, we look to the board to provide a detailed explanation as to how its approach best serves investors’ interests.

We may vote for shareholder or management proposals seeking to establish annual election of directors and/or a simple majority vote standard for director elections. We may vote against all the directors standing for election as part of a single slate if we have concerns about the profile or performance of an individual director.

Committees

Many boards establish committees to focus on specific responsibilities of the board such as audit and risk, governance and human capital, and executive compensation, amongst other matters. We do not prescribe to companies what committees they should establish but we seek to understand the board’s rationale for the committee structure it determines is appropriate. We note that, in some markets, regulation requires such committees. The responsibilities of each committee should be clear, and the board should ensure that all critical matters are assigned either to the full board or to one of the committees. The board should disclose to shareholders the structure, membership, proportion of independent directors, and responsibilities of each committee. The responsibilities we typically see assigned to the three most common committees include:

•

Audit and risk – oversight responsibilities for the integrity of financial reporting, risk management and compliance with legal and regulatory requirements; may also play an oversight role in relation to the internal audit function and whistleblowing mechanisms.

•	Nominating, governance and human capital – ensures appropriate corporate governance principles and practices including the periodic review of board performance; responsible for succession planning for CEO and key board roles, as well as the director appointment process; may also have oversight responsibilities for human capital management strategies including corporate culture and purpose.

•

Executive compensation – determines the compensation policies and programs for the CEO and other executive officers, approves annual awards and payments under the policies; may also have oversight responsibilities for firm-wide compensation policies.

We may vote against the election of the chair of the committee or other directors serving as committee members to convey our concerns and provide feedback on how a committee has undertaken its responsibilities. We may vote against the election of the most senior non-executive director if there is not a clearly disclosed approach to board committees.

Board and director evaluation

We consider it best practice for companies to conduct an annual review of the performance of the board, the committees, the chair and individual directors. Periodically, this review could be undertaken by an independent third party able to bring objective perspectives to the board on governance and performance. We encourage companies to disclose their approach to and objectives of evaluations, including any changes made to the board’s approach as a result.

Access to independent advice

To support the directors in effectively fulfilling their duties to the company and shareholders, they should have access to independent advice. When circumstances warrant, boards should be able to retain independent third parties to advise on critical matters. These might include new industry developments such as emergent and disruptive technology, operating events with material consequences for the company’s reputation and/or performance, or significant transactions. Board committees may similarly retain third parties to advise them on specialist matters such as audit, compensation and succession planning.

Executive compensation

Boards should establish compensation arrangements that enable the company to recruit, retain and reward the caliber of executive management necessary to lead and operate the company to deliver superior financial returns over time. We focus on alignment between variable pay and a company’s financial performance.

Generally, executive compensation arrangements have four components: base salary, annual bonus that rewards performance against short-term metrics, share-based incentives that reward performance against long-term metrics, and pensions and benefits. In our observation, base salary, pensions and benefits are largely set relative to market norms and benchmarks. The annual bonus and share-based incentive, or variable pay plans, tend to be tailored to the company, its sector and long-term strategy, as well as the individuals the board is seeking to recruit and motivate.

Recognizing the unique circumstances of each company, we determine whether to support a company’s approach to executive compensation on a case-by-case basis. We rely on companies providing sufficient quantitative and qualitative information in their disclosures to enable shareholders to understand the compensation arrangements and assess the alignment with investors’ interests. Features we look for in compensation arrangements include:

•	Fixed pay components, including base salary, benefits and prerequisites that are appropriate in the context of the company’s size, sector and market.

•	Variable pay subject to performance metrics that are closely linked to the company’s short- and long-term strategic objectives.

•	Long-term incentives that motivate sustained performance across a multi-year period.

•

A balance between fixed and variable pay, short- and long-term incentives, and specific instruments (cash and equity awards) that promotes pay program durability and seldom necessitates one-off, discretionary payments.

•	Outcomes that are consistent with the returns to investors over the relevant time period.

•	Board discretion, if allowed within the variable pay arrangements, to be used sparingly, responsibly and transparently.

•	A requirement, that participants in long-term share-based incentive plans build a meaningful shareholding in the company within a defined time period, as determined by the board.

•	Change of control provisions that appropriately balance the interests of executives and shareholders.

•

Clawback or malus provisions that allow the company to recoup or hold back variable compensation from individuals whose awards were based on fraudulent activities, misstated financial reports, or executive misconduct.

•	Severance arrangements that protect the company’s interests but do not cost more than is contractual.

We may vote against proposals to introduce new share-based incentives, approve existing policies or plans, or approve the compensation report where we do not see alignment between executive compensation arrangements and our clients’ financial interests. When there is not an alternative, or where there have been multi-year issues with compensation misaligned with performance, we may vote against the election of the chair of the responsible committee, or the most senior independent director.

Non-executive director compensation

Companies generally pay non-executive directors an annual retainer or fee in cash, shares or a combination of the two. Some companies also pay additional fees for service on board committees or in board leadership roles. We do not support non-executive directors participating in performance-based incentive plans as doing so may create a conflict of interest and undermine their independence from management, whom they oversee.

Capital structure

Boards are responsible for ensuring senior executive leadership has established a capital strategy that achieves appropriate capital allocation and management in support of long-term financial resilience.

Where company practices diverge from those set out below, we look for companies to disclose why they view these practices to be aligned with shareholders’ interests. We may vote against management proposals seeking capital-related authorities or the election of the most senior independent director if we have concerns about a company’s approach. We may also support a shareholder proposal seeking conversion of shares with differentiated voting rights to a one-share, one-vote standard.

Share issuance

We assess requests for share issuance for particular transactions on a case-by-case basis. We will generally support authorities to issue shares when subject to pre-emptive rights, and up to 20% absent pre-emptive rights. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

Share buybacks

We assess share buyback proposals in the context of the company’s disclosed capital management strategy and management’s determination of the appropriate balance between investment that supports the long-term growth of the company and returning cash to investors. We also take into consideration the effect of a buyback program on the company’s balance sheet and executive compensation arrangements and the price at which shares are repurchased relative to market price. Companies should seek regular approval of these authorities to allow shareholders to take into consideration how prior authorities were used, as well as the current circumstances of the company and the market environment.

We would normally expect companies to cancel repurchased shares. If a company plans to retain them as treasury shares, management should provide a detailed rationale in the context of the disclosed capital management strategy.

Dividends

We generally defer to management and the board on dividend policy but may engage to seek further clarification where a proposed dividend appears out of line with the company’s financial position.

Differentiated voting rights

We prefer companies to adopt a one-share, one-vote structure for share classes with the same economic exposure. Certain companies, particularly those new to public markets, could make the case to adopt a differentiated voting rights structure, or dual class stock. In those situations, we encourage companies to evaluate and seek approval for their capital structure on a periodic basis.

Transactions and special situations

We monitor developments in transactions and special situations closely and undertake our own detailed analyses of proposals.

Mergers and acquisitions

We evaluate proposed mergers or acquisitions by assessing the financial outcome for our clients as minority shareholders. Management should provide an assessment of the proposed transaction’s strategic and financial rationale, along with its execution and operational risks. We review each transaction independently based on these factors and the degree to which the transaction enhances shareholder value. The board should consider establishing an ad hoc transaction committee to undertake an independent assessment of a significant merger or acquisition, in advance of making its recommendation to shareholders.

We will vote against transactions that, in our assessment, do not advance our clients’ financial interests.

Anti-takeover defenses

In principle, we do not support companies using anti-takeover defenses, also known as poison pills or shareholder rights plans, as they can entrench management and boards which have not delivered long-term shareholder value. By exception, a poison pill may be supported if its purpose is to delay a takeover that is considered sub-optimal and enable management to seek an improved offer. Similarly, management could make the case to use a poison pill to block a shareholder activism campaign that may be counter to the interests of other investors. Defense mechanisms introduced in these circumstances should be limited in term and threshold, and also be closely monitored by the independent members of the board. We look for a shareholder vote for any mechanisms expected to be in place for more than 12 months.

Shareholder activism

When companies are the focus of an activism campaign, we may engage with the activist to understand their analysis and objectives, once they have gone public. We will also engage with company management and possibly board members, especially those the activist may be seeking to replace. In our assessment, we evaluate various factors, including the concerns raised by the activist and the case for change; the quality of both the activist’s and management’s plans; and the qualifications of each party’s candidates. We evaluate each contested situation by assessing the potential financial outcome for our clients as minority shareholders.

We may support board candidates nominated by a shareholder activist if the activist has demonstrated that their case for change enhances shareholder value, or if the incumbent board members do not demonstrate the relevant skills and expertise or have a poor track record of protecting shareholders’ interests.

Significant shareholders and related party transactions

Boards of companies with affiliated shareholders or directors should be able to demonstrate that the interests of all shareholders are given equitable consideration.

Transactions with related parties, such as significant shareholders or companies connected with the public company, should be disclosed in detail and conducted on terms similar to what would objectively have been agreed with a non-related party. Such transactions should be reviewed and approved by the independent members of the board, and if voted on, only disinterested shareholders should vote.

Corporate reporting, risk management and audit

Investors depend on corporate reporting, both regulatory and voluntary, to understand a company’s strategy, its implementation and financial performance, as well as to assess the quality of management and operations and potential for the company to create shareholder value over time. The board should oversee corporate reporting and the policies and procedures underpinning the internal audit function and external audit.

A company’s financial reporting should provide decision-useful information for investors and other stakeholders on its financial performance and position. It should provide an accurate and balanced assessment of the risks and opportunities the company faces in realizing its long-term strategy. Accordingly, the assumptions made by management and reviewed by the auditor in preparing the financial statements should be reasonable and justified. Financial statements should be prepared in accordance with globally developed reporting standards and any divergence from generally accepted accounting principles should be explained in detail and justified. Accounting restatements should be explained in detail and any remedial actions, and the implications of these, disclosed.

In this context, audit committees play a vital role in a company’s financial reporting system by providing independent oversight of the accounts, material financial and, where appropriate to the jurisdiction, nonfinancial information, internal control frameworks and Enterprise Risk Management systems. In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders. Audit committees should have a procedure in place for assessing the independence of the auditor and the quality of the external audit process annually.

Similarly, material sustainability-related factors that are integral to how a company manages risks or generates revenue should be disclosed. In our view, the standards developed by the International Sustainability Standards Board, can be helpful to companies in preparing such reports. 4

Companies should establish robust risk management and internal control processes appropriate to the company’s business, risk tolerance, and regulatory environment. A credible whistleblowing system for employees, and potentially other stakeholders, can be a useful mechanism for ensuring that senior management and the board are aware of potential misconduct or breaches in risk management and internal control processes.

A comprehensive audit conducted by an independent audit firm contributes to investor confidence in the quality of corporate reporting. It is helpful when the audit report gives some insight into the scope and focus of the audit, as well as any critical audit matters identified and how these were resolved. A comprehensive and effective audit is time and resource intensive, and the audit fee should be commensurate. Fees paid to the audit firm for non-audit consulting should not exceed the audit fee to a degree that may prompt concerns about the independence of the audit. The audit committee should explain its position on auditor tenure and how it confirmed that the auditor remained independent.

We may vote against the election of the responsible directors if corporate reporting is insufficient or there are material misstatements in financial reports. In markets where relevant, we may vote against a proposal to approve the financial statements or the discharge of the board when we are concerned about the quality of the reporting or the audit. We may vote against proposals to appoint the auditor, ratify the audit report, or approve the audit fee if we are concerned about the auditor’s independence, the quality of the audit, or there are material misstatements in financial reports and the board has not established reasonable remediation plans.

Shareholder rights and protections

General shareholder meetings

Companies normally have an annual general meeting of shareholders at which routine and non-routine items of business are discussed and voted on by shareholders in attendance or submitting proxy votes. Companies should disclose materials relevant to the shareholder meeting sufficiently in advance so that shareholders can take them into consideration in their voting decisions. Many companies offer shareholders the option of

4 The objective of IFRS S1 General Requirements for Disclosure of Sustainability-related Financial Information is to require an entity to disclose information about its sustainability-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity. The objective of IFRS S2 Climate-related Disclosures is to require an entity to disclose information about its climate-related risks and opportunities that is useful to primary users of general-purpose financial reports in making decisions relating to providing resources to the entity.

participating in the meeting virtually which, whilst welcome, should not limit the rights of shareholders to participate as they would during an in-person meeting.

We may vote against directors when materials related to the business of the shareholder meeting are not provided in a timely manner or do not provide sufficient information for us to take an informed voting decision. We may vote against directors if the format of the shareholder meeting does not accommodate reasonable shareholder participation.

Bylaw amendments

We review bylaw amendments proposed by management on a case-by-case basis and will generally support those that are aligned with the interests of minority shareholders. Any material changes to the bylaws should be explained in detail and put to a shareholder vote.

We may vote against bylaw amendments that reduce shareholder rights and protections. We may vote against directors if material changes are made to the bylaws without shareholder approval.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to call a special meeting of shareholders. The shareholding required to exercise this right should balance its utility with the cost to the company of holding special meetings.

If not provided for in the relevant corporate law, company bylaws should allow shareholders, individually or as a group, with a meaningful shareholding the right to nominate directors to the company’s board. The threshold for this right should be set so that shareholders can exercise it without being unduly disruptive to the board’s own nomination process.

Whilst we would not use either of these rights ourselves, we see them as important accountability mechanisms. We may vote for a shareholder proposal seeking the addition of either of these provisions to a company’s bylaws.

Change of domicile

We generally defer to management on proposals to change a company’s domicile as long as the rationale for doing so is consistent with the company’s long-term strategy and business model and the related costs are immaterial.

We may vote against directors or a proposal to change a company’s domicile where it does not seem aligned with our clients’ financial interests.

Changes to a company’s purpose or the nature of its business

Plans to materially change the nature of a company’s business or its purpose should be disclosed and explained in the context of long-term strategy and business dynamics. Such changes may significantly alter an investor’s views on the suitability of a company for their investment strategy or portfolio.

Where relevant, we may vote against proposals to change a company’s purpose or the nature of its business if the board has not provided a credible argument for change.

Shareholder proposals

Shareholders in many markets, who meet certain eligibility criteria, have the right to submit proposals to the general shareholder meeting asking a company to take a particular course of action subject to the proposal being supported by a majority of votes cast at the meeting. The topics raised address a range of governance, social and environmental matters that may be relevant to a company’s business. Shareholder proposals are considered by many investors to be an escalation tool when a company is unresponsive to their engagement.

We vote on these proposals on a case-by-case basis. We assess the relevance of the topic raised to a company’s business and its current approach, whether the actions sought are consistent with shareholders’ interests, and what impact the proposal being acted upon might have on financial performance.

Our general approach where we have concerns about a company’s governance, disclosures or performance is to engage to understand the apparent difference in perspective. If we continue to believe the company is not acting in shareholders’ financial interests, we may vote against the election of directors. We may support a relevant shareholder proposal if doing so reinforces the points made in our engagement or is aligned with our clients’ financial interests. We generally do not support shareholder proposals that are legally binding on the company, seek to alter a company’s strategy or direct its operations, or are unrelated to how a company manages risk or generates financial returns.

BlackRock is subject to legal and regulatory requirements in the U.S. that place restrictions and limitations on how we can interact with the companies in which we invest on behalf of our clients, including our ability to submit shareholder proposals. We can vote on behalf of clients who authorize us to do so, on proposals put forth by others.

Corporate political activities

We seek to understand how companies ensure that their direct and indirect engagement in the policy making process is consistent with their public statements on policy matters important to the company’s long-term strategy. The board should be aware of the approach taken to corporate political activities as there can be reputational risks arising from inconsistencies. Companies should, as a minimum, meet all regulatory disclosure requirements on political activities, and ideally, provide accessible and clear disclosures to shareholders on policy positions, public policy engagement activities and political donations. To mitigate the risk of inconsistencies, companies can usefully assess the alignment between their policy priorities and the policy positions of the trade associations of which they are active members and any engagements undertaken by trade associations on behalf of members.

Generally, this is an engagement matter, although we may support a relevant shareholder proposal, or vote against directors, where a company’s disclosures are insufficient, or it becomes public that there is a material contradiction in a company’s public policy positions and its policy engagement.

Sustainability, or environmental and social, considerations

We seek to understand how companies manage the risks and opportunities inherent in their business operations. In our experience, sustainability-related factors5 that are relevant to a company’s business or

5 By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators. It is our view that well-managed companies will effectively evaluate and manage material sustainability-related risks and opportunities relevant to their businesses. Governance is the core means by which boards can oversee the creation of durable financial value over time. Appropriate risk oversight of business-relevant and material sustainability-related considerations is a component of a sound governance framework.

material to its financial performance, are generally operational considerations embedded into day-to-day management systems. Certain sustainability issues may also inform long-term strategic planning, for example, investing in product innovation in anticipation of changing consumer demand or adapting supply chains in response to changing regulatory requirements.

We recognize that the specific sustainability-related factors that may be financially material or business relevant will vary by company business model, sector, key markets, and time horizon, amongst other considerations. From company disclosures and our engagement, we aim to understand how management is identifying, assessing and integrating material sustainability-related risks and opportunities into their business decision-making and practices. Doing so helps us undertake a more holistic assessment of a company’s potential financial performance and the likely risk-adjusted returns of an investment.

We may vote against directors or support a relevant shareholder proposal if we have concerns about how a company is managing or disclosing its approach to material sustainability-related risks that may impact financial returns.

Key stakeholders

In our view, companies should understand and take into consideration the interests of the various parties on whom they depend for their success over time. It is for each company to determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business partners (such as suppliers and distributors), clients and consumers, regulators, and the communities in which they operate. Companies that appropriately balance the interests of investors and other stakeholders are, in our experience, more likely to be financially resilient over time.

Climate and decarbonization investment objectives

Certain active BlackRock funds have climate and decarbonization objectives in addition to financial objectives. Consistent with the objectives of those investment strategies, our stewardship activity in relation to the holdings in those funds differs in some respects from BAIS’ benchmark guidelines, which are described above. Specifically, for those funds’ holdings, we look to investee companies to demonstrate that they are aligned with a decarbonization pathway that means their business model would be viable in a low-carbon economy, i.e., one in which global temperature rise is limited to 1.5°C above pre-industrial levels. This approach is only taken following BlackRock receiving the explicit approval from the applicable fund board.

The decarbonization stewardship guidelines focus on companies which produce goods and services that contribute to real world decarbonization or have a carbon intensive business model and face outsized impacts from the low carbon transition, based on reported and estimated scopes 1, 2, and 3 greenhouse gas emissions. These companies should provide disclosures that set out their governance, strategy, risk management processes and metrics and targets relevant to decarbonization. These disclosures should include an explanation of the decarbonization scenarios a company is using in its near- and long-term planning, as well as its scope 1, scope 2 and material scope 3 greenhouse gas (GHG) emissions and reduction targets for scope 1 and 2 emissions. As with the BAIS benchmark policies, we consider the climate-risk reporting standard issued by the International Sustainability Standards Board, IFRS S2, a useful reference for such reporting.

Under these climate- and decarbonization-specific guidelines, BAIS may recommend a vote against directors or support for a relevant shareholder proposal if a company does not appear to be adequately addressing or disclosing material climate-related risks. We may recommend supporting shareholder proposals seeking information relevant to a company’s stated low-carbon transition strategy and targets that the company does not currently provide and that would be helpful to investment decision-making. As under the BAIS benchmark approach, the active portfolio managers are ultimately responsible for voting consistent with their investment mandate and fund objectives.

Appendix 1: How we fulfill and oversee our active investment stewardship responsibilities

Oversight

The Global Head of BAIS has primary oversight of and responsibility for the team’s activities, including voting in accordance with the BlackRock Active Investment Stewardship Global Engagement and Voting Guidelines (“the Guidelines”), which require the application of professional judgment and consideration of each company’s unique circumstances, as well as input from active investors. BAIS is independent from BlackRock Investment Stewardship in our engagement and voting activities, reporting lines, and oversight.

The Active Investment Stewardship Oversight Committee, comprised of senior representatives of the active investment, legal and risk teams, reviews and advises on amendments to BAIS’ Global Engagement and Voting Guidelines. The Committee also considers developments in corporate governance, related public policy, and market norms and how these might influence BAIS’ policies and practices. The Committee does not determine voting decisions, which are the responsibility of BAIS and the relevant active equity investors.

In addition, there is a standing advisory group of senior active investors who counsel BAIS on complex or high-profile votes before a recommendation is finalized and escalated to the portfolio managers with holdings in the company under consideration. This group also formally reviews any revisions to the Engagement and Voting Guidelines proposed by BAIS as part of its annual review.

BAIS carries out engagement with companies in collaboration with active investment colleagues, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the Guidelines. BAIS also conducts research on corporate governance issues and participates in industry discussions to contribute to and keep abreast of important developments in the corporate governance field. BAIS may use third parties for certain of the foregoing activities and performs oversight of those third parties (see “Use and oversight of third-party vote services providers” below).

Voting guidelines and vote execution

BlackRock votes on proxy issues when our clients authorize us to do so. We carefully consider the voting items submitted to funds and other fiduciary account(s) (Fund or Funds) for which we have voting authority. BlackRock votes (or refrains from voting) for each Fund for which we have voting authority based on our evaluation of the alignment of the voting items with the long-term economic interests of our clients, in the exercise of our independent business judgment, and without regard to the relationship of the issuer (or any shareholder proponent or dissident shareholder) to the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).

When exercising voting rights, BAIS will normally vote on specific proxy issues in accordance with the Guidelines, although portfolio managers have the right to vote differently on their holdings if they determine doing so is more aligned with the investment objective and financial interests of clients invested in the funds they manage.

The Guidelines are not intended to be exhaustive. BAIS applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, the Guidelines do not indicate how BAIS will vote in every instance. Rather, they reflect our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots. The Guidelines are reviewed annually and updated as necessary to reflect changes in market practices, developments in corporate governance and feedback from companies and clients. In this way, BAIS aims to maintain policies that explain our approach to governance practices most aligned with clients’ long-term financial interests.

In certain markets, proxy voting involves logistical issues which can affect BAIS’ ability to vote such proxies, as well as the desirability of voting such proxies. These issues include, but are not limited to: i) untimely notice of shareholder meetings; ii) restrictions on a foreigner’s ability to exercise votes; iii) requirements to vote proxies in person; iv) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); v) potential difficulties in translating the proxy; vi) regulatory constraints; and vii) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.

BlackRock votes proxies in these situations on a “best-efforts” basis. In addition, BAIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Voting Choice

BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process where legally and operationally viable.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, and Canada that use systematic active equity (SAE) and multi-asset strategies. In addition, institutional clients in separately managed accounts (SMAs) are eligible for BlackRock Voting Choice regardless of their investment strategies.6

As a result, the shares attributed to BlackRock in company share registers may be voted differently depending on whether our clients have authorized BAIS to vote on their behalf, have authorized BlackRock to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice. BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

Use and oversight of third-party vote services providers

Third-party vote services providers – or proxy research firms—provide research and recommendations on proxy votes, as well as voting infrastructure. As mentioned previously, BlackRock contracts primarily with the vote services provider ISS and leverages its online platform to supply research and support voting, record keeping, and reporting processes. We also use Glass Lewis’ research and analysis as an input into our voting process. It is important to note that, although proxy research firms provide important data and analysis, BAIS does not rely solely on their information or follow their voting recommendations. A company’s disclosures, our past engagements and voting, investment colleagues’ insights and our voting guidelines are important inputs into our voting decisions on behalf of clients.

Given the large universe of actively held companies, BAIS employs the proxy services provider to streamline the voting process by making voting recommendations based on BAIS’ voting guidelines when the items on a

6 With Voting Choice, SMAs have the ability to select from a set of voting policies from third-party proxy advisers the policy that best aligns with their views and preferences. BlackRock can then use its proxy voting infrastructure to cast votes based on the client’s selected voting policy.

shareholder meeting agenda are routine. Agenda items that are not routine are referred back to BAIS to assess, escalate as necessary to the relevant portfolio managers and vote. BAIS reviews and can override the recommendations of the vote services provider at any time prior to the vote deadline. Both BAIS and the vote services provider actively monitor securities filings, research reports, company announcements, and direct communications from companies to ensure awareness of supplemental disclosures and proxy materials that may require a modification of votes.

BAIS closely monitors the third-party vote services providers we contract with to ensure that they are meeting our service level expectations and have effective policies and procedures in place to manage potential conflicts of interest. Our oversight of service providers includes regular meetings with client service teams, systematic monitoring of vendor operations, as well as annual due diligence meetings in accordance with BlackRock’s firmwide policies.

Conflicts management policies and procedures

BAIS maintains policies and procedures that seek to prevent undue influence on BlackRock’s proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees. The following are examples of sources of perceived or potential conflicts of interest:

•	BlackRock clients who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock business partners or third parties who may be issuers of securities or proponents of shareholder resolutions

•	BlackRock employees who may sit on the boards of public companies held in Funds managed by BlackRock

•	Significant BlackRock, Inc. investors who may be issuers of securities held in Funds managed by BlackRock

•	Securities of BlackRock, Inc. or BlackRock investment funds held in Funds managed by BlackRock

•	BlackRock, Inc. board members who serve as senior executives or directors of public companies held in Funds managed by BlackRock

BlackRock has taken certain steps to mitigate perceived or potential conflicts including, but not limited to, the following:

•	Adopted the Guidelines which are designed to advance our clients’ long-term economic interests in the companies in which BlackRock invests on their behalf

•

Established a reporting structure that separates BAIS from employees with sales, vendor management, or business partnership roles. In addition, BlackRock seeks to ensure that all engagements with corporate issuers, dissident shareholders or shareholder proponents are managed consistently and without regard to BlackRock’s relationship with such parties. Clients or business partners are not given special treatment or differentiated access. BAIS prioritizes engagements based on factors including, but not limited to, our need for additional information to make a voting decision or our view on the likelihood that an engagement could lead to positive outcome(s) over time for the economic value of the company. Within the normal course of business, BAIS may engage directly with BlackRock clients, business partners and/or third parties, and/or with employees with sales, vendor management, or business partnership roles, in discussions regarding our approach to stewardship, general corporate governance matters, client reporting needs, and/or to otherwise ensure that proxy-related client service levels are met

•

Determined to engage, in certain instances, an independent third-party voting service provider to make proxy voting recommendations as a further safeguard to avoid potential conflicts of interest, to satisfy regulatory compliance requirements, or as may be otherwise required by applicable law. In such circumstances, the independent third-party voting service provider provides BlackRock with recommendations, in accordance with the Guidelines, as to how to vote such proxies. BlackRock uses an independent third-party voting service provider to make proxy voting recommendations for shares of BlackRock, Inc. and companies affiliated with BlackRock, Inc. BlackRock may also use an independent third-party voting service provider to make proxy voting recommendations for:

○	public companies that include BlackRock employees on their boards of directors

○	public companies of which a BlackRock, Inc. board member serves as a senior executive or a member of the board of directors

○	public companies that are the subject of certain transactions involving BlackRock Funds

○	public companies that are joint venture partners with BlackRock, and

○	public companies when legal or regulatory requirements compel BlackRock to use an independent third-party voting service provider

In selecting an independent third-party voting service provider, we assess several characteristics, including but not limited to: independence, an ability to analyze proxy issues and make recommendations in the economic interest of our clients in accordance with the Guidelines, reputation for reliability and integrity, and operational capacity to accurately deliver the assigned recommendations in a timely manner. We may engage more than one independent third-party voting service provider, in part to mitigate potential or perceived conflicts of interest at a single voting service provider. The Active Investment Stewardship Oversight Committee appoints and reviews the performance of the independent third-party voting service providers, generally on an annual basis.

Securities lending

When so authorized, BlackRock acts as a securities lending agent on behalf of Funds. Securities lending is a well-regulated practice that contributes to capital market efficiency. It also enables funds to generate additional returns while allowing fund providers to keep fund expenses lower.

With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration). BAIS works with active portfolio managers, as well as colleagues in the Securities Lending and Risk and Quantitative Analysis teams, to evaluate the costs and benefits to clients of recalling shares on loan.

In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would not warrant recalling securities on loan. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances.

Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.

Reporting and vote transparency

BAIS is committed to transparency in the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and disclosure on our website.

Want to know more?

blackrock.com/stewardship | ContactActiveStewardship@blackrock.com

The document is provided for information purposes only and is subject to change. Reliance upon this information is at the sole discretion of the reader.

Prepared by BlackRock, Inc.

©2024 BlackRock, Inc. All rights reserved. BLACKROCK is a trademark of BlackRock, Inc., or its subsidiaries in the United States and elsewhere. All other trademarks are those of their respective owners.

PART C: OTHER INFORMATION

ITEM 15. Indemnification

Section 2-418 of the General Corporation Law of the State of Maryland, Article V of the Registrant’s Charter, Article IV of the Registrant’s Amended and Restated Bylaws and the Investment Management Agreement each provides for indemnification.

Article V, Section (3) and (4) of the Registrant’s Articles of Incorporation, a copy of which was filed as an exhibit to the Registrant’s Registration Statement on Form N-2 on July 21, 2005 (and such Sections of such Article has not been subsequently amended in the charter), and Article IV of the Registrant’s Amended and Restated Bylaws, a copy of which was filed as an exhibit to the Registrant’s 8-K filed on September 21, 2010, provides for indemnification, as set forth below:

Article V (Provisions for Defining, Limiting and Regulating Certain Powers of the Corporation and of the Directors and Stockholders) of the Registrant’s Articles of Incorporation, in relevant part, provides as follows:

(3) Each director and each officer of the Corporation shall be indemnified by the Corporation to the full extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

(4) To the fullest extent permitted by the General Laws of the State of Maryland, subject to the requirements of the Investment Company Act of 1940, as amended, no director or officer of the Corporation shall be personally liable to the Corporation or its security holders for money damages. No amendment of these Articles of Incorporation or repeal of any provision hereof shall limit or eliminate the benefits provided to directors and officers under this provision in connection with any act or omission that occurred prior to such amendment or repeal.

Article IV of the Registrant’s Amended and Restated Bylaws provides as follows:

Section 1. No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article IV Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2. Mandatory Indemnification.

(a) The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indemnitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

1

(b) Notwithstanding the foregoing, unless otherwise provided in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, a Special Counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c) Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

(d) Any repeal or modification of the Charter or Section 2 of this Article IV shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3. Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article IV, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article IV Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article IV. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IV shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the 1940 Act.

Section 6. Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

The Registrant has also entered into an agreement with directors and officers of the Registrant entitled to indemnification under the charter of the Registrant pursuant to which the Registrant has agreed to advance expenses and costs incurred by the indemnitee in connection with any matter in respect of which indemnification might be sought pursuant to the charter of the Registrant to the maximum extent permitted by law.

Reference is also made to Sections 10 and 11 of the Registrant’s Investment Management Agreement.

Additionally, the Registrant and the other funds in the BlackRock Fixed-Income Complex jointly maintain, at their own expense, E&O/D&O insurance policies for the benefit of its Directors, officers and certain affiliated persons. The Registrant pays a pro rata portion of the premium on such insurance policies.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement. The Registrant acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this registration statement not misleading.

Exhibit No.	Description of Exhibit

(1)(a)	Articles of Incorporation of the Registrant are incorporated herein by reference to Exhibit (a)(1) to the Registrant’s Registration Statement on Form N-2 (File No. 333-126755) filed on July 21, 2005.

(b)	Articles of Amendment dated September 14, 2006 are incorporated by reference to Exhibit (1)(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(c)

Articles Supplementary dated September 17, 2010 are incorporated herein by reference to Exhibit 77Q1(a) to the Registrant’s Annual Report for Registered Investment Companies on Form N-SAR filed on June 29, 2011.

(d)

Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated September 13, 2011 are incorporated herein by reference to Exhibit 77Q1(a) to the Registrant’s Semi-Annual Report for Registered Investment Companies on Form N-SAR filed on December 23, 2011.

(e)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated October 22, 2015 are incorporated herein by reference to Exhibit 77Q1(a) to the Registrant’s Semi-Annual Report for Registered Investment Companies on Form N-SAR filed on December 24, 2015.

(f)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated March 15, 2019 are incorporated by reference to Attachment G.1.b.ii to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on July 15, 2019.

(g)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated February 28, 2020 are incorporated by reference to Exhibit (1)(g) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(h)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated December 31, 2020 are incorporated by reference to Exhibit (1)(h) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(i)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated March 2, 2021 are incorporated by reference to Exhibit (1)(i) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(j)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated March 31, 2021 are incorporated by reference to Exhibit (1)(j) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(k)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated April 9, 2021 are incorporated by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on July 13, 2021.

(l)

Articles Supplementary dated November 4, 2021 are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on July 12, 2022.

(m)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated November 18, 2021 are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 13, 2023.

(n)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated June 8, 2023 are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 5, 2023.

(o)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated May 13, 2024 are incorporated by reference to Exhibit (1)(o) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(p)

Articles of Amendment to the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated June 4, 2024 are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 15, 2024.

(q)

Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated June 5, 2024 are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on October 15, 2024.

(r)	Form of Articles of Amendment amending the Articles Supplementary Establishing and Fixing the Rights and Preferences of Variable Rate Demand Preferred Shares dated - filed herewith.

(2)(a)

Amended and Restated Bylaws of the Registrant are incorporated herein by reference to Attachment G.1.b.i to the Registrant’s Annual Report for Registered Investment Companies on Form N-CEN filed on July 12, 2022.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is included in Appendix A to the Joint Proxy Statement/Prospectus

(5)

Selected Provisions of the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated Bylaws of the Registrant Defining the Rights of Shareholders are incorporated by reference to Exhibit 1(a) and Exhibit 2(a) above

(6)(a)

Investment Management Agreement between the Registrant and BlackRock Advisors, LLC dated September 29, 2006 is incorporated by reference to Exhibit 6(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(b)

Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit 6(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(c)

Amendment No.  1 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit 6(c) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(d)

Amendment No.  2 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit 6(d) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(e)

Amendment No.  3 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated herein by reference to Exhibit 6(e) to Registrant’s Registration Statement on Form N-14 (File No 333-248768) filed on August 31, 2021.

(f)

Amendment No.  4 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated herein by reference to Exhibit 6(f) to Registrant’s Registration Statement on Form N-14 (File No 333-248768) filed on August 31, 2021.

(g)

Form of Amendment No.  5 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to the Registration Statement on Form N-2  of BlackRock Multi-Sector Income Trust (File No. 333-262119) as filed with the Commission on January 12, 2022.

(h)

Form of Amendment No.  6 to the Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(8) to the Registration Statement on Form N-2  of BlackRock 2037 Municipal Target Term Trust (File No. 333-250205) as filed with the Commission on July 28, 2022.

(i)

Amendment No.  7 to Amended and Restated Master Advisory Fee Waiver Agreement is incorporated by reference to Exhibit (g)(9) to Post-Effective Amendment No. 1 to the Registration Statement on Form N-2  of BlackRock Alpha Strategies Fund (File No. 333-273507), as filed with the Commission on July 26, 2024.

(7)	Not applicable

(8)

BlackRock Fixed-Income Complex Third Amended and Restated Deferred Compensation Plan is incorporated by reference to Exhibit 8 to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(9)	Form of Master Custodian Agreement is incorporated by reference to Exhibit 9 to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(10)	Not applicable

(11)	Opinion and Consent of Special Counsel for the Registrant is filed herewith.

(12)

Form of Tax opinion of Willkie Farr & Gallagher LLP regarding the reorganizations is incorporated by reference to Exhibit (12) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(13)(a)

Form of Amended and Restated Transfer Agency and Service Agreement is incorporated by reference to Exhibit 13(a) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(b)

Form of Administration and Accounting Services Agreement is incorporated by reference to Exhibit 13(b) to the Registrant’s Registration Statement on Form N-14 (File No. 333-248768) filed on October 30, 2020.

(c)

Form of Eleventh Amended and Restated Securities Lending Agency Agreement between the Registrant and BlackRock Investment Management, LLC is incorporated herein by reference to Exhibit (h)(13) of Post- Effective Amendment No. 86 to the Registration Statement on Form N-1A of BlackRock Funds V (File No. 333-224371) filed on January 27, 2025.

(14)

Consent of the Independent Registered Public Accounting Firm for the Registrant, BlackRock Investment Quality Municipal Trust, Inc., BlackRock MuniYield Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. is filed herewith.

(15)	Not applicable

(16)	Power of Attorney of the Board of Directors/Trustees is incorporated by reference to Exhibit (16) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(17)	Form of Proxy Cards for Common Shares of the Funds is incorporated by reference to Exhibit (17) to the Registrant’s Registration Statement on Form N-14 (File No 333-288715) filed on June 16, 2025.

(18)	Calculation of Filing Fee Tables is filed herewith.

ITEM 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, as amended, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file, by post-effective amendment, opinions of counsel supporting the tax consequences of the Reorganizations within a reasonably prompt time after receipt of such opinions.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 29th day of August, 2025.

BLACKROCK MUNIYIELD QUALITY FUND, INC.

BY:	/s/ JOHN M. PERLOWSKI
Name:	John M. Perlowski
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on the 29th day of August, 2025.

Signature	Title

/s/ JOHN M. PERLOWSKI John M. Perlowski	Director, President and Chief Executive Officer (Principal Executive Officer)

/s/ TRENT WALKER Trent Walker	Chief Financial Officer (Principal Financial and Accounting Officer)

CYNTHIA L. EGAN* Cynthia L. Egan	Director

LORENZO A. FLORES* Lorenzo A. Flores	Director

STAYCE D. HARRIS* Stayce D. Harris	Director

J. PHILLIP HOLLOMAN* J. Phillip Holloman	Director

R. GLENN HUBBARD* R. Glenn Hubbard	Director

W. CARL KESTER* W. Carl Kester	Director

CATHERINE A. LYNCH* Catherine A. Lynch	Director

ARTHUR P. STEINMETZ* Arthur P. Steinmetz	Director

ROBERT FAIRBAIRN* Robert Fairbairn	Director

*By:	/s/ JANEY AHN (Janey Ahn, Attorney-In-Fact)

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
(1)(r)	Form of Articles of Amendment

(11)	Opinion and Consent of Special Counsel for the Registrant.

(14)	Consent of the Independent Registered Public Accounting Firm.

(18)	Calculation of Filing Fee Tables.